[GRAPHIC OMITTED]

                                      2002
                           ARMADA FUNDS ANNUAL REPORT

                                  EQUITY FUNDS
                             ASSET ALLOCATION FUNDS
                               FIXED INCOME FUNDS
                               TAX FREE BOND FUNDS

                                 [LOGO OMITTED]
                                    ARMADA[REGISTRATION MARK]
                                      FUNDS
                               WWW.ARMADAFUNDS.COM

EQUITY FUNDS

CORE EQUITY FUND

EQUITY GROWTH FUND

EQUITY INDEX FUND

INTERNATIONAL EQUITY FUND

LARGE CAP ULTRA FUND

LARGE CAP VALUE FUND

MID CAP GROWTH FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

TAX MANAGED EQUITY FUND


ASSET ALLOCATION FUNDS

AGGRESSIVE ALLOCATION FUND

BALANCED ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND


FIXED INCOME FUNDS

BOND FUND

GNMA FUND

INTERMEDIATE BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN ADVANTAGE FUND

U.S. GOVERNMENT INCOME FUND


TAX FREE BOND FUNDS

MICHIGAN MUNICIPAL BOND FUND

NATIONAL TAX EXEMPT BOND FUND

OHIO TAX EXEMPT BOND FUND

PENNSYLVANIA MUNICIPAL BOND FUND


MONEY MARKET FUNDS

GOVERNMENT MONEY MARKET FUND

MONEY MARKET FUND

OHIO MUNICIPAL MONEY MARKET FUND

PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND

TAX EXEMPT MONEYMARKET FUND

TREASURY MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND


   Chairman's Message .................................................    1

   Economic and Market Overview .......................................    2

   Funds' Overviews ...................................................    4

   Additional Armada Performance Information ..........................   27

   Notice to Shareholders .............................................   29

   Trustees and Officers of the Trust .................................   30

   Report of Independent Auditors .....................................   32

FINANCIAL STATEMENTS

   Financial Highlights ...............................................   33

   Statements of Net Assets ...........................................   44

   Statements of Operations ...........................................  112

   Statements of Changes in Net Assets ................................  116

   Notes to Financial Statements ......................................  126




--------------------------------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

NATIONAL CITY INVESTMENT MANAGEMENT COMPANY (IMC) SERVES AS INVESTMENT ADVISER TO ARMADA FUNDS, FOR WHICH IT RECEIVES AN INVESTMENT ADVISORY FEE. ARMADA FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION COMPANY (SIDC), OAKS, PA 19456. SIDC IS NOT AFFILIATED WITH IMC AND IS NOT A BANK. MUTUAL FUNDS INVOLVE RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL. CURRENT PERFORMANCE MAY BE LOWER THAN THE PERFORMANCE FIGURES QUOTED HEREIN DUE TO RECENT MARKET VOLATILITY. FOR MORE COMPLETE INFORMATION ABOUT ARMADA FUNDS, INCLUDING CHARGES, EXPENSES AND PERFORMANCE, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-622-FUND
(3863) FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                              CHAIRMAN'S MESSAGE



July 2002

DEAR SHAREHOLDER:

During the year ended May 31, 2002, total assets of Armada Funds grew by approximately 3 percent to $17.4 billion. Money market fund assets grew by nearly 8 percent to $10.2 billion with most of the growth occurring in the fourth quarter of 2001 as shareholders moved to the more liquid investments. We have continued to see inflows into equity funds despite the disappointing market performance.

This report provides important information on the market, your investment(s), and other funds offered through the fund family. The Economic and Market Overview identifies major events affecting the current markets as well as expectations for the future. Comments from the fund managers give insight into how each fund has responded to the changing climate and is positioning itself for the future. I encourage you to review these commentaries as well as the audited financial information to help you make decisions about your investments.

Aramada has a broad selection of mutual funds with a variety of goals and strategies that you can use to diversify your investments. Effective July 1, we have added another investment option: the Small/Mid Cap Value Fund. The Fund's goal is to achieve capital appreciation for shareholders by investing in value companies with market caps of $500 million to $5 billion. For further information about adding the Small/Mid Cap Value Fund to your portfolio, please contact your investment professional or call 1-800-622-FUND (3863) to obtain a prospectus. To learn more about any of Armada's mutual fund offerings, visit our Web site at WWW.ARMADAFUNDS.COM.



Sincerely,


/S/SIGNATURE
Robert D. Neary
Chairman


                                                                 [LOGO OMITTED]
                                                       ARMADA[REGISTRATION MARK]
                                                           FUNDS

                                                                MAY 31, 2002  1

July 2002

DEAR INVESTOR:

The U.S. economic recession, which we forecasted to be short and shallow at the end of calendar year 2001, has indeed come to an end. Annualized gross domestic product climbed 1.7% in the fourth quarter of 2001 and 5.8% in the first quarter of 2002. Moreover, what was admittedly the worst manufacturing recession since 1982 also appears to have ended in January 2002 as industrial production began to rise and we witnessed an uptick in new orders.

At the same time, we expect the overall recovery to move at a modest pace, characterized by incremental gains rather than torrid advances. The recent
GDP figures, for example, are somewhat misleading. Inventories continued to drop in the first quarter; they simply declined at a slower rate than they had during the fourth quarter of 2001.

In short, corporate America has survived its inventory bubble, but we are still awaiting a significant increase in final, or end-user, demand. Growth in consumer spending actually slowed from an annualized rate of 6.1% in the fourth quarter of 2001 to 3.3% during the first quarter of 2002 and just above 2% in the second quarter.

Hovering around 6%, unemployment has seen the vast majority of its rise and actually declined modestly in May. This lagging indicator will likely reach its high during the fall and then recede assuming moderate economic growth. Still, employers can rest assured that they are likely to enjoy the upper hand in the job market for some time to come.

Both the Federal Government and the Federal Reserve Board deserve credit for getting the economy back on track: the former for enacting a $1.35 trillion tax cut: the latter for cutting short-term interest rates 11 times in 2001 to a 40-year low of 1.75%. OPEC oil prices also stabilized at around $26 per barrel and, barring additional hostilities in the Middle East, will likely drop as the year unfolds. All of these factors, along with a prolonged cycle of home mortgage refinancing, helped reduce financial problems and put money back in the wallets of corporations and consumers alike.

With GDP back on the rise, it's inevitable that Chairman Greenspan and the Fed will eventually begin to tighten. Their timetable is the only question mark. In our opinion, outstanding corporate productivity results overshadow any inflationary concerns caused by rising commodity prices. As a result, we do not expect the Fed to raise rates earlier than the end of the year, nor to be very aggressive once it begins to tighten.

SMALLER IS BETTER IN THE EQUITY MARKETS
Despite the return of economic growth, the equity markets remain largely mired in bear market territory. Earnings in many sectors still remain modest, and high-profile accounting practice scandals have led to a crisis of confidence among investors. The market-weighted S&P 500 Composite Index lost 13.84% for the 12 months ended May 31 and 13.16% in the first six months of 2002.
More than half of the latter decline occurred in the month of June alone as investors ran for cover.

Market-weighted indices can be deceiving, though, because companies with the largest market caps have the greatest impact on performance. The equal-weighted ValueLine Index of 1,650 stocks posted virtually flat returns for the first five months of 2002 before losing 7.08% in June. In other words, companies with smaller market caps -- including many smaller stocks in the large cap universe -- haven't suffered nearly as badly as the most richly valued -- large caps.

Punished temporarily by the terrorist attacks on Manhattan and the Pentagon, the Russell 2000 Index of small company stocks fell less than 1% in the 12 months ended May 31, 2002. It lost 4.70% for the six months ended June 30, while the Russell Midcap Index fell 5.71% during the same period. Negative returns, to be sure, but the value-oriented portions of these indices finished in positive territory, up 7.26% and 2.86%, respectively, from January 1 through June 30. Investors are rewarding such companies, many cyclical in nature, for higher forecasted earnings growth, lower relative valuations, and their tendency to benefit most from a recovery.

We believe that small-cap and mid-cap stocks will lead the market for the foreseeable future. In addition, we like the prospects for the defense and commercial services sectors. As for the technology, we still regard this sector warily. Former star performers such as Cisco Systems, EMC, and Sun
Microsystems are all good companies, but their valuations still appear quite stretched. And history has taught us that whatever leads you into a speculative bubble -- be it tulips in the 1600s or gold in the early 1980s -- rarely, if ever, leads you out.

2 MAY 31, 2002

Regardless of the sector, we expect average reported earnings growth numbers to be both lower and more reliable than we were accustomed to in the late 1990s. Public companies simply have to adopt more conservative accounting guidelines and offer greater disclosure to restore their credibility. For example, a handful of companies such as Coca-Cola, the Washington Post Co., and Bank One Corp. have already announced that they will voluntarily begin accounting for the once-hidden costs of employee stock options as expenses.

VOLATILITY UNDERSCORES FIXED INCOME GAINS
Bondholders willing to put up with volatility, particularly on short-term securities, have amply rewarded. The Lehman U.S. Aggregate Bond Index finished the 12-months ended May 31 up 8.1% and the six months ended June 30 up 3.79%.

Responding to an aggressive Fed and varying expectations of economic growth, the yield on the 2-year Treasury note (which moves in the opposite direction of its price) ranged from as low as 2.37% to 3.72% for the six months of 2002. As expectations for Fed tightening diminished, the 2-year finished at 2.85% on June 30. Similarily, 10-year Treasury yields ranged from 4.70% to 5.42% before hitting 4.82% on June 30. Treasury rates will likely drift gently upward as the equity market stabilizes, although we expect 10-year yields to remain safely between 5% and 5 1/2% over the next 12 months.

We continue to see significant upside in corporate bond prices; however, good security selection remains key given the sector's massive exposure to credit risk. Hopefully, we've seen the peak in defaults as the fallout from the Enron debacle forces other issuers to get their fiscal houses in order. High-yield securities appear particularly attractive, given their tendency to perform well coming out of a recession.

PROSPECTS LOOK BRIGHT FOR EUROPE AND EMERGING MARKETS
Looking across the pond, the euro zone's economy modestly outperformed that of the United States over the past year. Still, investors continue to be parsimonious in valuing European equities, sending the Morgan Stanley MSCI Pan-European Index down a dismal 14.24% in local terms for the six months ended June 30, 2002. Indeed, the valuation spread between U.S. and European equities stands at its widest in a decade.

Part of this gap can be attributed to the less aggressive stance the European Central Bank (ECB) has taken compared to the Fed's in promoting economic growth. While the Fed announced 11 rate cuts in 2001, the ECB eased only four times. Fortunately for U.S. investors, the euro's 11.46% surge versus the dollar from January 1 through June 30 cushioned the market's decline. In U.S. dollars, the MSCI Pan-European Index lost only 4.68% of its value. The ECB has a mandate to raise rates if inflation climbs above 2%, but the stronger euro should keep inflationary pressures in check and forestall the need for any tightening. That should provide a further boost to the euro zone economy.

The prospects for Japan, the world's second-largest economy, look somewhat dim even as the country emerges from its latest recession. However, the country's equity markets offer a better risk/return tradeoff today than we've witnessed in years. Specifically, the country's many export-oriented companies should benefit as the global economy improves. The rest of Asia and emerging markets in general look quite attractive. Many such countries boast great balance sheets and undervalued equity and bond markets given the likelihood of a genuine global recovery. China now enjoys member status in the World Trade Organization and capitalism is starting to take hold there. In Latin America, we remain impressed by the ability of Mexico to fend off any contagion from the collapse of the Argentine economy. We look for emerging markets to be strong performers in the next 12 months assuming our outlook for global stability and growth is correct.




Sincerely,




/S/SIGNATURE
Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company

                                                                  MAY 31, 2002 3

EQUITY FUNDS
ARMADA CORE EQUITY FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12 months ended May 31, 2002, the Armada Core Equity Fund returned a total of -9.87% (-14.27% including sales charge) for Class B investors and -8.99% for Class I investors. The Fund's benchmark, the S&P 500 Index, returned -13.85% over the same period.

FACTORS AFFECTING PERFORMANCE
Economic recession, a bleak technology and telecom earnings outlook, and the terrorist attacks of 9/11 combined to deal the large cap market (as measured by the S&P 500 Index) its second consecutive year of double-digit losses. Large cap stocks also contended with concerns over widespread accounting irregularities.

Despite disappointing performance on an absolute basis, the management team's strategy helped the Fund outperform the benchmark by a substantial margin. Specifically, the Fund benefited from a focus on many of the smaller, cyclically oriented stocks in the large cap universe. These include Danaher, United Technologies, and Caterpillar in the industrials sector as well as basic materials companies such as Weyerhaeuser and Alcoa. Such stocks offered attractive valuations and stronger relative earnings growth, and they outperformed as the economy showed signs of recovering.

While modestly underweighted in technology stocks, good selection within the sector further contributed to the Fund's performance. The management team eschewed a number of former high-flyers such as Cisco Systems, Oracle, and Sun Microsystems in favor of such value-oriented holdings as Lexmark International and Motorola. Moreover, the Fund did not own a single telecom stock.

In healthcare, an underweight in the pharmaceutical industry also insulated the Fund somewhat from the benchmark's difficulties. Shares of hospital owner Tenet Healthcare, one of the portfolio's largest healthcare positions, soared in value thanks to improved managed care and government reimbursements.

OUTLOOK
The management team has reduced the portfolio's cyclical exposure somewhat, but we still believe that such stocks are likely to outperform given the continued stream of positive economic news. Specifically, we've added to the portfolio's stakes in both consumer noncyclicals as well as commercial services. Reasonable valuations, consistent growth, and respectable dividend yields make both sectors relatively attractive. With the largest U.S. military buildup since the 1980s in the offing, the prospects for defense-related companies such as General Dynamics and Northrop Grumman also look especially bright.

GROWTH OF A $10,000 INVESTMENT(5,6)
[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

           Armada Core Equity Fund (Class I Shares)      Armada Core Equity Fund (Class B Shares)(1,4)        S&P 500 Index
8/1/97     $10,000                                       $10,000                                            $10,000
1998       $11,404                                       $11,364                                            $11,585
1999       $14,378                                       $14,224                                            $14,024
2000       $16,148                                       $15,833                                            $15,494
2001       $15,239                                       $14,806                                            $13,859
2002       $13,869                                       $13,144                                            $11,940


    ARMADA CORE EQUITY FUND
    Average Annual Total Returns, as of 5/31/02(6)

--------------------------------------------------------------------
                                                           DATE
                                                SINCE       OF
                          1 YEAR    3 YEARS  INCEPTION+  INCEPTION

Class I Shares            (8.99)%    (1.20)%     7.00%    08/01/97
--------------------------------------------------------------------
Class A Shares            (9.19)%    (1.46)%     6.74%    08/01/97
Class A Shares
 with Sales Charge       (14.20)%    (3.30)%     5.50%
--------------------------------------------------------------------
Class B Shares(1,4)       (9.87)%    (2.11)%     6.16%    01/06/98
Class B Shares
 with Sales Charge(1,4)  (14.27)%    (3.19)%     5.83%
--------------------------------------------------------------------
Class C Shares(2,4)       (9.94)%    (2.11)%     6.15%    01/20/00
Class C Shares
 with Sales Charge(2,4)  (10.82)%      N/A        N/A
--------------------------------------------------------------------
Class H Shares(3,4)       (9.86)%    (2.08)%     6.17%    05/01/02
Class H Shares
 with Sales Charge(3,4)  (11.64)%    (2.41)%     5.96%
--------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+ SINCE AUGUST 1, 1997.

1 CLASS B SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE
  FUND'S CLASS A SHARES.

2 CLASS C SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE
  FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 20, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

3 CLASS H SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE
  FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 20, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FROM JANUARY 20, 2000 TO MAY 1, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL
  PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B
  PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

6 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
  PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES, PLEASE REFER TO PAGES 27-28.


4  MAY 31, 2002

                                                                    EQUITY FUNDS
                                              ARMADA EQUITY GROWTH FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12 months ended May 31, 2002, the Armada Equity Growth Fund returned a total of -19.77% (-23.74% including sales charge) for Class B investors and -19.03% for Class I investors. The Fund's benchmark, the S&P 500 Index, returned -13.85% over the same period.

FACTORS AFFECTING PERFORMANCE
An economic recession, high-profile accounting scandals, and the attacks of 9/11 combined to make the past 12 months one of the most challenging periods for large cap growth investing in recent memory. Given their lofty valuations, shares of some of the largest and most widely held companies -- the so-called Nifty 50 -- were among the hardest hit as investors grew cautious.

The Fund strives to outperform the benchmark over time through a quality growth tilt. This orientation played a significant role in the Fund's underperformance for the reporting period as investors embraced traditional value sectors. Stock selection also detracted, with Tyco alone contributing to a decline of more than 100 basis points before the management team sold its position. The conglomerate's stock price tumbled as investors began to question the company's accounting methods and seeming lack of strategy.

On a bright note, the Fund benefited from a year-long underweighting in technology and, within this sector, from an emphasis in semiconductor stocks. While the technology sector gained 4.95% from the end of September through May 31, the Philadelphia Semiconductor Index soared 31.5% over the same period. We had also steered clear of the utilities sector, over which the Enron scandal cast a long shadow. Global consumer products powerhouse Procter & Gamble and home improvement retailer Lowe's were among the Fund's individual standouts, up 43% and 24%, respectively, for the period.

OUTLOOK
In the wake of plummeting share prices following 9/11, the management team saw an opportunity to increase the portfolio's cyclical exposure. We've maintained that strategy with the belief that the recovery, while somewhat muted, will continue. Among our holdings, we like the prospects for media conglomerate Viacom whose CEO Sumner Redstone has all but proven that "content is king." The company owns dominant media brands such as CBS, MTV, and Paramount Pictures. Moreover, 50% of its revenues are driven by advertising, which is highly correlated to the economy. Hilton Hotels, another holding, stands to gain from an increase in travel while the outlook for lodging supply remains tight.



GROWTH OF A $10,000 INVESTMENT(6,7)
[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

               Armada Equity Growth Fund (Class I Shares)      Armada Equity Growth Fund (Class B Shares)(2,5)         S&P 500 Index
9/31/92        $10,000                                         $10,000                                            $10,000
1993           $10,717                                         $10,700                                            $11,159
1994           $10,869                                         $10,820                                            $11,631
1995           $12,025                                         $11,940                                            $13,975
1996           $14,985                                         $14,846                                            $17,946
1997           $19,416                                         $19,187                                            $23,222
1998           $24,979                                         $24,540                                            $30,345
1999           $30,015                                         $29,256                                            $36,732
2000           $35,564                                         $34,429                                            $40,582
2001           $31,204                                         $29,919                                            $36,301
2002           $25,266                                         $24,004                                            $31,273



    ARMADA EQUITY GROWTH FUND
    Average Annual Total Returns, as of 5/31/02(7)

-----------------------------------------------------------------------------
                                                                     DATE
                                                          SINCE       OF
                      1 YEAR   3 YEARS 5 YEARS 10 YEARS INCEPTION+ INCEPTION

Class I Shares         (19.03)%  (5.58)%  5.41%   9.71%    10.65%   12/20/89
-----------------------------------------------------------------------------
Class A Shares(1,5)    (19.23)%  (5.83)%  5.14%   9.44%    10.39%   04/15/91
Class A Shares
 with Sales Charge(1,5)(23.69)%  (7.59)%  3.95%   8.83%     9.89%
-----------------------------------------------------------------------------
Class B Shares(2,5)    (19.77)%  (6.38)%  4.58%   9.15%    10.16%   01/06/98
Class B Shares
 with Sales Charge(2,5)(23.74)%  (7.57)%  4.25%    N/A       N/A
-----------------------------------------------------------------------------
Class C Shares(3,5)    (19.79)%  (6.37)%  4.59%   9.16%    10.17%   01/27/00
Class C Shares
 with Sales Charge(3,5)(20.59)%    N/A     N/A     N/A       N/A
-----------------------------------------------------------------------------
Class H Shares(4,5)    (19.79)%  (6.37)%  4.59%   9.16%    10.17%   02/05/02
Class H Shares
 with Sales Charge(4,5)(21.39)%  (6.68)%  4.38%   9.05%    10.08%
-----------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE DECEMBER 20, 1989.

1 CLASS A SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

2 CLASS B SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD APRIL 15, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD APRIL 15, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 CLASS H SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD APRIL 15, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO FEBRUARY 5, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

5 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

7 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES, PLEASE REFER TO PAGES 27-28.



                                                                  MAY 31, 2002 5

EQUITY FUNDS
ARMADA EQUITY INDEX FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12 months ended May 31, 2002, the Armada Equity Index Fund returned a total of -15.16% (-19.40% including sales charge) for Class B investors and -14.11% for Class I investors. The Fund attempts to track the performance of the S&P 500 Index(A), which returned -13.85% over the same period.

FACTORS AFFECTING PERFORMANCE
The bleak earnings outlook for tech and telecom equipment companies, exacerbated by the terrorist attacks of 9/11, dealt the S&P 500 Index its second consecutive year of double-digit losses. Mounting concerns over accounting irregularities also contributed to the first back-to-back drop since 1973-74.

Technology, the Index's second-largest sector by weight, fell nearly 30% during the reporting period. Leading components -- EMC and IBM among them -- continued to suffer from a lack of capital spending, stiff competition, and an inventory bubble. Moreover, the aftermath of 9/11 would push back the timetable for economic recovery by roughly six months.

Financials, the largest sector by weight, fell 7.8% due in part to credit quality concerns, fears that rates would rise, and exposure to insurance payouts resulting from 9/11. At the same time, this sector outperformed the broader market thanks to generally stable earnings.

It's worth noting that the largest companies in the S&P 500 accounted for nearly all of the past year's decline. Because the Index is market-weighted, price movements among companies with the largest market caps have the greatest impact on performance. While the 100 largest Index components collectively returned -16%, the 100 smallest returned a healthy 10%. The value-oriented consumer staples and basic materials sectors would be the only two to finish the year in positive territory, returning 12.85% and 2.84%, respectively. Neither of these sectors are among the largest by weight, though, and their results had a negligible impact on the Fund's overall performance.

OUTLOOK
We believe we are in the midst of an economic recovery, but one that will likely be modest in nature. Higher relative valuations are likely to continue weighing on selected sectors, including technology and healthcare. Questionable integrity of corporate earnings reports will also likely exert a drag, although the call for stricter accounting and transparency should benefit investors over the long-term.


--------------------------------------------------------------------------------
(A) SEE PAGE 28 FOR ADDITIONAL INFORMATION REGARDING THE S&P 500 INDEX.



GROWTH OF A $10,000 INVESTMENT(6,7)
[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

              Armada Equity Index Fund (Class I Shares)       Armada Equity Index Fund (Class B Shares()2,5)        S&P 500 Index
7/10/98       $10,000                                         $10,000                                             $10,000
1999          $11,414                                         $11,377                                             $11,632
2000          $12,546                                         $12,449                                             $12,851
2001          $11,211                                         $11,021                                             $11,495
2002           $9,629                                          $9,123                                              $9,903

    ARMADA EQUITY INDEX FUND
    Average Annual Total Returns, as of 5/31/02(7)

----------------------------------------------------------------------
                                                             DATE
                                                SINCE         OF
                           1 YEAR     3 YEARS  INCEPTION+  INCEPTION

Class I Shares             (14.11)%    (5.51)%  (0.96)%    07/10/98
----------------------------------------------------------------------
Class A Shares(1,5)        (14.44)%    (5.76)%  (1.25)%    10/15/98
Class A Shares
 with Sales Charge(1,5)    (17.64)%    (6.95)%  (2.21)%
----------------------------------------------------------------------
Class B Shares(2,5)        (15.16)%    (6.33)%  (1.71)%    01/04/00
Class B Shares
 with Sales Charge(2,5)    (19.40)%    (7.58)%  (2.46)%
----------------------------------------------------------------------
Class C Shares(3,5)        (15.08)%    (6.33)%  (1.71)%    01/17/00
Class C Shares
 with Sales Charge(3,5)    (15.92)%       N/A      N/A
----------------------------------------------------------------------
Class H Shares(4,5)        (15.11)%    (6.34)%  (1.72)%    02/25/02
Class H Shares
 with Sales Charge(4,5)    (16.81)%    (6.64)%  (1.97)%
----------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE JULY 10, 1998.

1 CLASS A SHARES RETURNS PRIOR TO OCTOBER 15, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

2 CLASS B SHARES RETURNS PRIOR TO OCTOBER 15, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD OCTOBER 15, 1998 TO JANUARY 4, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS PRIOR TO OCTOBER 15, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD OCTOBER 15, 1998 TO JANUARY 4, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 4, 2000 TO JANUARY 17, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 CLASS H SHARES RETURNS PRIOR TO OCTOBER 15, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD OCTOBER 15, 1998 TO JANUARY 4, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD JANUARY 4, 2000 TO JANUARY 17, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JANUARY 17, 2000 TO FEBRUARY 25, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

5 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES

7 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES, PLEASE REFER TO PAGES 27-28.


6  MAY 31, 2002

                                                                    EQUITY FUNDS
                                       ARMADA INTERNATIONAL EQUITY FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12 months ended May 31, 2002, the Armada International Equity Fund returned a total of -10.92% (-15.38% including sales charge) for Class B investors and -10.09% for Class I investors. The Fund's benchmark, the Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Index, returned -9.60%.

FACTORS AFFECTING PERFORMANCE
A synchronized global slowdown, exacerbated by the events of 9/11, made the past year another frustrating period for investing overseas. Despite a weakening dollar, valuations of European securities lagged those in the U.S. by their widest gap in a decade. An inflation-wary European Central Bank reduced rates only four times in calendar year 2001 in an attempt to spur economic growth, trailing a far more aggressive U.S. Federal Reserve Board. Only toward the end of the reporting period did Japan, the world's second-largest economy, appear to emerge from its third recession in a decade.

The Fund's historical growth tilt accounted for most of the Fund's underperformance versus the benchmark. Specifically, the management team maintained a substantial weighting in technology and emerging markets throughout most of the 12-month period. Both sectors bore the brunt of the market's decline immediately following the September attacks as investor expectations for a rapid earnings recovery disappeared. Holdings in Brazil and Mexico, neither of which are represented in the benchmark, were among the hardest hit. The Fund would subsequently gain back much of the ground it had lost, but not enough to close the gap.

OUTLOOK
Looking ahead, emerging markets countries offer compelling valuations and should ultimately benefit from an improving global economy. The management team has allocated roughly 8 percent of the portfolio accordingly. South Korea, in particular, accounts for a significant portion of tech assets.

The Fund maintains a slightly overweighted position in European stocks, which offer attractive valuations and a growth rate expected to surpass that of the U.S. Despite the country's economic woes, we've begun increasing our exposure to Japan. Earnings prospects there appear strong for a number of well-managed, export-leveraged companies such as Canon, Nissan Motor, Honda Motors, and Mitsubishi. In addition, we've adopted a more diversified large-cap strategy that should result in less performance volatility.



GROWTH OF A $10,000 INVESTMENT(5,6)
[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

         Armada International Equity    Armada International Equity   MSCI EAFE
         Fund (Class I Shares)          Fund (Class B Shares)1,4      Index
8/1/97  $10,000                         $10,000                       $10,000
1998    $10,875                         $10,839                       $10,361
1999    $10,978                         $10,849                       $10,813
2000    $15,249                         $14,930                       $12,666
2001    $11,781                         $11,426                       $10,483
2002    $10,593                          $9,978                        $9,477


    ARMADA INTERNATIONAL EQUITY FUND
    Average Annual Total Returns, as of 5/31/02(6)

------------------------------------------------------------------------
                                                              DATE
                                                SINCE          OF
                       1 YEAR     3 YEARS     INCEPTION+    INCEPTION

Class I Shares         (10.09)%     (1.19)%      1.20%        08/01/97
------------------------------------------------------------------------
Class A Shares         (10.35)%     (1.43)%      0.93%        08/01/97
Class A Shares
 with Sales Charge     (15.28)%     (3.27)%     (0.24)%
------------------------------------------------------------------------
Class B Shares(1,4)    (10.92)%     (2.11)%      0.37%        01/06/98
Class B Shares
 with Sales Charge(1,4)(15.38)%     (3.34)%     (0.02)%
------------------------------------------------------------------------
Class C Shares(2,4)    (11.01)%     (2.11)%      0.37%        01/05/00
Class C Shares
 with Sales Charge(2,4)(11.90)%       N/A         N/A
------------------------------------------------------------------------
Class H Shares(3,4)    (11.01)%     (2.11)%      0.37%        04/08/02
Class H Shares
 with Sales Charge(3,4)(12.81)%     (2.44)%      0.16%
------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE AUGUST 1, 1997.

1 CLASS B SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

2 CLASS C SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 5, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

3 CLASS H SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 5, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JANUARY 5, 2000 TO APRIL 8, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

6 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES, PLEASE REFER TO PAGES 27-28.


                                                                  MAY 31, 2002 7

EQUITY FUNDS
ARMADA LARGE CAP ULTRA FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12 months ended May 31, 2002, the Armada Large Cap Ultra Fund returned a total of -26.57% (-30.24% including sales charge) for Class B investors and -25.85% for Class I investors. The S&P 500/ BARRA Growth Index returned -12.59% over the same period while the Russell 1000 Growth Index returned -20.87%. The management team switched to the latter benchmark in January because its larger universe of stocks and definition of growth more closely reflect the Fund's investment style.

FACTORS AFFECTING PERFORMANCE
An economic recession, high-profile accounting scandals, and the attacks of 9/11 combined to make the past 12 months one of the most challenging periods for large cap growth investing in recent memory. Given their lofty valuations, shares of some of the largest and most widely held companies -- the so-called Nifty 50 -- were among the hardest hit as investors grew cautious. The technology sector, among the largest in either benchmark, continued to suffer from soft corporate and consumer spending.

The Fund's underperformance versus either benchmark can largely be attributed to the portfolio's greater cyclical exposure from the outset of the fiscal year. With the Fed aggressively lowering interest rates and Congress passing the largest tax cut in history, the management team had increased the Fund's stake in consumer services, industrials, basic materials, and other sectors that tend to benefit from a recovery. This strategy proved premature. The economy could not avoid falling into a mild recession, and the subsequent terrorist events drove earnings expectations lower.

On a positive note, our move to reduce the portfolio's average market cap in the fourth quarter of 2001 proved beneficial. Holdings such as Danaher, Fortune Brands, and Laboratory of America all had attractive valuations and stronger relative earnings growth.

OUTLOOK
With an economic recovery finally appearing to take shape, the management team has maintained the portfolio's cyclical bent. That said, the recovery will likely be somewhat muted compared to these we have witnessed in the past. With this in mind, we are paying close attention to valuations and have maintained an underweight in both the tech sector and the Nifty 50. Instead, we like the prospects for consumer services stocks, mainly those that will benefit from an improving travel industry or from an uptick in advertising spending. In addition, we see opportunities in the energy, defense, and consumer staples industries.



GROWTH OF A $10,000 INVESTMENT(5,6)
[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

               Armada Large Cap Ultra       Armada Large Cap Ultra      S&P 500/BARRA            Russell 1000
               Fund (Class I Shares)        Fund (Class B Shares)(1,4)  Growth Index             Growth Index
12/28/95       $10,000                      $10,000                     $10,000                  $10,000
1996           $11,221                      $11,176                     $11,151                  $11,256
1997           $13,861                      $13,688                     $14,864                  $14,235
1998           $18,485                      $18,086                     $19,664                  $18,330
1999           $22,860                      $22,133                     $25,199                  $23,136
2000           $29,089                      $27,846                     $29,624                  $28,918
2001           $21,474                      $20,361                     $21,931                  $20,326
2002           $15,923                      $14,951                     $19,170                  $16,084



    ARMADA LARGE CAP ULTRA FUND
    Average Annual Total Returns, as of 5/31/02(6)

-------------------------------------------------------------------------
                                                                DATE
                                                     SINCE       OF
                       1 YEAR   3 YEARS   5 YEARS  INCEPTION+ INCEPTION

Class I Shares         (25.85)%  (11.36)%    2.81%     7.51%    12/28/95
-------------------------------------------------------------------------
Class A Shares(1,4)    (26.02)%  (11.64)%    2.53%     7.21%    02/01/96
Class A Shares
 with Sales Charge(1,4)(30.07)%  (13.28)%    1.37%     6.27%
-------------------------------------------------------------------------
Class B Shares(1,4)    (26.57)%  (12.26)%    1.78%     6.46%    02/01/96
Class B Shares
 with Sales Charge(1,4)(30.24)%  (13.05)%    1.54%      N/A
-------------------------------------------------------------------------
Class C Shares(2,4)    (26.49)%  (12.08)%    1.90%     6.56%    06/15/00
Class C Shares
 with Sales Charge(2,4)(27.23)%      N/A      N/A       N/A
-------------------------------------------------------------------------
Class H Shares(3,4)    (26.49)%  (12.08)%    1.90%     6.56%    04/09/02
Class H Shares
 with Sales Charge(3,4)(27.96)%  (12.37)%    1.69%     6.39%
-------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE DECEMBER 28, 1995.

1 CLASS A AND CLASS B SHARES RETURNS PRIOR TO FEBRUARY 1, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

2 CLASS C SHARES RETURNS PRIOR TO FEBRUARY 1, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD FEBRUARY 1, 1996 TO JUNE 15, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

3 CLASS H SHARES RETURNS PRIOR TO FEBRUARY 1, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD FEBRUARY 1, 1996 TO JUNE 15, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JUNE 15, 2000 TO APRIL 9, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

6 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES, PLEASE REFER TO PAGES 27-28.



8  MAY 31, 2002

                                                                    EQUITY FUNDS
                                            ARMADA LARGE CAP VALUE FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12 months ended May 31, 2002, the Armada Large Cap Value Fund returned a total of -4.81% (-9.36% including sales charge) for Class B investors and -3.84% for Class I investors. The S&P 500/ BARRA Value Index returned -15.41% over the same period while the Russell 1000 Value Index returned -5.55%. The management team adopted the latter benchmark in January because its larger universe of stocks and its value methodology more closely reflect the Fund's investment style.

FACTORS AFFECTING PERFORMANCE
An economic recession, the terrorist attacks of 9/11, and a challenging earnings environment combined to give the large cap value universe its first year of negative returns since fiscal 1994. At the same time, significantly less exposure to the troubled technology and telecom sectors, coupled with an emerging recovery, helped large cap value stocks outperform their growth counterparts by more than 15 percentage points (based on Russell's methodology).

The management team was obviously disappointed with the Fund's negative results, although we were pleased that our "good value, good news" investment style helped us outperform both benchmarks. For example, shares of hospital owner Tenet Healthcare, one of the portfolio's largest healthcare positions, soared 64% thanks to an improving environment for managed care and Medicare reimbursements. Among our financial holdings, Bank of America and Wachovia climbed 31.6% and 22.4%, respectively. Both reaped most of their gains in the eight months following 9/11 as interest rates remained low and the market anticipated improvement in corporate credit.

An emphasis on cyclical sectors -- which tend to benefit from the early stages of a recovery -- and a smaller market cap versus the benchmark also contributed to performance. As early as July 2001, the management team had increased the portfolio's weighting in industrial and transportation stocks as well as in the semiconductor industry. Among smaller large cap holdings, which offered attractive valuations and strong relative earnings growth, rebounding car sales sent shares of auto interior manufacturer Johnson Controls climbing. Knight Ridder, the nation's second-largest newspaper publisher, enjoyed an improving environment for ad sales.

OUTLOOK
The management team believes that the recovery, while modest, is likely to continue. As a result, we have largely maintained the Fund's cyclical orientation. The smallest of the large caps still appear to offer superior value. Therefore, we have maintained the portfolio's below-benchmark average market cap.



GROWTH OF A $10,000 INVESTMENT(6,7)
[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

        Armada Large Cap Value     Armada Large Cap Value       S&P 500/BARRA        Russell 1000
        Fund (Class I Shares)      Fund (Class B Shares)(2,5)   Value Index          Value Index
7/1/94  $10,000                    $10,000                      $10,000              $10,000
1995    $11,309                    $11,272                      $12,041              $11,880
1996    $13,540                    $13,455                      $15,213              $14,995
1997    $16,872                    $16,728                      $19,087              $19,165
1998    $21,206                    $21,007                      $24,607              $25,426
1999    $23,458                    $22,927                      $27,828              $29,120
2000    $21,593                    $20,917                      $28,545              $28,599
2001    $24,329                    $23,514                      $30,581              $30,795
2002    $23,395                    $22,383                      $25,868              $29,086



    ARMADA LARGE CAP VALUE FUND
    Average Annual Total Returns, as of 5/31/02(7)

-----------------------------------------------------------------------
                                                              DATE
                                                   SINCE       OF
                       1 YEAR    3 YEARS   5 YEARS INCEPTION+ INCEPTION


Class I Shares         (3.84)%   (0.09)%   6.76%   11.34%   07/01/94
----------------------------------------------------------------------
Class A Shares(1,5)    (4.10)%   (0.38)%   6.48%   11.04%   08/22/94
Class A Shares
 with Sales Charge(1,5)(9.37)%   (2.23)%   5.29%   10.25%
-----------------------------------------------------------------------
Class B Shares(2,5)    (4.81)%   (1.01)%   5.86%   10.63%   01/06/98
Class B Shares
 with Sales Charge(2,5)(9.36)%   (2.17)%   5.54%     N/A
-----------------------------------------------------------------------
Class C Shares(3,5)    (4.77)%   (1.00)%   5.87%   10.63%   01/27/00
Class C Shares
 with Sales Charge(3,5)(5.68)%      N/A     N/A      N/A
-----------------------------------------------------------------------
Class H Shares(4,5)    (4.76)%   (1.00)%   5.87%   10.63%   02/05/02
Class H Shares
 with Sales Charge(4,5)(6.59)%   (1.33)%   5.66%   10.50%
-----------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE JULY 1, 1994.

1 CLASS A SHARES RETURNS PRIOR TO AUGUST 22, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

2 CLASS B SHARES RETURNS PRIOR TO AUGUST 22, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD AUGUST 22, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS PRIOR TO AUGUST 22, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD AUGUST 22, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 CLASS H SHARES RETURNS PRIOR TO AUGUST 22, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD AUGUST 22, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JANUARY 27, 2000 TO FEBRUARY 5, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

5 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

7 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.




                                                                  MAY 31, 2002 9

EQUITY FUNDS
ARMADA MID CAP GROWTH FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12 months ended May 31, 2002, the Armada Mid Cap Growth Fund returned a total of -20.46% (-24.44% including sales charge) for Class B investors and -19.68% for Class I investors. The Fund's benchmark, the Russell Mid Cap Growth Index, returned -17.15% over the same period.

FACTORS AFFECTING PERFORMANCE
Disappointing earnings continued to exert a drag on growth stocks during the past year, and the events of 9/11 only delayed the economy's eventual recovery. Technology stocks, plagued by an inventory bubble and meager information technology spending, remained firmly mired in bear market territory. Although the Fund maintained a slight underweighting in technology versus the benchmark, this sector still accounted for roughly 30% of assets throughout the reporting period.

Pharmaceutical and biotech companies suffered the market's wrath as well, in part feeling the ripple effects of a slump among large cap pharmaceuticals. A waning investor appetite for speculation dealt biotechs an additional blow, as did Bristol-Myers Squibb's failed investment in ImClone Systems. Although the Fund held neither stock, their unsuccessful marriage has cast a shadow over the prospect of other biotech/pharmaceutical pairings.

Stock selection in non-technology sectors proved to be the main contributor to the Fund's underperformance versus the benchmark. For example, energy holdings Calpine and Mirant suffered from deteriorating margins and from accounting concerns triggered by the spectacular demise of former industry high-flyer Enron. The Fund also suffered from the unexpected collapse of Adelphia Communications.

Consumer services provided one of the year's genuine bright spots. Lured by attractive valuations following 9/11, we took stakes in a number of well-run companies such as Southwest Airlines, Royal Caribbean Cruises, Skywest, and Hilton Hotels. All would subsequently outperform the benchmark as the travel and leisure industry came roaring back from its slump.

OUTLOOK
The management team expects to see an earnings recovery in technology over the next 12 months, although we remain sensitive to valuations. Semiconductor holdings Atmel, Microchip Technology, and National Semiconductor should perform strongly given the anticipated growth in wireless, data networking, and digital consumer products. Compared to the benchmark, the Fund maintains an overweighting in health care, largely in the services area, which should benefit from the health care needs of an aging population. Caremark Rx, Omnicare, and Laboratory of America are among key health care holdings.



GROWTH OF A $10,000 INVESTMENT(4,5)
[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

         Armada Mid Cap Growth     Armada Mid Cap Growth        Russell Mid Cap
         Fund (Class I Shares)     Fund (Class B Shares)(1,3)   Growth Index
5/31/92  $10,000                   $10,000                      $10,000
1993     $11,463                   $11,479                      $11,560
1994     $12,175                   $11,524                      $12,280
1995     $13,217                   $12,392                      $14,211
1996     $19,033                   $17,674                      $18,934
1997     $18,751                   $17,308                      $21,011
1998     $22,786                   $20,884                      $26,041
1999     $24,654                   $22,386                      $30,114
2000     $37,450                   $33,668                      $43,280
2001     $28,503                   $25,355                      $32,772
2002     $22,894                   $20,168                      $27,151



    ARMADA MID CAP GROWTH EQUITY FUND
    Average Annual Total Returns, as of 5/31/02(5)

----------------------------------------------------------------------------
                                                                    DATE
                                                         SINCE       OF
                       1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION+ INCEPTION

Class I Shares         (19.68)% (2.44)%  4.07%   8.64%  10.35%     10/31/88
----------------------------------------------------------------------------
Class A Shares         (19.74)% (2.70)%  3.86%   8.48%  10.24%     10/31/88
Class A Shares
 with Sales Charge     (24.12)% (4.52)%  2.69%   7.87%   9.78%
----------------------------------------------------------------------------
Class B Shares(1,3)    (20.46)% (3.42)%  3.11%   7.27%   9.33%     02/04/94
Class B Shares
 with Sales Charge(1,3)(24.44)% (3.99)%  2.98%    N/A     N/A
----------------------------------------------------------------------------
Class C Shares(2,3)    (20.33)% (3.09)%  3.32%   7.38%   9.41%     06/15/00
Class C Shares
 with Sales Charge(2,3)(21.13)%   N/A     N/A     N/A     N/A
----------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE OCTOBER 31, 1988.

1 CLASS B SHARES RETURNS FOR THE PERIOD OCTOBER 31, 1988 TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

2 CLASS C SHARES RETURNS FOR THE PERIOD OCTOBER 31, 1988 TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD FEBRUARY 4, 1994 TO JUNE 15, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

3 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

5 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


10  MAY 31, 2002

                                                                    EQUITY FUNDS
                                           ARMADA SMALL CAP GROWTH FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12 months ended May 31, 2002, the Armada Small Cap Growth Fund returned a total of -21.24% (-25.17% including sales charge) for Class B investors and -20.59% for Class I investors. The Fund's benchmark, the Russell 2000 Growth Index, returned -15.82% over the same period.

FACTORS AFFECTING PERFORMANCE
Disappointing earnings and the aftermath of 9/11 extended a bear market for growth stocks -- and the technology sector in particular -- that began back in March 2000. Although the Fund was slightly underweighted in technology as compared to the benchmark, this sector still accounted for anywhere between 20% and 30% of assets throughout the reporting period.

The healthcare sector, another major component of the small cap growth universe, felt the market's wrath as well. Biotech stocks, for example, bore the brunt of a waning investor appetite for speculation and tightening FDA approval guidelines. The unhappy marriage of Bristol-Myers Squibb and ImClone Systems also cast a shadow over the prospect of other pharmaceutical/biotech pairings.

Stock selection in both tech and healthcare accounted for most of the Fund's underperformance versus the benchmark. Beginning in January, the management team positioned the portfolio for an improvement in information technology spending that never materialized. Although modestly underweighted in biotech stocks as compared to the benchmark, intense competition hurt a number of generic drug holdings such as Pharmaceutical Resources and Taro Pharmaceuticals.

The Fund's holdings in consumer discretionary stocks provided one of the year's genuine bright spots. Panera Bread, Movie Gallery, and Pier 1 Imports were among the portfolio's top performers, enjoying solid same-store sales growth even in the face of recession.

OUTLOOK
Although we believe an economic recovery is underway, lofty valuations continue to make security selection key. In technology, we particularly like the prospects for selected semiconductor stocks. Zoran and Omnivision Technologies, both of which make chips used in digital products, are among our top holdings in this area.

Consumer spending may slow somewhat, but we still believe that there are enough companies in the consumer discretionary sector that are reasonably valued and offer attractive earnings visibility. For example, retailer AC Moore Arts & Crafts continues to post strong same-store sales growth and is in the early stages of expansion.

With the mortgage refinancing wave largely over in our opinion, the Fund maintains a significant underweight in the benchmark's large number of banks and S&Ls.



GROWTH OF A $10,000 INVESTMENT(5,6)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

         Armada Small Cap Growth     Armada Small Cap Growth      Russell 2000
         Fund (Class I Shares)       Fund (Class B Shares)(1,4)   Growth Index
8/1/97   $10,000                     $10,000                      $10,000
1998     $11,735                     $11,697                      $10,659
1999     $10,285                     $10,146                      $11,078
2000     $15,123                     $14,777                      $13,259
2001     $12,897                     $12,474                      $11,172
2002     $10,241                      $9,652                       $9,405



    ARMADA SMALL CAP GROWTH FUND
    Average Annual Total Returns, as of 5/31/02(6)

------------------------------------------------------------------------
                                                               DATE
                                                  SINCE         OF
                       1 YEAR        3 YEARS    INCEPTION+   INCEPTION

Class I Shares         (20.59)%       (0.14)%       0.50%      08/01/97
------------------------------------------------------------------------
Class A Shares         (20.72)%       (0.42)%       0.25%      08/01/97
Class A Shares
 with Sales Charge     (25.10)%       (2.28)%      (0.92)%
------------------------------------------------------------------------
Class B Shares(1,4)    (21.24)%       (1.07)%      (0.36)%     01/06/98
Class B Shares
 with Sales Charge(1,4)(25.17)%       (2.28)%      (0.73)%
------------------------------------------------------------------------
Class C Shares(2,4)    (21.27)%       (1.00)%      (0.32)%     01/20/00
Class C Shares
 with Sales Charge(2,4)(22.06)%         N/A           N/A
------------------------------------------------------------------------
Class H Shares(3,4)    (21.27)%       (1.00)%      (0.32)%     04/01/02
Class H Shares
 with Sales Charge(3,4)(22.82)%       (1.32)%      (0.52)%
------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE AUGUST 1, 1997.

1 CLASS B SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

2 CLASS C SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS ASHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 20, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

3 CLASS H SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 20, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JANUARY 20, 2000 TO APRIL 1, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

6 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.



                                                                 MAY 31, 2002 11

EQUITY FUNDS
ARMADA SMALL CAP VALUE FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12 months ended May 31, 2002, the Armada Small Cap Value Fund returned a total of 18.48% (13.48% including sales charge) for Class B investors and 19.61% for Class I investors. The Fund's benchmark, the Russell 2000 Value Index, returned 15.42% over the same period.

FACTORS AFFECTING PERFORMANCE
While many richly valued small cap growth stocks suffered from a lack of technology spending, biotech disappointments, and the aftermath of 9/11, the value portion of the small cap market enjoyed its second consecutive year of double-digit returns. On a relative basis, such stocks offered more attractive valuations and stronger earnings growth than virtually any other segment of the equity markets. Moreover, the small cap value market's large number of cyclical stocks benefited from low interest rates and the beginnings of an economic recovery.

Our "good value, good news" approach to individual stock selection accounted for most of the Fund's positive performance. For example, the Fund maintained a year-long stake in farm equipment manufacturer Agco, which had done a great job of reducing costs and stood to benefit from farm bill passage. Its share price rose 140% during the reporting period. Dime Community Bancshares returned 95%, as interest rates fell and its borrowing costs declined.

Although roughly market-weighted in nearly all sectors, the management team recognized an opportunity following September's sharp drop in stock prices to increase the portfolio's semiconductor and industrial exposure. In the former, we added to positions in Kulicke & Soffa and Photronics. In the latter, we increased our holdings in GrafTech International and Timken. The Fund was amply rewarded as the Philadelphia Semiconductor Index jumped 31.5% from September 30 through May 31, while small cap industrials as a group climbed 39% over the same period.

OUTLOOK
With the recovery likely to continue apace, the management team remains bullish on the earnings outlook for companies in cyclical sectors. Still, some valuations have risen considerably, leading us to trim our positions in many as part of our risk-management strategy. We've been eyeing software companies with particular interest. Many offer sound balance sheets and reasonable valuations and should benefit from an eventual uptick in information technology spending.



GROWTH OF A $10,000 INVESTMENT(6,7)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

          Armada Small Cap Value Fund       Armada Small Cap Value Fund  Russell 2000 Value Index
          (Class I Shares)                  (Class B Shares)(2,5)
7/26/94   $10,000                           $10,000                      $10,000
1995      $11,464                           $11,416                      $11,084
1996      $14,059                           $13,959                      $14,049
1997      $17,378                           $17,206                      $16,946
1998      $20,823                           $20,496                      $21,465
1999      $20,058                           $19,444                      $19,420
2000      $22,640                           $21,753                      $19,369
2001      $29,634                           $28,196                      $25,068
2002      $35,445                           $33,406                      $28,933



    ARMADA SMALL CAP VALUE FUND
    Average Annual Total Returns, as of 5/31/02(7)

-----------------------------------------------------------------------
                                                                 DATE
                                                      SINCE       OF
                        1 YEAR    3 YEARS  5 YEARS  INCEPTION+ INCEPTION

Class I Shares          19.61%    20.90%   15.32%     17.50%   07/26/94
-----------------------------------------------------------------------
Class A Shares(1,5)     19.31%    20.59%   14.91%     17.09%   08/15/94
Class A Shares
 with Sales Charge(1,5) 12.75%    18.35%   13.62%     16.25%
-----------------------------------------------------------------------
Class B Shares(2,5)     18.48%    19.77%   14.19%     16.62%   01/06/98
Class B Shares
 with Sales Charge(2,5) 13.48%    18.83%   13.96%       N/A
-----------------------------------------------------------------------
Class C Shares(3,5)     18.46%    19.76%   14.19%     16.61%   01/27/00
Class C Shares
 with Sales Charge(3,5) 17.46%      N/A      N/A        N/A
-----------------------------------------------------------------------
Class H Shares(4,5)     18.58%    19.80%   14.21%     16.63%   02/05/02
Class H Shares
 with Sales Charge(4,5) 16.36%    19.41%   13.98%     16.48%
-----------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE JULY 26, 1994.

1 CLASS A SHARES RETURNS PRIOR TO AUGUST 15, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

2 CLASS B SHARES RETURNS PRIOR TO AUGUST 15, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD AUGUST 15, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS PRIOR TO AUGUST 15, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD AUGUST 15, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 CLASS H SHARES RETURNS PRIOR TO AUGUST 15, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD AUGUST 15, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JANUARY 27, 2000 TO FEBRUARY 5, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

5 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

7 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


12  MAY 31, 2002

                                                                    EQUITY FUNDS
                                         ARMADA TAX MANAGED EQUITY FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12 months ended May 31, 2002, the Armada Tax Managed Equity Fund returned a total of -12.60% (-16.97% including sales charge) for Class B investors and -11.80% for Class I investors. The Fund's benchmark, the S&P 500 Index, returned -13.85% over the same period. The Fund did not distribute any taxable capital gains for calendar year 2001.

FACTORS AFFECTING PERFORMANCE
Sluggish global economic growth, earnings disappointments, and high-profile accounting scandals resulted in a difficult environment for large-cap growth equities. The management team tends to favor such stocks, which enjoy some of the benchmark's highest market caps. Their global leadership and growth potential make them attractive long-term holdings, consistent with our tax-efficient focus. However, the smaller names in the benchmark, many cyclical in nature and belonging to traditional value sectors, dramatically outperformed the index.

The management team was disappointed by the Fund's second consecutive year of negative returns. At the same time, we were pleased that our strengths in stock selection allowed the Fund to perform better than the benchmark. In financials, for example, significant stakes in Wells Fargo and Wachovia helped insulate the Fund somewhat from the sector's 7.8% decline. Similarly, Procter & Gamble and PepsiCo helped our consumer staples portfolio outperform this sector -- one of only two to finish in positive territory -- as a whole. On a sector basis, we benefited from an underweighting in technology stocks throughout the period.

OUTLOOK
Looking ahead, we believe that the recovery will continue, but it will also likely be more muted than many expect. We've positioned the Fund somewhat defensively as a result, increasing its positions in such names as Procter & Gamble, Pfizer, and Home Depot. P&G's stable of family, personal, and household brands enjoy a loyal following and steady sales regardless of the state of the economy, and the company has benefited from new management and improving margins. Pfizer boasts a strong pipeline of new drugs and has industry demographics working in its favor. Home Depot stands to benefit from its exposure to a strong real estate market. Moreover, homeowners traditionally invest in their homes even in periods of slow growth.



GROWTH OF A $10,000 INVESTMENT(7,8)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

         Armada Tax Managed Equity Fund (Class I Shares)(1,6) Armada Tax Managed Equity Fund (Class B Shares)(3,6)  S&P 500 Index
5/31/92  $10,000                                              $10,000                                               $10,000
1993     $10,845                                              $10,845                                               $11,159
1994     $10,989                                              $10,989                                               $11,631
1995     $12,309                                              $12,309                                               $13,975
1996     $15,493                                              $15,493                                               $17,946
1997     $19,935                                              $19,935                                               $23,222
1998     $26,697                                              $26,697                                               $30,345
1999     $32,790                                              $32,654                                               $36,732
2000     $38,712                                              $38,188                                               $40,582
2001     $34,248                                              $33,457                                               $36,301
2002     $30,207                                              $29,241                                               $31,273



    ARMADA TAX MANAGED EQUITY FUND
    Average Annual Total Returns, as of 5/31/02(8)

-----------------------------------------------------------------------------
                                                                      DATE
                                                           SINCE       OF
                        1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION+ INCEPTION

Class I Shares(1,6)     (11.80)% (2.70)%  8.67%  11.69%   13.98%     04/09/98
-----------------------------------------------------------------------------
Class A Shares(2,6)     (12.05)% (2.89)%  8.57%  11.64%   13.95%     05/11/98
Class A Shares
 with Sales Charge(2,6) (16.86)% (4.71)%  7.34%  11.00%   13.60%
-----------------------------------------------------------------------------
Class B Shares(3,6)     (12.60)% (3.61)%  7.96%  11.33%   13.77%     05/04/98
Class B Shares
 with Sales Charge(3,6) (16.97)% (4.91)%  7.67%    N/A      N/A
-----------------------------------------------------------------------------
Class C Shares(4,6)     (12.71)% (3.73)%  7.88%  11.29%   13.75%     01/10/00
Class C Shares
 with Sales Charge(4,6) (13.59)%   N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------
Class H Shares(5,6)     (12.63)% (3.70)%  7.90%  11.30%   13.75%     04/12/02
Class H Shares
 with Sales Charge(5,6) (14.35)% (4.02)%  7.67%  11.19%   13.67%
-----------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE JUNE 30, 1984.

1 CLASS I SHARES RETURNS PRIOR TO APRIL 9, 1998 REFLECT THE PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND WHICH COMMENCED OPERATIONS ON JUNE 30, 1984.

2 CLASS A SHARES RETURNS PRIOR TO MAY 4, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES; RETURNS FOR THE PERIOD MAY 4, 1998 TO MAY 11, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

3 CLASS B SHARES RETURNS PRIOR TO MAY 4, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

4 CLASS C SHARES RETURNS PRIOR TO MAY 4, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD MAY 4, 1998 TO JANUARY 10, 2000 REFLECT PERFORMANCE OF THE FUND'S CLASS B SHARES.

5 CLASS H SHARES RETURNS PRIOR TO MAY 4, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD MAY 4, 1998 TO JANUARY 10, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JANUARY 10, 2000 TO APRIL 12, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

6 THE PERFORMANCE HISTORY FOR EACH CLASS INCLUDES PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND WHICH COMMENCED OPERATIONS ON JUNE 30, 1984. WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

7 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

8 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.

                                                                 MAY 31, 2002 13

ASSET ALLOCATION FUNDS
ARMADA AGGRESSIVE ALLOCATION FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ended May 31, 2002, the Armada Aggressive Allocation Fund posted a total return of -8.12% (-12.66% including sales charge) for Class B investors and -7.26% for Class I investors. In comparison, the Aggressive Allocation Hybrid Benchmark Index, a 75%/25% mixture of the S&P 500 Index and the Lehman U.S. Aggregate Bond Index, reflected a blended return of -8.36%.

FACTORS AFFECTING PERFORMANCE
The Fund's negative results reflect a weak stock market that, as measured by the S&P 500, declined nearly 14% during the fiscal year. However, the Fund benefited from its investments in small cap stocks, which significantly outperformed large companies during the period. In addition, the Fund contained a heavy concentration of economically cyclical stocks such as basic materials and transportation that benefit from an improving economy. The Fund also had a greater emphasis in growth sectors such as consumer staples, health care and technology than its benchmark. These decisions were generally positive for the Fund's performance.

Our decision to weight stocks at 80% and bonds at 20% for much of the period rather than mirror the benchmark's 75%/25% mix had an unfavorable impact on results since bonds generally outperformed stocks during the period. Declining interest rates boosted U.S. Treasury securities, while the improving economy positively affected corporate bonds. However, the wave of mortgage refinancing hurt the performance of mortgage-backed securities.

CURRENT STRATEGY AND OUTLOOK
We believe that stocks are likely to perform better than bonds over the next 12 months. As a result, our current strategy, using a fund of funds approach, is to continue our 80%/20% ratio of stocks versus bonds. Stocks should benefit from an improving economy and stronger corporate profits. Meanwhile, bonds have already seen price appreciation as a result of declining interest rates. Although the Federal Reserve Board did not raise interest rates during the first part of 2002, it seems likely that the Fed will do so at some point this year. Meanwhile, longer-term interest rates have already begun to rise to reflect the improving U.S. economy.


GROWTH OF A $10,000 INVESTMENT(5,6)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

        Armada Aggressive Allocation  Armada Aggressive Allocation   S&P 500     Lehman U.S. Aggregate  75% S&P 500/25% Lehman U.S.
        Fund (Class I Shares)         Fund (Class B Shares)(1,4)     Index       Bond Index             Aggregate Bond Blend
3/6/01  $10,000                       $10,000                        $10,000     $10,000                $10,000
2001     $9,964                        $9,962                        $10,161     $10,068                $10,148
2002     $9,241                        $8,669                         $8,754     $10,884                 $9,284

    ARMADA AGGRESSIVE ALLOCATION FUND
    Average Annual Total Returns, as of 5/31/02(6)

------------------------------------------------------------------------
                                                                DATE
                                               SINCE             OF
                                1 YEAR        INCEPTION+      INCEPTION

Class I Shares                  (7.26)%        (6.20)%         03/06/01
------------------------------------------------------------------------
Class A Shares                  (7.54)%        (6.44)%         03/06/01
Class A Shares
 with Sales Charge             (11.96)%       (10.07)%
------------------------------------------------------------------------
Class B Shares(1,4)             (8.12)%        (6.92)%         05/08/01
Class B Shares
 with Sales Charge(1,4)        (12.66)%       (10.66)%
------------------------------------------------------------------------
Class C Shares(2,4)             (8.03)%        (6.84)%         06/28/01
Class C Shares
 with Sales Charge(2,4)         (8.93)%        (7.59)%
------------------------------------------------------------------------
Class H Shares(3,4)             (8.03)%        (6.84)%         02/20/02
Class H Shares
 with Sales Charge(3,4)         (9.85)%        (8.34)%
------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE MARCH 6, 2001.

1 CLASS B SHARES RETURNS PRIOR TO MAY 8, 2001 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

2 CLASS C SHARES RETURNS PRIOR TO MAY 8, 2001 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD MAY 8, 2001 TO JUNE 28, 2001 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

3 CLASS H SHARES RETURNS PRIOR TO MAY 8, 2001 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD MAY 8, 2001 TO JUNE 28, 2001 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JUNE 28, 2001 TO FEBRUARY 20, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

6 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


14  MAY 31, 2002

                                                          ASSET ALLOCATION FUNDS
                                        ARMADA BALANCED ALLOCATION FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ended May 31, 2002, the Armada Balanced Allocation Fund posted a total return of -6.06% (-10.70% including sales charge) for Class B investors and -5.27% for Class I investors. In comparison, the Balanced Allocation Hybrid Benchmark Index, a 60%/40% mixture of the S&P 500 Index and the Lehman U.S. Aggregate Bond Index, reflected a blended return of -5.07%.

FACTORS AFFECTING PERFORMANCE
The U.S. recession, the September 11th terrorist attacks and declining corporate profits caused stocks to post negative returns for the fiscal period. In contrast, bonds benefited from declining interest rates, generally producing positive returns. As designed, the Fund's strategy of investing in two asset classes, which often behave differently from one another, reduced the negative impact of stock market volatility.

As the stock market declined during the period, stock prices appeared more attractive than bonds. As a result, the Fund boosted its percentage of stocks from 60% to 65% and lowered its percentage of bonds from 40% to 35%. However, stocks generally continued to decline, which hurt the Fund's relative performance.

The Fund benefited from its significant holdings in small cap stocks, which generally outperformed larger companies. Small cap stocks, which are not included in the S&P 500 Index, remained relatively inexpensive as investors searched for bargains. In addition, the Fund shied away from large cap growth stocks, particularly technology shares, which have been in a two-year slump.

CURRENT STRATEGY AND OUTLOOK
Because interest rates are more likely to rise than decline as the economy recovers, it is unlikely that U.S. government bonds will duplicate recent performance in the next fiscal period. However, other segments of the bond market are likely to do better, particularly corporate bonds and mortgage-backed securities. Corporate bonds are likely to perform well as the economy improves and credit quality strengthens. Mortgages, which are hurt when interest rates drop and homeowners refinance, are likely to produce good returns as refinancing activity wanes. Meanwhile, the stock market should begin to benefit from an improving economy and stronger corporate profits in the year ahead.



GROWTH OF A $10,000 INVESTMENT(6,7)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

              Armada Balanced Allocation   Armada Balanced Allocation  S&P 500    Lehman U.S. Aggregate    60% S&P 500/40% Lehman
              Fund (Class I Shares)        Fund (Class B Shares)(2,5)    Index      Bond Index             U.S. Aggregate Bond Blend
7/10/98       $10,000                      $10,000                     $10,000    $10,000                  $10,000
1999          $10,457                      $10,435                     $11,632    $10,346                  $11,165
2000          $12,101                      $11,978                     $12,851    $10,563                  $11,986
2001          $11,898                      $11,658                     $11,495    $11,948                  $11,832
2001          $11,271                      $10,674                      $9,903    $12,917                  $11,211



    ARMADA BALANCED ALLOCATION FUND
    Average Annual Total Returns, as of 5/31/02(7)

------------------------------------------------------------------------
                                                                 DATE
                                                    SINCE         OF
                         1 YEAR        3 YEARS    INCEPTION+   INCEPTION

Class I Shares           (5.27)%        2.53%        3.12%     07/10/98
------------------------------------------------------------------------
Class A Shares(1,5)      (5.41)%        2.32%        2.94%     07/31/98
Class A Shares
 with Sales Charge(1,5)  (9.86)%        0.69%        1.65%
------------------------------------------------------------------------
Class B Shares(2,5)      (6.06)%        1.63%        2.37%     11/11/98
Class B Shares
 with Sales Charge(2,5) (10.70)%        0.48%        1.71%
------------------------------------------------------------------------
Class C Shares(3,5)      (6.16)%        1.58%        2.33%     04/20/00
Class C Shares
 with Sales Charge(3,5)  (7.08)%         N/A          N/A
------------------------------------------------------------------------
Class H Shares(4,5)      (6.12)%        1.59%        2.34%     02/05/02
Class H Shares
 with Sales Charge(4,5)  (8.00)%        1.27%        2.08%
------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE JULY 10, 1998.

1 CLASS A SHARES RETURNS PRIOR TO JULY 31, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

2 CLASS B SHARES RETURNS PRIOR TO JULY 31, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD JULY 31, 1998 TO NOVEMBER 11, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS PRIOR TO JULY 31, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD JULY 31, 1998 TO NOVEMBER 11, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD NOVEMBER 11, 1998 TO APRIL 20, 2000 REFLECT THE FUND'S CLASS B SHARES.

4 CLASS H SHARES RETURNS PRIOR TO JULY 31, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD JULY 31, 1998 TO NOVEMBER 11, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD NOVEMBER 11, 1998 TO APRIL 20, 2000 REFLECT THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD APRIL 20, 2000 TO FEBRUARY 5, 2002 REFLECT THE FUND'S CLASS C SHARES.

5 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

7 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


                                                                 MAY 31, 2002 15

ASSET ALLOCATION FUNDS
ARMADA CONSERVATIVE ALLOCATION FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ended May 31, 2002, the Armada Conservative Allocation Fund posted a total return of -1.79%1 (-6.59%1 including sales charge) for Class B investors and -0.97% for Class I investors. In comparison, the Conservative Allocation Hybrid Benchmark Index, a 35%/65% mixture of the S&P 500 Index and the Lehman U.S. Aggregate Bond Index, reflected a blended return of 0.42%.

FACTORS AFFECTING PERFORMANCE
Our decision to overweight stocks, creating a 40%/60% mixture for much of the period, generated slightly negative results since stocks did not perform well during the period. Using a fund of funds approach, we benefited from our significant holdings in small cap stocks, which generally outperformed larger companies.

The Federal Reserve Board reduced short-term interest rates 11 times during 2001 and kept interest rates steady during the first five months of 2002 despite indications that the economy was heating up. Longer-term interest rates declined more moderately in 2001, but began to rise in early 2002. As a result, bonds posted excellent returns for much of the fiscal year, giving up some ground as the period came to a close.

The Fund's investments in U.S. Treasury securities performed very well in 2001, while corporate bonds and mortgage-backed securities strengthened relative to Treasury bonds in 2002. We avoided bonds issued by telecommunications companies, as most of these securities performed very poorly in an industry rife with excess capacity.

CURRENT STRATEGY AND OUTLOOK
With economic growth gathering steam, it is conceivable that the Fed will increase interest rates in 2002. However, with inflation under control, we believe that the actions will happen gradually and therefore cause minimal disruptions to the bond market. Meanwhile, corporate and mortgage-backed securities are likely to outperform U.S. Treasury securities. Corporate bonds respond well to an improving economy while mortgages do relatively better in a stable to rising interest-rate environment because refinancing activity tapers off. Our current strategy is to continue our 40%/60% ratio of stocks versus bonds. We believe the overweight towards stocks is justified because of the likelihood that stocks will outperform bonds in the year ahead.


GROWTH OF A $10,000 INVESTMENT(5,6)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

         Armada Conservative Allocation  Armada Conservative Allocation   S&P 500   Lehman U.S. Aggregate  35% S&P 500/65% Lehman
         Fund (Class I Shares)           Fund (Class B Shares)(1,4)         Index     Bond Index           U.S. Aggregate Bond Blend
3/6/01   $10,000                         $10,000                          $10,000   $10,000                $10,000
2001     $10,093                         $10,089                          $10,161   $10,107                $10,114
2002      $9,995                          $9,412                           $8,754   $10,880                $10,140



    ARMADA CONSERVATIVE ALLOCATION FUND
    Average Annual Total Returns, as of 5/31/02(6)

-----------------------------------------------------------------------
                                                              DATE
                                               SINCE           OF
                               1 YEAR       INCEPTION+      INCEPTION

Class I Shares                 (0.97)%       (0.03)%        03/06/01
-----------------------------------------------------------------------

Class A Shares                 (1.21)%       (0.26)%        03/06/01
Class A Shares
 with Sales Charge             (5.90)%       (4.13)%
-----------------------------------------------------------------------
Class B Shares(1,4)            (1.79)%       (0.73)%        07/13/01
Class B Shares
 with Sales Charge(1,4)        (6.59)%       (4.66)%
-----------------------------------------------------------------------
Class C Shares(2,4)            (1.79)%       (0.73)%        05/23/01
Class C Shares
 with Sales Charge(2,4)        (2.75)%       (1.52)%
-----------------------------------------------------------------------
Class H Shares(3,4)            (1.74)%       (0.69)%        02/06/02
Class H Shares
 with Sales Charge(3,4)        (3.67)%       (2.27)%
-----------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE MARCH 6, 2001.

1 CLASS B SHARES RETURNS PRIOR TO JULY 13, 2001 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

2 CLASS C SHARES RETURNS PRIOR TO MAY 23, 2001 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS H SHARES RETURNS PRIOR TO MAY 23, 2001 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD MAY 23, 2001 TO FEBRUARY 6, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

6 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


16  MAY 31, 2002

                                                              FIXED INCOME FUNDS
                                                       ARMADA BOND FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ended May 31, 2002, the Armada Bond Fund posted a total return of 6.39% (1.39% including sales charge) for Class B investors and 7.40% for Class I investors. In comparison, the Lehman U.S. Aggregate Bond Index returned 8.11%.

FACTORS AFFECTING PERFORMANCE
A decline in interest rates, particularly at the short end of the maturity spectrum, created a positive backdrop for bonds. During 2001, the Federal Reserve Board cut short-term interest rates to 1.75% in the face of the first U.S. recession in a decade. As the economy weakened, intermediate-term interest rates also declined, as inflation expectations ebbed. The Fund's maturity and duration were slightly longer than the benchmark during this time period, benefiting performance. However, declining interest rates caused the Fund's mortgage-backed securities, which comprise nearly half of the portfolio, to perform poorly during 2001 because borrowers, typically homeowners, may refinance without penalty.

After September 11th, long-term interest rates began to rise as the economy recovered and inflation expectations returned as the federal budget surplus evaporated. The Fed did not raise short-term rates due to concerns over the Enron bankruptcy and a stalled commercial paper market in which lenders balked at making short-term loans to blue-chip companies. The corporate bond market was also disrupted by the weakened telecommunications industry where, for example, bonds issued by WorldCom declined from single A to junk status within a matter of weeks. The Armada Bond Fund generally avoided the defaults and sharp credit downgrades in the corporate bond market that occurred during the fiscal year. However, the Fund did own bonds issued by Conseco, a troubled insurance company, until January 2002 that detracted from performance.

CURRENT STRATEGY AND OUTLOOK
Because mortgage-backed securities performed very well in 2002, we lightened the portfolio's weighting in mortgages and redeployed some of that money into government agency bonds and corporate bonds. Over the next six months, we see an improving credit climate and plan to take advantage of that by concentrating in intermediate single-A corporate bonds, where we can earn about 1.5 percentage points in extra yield compared with U.S. Treasury securities.


GROWTH OF A $10,000 INVESTMENT5,6

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

           Armada Bond Fund (Class I Shares)       Armada Bond Fund (Class B Shares)(1,4)      Lehman U.S. Aggregate Bond Index
5/31/92    $10,000                                 $10,000                                     $10,000
1993       $11,145                                 $11,156                                     $11,131
1994       $11,203                                 $11,109                                     $11,208
1995       $12,406                                 $12,182                                     $12,497
1096       $12,902                                 $12,559                                     $13,044
1997       $13,955                                 $13,443                                     $14,129
1998       $15,412                                 $14,693                                     $15,672
1999       $15,824                                 $14,937                                     $16,352
2000       $15,882                                 $14,855                                     $16,696
2001       $17,550                                 $16,260                                     $18,885
2002       $18,849                                 $17,299                                     $20,416





    ARMADA BOND FUND
    Average Annual Total Returns, as of 5/31/02(6)

-----------------------------------------------------------------------------
                                                                      DATE
                                                           SINCE       OF
                        1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION+ INCEPTION

Class I Shares           7.40%   6.00%   6.20%   6.54%   7.31%      10/31/88
-----------------------------------------------------------------------------
Class A Shares           7.13%   5.75%   5.96%   6.29%   7.11%      10/31/88
Class A Shares
 with Sales Charge       2.00%   4.03%   4.94%   5.77%   6.73%
-----------------------------------------------------------------------------
Class B Shares(1,4)      6.39%   5.02%   5.17%   5.63%   6.63%      02/04/94
Class B Shares
 with Sales Charge(1,4)  1.39%   3.80%   4.84%    N/A     N/A
-----------------------------------------------------------------------------
Class C Shares(2,4)      6.39%   4.99%   5.16%   5.63%   6.62%      06/12/00
Class C Shares
 with Sales Charge(2,4)  5.39%    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------
Class H Shares(3,4)      6.39%   4.99%   5.16%   5.63%   6.62%      04/30/02
Class H Shares
 with Sales Charge(3,4)  4.31%   4.64%   4.95%   5.52%   6.54%
-----------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE OCTOBER 31, 1988.

1 CLASS B SHARES RETURNS PRIOR TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

2 CLASS C SHARES RETURNS PRIOR TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD FEBRUARY 4, 1994 TO JUNE 12, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

3 CLASS H SHARES RETURNS PRIOR TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD FEBRUARY 4, 1994, TO JUNE 12, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JUNE 12, 2000 TO APRIL 30, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C, AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

6 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


                                                                 MAY 31, 2002 17

FIXED INCOME FUNDS
ARMADA GNMA FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ended May 31, 2002, the Armada GNMA Fund posted a total return of 6.21% (1.21% including sales charge) for Class B investors and 7.32% for Class I investors. In comparison, the Lehman GNMA Index returned 8.01%.

FACTORS AFFECTING PERFORMANCE
Ginnie Mae securities, which are guaranteed by the Government National Mortgage Association, provided an island of relative calm in a sea of volatility found in the stock and bond markets. Ginnie Mae securities continued to offer strong income while offering zero credit risk. True, mortgage-backed securities did suffer some price erosion during the second half of 2001 as interest rates dropped sharply. Homeowners have the right to refinance their mortgages at par, thus requiring mortgage investors to reinvest at lower yields. However, long-term investors would likely see a price recovery as interest rates increased.

Many of the Fund's Ginnie Mae securities are premium bonds carrying higher than average coupons. While these bonds typically offer higher income to shareholders, they tend to be refinanced more quickly when interest rates decline. As a result, the Fund's total return was penalized slightly compared to the benchmark in a declining rate environment.

After September 11th, long-term interest rates began to rise as the economy recovered and inflation expectations returned as the federal budget surplus evaporated. In a period of rising interest rates, owning premium bonds is generally no longer a disadvantage in terms of total return. Indeed, the higher coupons insulate the Fund's net asset value during that environment.

CURRENT STRATEGY AND OUTLOOK
Our current strategy is to continue to invest in a portfolio that includes premium bonds to satisfy the income needs of our shareholders. In addition, we believe that interest rates are likely to rise during 2002 to reflect the strengthening U.S. economy. In such an environment, investors may enjoy consistent income, zero credit risk and low volatility in net asset values.



GROWTH OF A $10,000 INVESTMENT(7,8)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

              Armada GNMA(Class I Shares)(1,6)   Armada GNMA(Class B Shares)(3,6) Lehman GNMA Index
8/10/94       $10,000                            $10,000                          $10,000
1995          $10,961                            $10,962                          $10,960
1996          $11,466                            $11,468                          $11,547
1997          $12,513                            $12,495                          $12,643
1998          $13,661                            $13,607                          $13,857
1999          $14,210                            $14,120                          $14,538
2000          $14,562                            $14,360                          $15,002
2001          $16,230                            $15,868                          $16,913
2002          $17,418                            $16,853                          $18,268



    ARMADA GNMA FUND
    Average Annual Total Returns, as of 5/31/02(8)

-----------------------------------------------------------------------
                                                               DATE
                                                     SINCE      OF
                        1 YEAR   3 YEARS   5 YEARS INCEPTION+ INCEPTION

Class I Shares(1,6)      7.32%    7.02%     6.84%     7.37%   08/10/94
-----------------------------------------------------------------------
Class A Shares(2,6)      6.95%    6.79%     6.59%     7.19%   09/11/96
Class A Shares
 with Sales Charge(2,6)  1.87%    5.08%     5.56%     6.52%
-----------------------------------------------------------------------
Class B Shares(3,6)      6.21%    6.08%     6.17%     6.92%   08/11/99
Class B Shares
 with Sales Charge(3,6)  1.21%    4.88%     5.85%      N/A
-----------------------------------------------------------------------
Class C Shares(4,6)      6.42%    6.11%     6.19%     6.93%   01/27/00
Class C Shares
 with Sales Charge(4,6)  5.42%     N/A       N/A       N/A
-----------------------------------------------------------------------
Class H Shares(5,6)      6.51%    6.14%     6.20%     6.94%   04/19/02
Class H Shares
 with Sales Charge(5,6)  4.47%    5.79%     6.00%     6.80%
-----------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE AUGUST 10, 1994.

1 CLASS I SHARES RETURNS REFLECT THE PERFORMANCE OF THE PREDECESSOR FUND, WHICH COMMENCED OPERATIONS ON AUGUST 10, 1994.

2 CLASS A SHARES RETURNS PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS B SHARES RETURNS PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 CLASS C SHARES RETURNS PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD AUGUST 11, 1999 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

5 CLASS H SHARES RETURNS PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD SEPTEMBER 11, 1996, TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD AUGUST 11, 1999 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JANUARY 27, 2000 TO APRIL 19, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

6 THE PERFORMANCE HISTORY FOR EACH CLASS INCLUDES PERFORMANCE OF A PREDECESSOR FUND, WHICH COMMENCED OPERATIONS ON AUGUST 10, 1994, WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

7 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

8 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


18  MAY 31, 2002

                                                              FIXED INCOME FUNDS
                                          ARMADA INTERMEDIATE BOND FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ending May 31, 2002, the Armada Intermediate Bond Fund posted a total return of 6.03% (1.03% including sales charge) for Class B investors and 7.05% for Class I investors. In comparison, the Lehman Intermediate U.S. Government/Credit Index returned 7.65%.

FACTORS AFFECTING PERFORMANCE
While the portfolio was hurt somewhat by its investment in certain corporate bonds, the Armada Intermediate Bond Fund benefited from its investments in mortgage-backed securities, which offer high yields and no credit risk. About half of the Fund's mortgage portfolio is the conventional security backed by single-family homes. These securities lagged during 2001 as interest rates were declining and homeowners were refinancing in record numbers. The other type of mortgage is backed by commercial properties and is not subject to refinancing risk. Both of these securities performed very well during 2002.

During the fiscal year, interest rates on short- and intermediate-term bonds declined much more than long-term interest rates. Since bond prices move inversely to interest rates, short- and intermediate-term bonds produced greater price appreciation than bonds at the longer end of the maturity spectrum. Most of this appreciation took place in the first part of the period through the end of 2001 when the economy was struggling. By early 2002, intermediate-term interest rates began to rise and bond prices fell as the economy picked up steam and inflation expectations returned to the forefront.

CURRENT STRATEGY AND OUTLOOK
With the U.S. economy recovering, it is likely that interest rates will continue to rise over the next several months. Given this outlook, we have shortened the maturity of the Fund to make it less price-sensitive to rising interest rates. Mortgage-backed securities are particularly in demand in this environment because the refinancing risk is minimal. Indeed, we have recently lightened our allocation to mortgages because we believe that the interest-rate environment was fully reflected in their price.


GROWTH OF A $10,000 INVESTMENT(6,7)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

           Armada Intermediate Bond            Armada Intermediate Bond                 Lehman Intermediate U.S.
           Fund (Class I Shares)               Fund (Class B Shares)(2,5)               Government/Credit Index
5/31/92    $10,000                             $10,000                                  $10,000
1993       $11,131                             $11,102                                  $11,040
1994       $11,131                             $11,076                                  $11,184
1995       $12,194                             $12,102                                  $12,262
1996       $12,656                             $12,518                                  $12,824
1997       $13,495                             $13,315                                  $13,771
1998       $14,587                             $14,297                                  $14,985
1999       $15,168                             $14,702                                  $15,702
2000       $15,395                             $14,796                                  $16,090
2001       $16,959                             $16,128                                  $18,114
2002       $18,155                             $17,100                                  $19,499


    ARMADA INTERMEDIATE BOND FUND
    Average Annual Total Returns, as of 5/31/02(7)

--------------------------------------------------------------------------
                                                                    DATE
                                                         SINCE       OF
                       1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION+ INCEPTION

Class I Shares          7.05%  6.17%   6.11%   6.14%   6.98%      12/20/89
--------------------------------------------------------------------------
Class A Shares(1,5)     6.78%  5.91%   5.79%   5.79%   6.69%      04/15/91
Class A Shares
 with Sales Charge(1,5) 1.72%  4.20%   4.76%   5.27%   6.28%
--------------------------------------------------------------------------
Class B Shares(2,5)     6.03%  5.17%   5.13%   5.51%   6.47%      01/06/98
Class B Shares
 with Sales Charge(2,5) 1.03%  3.95%   4.80%    N/A     N/A
--------------------------------------------------------------------------
Class C Shares(3,5)     6.03%  5.24%   5.18%   5.53%   6.49%      05/30/00
Class C Shares
 with Sales Charge(3,5) 5.03%   N/A     N/A     N/A     N/A
--------------------------------------------------------------------------
Class H Shares(4,5)     6.04%  5.24%   5.18%   5.53%   6.49%      04/18/02
Class H Shares
 with Sales Charge(4,5) 4.02%  4.87%   4.96%   5.43%   6.40%
--------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE DECEMBER 20, 1989.

1 CLASS A SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

2 CLASS B SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD APRIL 15, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD APRIL 15, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO MAY 30, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 CLASS H SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD APRIL 15, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD JANUARY 6, 1998 TO MAY 30, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD MAY 30, 2000 TO APRIL 18, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

5 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

7 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


                                                                 MAY 31, 2002 19

FIXED INCOME FUNDS
ARMADA LIMITED MATURITY BOND FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ending May 31, 2002, the Armada Limited Maturity Bond Fund posted a total return of 5.07% (0.07% including sales charge) for Class B investors and 6.09% for Class I investors. In comparison, the Merrill Lynch 1-3 Year U.S. Corporate/ Government Index returned 6.40%.

FACTORS AFFECTING PERFORMANCE
In general, declining interest rates for much of the fiscal period produced a positive environment for the bond market. However, corporate bonds faced three major challenges: the September 11th terrorist attacks, the telecommunications industry meltdown and the Enron bankruptcy and resulting loss of investor confidence. The terrorist attacks caused turmoil in transportation-related industries such as airlines and hotels, but they recovered quickly. In contrast, there didn't seem to be a light at the end of the tunnel for telecom companies, which continue to post losses. In addition, recurring revelations of questionable corporate accounting practices have caused investors to continue to demand more yield in return for the perceived increase in risk.

While adversely affected by certain corporate bonds, the Armada Limited Maturity Bond Fund benefited from its investments in asset-backed securities, which offer higher yields than treasuries and agencies and very little credit risk. Asset-backed securities are backed by credit card debt, automobile loans and home equity loans.

CURRENT STRATEGY AND OUTLOOK
With the U.S. economy recovering, the Federal Reserve Board may increase short-term interest rates at some point in 2002. In this environment, it is prudent to construct a portfolio with a short maturity because such securities are not extremely sensitive to rising interest rates. In addition, we have trimmed our holdings in asset-backed and mortgage-backed securities because we believe these holdings have reached our price targets. The proceeds have been used in part to purchase government agency securities.



GROWTH OF A $10,000 INVESTMENT(6,7)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

          Armada Limited Maturity Bond        Armada Limited Maturity Bond     Merrill Lynch 1-3 Year
          Fund (Class I Shares)               Fund (Class B Shares)(2,5)       U.S. Corporate/Government Index
7/7/94    $10,000                             $10,000                          $10,000
1995      $10,577                             $10,577                          $10,722
1996      $11,142                             $11,119                          $11,295
1997      $11,812                             $11,776                          $12,049
1998      $12,601                             $12,563                          $12,896
1999      $13,248                             $13,183                          $13,593
2000      $13,675                             $13,530                          $14,150
2001      $14,798                             $14,499                          $15,593
2002      $15,699                             $15,234                          $16,591



    ARMADA LIMITED MATURITY BOND FUND
    Average Annual Total Returns, as of 5/31/02(7)

----------------------------------------------------------------------
                                                                DATE
                                                     SINCE       OF
                        1 YEAR   3 YEARS   5 YEARS INCEPTION+ INCEPTION

Class I Shares           6.09%    5.82%     5.86%     5.88%   07/07/94
----------------------------------------------------------------------
Class A Shares(1,5)      5.87%    5.76%     5.78%     5.79%   09/09/94
Class A Shares
 with Sales Charge(1,5)  2.96%    4.79%     5.20%     5.42%
----------------------------------------------------------------------
Class B Shares(2,5)      5.07%    4.94%     5.28%     5.47%   08/11/99
Class B Shares
 with Sales Charge(2,5)  0.07%    3.71%     4.96%      N/A
----------------------------------------------------------------------
Class C Shares(3,5)      5.19%    4.94%     5.29%     5.48%   01/27/00
Class C Shares
 with Sales Charge(3,5)  4.19%     N/A       N/A       N/A
----------------------------------------------------------------------
Class H Shares(4,5)      5.19%    4.95%     5.29%     5.48%   02/05/02
Class H Shares
 with Sales Charge(4,5)  3.14%    4.60%     5.08%     5.34%
----------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE JULY 7, 1994.

1 CLASS A SHARES RETURNS PRIOR TO SEPTEMBER 9, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

2 CLASS B SHARES RETURNS PRIOR TO SEPTEMBER 9, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD SEPTEMBER 9, 1994 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS PRIOR TO SEPTEMBER 9, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD SEPTEMBER 9, 1994 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD AUGUST 11, 1999 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 CLASS H SHARES RETURNS PRIOR TO SEPTEMBER 9, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD SEPTEMBER 9, 1994 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD AUGUST 11, 1999 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JANUARY 27, 2000 TO FEBRUARY 5, 2002 REFLECT THE FUND'S CLASS C SHARES.

5 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

7 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


20  MAY 31, 2002

                                                              FIXED INCOME FUNDS
                                     ARMADA TOTAL RETURN ADVANTAGE FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ended May 31, 2002, the Armada Total Return Advantage Bond Fund posted a total return of 6.83% (1.83% including sales charge) for Class B investors and 7.76% for Class I investors. In comparison, the Lehman U.S. Government/Credit Index returned 7.84%.

FACTORS AFFECTING PERFORMANCE
While interest rates on short- and intermediate-term securities generally declined during much of the fiscal year, longer-term interest rates have remained flat. As a result, the difference between short- and long-term interest rates widened dramatically, particularly after the September 11th terrorist attacks. The reason for the disparity was that the Federal Reserve Board cut short-term rates aggressively to boost the economy, while investor expectations regarding inflation led to firm long-term rates as the federal budget surplus evaporated and greater defense spending loomed.

The impact of flat long-term interest rates on the Fund was that most of the total return came from coupon income, not price appreciation. However, because nearly half of the Fund was invested in corporate bonds, we were able to earn attractive income as corporate bond yields were significantly higher than those offered on U.S. Treasury securities. The Fund's performance also benefited from our decision to focus on securities with strong credit ratings. For example, the Fund held bonds issued by blue-chip financial companies such as Citigroup, Morgan Stanley, Bank of America and several regional banks. Financial companies typically become very profitable when the Fed lowers interest rates, because the spread between their borrowing and lending costs widens. We avoided the telecommunications industry meltdown and sold Enron securities before the company's troubles came to light.

CURRENT STRATEGY AND OUTLOOK
With the economy strengthening, we expect that interest rates will rise somewhat in 2002 as investors require higher yields to compensate them for inflation. Nevertheless, the corporate bond market is likely to perform relatively well as profitability returns to the corporate sector. Although overall credit quality should improve, the Fund will continue to focus on bonds with single A ratings or better, since we do not believe that lower quality bonds adequately compensate investors for the additional risk.



GROWTH OF A $10,000 INVESTMENT(5,6)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

         Armada Total Return Advantage            Armada Total Return Advantage               Lehman U.S.
         Fund (Class I Shares)                    Fund (Class B Shares)(2,4)                  Government/Credit Index
7/7/94   $10,000                                  $10,000                                     $10,000
1995     $11,113                                  $11,044                                     $11,187
1996     $11,579                                  $11,455                                     $11,645
1997     $12,564                                  $12,411                                     $12,565
1998     $13,864                                  $13,661                                     $14,008
1999     $14,355                                  $14,096                                     $14,577
2000     $14,610                                  $14,317                                     $14,852
2001     $16,369                                  $15,918                                     $16,764
2002     $17,639                                  $17,005                                     $18,078



    ARMADA TOTAL RETURN ADVANTAGE FUND
    Average Annual Total Returns, as of 5/31/02(6)

------------------------------------------------------------------------
                                                                 DATE
                                                      SINCE       OF
                        1 YEAR   3 YEARS   5 YEARS  INCEPTION+ INCEPTION

Class I Shares           7.76%    7.11%     7.02%     7.45%    07/07/94
------------------------------------------------------------------------
Class A Shares(1,4)      7.60%    6.92%     6.78%     7.13%    09/06/94
Class A Shares
 with Sales Charge(1,4)  2.49%    5.19%     5.75%     6.47%
------------------------------------------------------------------------
Class B Shares(2,4)      6.83%    6.46%     6.50%     6.95%    09/29/99
Class B Shares
 with Sales Charge(2,4)  1.83%    5.27%     6.19%      N/A
------------------------------------------------------------------------
Class C Shares(3,4)      6.73%    6.40%     6.47%     6.93%    10/03/00
Class C Shares
 with Sales Charge(3,4)  5.73%     N/A       N/A       N/A
------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE JULY 7, 1994.

1 CLASS A SHARES RETURNS PRIOR TO SEPTEMBER 6, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

2 CLASS B SHARES RETURNS PRIOR TO SEPTEMBER 6, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD SEPTEMBER 6, 1994 TO SEPTEMBER 29, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS PRIOR TO SEPTEMBER 6, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD SEPTEMBER 6, 1994 TO SEPTEMBER 29, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD SEPTEMBER 29, 1999 TO OCTOBER 3, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

6 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


                                                                 MAY 31, 2002 21

FIXED INCOME FUNDS
ARMADA U.S. GOVERNMENT INCOME FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ended May 31, 2002, the Armada U.S. Government Income Fund posted a total return of 6.93% (1.93% including sales charge) for Class B investors and 7.94% for Class I investors. In comparison, the Lehman Mortgage-Backed Securities Index returned 8.33%.

FACTORS AFFECTING PERFORMANCE
The steep decline in short-term interest rates engineered by the Federal Reserve Board during 2001 was positive for short-term U.S. government securities such as Treasury notes and government agencies. In addition, fixed-income securities in the two to five year maturity spectrum also benefited, particularly in the early part of the fiscal period. Longer-term securities did not appreciate significantly, since interest rates on intermediate- and long-term securities were relatively constant. By early 2002, interest rates on longer-term securities began to rise as the U.S. economy rebounded and inflation expectations returned.

Mortgage-backed securities suffered some price erosion during the second half of 2001 as interest rates dropped sharply and homeowners refinanced their mortgages in record numbers, thus requiring mortgage investors to reinvest at lower yields. However, investors saw a recovery in values as interest rates stabilized and began to increase in 2002. Many of the Fund's mortgage-backed securities were premium bonds carrying higher than average coupons. While these bonds offer superior income to our shareholders, they tend to be refinanced more quickly when interest rates decline. As a result, the Fund's total return was penalized slightly compared to the benchmark in a declining rate environment. However, once interest rates began to rise, owning premium bonds was no longer a disadvantage in terms of total return. Indeed, the higher coupons insulated the Fund's net asset value during that environment. In addition, owning some securities backed by commercial mortgages instead of single-family homes reduced prepayment risk.

CURRENT STRATEGY AND OUTLOOK
As the economy strengthens, interest rates are more likely to rise than fall during the balance of 2002. As a result, mortgages, which offer higher yields than U.S. Treasury securities, are not likely to suffer prepayments. Meanwhile, our strategy of investing in premium mortgage bonds will likely generate strong income as well as low volatility.



GROWTH OF A $10,000 INVESTMENT(5,6)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

           Armada U.S. Government Income     Armada U.S. Government Income       Lehman Mortgage-Backed
           Fund (Class I Shares)             Fund (Class B Shares)(1,4)          Securities Index
11/12/92   $10,000                           $10,000                             $10,000
1993       $10,436                           $10,436                             $10,575
1994       $10,641                           $10,591                             $10,567
1995       $11,513                           $11,351                             $11,759
1996       $12,190                           $11,908                             $12,348
1997       $13,040                           $12,624                             $13,499
1998       $14,194                           $13,600                             $14,804
1999       $14,866                           $14,113                             $15,526
2000       $15,202                           $14,268                             $15,911
2001       $17,018                           $15,824                             $18,047
2002       $18,370                           $16,920                             $19,550



    ARMADA U.S. GOVERNMENT INCOME FUND
    Average Annual Total Returns, as of 5/31/02(6)

-----------------------------------------------------------------------
                                                                 DATE
                                                     SINCE        OF
                        1 YEAR   3 YEARS   5 YEARS INCEPTION+ INCEPTION

Class I Shares           7.94%    7.31%     7.09%    6.57%    11/12/92
-----------------------------------------------------------------------
Class A Shares           7.67%    7.02%     6.82%    6.35%    11/12/92
Class A Shares
 with Sales Charge       2.55%    5.28%     5.78%    5.81%
-----------------------------------------------------------------------
Class B Shares(1,4)      6.93%    6.23%     6.03%    5.66%    02/04/94
Class B Shares
 with Sales Charge(1,4)  1.93%    5.04%     5.71%     N/A
-----------------------------------------------------------------------
Class C Shares(2,4)      6.93%    6.39%     6.13%    5.71%    06/21/00
Class C Shares
 with Sales Charge(2,4)  5.93%     N/A       N/A      N/A
-----------------------------------------------------------------------
Class H Shares(3,4)      6.95%    6.40%     6.13%    5.71%    02/05/02
Class H Shares
 with Sales Charge(3,4)  4.91%    6.05%     5.92%    5.60%
-----------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE NOVEMBER 12, 1992.

1 CLASS B SHARES RETURNS PRIOR TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

2 CLASS C SHARES RETURNS PRIOR TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD FEBRUARY 4, 1994 TO JUNE 21, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

3 CLASS H SHARES RETURNS PRIOR TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD FEBRUARY 4, 1994 TO JUNE 21, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD JUNE 21, 2000 TO FEBRUARY 5, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

6 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


22  MAY 31, 2002

                                                             TAX FREE BOND FUNDS
                                    ARMADA MICHIGAN MUNICIPAL BOND FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ended May 31, 2002, the Armada Michigan Municipal Bond Fund posted a total return of 4.44% (-0.56% including sales charge) for Class B investors and 5.54% for Class I investors. In comparison, the Lehman 7 Year Municipal Bond Index returned 6.42%.

FACTORS AFFECTING PERFORMANCE
Although Michigan's economy has diversified in recent years, it is still heavily influenced by the automobile industry. Since the auto industry is dependent on the health of the overall economy, the U.S. recession during 2001 created some concern, causing the state's Triple A credit rating to come under scrutiny. However, as 2002 progressed, the auto industry showed signs of rebounding. The Fund focused on high-quality securities, minimizing the impact of a potential credit downgrade. In particular, after September 11th, the portfolio management team focused on bonds that were backed by essential service revenues such as water & sewer authorities and steered clear of airport bonds and other securities that are dependent on tourism or increasing economic activity.

In addition, the Fund was positively affected in the second half of the period by its strategy of focusing on high coupon bonds, which we purchase to satisfy the Fund objective of providing current tax exempt income to shareholders. In a rising or volatile interest rate environment, high coupon bonds are more defensive and produce a better total return than lower coupon-paying bonds. In addition, the strategy of investing in callable bonds worked well, since they tend to offer higher income and more stable value in a rising interest rate environment.

CURRENT STRATEGY AND OUTLOOK
Because the State of Michigan established reserves and a "rainy day" fund during the booming 1990s, its current economic outlook is favorable, despite the recent recession. Still, we will continue to focus on high quality bonds rated at A or better since lower quality securities do not offer enough extra yield to justify the additional credit risk.



GROWTH OF A $10,000 INVESTMENT(4,5)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

            Armada Michigan Municipal Bond             Armada Michigan Municipal Bond           Lehman 7 Year
            Fund (Class I Shares)                      Fund (Class B Shares)(1,3)               Municipal Bond Index
5/31/92     $10,000                                    $10,000                                  $10,000
1993        $10,947                                    $10,946                                  $11,048
1994        $11,267                                    $11,224                                  $11,411
1995        $12,118                                    $11,967                                  $12,343
1996        $12,550                                    $12,276                                  $12,915
1997        $13,325                                    $12,906                                  $13,800
1998        $14,272                                    $13,686                                  $14,914
1999        $14,777                                    $14,031                                  $15,619
2000        $14,715                                    $13,833                                  $15,658
2001        $16,239                                    $15,121                                  $17,393
2002        $17,139                                    $15,793                                  $18,510



    ARMADA MICHIGAN MUNICIPAL BOND FUND
    Average Annual Total Returns, as of 5/31/02(5)

----------------------------------------------------------------------------
                                                                       DATE
                                                            SINCE       OF
                        1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION+ INCEPTION

Class I Shares           5.54%   5.07%   5.16%   5.54%     5.89%     07/02/90
----------------------------------------------------------------------------

Class A Shares           5.33%   4.83%   4.92%   5.33%     5.71%     07/02/90
Class A Shares
 with Sales Charge       0.28%   3.16%   3.91%   4.82%     5.28%
----------------------------------------------------------------------------

Class B Shares(1,3)      4.44%   4.02%   4.12%   4.67%     5.16%     02/04/94
Class B Shares
 with Sales Charge(1,3) (0.56)%  2.77%   3.78%    N/A       N/A
----------------------------------------------------------------------------

Class C Shares(2,3)      4.42%   4.01%    4.11%   4.67%     5.16%    08/06/01
Class C Shares
 with Sales Charge(2,3)  3.42%    N/A      N/A     N/A       N/A
----------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE JULY 2, 1990.

1 CLASS B SHARES RETURNS PRIOR TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

2 CLASS C SHARES RETURNS PRIOR TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD FEBRUARY 4, 1994 TO AUGUST 6, 2001 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

3 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

5 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


                                                                 MAY 31, 2002 23

TAX FREE BOND FUNDS
ARMADA NATIONAL TAX EXEMPT BOND FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ended May 31, 2002, the Armada National Tax Exempt Bond Fund posted a total return of 4.92% (-0.08% including sales charge) for Class B investors and 5.86% for Class I investors. In comparison, the Lehman 7 Year Municipal Bond Index returned 6.42%.

FACTORS AFFECTING PERFORMANCE
Generally, the Fund invests in high coupon bonds to satisfy our objective of providing current tax exempt income to shareholders. However, in a declining interest rate environment high coupon bonds, particularly those that are "callable" or redeemable at the option of the issuer, produce lower total returns because investors expect that these bonds will be retired early. Therefore, the portfolio management team actively manages the call/maturity structure of the Fund to lessen the potential effect of early calls.

On the plus side, the Fund was positively affected by our decision to shorten its maturity in early 2002 and lengthen in April. In a rising interest rate environment, bonds with shorter maturities are more "defensive," in that they do not decline as much in price as longer-term maturities. Another positive decision was our continuing focus on high credit quality securities, which do a better job of holding their value in times of economic distress. The national economic recession that began in early 2001 negatively impacted state and local governments. Tax receipts fell across the board, causing municipalities to cut budgets, which in turn impacts credit quality on existing bonds. Generally, investors shunned lower quality securities and sought out bonds with high credit ratings.

CURRENT STRATEGY AND OUTLOOK
We believe that interest rates will rise moderately over the coming year, reflecting the improving economic environment. At the same time, many municipalities are likely to experience declining credit quality as tax revenues continue to lag. As a result, our current strategy is to continue to invest in the highest quality securities, including government obligation bonds, which are backed by the full taxing power of a state or city, and the highest quality revenue bonds such as water & sewer and higher education.



GROWTH OF A $10,000 INVESTMENT(6,7)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS AS FOLLOWS:]

             Armada National Tax Exempt Bond       Armada National Tax Exempt Bond           Lehman 7 Year
             Fund (Class I Shares)                 Fund (Class B Shares)(3,5)                Municipal Bond Index
5/31/92      $10,000                               $10,000                                   $10,000
1993         $11,392                               $11,392                                   $11,048
1994         $11,499                               $11,499                                   $11,411
1995         $12,437                               $12,437                                   $12,343
1996         $12,380                               $12,380                                   $12,915
1997         $13,046                               $13,046                                   $13,800
1998         $14,052                               $14,050                                   $14,914
1999         $14,624                               $14,590                                   $15,619
2000         $14,589                               $14,437                                   $15,658
2001         $16,058                               $15,750                                   $17,393
2002         $16,999                               $16,524                                   $18,510


    ARMADA NATIONAL TAX EXEMPT BOND FUND
    Average Annual Total Returns, as of 5/31/02(7)

----------------------------------------------------------------------------
                                                                    DATE
                                                         SINCE       OF
                       1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION+ INCEPTION

Class I Shares(1,5)       5.86%  5.15%   5.44%   5.45%   6.73%     04/09/98
----------------------------------------------------------------------------
Class A Shares(2,5)       5.65%  5.11%   5.41%   5.44%   6.72%     06/22/98
Class A Shares
 with Sales Charge(2,5)   0.64%  3.41%   4.39%   4.92%   6.43%
----------------------------------------------------------------------------
Class B Shares(3,5)       4.92%  4.24%   4.84%   5.15%   6.56%     01/28/99
Class B Shares
 with Sales Charge(3,5)  (0.08)% 2.99%   4.51%    N/A     N/A
----------------------------------------------------------------------------
Class C Shares(4,5)       4.86%  3.74%   4.54%   5.00%   6.48%     02/24/00
Class C Shares
 with Sales Charge(4,5)   3.86%   N/A     N/A     N/A     N/A
----------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE JULY 31, 1984.

1 CLASS I SHARES RETURNS REFLECT THE PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND, WHICH COMMENCED OPERATIONS ON JULY 31, 1984.

2 CLASS A SHARES RETURNS PRIOR TO JUNE 22, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS B SHARES RETURNS PRIOR TO JUNE 22, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD JUNE 22, 1998 TO JANUARY 28, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 CLASS C SHARES RETURNS PRIOR TO JUNE 22, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD JUNE 22, 1998 TO JANUARY 28, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 28, 1999 TO FEBRUARY 24, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

5 THE PERFORMANCE HISTORY FOR EACH CLASS INCLUDES PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND WHICH COMMENCED OPERATIONS ON JULY 31, 1984. WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

7 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


24  MAY 31, 2002

                                                             TAX FREE BOND FUNDS
                                       ARMADA OHIO TAX EXEMPT BOND FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ended May 31, 2002, the Armada Ohio Tax Exempt Bond Fund posted a total return of 4.66%2 (-0.34%2 including sales charge) for Class B investors and 5.81% for Class I investors. In comparison, the Lehman 7 Year Municipal Bond Index returned 6.42%.

FACTORS AFFECTING PERFORMANCE
The State of Ohio has boosted its funding of elementary and secondary education over the past five years due to ongoing litigation. As a result, the Fund's performance was positively affected by our decision to focus on school district bond issues. In addition, the Fund was helped by the decision to shorten its maturity in early 2002 and lengthen in March/April.

We also purchased higher coupon municipal bonds to satisfy our objective of providing current tax exempt income to shareholders. In a rising interest rate environment, these bonds are more defensive and produce a better total return than lower coupon-paying bonds. However, in a declining interest rate environment high coupon bonds, particularly those that are "callable" or redeemable at the option of the issuer, produce lower total returns because investors expect that these bonds will be retired early, causing them to reinvest at lower yields. The portfolio management team, however, carefully manages the calls/maturities of the Fund's holdings to lessen their effect on Fund performance.

CURRENT STRATEGY AND OUTLOOK
Although its economy is more diversified today than its "rust belt" reputation from the 1970s and early 1980s, the State of Ohio is still facing a budget crunch due to a shortfall in sales and income taxes, brought about by last year's economic recession. Part of the shortfall has been covered by the national tobacco industry settlement. In addition, Ohio has instilled a 31-cent per pack cigarette tax to ease the budget shortfall. As a result, our current strategy is to continue to invest in the highest quality revenue bonds as well as general obligation bonds, which are backed by the full taxing power of a state or city.


GROWTH OF A $10,000 INVESTMENT(6,7)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

              Armada Ohio Tax Exempt Bond        Armada Ohio Tax Exempt Bond            Lehman 7 Year
              Fund (Class I Shares)              Fund (Class B Shares)(2,5)             Municipal Bond Index
5/31/92       $10,000                            $10,000                                $10,000
1993          $10,996                            $11,026                                $11,048
1994          $11,247                            $11,278                                $11,411
1995          $11,990                            $12,027                                $12,343
1996          $12,513                            $12,551                                $12,915
1997          $13,310                            $13,351                                $13,800
1998          $14,299                            $14,338                                $14,914
1999          $14,862                            $14,901                                $15,619
2000          $14,803                            $14,825                                $15,658
2001          $16,283                            $16,149                                $17,393
2002          $17,229                            $16,902                                $18,510


    ARMADA OHIO TAX EXEMPT BOND FUND
    Average Annual Total Returns, as of 5/31/02(7)

-----------------------------------------------------------------------------
                                                                     DATE
                                                          SINCE       OF
                         1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION+ INCEPTION

Class I Shares            5.81%  5.05%   5.30%   5.59%     5.64%     01/05/90
-----------------------------------------------------------------------------
Class A Shares(1,5)       5.70%  4.91%   5.21%   5.58%     5.60%     04/15/91
Class A Shares
 with Sales Charge(1,5)   2.53%  3.85%   4.58%   5.26%     5.34%
-----------------------------------------------------------------------------
Class B Shares(2,5)       4.66%  4.29%   4.83%   5.39%     5.45%     12/04/01
Class B Shares
 with Sales Charge(2,5)  (0.34)% 3.05%   4.50%    N/A       N/A
-----------------------------------------------------------------------------
Class C Shares(3,5)       4.72%  4.31%   4.84%   5.39%     5.45%     06/23/00
Class C Shares
 with Sales Charge(3,5)   3.72%   N/A     N/A     N/A       N/A
-----------------------------------------------------------------------------
Class H Shares(4,5)       4.70%  4.30%   4.84%   5.39%     5.45%     04/01/02
Class H Shares
  with Sales Charge(4,5)  2.67%  3.96%   4.63%   5.29%     5.37%
-----------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE JANUARY 5, 1990.

1 CLASS A SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

2 CLASS B SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD APRIL 15, 1991 TO JUNE 23, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JUNE 23, 2000 TO DECEMBER 4, 2001 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

3 CLASS C SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD APRIL 15, 1991 TO JUNE 23, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 CLASS H SHARES RETURNS PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD APRIL 15, 1991 TO JUNE 23, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JUNE 23, 2000 TO APRIL 1, 2002 REFLECT THE PERFORMANCE OF THE FUND'S CLASS C SHARES.

5 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A, CLASS C AND CLASS H WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

7 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


                                                                 MAY 31, 2002 25

TAX FREE BOND FUNDS
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND OVERVIEW

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

PERFORMANCE
For the 12-month period ending May 31, 2002, the Armada Pennsylvania Municipal Bond Fund posted a total return of 5.36% (2.21% including sales charge) for Class A investors and 5.57% for Class I investors. In comparison, the Lehman 7 Year Municipal Bond Index returned 6.42%.

FACTORS AFFECTING PERFORMANCE
Because of its diversified economy, "rainy day" reserves and a strong balance sheet, the Commonwealth of Pennsylvania has weathered the recent recession quite well. The Fund benefited from focusing on high-quality securities such as school district bonds and debt issued by colleges and universities, many of which are backed by the State.

The Fund was helped by our strategy of focusing on high coupon bonds since the main objective is to provide a high level of tax exempt income to our shareholders. High coupon bonds also tend to provide a better total return than low coupon bonds in a period of rising interest rates. In addition, the strategy of investing in bonds that give the borrower the right to call debt prior to maturity worked well. In a rising rate environment, these so-called callable bonds will not decline in price as much as those that are presumed held to maturity. However, in a declining interest rate environment such as 2001, callable bonds typically produce lower total returns because their prices do not increase as much as similar bonds without a call feature.

CURRENT STRATEGY AND OUTLOOK
While we expect a moderately rising interest rate environment to continue throughout 2002, that may not be the case in the event of another economic slowdown. In a declining rate environment, holding high coupon bonds can generate strong income but lower total return. However, we think that's often a good trade-off. While distribution income is tax free, total return, which includes appreciation in bond prices, is often taxable, which most investors in municipal bond funds seek to avoid. Indeed, our motto is "it's not what you make, it's what you get to keep that really matters."



GROWTH OF A $10,000 INVESTMENT(5,6)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

                 Armada Pennsylvania Municipal              Armada Pennsylvania Municipal              Lehman 7 Year
                 Bond Fund (Class I Shares)(1,4)            Bond Fund (Class A Shares)(2,4)            Municipal Index
8/10/94          $10,000                                    $ 9,700                                    $10,000
1995             $10,518                                    $10,203                                    $10,685
1996             $10,858                                    $10,532                                    $11,181
1997             $11,532                                    $11,178                                    $11,946
1998             $12,334                                    $11,942                                    $12,910
1999             $12,853                                    $12,445                                    $13,521
2000             $12,845                                    $12,439                                    $13,555
2001             $14,084                                    $13,623                                    $15,057
2002             $14,868                                    $14,353                                    $16,023



    ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
    Average Annual Total Returns, as of 5/31/02(6)

-----------------------------------------------------------------------
                                                                DATE
                                                    SINCE        OF
                      1 YEAR   3 YEARS   5 YEARS   INCEPTION+  INCEPTION
Class I Shares(1,4)     5.57%    4.98%     5.21%     5.21%     08/10/94
-----------------------------------------------------------------------
Class A Shares(2,4)     5.36%    4.87%     5.13%     5.15%     09/11/96
Class A Shares
 with Sales Charge(2,4) 2.21%    3.82%     4.48%     4.74%
-----------------------------------------------------------------------
Class C Shares(3,4)     4.46%    2.87%     3.92%     4.37%     02/24/00
Class C Shares
 with Sales Charge(3,4) 3.46%     N/A       N/A       N/A
-----------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+  SINCE AUGUST 10, 1994.

1 CLASS I SHARES RETURNS INCLUDES THE PERFORMANCE OF A PREDECESSOR FUND THROUGH SEPTEMBER 6, 1996.

2 CLASS A SHARES RETURNS PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS C SHARES RETURNS PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO FEBRUARY 24, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 THE PERFORMANCE HISTORY FOR EACH CLASS INCLUDES PERFORMANCE OF A PREDECESSOR FUND WHICH COMMENCED OPERATIONS ON AUGUST 10, 1994, WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS A SHARES ONLY. CLASS A PERFORMANCE REFLECTS APPLICABLE FRONT-END SALES CHARGE. THE PERFORMANCE OF CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN CLASS C.

6 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FOR MORE INFORMATION REGARDING PERFORMANCE, THE APPLICABLE SALES CHARGES, AND INDICES PLEASE REFER TO PAGES 27-28.


26  MAY 31, 2002

                                       ADDITIONAL ARMADA PERFORMANCE INFORMATION


The following information is helpful for a complete understanding of the performance figures presented within this report.

The return and principal value of an investment will fluctuate. When redeemed, shares may be worth more or less than their original cost.

Certain sales charges are associated with the purchase of Class A, B, C and H Shares. Based on a $10,000 purchase, the following sales charges were in effect as of May 31, 2002 and were used to calculate performance for the respective share classes of each fund.

o Each of the equity funds have a front-end sales charge of 5.50% for Class A Shares except the Equity Index Fund which has a 3.75% front-end sales charge.

o There is a 4.75% front-end sales charge for Class A Shares for the following funds: Aggressive Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Bond Fund, GNMA Fund, Intermediate Bond Fund, Total Return Advantage Fund, U.S. Government Income Fund, Michigan Municipal Bond Fund and the National Tax Exempt Bond Fund.

o The Limited Maturity Bond Fund has a 2.75% front-end sales charge for Class A Shares.

o The Ohio Tax Exempt Bond Fund and the Pennsylvania Municipal Bond Fund have a front-end sales charge of 3.00% for Class A Shares.

o All Class B Shares have a maximum deferred sales charge of 5.00%. This charge declines from 5.00% in the first year to 0.00% after five years, as outlined in the prospectus.

o All Class C Shares have a maximum deferred sales charge of 1.00%. This charge is applied on redemptions of shares that are held for less than 18 months.

o All Class H Shares have a 1.00% front end sales charge and a maximum deferred sales charge of 1.00%. This charge is applied on redemptions of shares that are held for less than 18 months.

Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation. Certain account level charges may apply.



DESCRIPTION OF INDICES:

THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX is a blend of 75% S&P 500 Composite Stock Price Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX is a blend of 35% S&P 500 Composite Stock Price Index and 65% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

THE LEHMAN GNMA INDEX tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.

THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index which is representative of intermediate-term bonds.

THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

THE LEHMAN U.S. AGGREGATE BOND INDEX is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least 1 year.

THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon



                                                                 MAY 31, 2002 27

ADDITIONAL ARMADA PERFORMANCE INFORMATION


investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI
EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.

THE RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

THE RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

THE RUSSELL 2000 GROWTH INDEX is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

THE RUSSELL 2000 VALUE INDEX is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

THE RUSSELL MID CAP GROWTH INDEX measures the performance of those companies in the Russell Mid Cap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Mid Cap Index measures the performance of the 800 smallest U.S. companies among the largest 1000 U.S. companies based on market capitalization.

THE S&P 500/BARRA GROWTH INDEX is comprised of securities in the S&P 500 Composite Stock Price Index that have a higher than average price-to-book ratio.

THE S&P 500/BARRA VALUE INDEX is comprised of securities in the S&P 500 Composite Stock Price Index that have a lower than median market capitalization weighted price-to-book ratio.

THE S&P 500 COMPOSITE STOCK PRICE INDEX is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

"S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The product is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the product.

You cannot invest in an index. An index does not reflect any management fees, transaction costs or expenses. For more information, please see a current fund prospectus or your financial adviser.





28  MAY 31, 2002

                                                          NOTICE TO SHAREHOLDERS
                                                                    ARMADA FUNDS

The information set forth below is for each fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2003. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended May 31, 2002, each Fund designated long term capital gains and tax exempt income with regard to distributions paid during the year as follows:

                                                (A)            (B)           (C)           (D)           (E)           (F)
                                             LONG TERM      QUALIFIED     ORDINARY
                                           CAPITAL GAINS   5-YEAR GAIN     INCOME      TAX EXEMPT       TOTAL
                                           DISTRIBUTIONS  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTION   QUALIFYING
FUND                                        (TAX BASIS)    (TAX BASIS)   (TAX BASIS)   (TAX BASIS)   (TAX BASIS)  DIVIDENDS(1)
----                                       -------------  ------------- ------------- ------------- ------------ --------------
Core Equity Fund                               86.07%          0.00%        13.93%        0.00%        100.00%       100.00%
Equity Growth Fund                             99.15%          0.00%         0.85%        0.00%        100.00%       100.00%
Equity Index Fund                               0.00%          0.00%       100.00%        0.00%        100.00%       100.00%
International Equity Fund                       0.00%          0.00%       100.00%        0.00%        100.00%         0.00%
Large Cap Ultra Fund                            0.00%          0.00%         0.00%        0.00%          0.00%         0.00%
Large Cap Value Fund                           58.20%         10.89%        30.91%        0.00%        100.00%       100.00%
Mid Cap Growth Fund                             0.00%          0.00%         0.00%        0.00%          0.00%         0.00%
Small Cap Growth Fund                           0.00%          0.00%         0.00%        0.00%          0.00%         0.00%
Small Cap Value Fund                           42.71%          0.00%        57.29%        0.00%        100.00%        32.42%
Tax Managed Equity Fund                         9.73%          0.00%        90.27%        0.00%        100.00%       100.00%
Aggressive Allocation Fund                      0.00%          0.00%       100.00%        0.00%        100.00%        68.10%
Balanced Allocation Fund                        0.00%          0.00%       100.00%        0.00%        100.00%        29.03%
Conservative Allocation Fund                    0.00%          0.00%       100.00%        0.00%        100.00%        42.39%
Bond Fund                                       0.00%          0.00%       100.00%        0.00%        100.00%         0.00%
GNMA Fund                                       0.00%          0.00%       100.00%        0.00%        100.00%         0.00%
Intermediate Bond Fund                          0.00%          0.00%       100.00%        0.00%        100.00%         0.00%
Limited Maturity Bond Fund                      0.00%          0.00%       100.00%        0.00%        100.00%         0.00%
Total Return Advantage Fund                     0.66%          0.00%        99.34%        0.00%        100.00%         0.00%
U.S. Government Income Fund                     0.00%          0.00%       100.00%        0.00%        100.00%         0.00%
Michigan Municipal Bond Fund                    1.21%          1.69%         0.00%       97.10%        100.00%         0.00%
National Tax Exempt Bond Fund                   0.00%          0.00%         0.35%       99.65%        100.00%         0.00%
Ohio Tax Exempt Bond Fund                       0.00%          0.00%         0.26%       99.74%        100.00%         0.00%
Pennsylvania Municipal Bond Fund                0.00%          0.00%         0.78%       99.22%        100.00%         0.00%


Foreign taxes accrued during the fiscal year ended May 31, 2002 amounted to $1,183,188 for the International Equity Fund and are expected to be passed through to shareholders as foreign tax credits on Form 1099-Dividend for the year ended December 31, 2002. In addition for the year ended May 31, 2002, gross income derived from sources within foreign countries amounted to $84,125,186 for the International Equity Fund.

ITEMS (A), (B), (C), (D) AND (E) ARE BASED ON A PERCENTAGE OF THE FUND'S TOTAL DISTRIBUTION.
ITEM (F) IS BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS
OF THE FUND.
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE
CORPORATE DIVIDENDS RECEIVED DEDUCTION.


                                                                 MAY 31, 2002 29

TRUSTEES AND OFFICERS OF THE TRUST


------------------------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL                    NUMBER OF PORTFOLIOS
                                                 LENGTH                     OCCUPATION(S)                 IN THE ARMADA FUNDS/
                                POSITION(S)      OF TIME                DURING PAST 5 YEARS/                   THE ARMADA
NAME, ADDRESS                  HELD WITH THE     SERVED                  OTHER DIRECTORSHIPS                    ADVANTAGE
AGE                                TRUST         (YRS.)*                HELD BY BOARD MEMBER                  FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Neary              Chairman of the      6           Retired Co-Chairman of Ernst & Young,                35
32980 Creekside Drive           Board and                     April 1984 to September 1993; Director,
Pepper Pike, OH44124             Trustee                      Cold Metal Products, Inc., since March
68                                                            1994; Director, Strategic Distribution,
                                                              Inc., since January 1999; Director,
                                                              Commercial Metals Company since March
                                                              2001. Chairman of the Board and Trustee,
                                                              The Armada Advantage Fund, since August
                                                              1998.
------------------------------------------------------------------------------------------------------------------------------------
John F. Durkott                  Trustee          9           President and Chief Operating Officer,              35
c/o Kittle's Home                                             Kittle's Home Furnishings Center, Inc.,
Furnishings Center, Inc.                                      since January 1982; partner, Kittle's
8600 Allisonville Road                                        Bloomington Properties LLC, since
Indianapolis, IN 46250                                        January 1981; partner, KK&D LLC, since
57                                                            January 1989; partner, KK&D II LLC
                                                              (affiliated real estate companies of
                                                              Kittle's Home Furnishings Center, Inc.),
                                                              since February 1998. Trustee, The Armada
                                                              Advantage Fund, since August 1998.
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Farling                Trustee          4           Retired Chairman, President and Chief               35
1608 Balmoral Way                                             Executive Officer, Centerior Energy
Westlake, OH 44145                                            (electric utility), March 1992 to
65                                                            October 1997; Director, National City
                                                              Bank until October 1997; Director,
                                                              Republic Engineered Steels, October 1997
                                                              to September 1998. Trustee, The Armada
                                                              Advantage Fund, since August 1998.
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Furst                 Trustee         11           Garvice D. Kincaid, Professor of Finance           35
2133 Rothbury Road                                            and Dean, Gatton College of Business and
Lexington, KY 40515                                           Economics, University of Kentucky, since
63                                                            1981; Trustee, The Armada Advantage
                                                              Fund, since August 1998.
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Gherlein               Trustee         4            Retired; formerly, Executive                       35
3679 Greenwood Drive                                          Vice-President and General Counsel,
Pepper Pike, OH 44124                                         Eaton Corporation (global
64                                                            manufacturing), from 1991 to March 2000.
                                                              Trustee, The Armada Advantage Fund,
                                                              since August 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. William Pullen                Trustee         9            President and Chief Executive Officer,             35
Whayne Supply Company                                         Whayne Supply Co. (engine and heavy
1400 Cecil Avenue                                             equipment distribution), since 1986;
P.O. Box 35900                                                Trustee, The Armada Advantage Fund,
Louisville, KY 40232                                          since August 1998.
63



30  MAY 31, 2002

                                                                                                  TRUSTEES AND OFFICERS OF THE TRUST


------------------------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL                    NUMBER OF PORTFOLIOS
                                                 LENGTH                     OCCUPATION(S)                 IN THE ARMADA FUNDS/
                                POSITION(S)      OF TIME                DURING PAST 5 YEARS/                   THE ARMADA
NAME, ADDRESS                  HELD WITH THE     SERVED                  OTHER DIRECTORSHIPS                    ADVANTAGE
AGE                                TRUST         (YRS.)*                HELD BY BOARD MEMBER                  FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Herbert R. Martens, Jr.**      President and      4         Executive Vice President, National City                35
c/o NatCity Investments, Inc.     Trustee                   Corporation (bank holding company),
1965 East Sixth Street                                      since July 1997; Chairman, President and
Suite 800                                                   Chief Executive Officer, NatCity
Cleveland, OH 44114                                         Investments, Inc. (investment banking),
49                                                          since July 1995; President and Chief
                                                            Executive Officer, Raffensberger, Hughes
                                                            & Co. (broker-dealer), from 1993 until
                                                            1995; President, Reserve Capital Group,
                                                            from 1990 until 1993. President and
                                                            Trustee, The Armada Advantage Fund,
                                                            since August 1998.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
W. Bruce McConnel, III           Secretary        16       Partner, Drinker Biddle & Reath LLP,                    N/A
One Logan Square                                           Philadelphia, PA (law firm).
18th and Cherry Streets
Philadelphia, PA 19103
59
------------------------------------------------------------------------------------------------------------------------------------
Christopher F. Salfi             Treasurer       Less      Director of Funds Accounting, SEI                       N/A
530 E. Swedesford Road                          than 1     Investments, since January 1998; Fund
Wayne, PA 19087                                            Accounting Manager, SEI Investments,
38                                                         1994 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto            Assistant Treasurer   2        Vice President and Assistant Secretary,                 N/A
One Freedom Valley Drive                                   SEI Investments Mutual Funds Services
Oaks, PA 19456                                             and SEI Investments Distribution Co.,
34                                                         since 1999; Associate Dechert Price &
                                                           Rhoads (law firm), 1997 to 1999;
                                                           Associate, Richter, Miller & Finn (law
                                                           firm), 1994 to 1997.
------------------------------------------------------------------------------------------------------------------------------------

 * Trustee or Officer of the Trust until such time as his successor is duly elected and appointed.

** Trustee who is deemed to be an "interested person" of the Trust as defined in the 1940 Act is referred to as an "Interested Trustee." Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of National City Corporation ("NCC"), the indirect parent corporation to the Adviser, which receives fees as investment adviser to the Trust, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.

For more information regarding the Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-622-FUND (3863).


                                                                 MAY 31, 2002 31

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of Armada Funds



We have audited the accompanying statements of net assets of the Armada Core Equity Fund, Armada Equity Growth Fund, Armada Equity Index Fund, Armada International Equity Fund, Armada Large Cap Ultra Fund, Armada Large Cap Value Fund, Armada Mid Cap Growth Fund, Armada Small Cap Growth Fund, Armada Small Cap Value Fund, Armada Tax Managed Equity Fund, Armada Aggressive Allocation Fund, Armada Balanced Allocation Fund, Armada Conservative Allocation Fund, Armada Bond Fund, Armada GNMA Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Total Return Advantage Fund, Armada U.S. Government Income Fund, Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, Armada Pennsylvania Municipal Bond Fund (the "Funds") (each a portfolio of the Armada Funds) as of May 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the periods indicated therein. We have also audited the financial highlights for each of the periods indicated therein for the Armada Core Equity Fund, Armada Equity Growth Fund, Armada Equity Index Fund, Armada International Equity Fund, Armada Large Cap Value Fund, Armada Small Cap Growth Fund, Armada Small Cap Value Fund, Armada Tax Managed Equity Fund, Armada Aggressive Allocation Fund, Armada Balanced Allocation Fund, Armada Conservative Allocation Fund, Armada GNMA Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Total Return Advantage Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund and Armada Pennsylvania Municipal Bond Fund and for each of the three years in the period ended May 31, 2002 for the Armada Large Cap Ultra Fund, Armada Mid Cap Growth Fund, Armada Bond Fund, Armada U.S. Government Income Fund and Armada Michigan Municipal Bond Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through May 31, 1999 for the Armada Large Cap Ultra Fund, Armada Mid Cap Growth Fund, Armada Bond Fund, Armada U.S. Government Income Fund and Armada Michigan Municipal Bond Fund were audited by other auditors whose report dated July 22, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at May 31, 2002, the results of their operations for the year then ended, and the changes in their net assets for each of the periods indicated therein, and for the Armada Core Equity Fund, Armada Equity Growth Fund, Armada Equity Index Fund, Armada International Equity Fund, Armada Large Cap Value Fund, Armada Small Cap Growth Fund, Armada Small Cap Value Fund, Armada Tax Managed Equity Fund, Armada Aggressive Allocation Fund, Armada Balanced Allocation Fund, Armada Conservative Allocation Fund, Armada GNMA Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Total Return Advantage Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund and Armada Pennsylvania Municipal Bond Fund, the financial highlights for each of the periods indicated therein, and for the Armada Large Cap Ultra Fund, Armada Mid Cap Growth Fund, Armada Bond Fund, Armada U.S. Government Income Fund and Armada Michigan Municipal Bond Fund, the financial highlights for each of the three years in the period ended May 31, 2002 in conformity with accounting principles generally accepted in the United States.



/S/ SIGNATURE
ERNST & YOUNG LLP

Philadelphia, Pennsylvania

July 11, 2002





32  MAY 31, 2002

                                                            FINANCIAL HIGHLIGHTS
                                                                    EQUITY FUNDS
SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD INCOME/(LOSS)  ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $12.27    $ 0.05(1)      $(1.15)        $(0.04)   $(0.26)        $10.87       (8.99)% $ 141,177     0.97%
2001          14.88      0.02          (0.71)         (0.00)    (1.92)         12.27       (5.63)    126,203     0.99
2000          13.75      0.02           1.65          (0.01)    (0.53)         14.88       12.31     141,207     1.00
1999          11.35     (0.02)(1)       2.94          (0.01)    (0.51)         13.75       26.08     145,603     0.98
1998(2)       10.00      0.05           1.35          (0.05)    (0.00)         11.35       14.03     110,504     0.89

CLASS A
2002         $12.16    $ 0.02(1)      $(1.13)        $(0.02)   $(0.26)        $10.77       (9.19)% $   3,313     1.22%
2001          14.80     (0.02)         (0.70)         (0.00)    (1.92)         12.16       (5.91)      3,987     1.24
2000          13.71     (0.00)          1.62          (0.00)    (0.53)         14.80       11.98       4,146     1.25
1999          11.34     (0.05)(1)       2.93          (0.00)    (0.51)         13.71       25.78       1,731     1.23
1998(2)       10.00      0.04           1.34          (0.04)    (0.00)         11.34       13.85         408     1.14

CLASS B
2002         $11.91    $(0.05)(1)     $(1.12)        $(0.00)   $(0.26)        $10.48       (9.87)% $   2,013     1.93%
2001          14.62     (0.06)         (0.73)         (0.00)    (1.92)         11.91       (6.49)      2,052     1.94
2000          13.63     (0.07)          1.59          (0.00)    (0.53)         14.62       11.31       1,840     1.96
1999          11.33     (0.16)(1)       2.97          (0.00)    (0.51)         13.63       25.17       1,106     1.94
1998(2)       10.25     (0.00)          1.08          (0.00)    (0.00)         11.33       10.54           2     1.83

CLASS C
2002         $11.92    $(0.04)(1)     $(1.14)        $(0.00)   $(0.26)        $10.48       (9.94)% $     499     1.93%
2001          14.63     (0.06)         (0.73)         (0.00)    (1.92)         11.92       (6.48)         50     1.94
2000(2)       14.55     (0.05)          0.13          (0.00)    (0.00)         14.63        0.55           2     1.96

CLASS H
2002(2)      $10.68    $ 0.00(1)      $(0.19)        $(0.00)   $(0.00)        $10.49       (1.78)% $       7     1.94%

--------------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $24.36    $ 0.01(1)      $(4.62)        $(0.00)   $(0.21)        $19.54      (19.03)% $ 699,863     0.92%
2001          28.89     (0.01)(1)      (3.40)         (0.00)    (1.12)         24.36      (12.26)    965,165     0.93
2000          24.61      0.00(1)        4.55          (0.01)    (0.26)         28.89       18.49   1,251,015     0.90
1999          21.35     (0.03)(1)       4.28          (0.00)    (0.99)         24.61       20.16   1,262,154     0.92
1998          18.63     (0.00)          5.00          (0.01)    (2.27)         21.35       28.65     352,413     0.98

CLASS A
2002         $24.17    $(0.04)(1)     $(4.58)        $(0.00)   $(0.21)        $19.34      (19.23)% $ 103,258     1.17%
2001          28.76     (0.07)(1)      (3.40)         (0.00)    (1.12)         24.17      (12.53)    139,717     1.18
2000          24.55     (0.06)(1)       4.53          (0.00)    (0.26)         28.76       18.22     180,000     1.15
1999          21.35     (0.09)(1)       4.28          (0.00)    (0.99)         24.55       19.88     156,356     1.17
1998          18.67     (0.04)          4.99          (0.00)    (2.27)         21.35       28.32      12,380     1.23

CLASS B
2002         $23.67    $(0.19)(1)     $(4.46)        $(0.00)   $(0.21)        $18.81      (19.77)% $   2,972     1.88%
2001          28.37     (0.26)(1)      (3.32)         (0.00)    (1.12)         23.67      (13.10)      3,770     1.88
2000          24.33     (0.26)(1)       4.56          (0.00)    (0.26)         28.37       17.68       3,713     1.86
1999          21.28     (0.27)(1)       4.31          (0.00)    (0.99)         24.33       19.22       1,400     1.88
1998(3)       19.44     (0.24)          2.08          (0.00)    (0.00)         21.28        9.47          24     1.92

CLASS C
2002         $23.69    $(0.19)(1)     $(4.47)        $(0.00)   $(0.21)        $18.82      (19.79)% $     654     1.88%
2001          28.38     (0.26)(1)      (3.31)         (0.00)    (1.12)         23.69      (13.06)        436     1.88
2000(3)       28.04     (0.08)(1)       0.42          (0.00)    (0.00)         28.38        1.21         263     1.86

CLASS H
2002(3)      $19.74    $(0.06)(1)     $(0.86)        $(0.00)   $(0.00)        $18.82       (4.66)% $      25     1.88%



                           RATIO      RATIO OF NET
           RATIO OF NET OF EXPENSES INVESTMENT INCOME/
            INVESTMENT   TO AVERAGE (LOSS) TO AVERAGE
           INCOME/(LOSS) NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE  (BEFORE FEE    (BEFORE FEE     TURNOVER
            NET ASSETS    WAIVERS)        WAIVERS)       RATE
-----------------------------------------------------------------
CORE EQUITY FUND
-----------------------------------------------------------------
CLASS I
2002           0.47 %      0.97%          0.47 %          112%
2001           0.08        1.04           0.03             34
2000           0.03        1.06          (0.03)            37
1999          (0.15)       0.98          (0.15)            43
1998(2)        0.61        1.06           0.44             60

CLASS A
2002           0.22 %      1.22%          0.22 %          112%
2001          (0.17)       1.29          (0.22)            34
2000          (0.22)       1.31          (0.28)            37
1999          (0.40)       1.23          (0.40)            43
1998(2)        0.14        1.30           0.04             60

CLASS B
2002          (0.49)%      1.93%         (0.49)%          112%
2001          (0.87)       1.94          (0.87)            34
2000          (0.93)       1.96          (0.93)            37
1999          (1.11)       1.94          (1.11)            43
1998(2)       (0.51)       2.00          (0.50)            60

CLASS C
2002          (0.49)%      1.93%         (0.49)%          112%
2001          (0.87)       1.94          (0.87)            34
2000(2)       (0.93)       1.96          (0.93)            37

CLASS H
2002(2)        0.11%       1.94%          0.11%           112%

-----------------------------------------------------------------
EQUITY GROWTH FUND
-----------------------------------------------------------------
CLASS I
2002           0.05 %      0.92%          0.05%            52%
2001          (0.03)       0.98          (0.08)            18
2000           0.01        0.96          (0.05)            25
1999          (0.11)       0.92          (0.11)            57
1998          (0.01)       0.98          (0.01)           260

CLASS A
2002          (0.20)%      1.17%         (0.20)%           52%
2001          (0.28)       1.23          (0.33)            18
2000          (0.24)       1.21          (0.30)            25
1999          (0.36)       1.17          (0.36)            57
1998          (0.26)       1.23          (0.26)           260

CLASS B
2002          (0.91)%      1.88%         (0.91)%           52%
2001          (0.98)       1.88          (0.98)            18
2000          (0.95)       1.86          (0.95)            25
1999          (1.07)       1.88          (1.07)            57
1998(3)       (0.92)       1.92          (0.92)           260

CLASS C
2002          (0.91)%      1.88%         (0.91)%           52%
2001          (0.98)       1.88          (0.98)            18
2000(3)       (0.95)       1.86          (0.95)            25

CLASS H
2002(3)       (0.93)%      1.88%         (0.93)%           52%


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

1  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

2 CORE EQUITY FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON AUGUST 1, 1997, AUGUST 1, 1997, JANUARY 6, 1998, JANUARY 20, 2000 AND MAY 1, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

3 EQUITY GROWTH FUND CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998, JANUARY 27, 2000 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 MAY 31, 2002 33

FINANCIAL HIGHLIGHTS
EQUITY FUNDS

SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD INCOME/(LOSS) ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $10.84    $ 0.11(1)      $(1.63)        $(0.11)      $(0.00)    $  9.21      (14.11)%  $311,120       0.33%
2001          12.25      0.11          (1.41)         (0.11)       (0.00)      10.84      (10.64)    332,015       0.36
2000          11.32      0.13           0.99          (0.13)       (0.06)      12.25        9.92     354,637       0.34
1999(2)       10.00      0.11           1.29          (0.08)       (0.00)      11.32       14.16     253,854       0.20

CLASS A
2002         $10.82    $ 0.08(1)      $(1.64)        $(0.08)      $(0.00)    $  9.18      (14.44)%  $  7,889       0.58%
2001          12.22      0.08          (1.40)         (0.08)       (0.00)      10.82      (10.82)      7,777       0.61
2000          11.29      0.09           1.01          (0.11)       (0.06)      12.22        9.70       8,253       0.59
1999(2)        9.09      0.07           2.18          (0.05)       (0.00)      11.29       24.83       3,892       0.36

CLASS B
2002         $10.79    $ 0.01(1)      $(1.64)        $(0.02)      $(0.00)    $  9.14      (15.16)%  $  1,470       1.33%
2001          12.20      0.01          (1.41)         (0.01)       (0.00)      10.79      (11.47)      1,080       1.36
2000(2)       12.04      0.01           0.17          (0.02)       (0.00)      12.20        1.46         524       1.34

CLASS C
2002         $10.79    $ 0.01(1)      $(1.64)        $(0.01)      $(0.00)    $  9.15      (15.08)%  $    885       1.33%
2001          12.20      0.00          (1.40)         (0.01)       (0.00)      10.79      (11.51)        649       1.36
2000(2)       12.61      0.01          (0.41)         (0.01)       (0.00)      12.20       (3.17)        277       1.34

CLASS H
2002(2)      $ 9.51    $ 0.01(1)      $(0.37)        $(0.02)      $(0.00)    $  9.13       (3.83)%  $     57       1.27%

---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $10.89    $ 0.06(1)      $(1.16)        $(0.04)      $(0.00)    $  9.75      (10.09)%  $517,829       1.34%
2001          15.05      0.03(1)       (3.19)         (0.00)       (1.00)      10.89      (22.74)    607,113       1.45
2000          10.91      0.01           4.23          (0.03)       (0.07)      15.05       38.90     425,328       1.43
1999          10.86     (0.01)          0.11          (0.05)       (0.00)      10.91        0.95     199,205       1.43
1998(3)       10.00      0.08           0.79          (0.01)       (0.00)      10.86        8.76     135,942       1.09

CLASS A
2002         $10.81    $ 0.04(1)      $(1.16)        $(0.01)      $(0.00)    $  9.68      (10.35)%  $ 12,143       1.59%
2001          14.97     (0.01)(1)      (3.15)         (0.00)       (1.00)      10.81      (22.88)     15,390       1.70
2000          10.87     (0.03)          4.21          (0.01)       (0.07)      14.97       38.50       3,618       1.68
1999          10.82     (0.01)          0.10          (0.04)       (0.00)      10.87        0.84       1,127       1.68
1998(3)       10.00      0.04           0.79          (0.01)       (0.00)      10.82        8.28         276       1.39

CLASS B
2002         $10.62    $(0.04)(1)     $(1.12)        $(0.00)      $(0.00)    $  9.46      (10.92)%  $  3,209       2.30%
2001          14.83     (0.10)(1)      (3.11)         (0.00)       (1.00)      10.62      (23.47)      5,317       2.41
2000          10.83     (0.10)          4.17          (0.00)       (0.07)      14.83       37.61         623       2.39
1999          10.83     (0.07)          0.08          (0.01)       (0.00)      10.83        0.10          42       2.43
1998(3)        9.30      0.05           1.48          (0.00)       (0.00)      10.83       16.45           1       2.08

CLASS C
2002         $10.63    $(0.03)(1)     $(1.14)        $(0.00)      $(0.00)    $  9.46      (11.01)%  $    565       2.30%
2001          14.83     (0.10)(1)      (3.10)         (0.00)       (1.00)      10.63      (23.40)        364       2.41
2000(3)       15.37     (0.04)         (0.50)         (0.00)       (0.00)      14.83       (3.51)        165       2.39

CLASS H
2002(3)      $ 9.34    $ 0.04(1)      $ 0.08         $(0.00)      $(0.00)    $  9.46        1.28 %  $      6       2.14%




                           RATIO      RATIO OF NET
           RATIO OF NET OF EXPENSES INVESTMENT INCOME/
            INVESTMENT   TO AVERAGE (LOSS) TO AVERAGE
           INCOME/(LOSS) NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE  (BEFORE FEE    (BEFORE FEE     TURNOVER
            NET ASSETS    WAIVERS)        WAIVERS)       RATE
-----------------------------------------------------------------
EQUITY INDEX FUND
-----------------------------------------------------------------
CLASS I
2002           1.09 %      0.48%             0.94 %         4%
2001           0.94        0.61              0.69          15
2000           1.02        0.59              0.77          48
1999(2)        1.38        0.55              1.03           9

CLASS A
2002           0.84 %      0.73%             0.69 %         4%
2001           0.69        0.86              0.44          15
2000           0.77        0.84              0.52          48
1999(2)        1.22        0.71              0.87           9

CLASS B
2002           0.09 %      1.48%            (0.06)%         4%
2001          (0.06)       1.51             (0.21)         15
2000(2)        0.02        1.49             (0.13)         48

CLASS C
2002           0.09 %      1.48%            (0.06)%         4%
2001          (0.06)       1.51             (0.21)         15
2000(2)        0.02        1.49             (0.13)         48

CLASS H
2002(2)        0.21 %      1.42%             0.06 %         4%

-----------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------
CLASS I
2002           0.63 %      1.34%             0.63 %        63%
2001           0.21        1.50              0.16         161
2000           0.06        1.49              0.00         124
1999           0.12        1.43              0.12          78
1998(3)        1.19        1.24              1.04          28

CLASS A
2002           0.38 %      1.59%             0.38 %        63%
2001          (0.11)       1.75             (0.16)        161
2000          (0.19)       1.74             (0.25)        124
1999          (0.04)       1.68             (0.04)         78
1998(3)        1.49        1.47              1.41          28

CLASS B
2002          (0.33)%      2.30%            (0.33)%        63%
2001          (0.81)       2.41             (0.81)        161
2000          (0.90)       2.39             (0.90)        124
1999          (0.80)       2.43             (0.80)         78
1998(3)        0.59        2.14              0.53          28

CLASS C
2002          (0.33)%      2.30%            (0.33)%        63%
2001          (0.41)       2.41             (0.41)        161
2000(3)       (0.90)       2.39             (0.90)        124

CLASS H
2002(3)        3.04%       2.14%             3.04 %        63%



+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

1  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

2 EQUITY INDEX FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON JULY 10, 1998, OCTOBER 15, 1998, JANUARY 4, 2000, JANUARY 17, 2000 AND FEBRUARY 25, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

3 INTERNATIONAL EQUITY FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON AUGUST 1, 1997, AUGUST 1, 1997, JANUARY 6, 1998, JANUARY 5, 2000 AND APRIL 8, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

34  MAY 31, 2002

                                                            FINANCIAL HIGHLIGHTS
                                                                    EQUITY FUNDS
SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD INCOME/(LOSS) ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP ULTRA FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $12.69    $(0.03)(1)     $(3.25)        $(0.00)      $(0.00)     $ 9.41      (25.85)%  $123,218       1.00%
2001          20.09     (0.06)(1)      (4.75)         (0.00)       (2.59)      12.69      (26.18)    182,343       0.98
2000          19.81     (0.02)          5.08          (0.00)       (4.78)      20.09       27.25     278,697       1.05
1999          16.27     (0.06)          3.90          (0.00)       (0.30)      19.81       23.67     409,107       1.10
1998(2)       14.48     (0.03)          3.52          (0.03)(6)    (1.67)      16.27       26.18     358,221       1.10
1997(3)       11.25      0.03           3.31          (0.03)       (0.08)      14.48       29.81     338,388       1.12

CLASS A
2002         $12.45    $(0.06)(1)     $(3.18)        $(0.00)      $(0.00)     $ 9.21      (26.02)%  $  7,601       1.25%
2001          19.81     (0.10)(1)      (4.67)         (0.00)       (2.59)      12.45      (26.36)     13,114       1.22
2000          19.67     (0.06)          4.98          (0.00)       (4.78)      19.81       26.66      21,550       1.30
1999          16.19     (0.11)          3.89          (0.00)       (0.30)      19.67       23.42      24,513       1.35
1998(2)       14.44     (0.06)          3.51          (0.03)(6)    (1.67)      16.19       25.95      21,628       1.35
1997(3)       11.23     (0.00)          3.30          (0.01)       (0.08)      14.44       29.52      12,260       1.37

CLASS B
2002         $11.82    $(0.13)(1)     $(3.01)        $(0.00)      $(0.00)     $ 8.68      (26.57)%  $  5,452       1.96%
2001          19.08     (0.21)(1)      (4.46)         (0.00)       (2.59)      11.82      (26.88)     10,123       1.93
2000          19.21     (0.13)          4.78          (0.00)       (4.78)      19.08       25.81      15,770       2.05
1999          15.95     (0.23)          3.79          (0.00)       (0.30)      19.21       22.38      14,128       2.11
1998(2)       14.34     (0.12)          3.43          (0.03)(6)    (1.67)      15.95       25.12      10,169       2.09
1997(3)       11.22     (0.05)          3.25          (0.00)       (0.08)      14.34       28.62       4,130       2.12

CLASS C
2002         $11.89    $(0.12)(1)     $(3.03)        $(0.00)      $(0.00)     $ 8.74      (26.49)%  $    320       1.96%
2001(4)       20.22     (0.17)(1)      (5.57)         (0.00)       (2.59)      11.89      (30.66)        123       1.93

CLASS H
2002(4)      $ 9.41    $(0.01)(1)     $(0.66)        $(0.00)      $(0.00)     $ 8.74       (7.12)%  $     10       1.88%

---------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $17.39    $ 0.19(1)      $(0.88)        $(0.19)      $(0.68)     $15.83       (3.84)%  $743,804       0.92%
2001          16.03      0.25           1.71          (0.28)       (0.32)      17.39       12.67     700,811       0.97
2000          18.80      0.35          (1.85)         (0.36)       (0.91)      16.03       (7.95)    500,135       0.92
1999          17.53      0.30           1.50          (0.28)       (0.25)      18.80       10.62     548,361       0.93
1998          14.87      0.27           3.44          (0.32)       (0.73)      17.53       25.69     193,923       0.92

CLASS A
2002         $17.36    $ 0.15(1)      $(0.88)        $(0.15)      $(0.68)     $15.80       (4.10)%  $ 39,511       1.17%
2001          16.00      0.21           1.71          (0.24)       (0.32)      17.36       12.42      43,511       1.22
2000          18.79      0.30          (1.87)         (0.31)       (0.91)      16.00       (8.30)      9,070       1.17
1999          17.51      0.21           1.55          (0.23)       (0.25)      18.79       10.40      11,075       1.18
1998          14.86      0.26           3.41          (0.29)       (0.73)      17.51       25.41       2,151       1.17

CLASS B
2002         $17.29    $ 0.03(1)      $(0.88)        $(0.03)      $(0.68)     $15.73       (4.81)%  $  9,521       1.88%
2001          15.93      0.09           1.72          (0.13)       (0.32)      17.29       11.69      12,458       1.92
2000          18.69      0.19          (1.84)         (0.20)       (0.91)      15.93       (8.77)      1,357       1.88
1999          17.54      0.17           1.39          (0.16)       (0.25)      18.69        9.14         997       1.89
1998(5)       16.28      0.46           0.86          (0.06)       (0.00)      17.54        9.39           3       1.86

CLASS C
2002         $17.27    $ 0.04(1)      $(0.88)        $(0.05)      $(0.68)     $15.70       (4.77)%  $    341       1.88%
2001          15.93      0.09           1.72          (0.15)       (0.32)      17.27       11.67         187       1.93
2000(5)       15.27      0.08           0.63          (0.05)       (0.00)      15.93        4.65         105       1.88

CLASS H
2002(5)      $15.08    $ 0.02(1)      $ 0.61         $(0.02)      $(0.00)     $15.69        4.18%   $     17       1.84%




                          RATIO      RATIO OF NET
          RATIO OF NET OF EXPENSES INVESTMENT INCOME/
           INVESTMENT   TO AVERAGE (LOSS) TO AVERAGE
          INCOME/(LOSS) NET ASSETS     NET ASSETS     PORTFOLIO
           TO AVERAGE  (BEFORE FEE    (BEFORE FEE     TURNOVER
           NET ASSETS    WAIVERS)        WAIVERS)       RATE
----------------------------------------------------------------
LARGE CAP ULTRA FUND
----------------------------------------------------------------
CLASS I
2002         (0.28)%        1.00%         (0.28)%         50%
2001         (0.37)         1.03          (0.42)         102
2000         (0.36)         1.05          (0.36)          82
1999         (0.33)         1.10          (0.33)          51
1998(2)      (0.19)         1.10          (0.19)          25
1997(3)       0.19          1.12           0.19           48

CLASS A
2002         (0.53)%        1.25%         (0.53)%         50%
2001         (0.61)         1.27          (0.66)         102
2000         (0.61)         1.30          (0.61)          82
1999         (0.59)         1.35          (0.59)          51
1998(2)      (0.45)         1.35          (0.45)          25
1997(3)      (0.14)         1.37          (0.14)          48

CLASS B
2002         (1.24)%        1.96%         (1.24)%         50%
2001         (1.32)         1.93          (1.32          102
2000         (1.36)         2.05          (1.36)          82
1999         (1.34)         2.11          (1.34)          51
1998(2)      (1.21)         2.09          (1.21)          25
1997(3)      (0.88)         2.12          (0.88)          48

CLASS C
2002         (1.24)%        1.96%         (1.24)%         50%
2001(4)      (1.32)         1.93          (1.32)         102

CLASS H
2002(4)      (0.87)%        1.88%         (0.87)%         50%
----------------------------------------------------------------
LARGE CAP VALUE FUND
----------------------------------------------------------------
CLASS I
2002          1.15%         0.92%          1.15%          39%
2001          1.54          1.02           1.49           67
2000          2.07          0.98           2.01           40
1999          2.07          0.93           2.07           19
1998          1.80          0.92           1.80           18

CLASS A
2002          0.90%         1.17%          0.90%          39%
2001          1.29          1.27           1.24           67
2000          1.82          1.23           1.76           40
1999          1.82          1.18           1.82           19
1998          1.62          1.17           1.62           18

CLASS B
2002          0.19%         1.88%          0.19%          39%
2001          0.59          1.92           0.59           67
2000          1.11          1.88           1.11           40
1999          1.11          1.89           1.11           19
1998(5)       0.68          1.86           0.68           18

CLASS C
2002          0.19%         1.88%          0.19%          39%
2001          0.59          1.93           0.59           67
2000(5)       1.11          1.88           1.11           40

CLASS H
2002(5)       0.43%         1.84%          0.43%          39%


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

1  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

2 FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

3  FOR THE YEAR ENDED JUNE 30.

4 LARGE CAP ULTRA FUND CLASS C AND CLASS H COMMENCED OPERATIONS ON JUNE 15, 2000 AND APRIL 9, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

5 LARGE CAP VALUE FUND CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998, JANUARY 27, 2000 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

6 INCLUDES A TAX RETURN OF CAPITAL OF $(0.03), $(0.03) AND $(0.03) FOR CLASS I, CLASS A, AND CLASS B, RESPECTIVELY, OF THE LARGE CAP ULTRA FUND.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 MAY 31, 2002 35

FINANCIAL HIGHLIGHTS
EQUITY FUNDS

SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD INCOME/(LOSS) ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $ 8.08    $(0.06)(1)     $(1.53)        $(0.00)   $(0.00)       $  6.49      (19.68)%  $143,328       1.27%
2001          15.84     (0.08)(1)      (3.14)         (0.00)    (4.54)          8.08      (23.89)    195,291       1.26
2000          14.27     (0.12)(1)       6.34          (0.00)    (4.65)         15.84       51.90     281,161       1.29
1999          15.12     (0.14)          1.13          (0.00)    (1.84)         14.27        8.20     319,733       1.32
1998(2)       15.82     (0.11)          2.52          (0.00)    (3.11)         15.12       16.98     518,080       1.30
1997(3)       20.83     (0.13)          1.25          (0.00)    (6.13)         15.82        5.58     544,082       1.31

CLASS A
2002         $ 7.80    $(0.08)(1)     $(1.46)        $(0.00)   $(0.00)       $  6.26      (19.74)%  $ 19,943       1.52%
2001          15.53     (0.10)(1)      (3.09)         (0.00)    (4.54)          7.80      (24.23)     28,107       1.50
2000          14.10     (0.15)(1)       6.23          (0.00)    (4.65)         15.53       51.48      46,183       1.54
1999          14.98     (0.19)          1.15          (0.00)    (1.84)         14.10        8.08      50,605       1.57
1998(2)       15.72     (0.14)          2.51          (0.00)    (3.11)         14.98       16.84      90,183       1.55
1997(3)       20.71     (0.16)          1.30          (0.00)    (6.13)         15.72        5.78      80,634       1.56

CLASS B
2002         $ 6.55    $(0.11)(1)     $(1.23)        $(0.00)   $(0.00)       $  5.21      (20.46)%  $  6,899       2.23%
2001          13.95     (0.16)(1)      (2.70)         (0.00)    (4.54)          6.55      (24.69)     11,339       2.21
2000          13.14     (0.24)(1)       5.70          (0.00)    (4.65)         13.95       50.40      18,584       2.29
1999          14.20     (0.28)          1.06          (0.00)    (1.84)         13.14        7.19      16,629       2.32
1998(2)       15.12     (0.23)          2.42          (0.00)    (3.11)         14.20       16.27      23,780       2.30
1997(3)       20.28     (0.24)          1.21          (0.00)    (6.13)         15.12        4.94      21,994       2.31

CLASS C
2002         $ 6.64    $(0.11)(1)     $(1.24)        $(0.00)   $(0.00)       $  5.29      (20.33)%  $    240       2.23%
2001(4)       15.11     (0.12)(1)      (3.81)         (0.00)    (4.54)          6.64      (29.86)        142       2.21

--------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $11.56    $(0.09)(1)     $(2.29)        $(0.00)   $(0.00)       $  9.18      (20.59)%  $268,485       1.24%
2001          14.91     (0.06)(1)      (1.93)         (0.00)    (1.36)         11.56      (14.72)    304,754       1.27
2000          10.14     (0.04)(1)       4.81          (0.00)    (0.00)         14.91       47.04     157,306       1.23
1999          11.69     (0.03)(1)      (1.41)         (0.00)    (0.11)         10.14      (12.36)     80,145       1.27
1998(5)       10.00      0.01           1.72          (0.01)    (0.03)         11.69       17.35      54,476       0.98

CLASS A
2002         $11.44    $(0.12)(1)     $(2.25)        $(0.00)   $(0.00)       $  9.07      (20.72)%  $ 21,941       1.49%
2001          14.81     (0.09)(1)      (1.92)         (0.00)    (1.36)         11.44      (14.97)     31,327       1.52
2000          10.11     (0.07)(1)       4.77          (0.00)    (0.00)         14.81       46.49       2,710       1.48
1999          11.68     (0.05)(1)      (1.41)         (0.00)    (0.11)         10.11      (12.54)      1,089       1.51
1998(5)       10.00      0.01           1.71          (0.01)    (0.03)         11.68       17.18         331       1.23

CLASS B
2002         $11.16    $(0.18)(1)     $(2.19)        $(0.00)   $(0.00)       $  8.79      (21.24)%  $  8,055       2.20%
2001          14.58     (0.18)(1)      (1.88)         (0.00)    (1.36)         11.16      (15.59)     13,010       2.22
2000          10.01     (0.17)(1)       4.74          (0.00)    (0.00)         14.58       45.65         372       2.19
1999          11.66     (0.10)(1)      (1.44)         (0.00)    (0.11)         10.01      (13.26)        139       2.23
1998(5)       10.64     (0.01)          1.03          (0.00)    (0.00)         11.66        9.59           1       1.92

CLASS C
2002         $11.19    $(0.18)(1)     $(2.20)        $(0.00)   $(0.00)       $  8.81      (21.27)%  $    476       2.20%
2001          14.57     (0.18)(1)      (1.84)         (0.00)    (1.36)         11.19      (15.32)        374       2.22
2000(5)       16.20     (0.07)(1)      (1.56)         (0.00)    (0.00)         14.57      (10.06)         77       2.19

CLASS H
2002(5)     $  9.51    $(0.03)(1)     $(0.67)        $(0.00)   $(0.00)       $  8.81       (7.36)%  $      7       2.19%


                           RATIO      RATIO OF NET
           RATIO OF NET OF EXPENSES INVESTMENT INCOME/
            INVESTMENT   TO AVERAGE (LOSS) TO AVERAGE
           INCOME/(LOSS) NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE  (BEFORE FEE    (BEFORE FEE     TURNOVER
            NET ASSETS    WAIVERS)        WAIVERS)       RATE
-----------------------------------------------------------------
MID CAP GROWTH FUND
-----------------------------------------------------------------
CLASS I
2002          (0.92)%      1.27%            (0.92)%         68%
2001          (0.64)       1.31             (0.69)         191
2000          (0.75)       1.29             (0.75)         110
1999          (0.75)       1.32             (0.75)         100
1998(2)       (0.77)       1.30             (0.77)          38
1997(3)       (0.80)       1.31             (0.80)          38

CLASS A
2002          (1.17)%      1.52%            (1.17)%         68%
2001          (0.88)       1.55             (0.93)         191
2000          (1.00)       1.54             (1.00)         110
1999          (1.00)       1.57             (1.00)         100
1998(2)       (1.02)       1.55             (1.02)          38
1997(3)       (1.05)       1.56             (1.05)          38

CLASS B
2002          (1.88)%      2.23%            (1.88)%         68%
2001          (1.59)       2.21             (1.59)         191
2000          (1.75)       2.29             (1.75)         110
1999          (1.75)       2.32             (1.75)         100
1998(2)       (1.77)       2.30             (1.77)          38
1997(3)       (1.80)       2.31             (1.80)          38

CLASS C
2002          (1.88)%      2.23%            (1.88)%         68%
2001(4)       (1.59)       2.21             (1.59)         191

-----------------------------------------------------------------
SMALL CAP GROWTH FUND
-----------------------------------------------------------------
CLASS I
2002          (0.88)%      1.24%            (0.88)%        122%
2001          (0.44)       1.32             (0.49)         174
2000          (0.28)       1.29             (0.34)         155
1999          (0.27)       1.27             (0.27)         159
1998(5)        0.14        1.09              0.03           31

CLASS A
2002          (1.13)%      1.49%            (1.13)%        122%
2001          (0.69)       1.57             (0.74)         174
2000          (0.53)       1.54             (0.59)         155
1999          (0.51)       1.51             (0.51)         159
1998(5)       (0.32)       1.34             (0.43)          31

CLASS B
2002          (1.84)%      2.20%            (1.84)%        122%
2001          (1.39)       2.22             (1.39)         174
2000          (1.24)       2.19             (1.24)         155
1999          (1.23)       2.23             (1.23)         159
1998(5)       (0.87)       3.06             (2.01)          31

CLASS C
2002          (1.84)%      2.20%            (1.84)%        122%
2001          (1.39)       2.22             (1.39)         174
2000(5)       (1.24)       2.19             (1.24)         155

CLASS H
2002(5)       (1.89)%      2.19%            (1.89)%        122%


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

1  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

2 FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

3  FOR THE YEAR ENDED JUNE 30.

4 MID CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JUNE 15, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

5 SMALL CAP GROWTH FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON AUGUST 1, 1997, AUGUST 1, 1997, JANUARY 6, 1998, JANUARY 20, 2000 AND APRIL 1, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


36 MAY 31, 2002

                                                            FINANCIAL HIGHLIGHTS
                                                                    EQUITY FUNDS
SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD INCOME/(LOSS) ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $19.07    $ 0.10(1)    $ 3.38           $(0.15)     $(1.76)      $20.64     19.61 %    $932,705       1.16%
2001          15.15      0.22         4.36            (0.25)      (0.41)       19.07     30.89       549,218       1.20
2000          13.65      0.27         1.45            (0.22)      (0.00)       15.15     12.87       354,347       1.21
1999          15.72      0.09        (0.78)           (0.05)      (1.33)       13.65     (3.67)      270,382       1.12
1998          15.15      0.06         2.87            (0.07)      (2.29)       15.72     19.82       284,295       0.98

CLASS A
2002         $18.57    $ 0.04(1)    $ 3.29           $(0.11)     $(1.76)      $20.03     19.31 %    $ 43,052       1.41%
2001          14.77      0.19         4.23            (0.21)      (0.41)       18.57     30.55        12,315       1.45
2000          13.31      0.27         1.38            (0.19)      (0.00)       14.77     12.59         9,727       1.46
1999          15.47      0.06        (0.85)           (0.04)      (1.33)       13.31     (4.38)       11,542       1.38
1998          14.95      0.01         2.84            (0.04)      (2.29)       15.47     19.51        10,634       1.23

CLASS B
2002         $18.34    $(0.09)(1)   $ 3.24           $(0.05)     $(1.76)      $19.68     18.48 %    $  7,465       2.12%
2001          14.62      0.09         4.16            (0.12)      (0.41)       18.34     29.62         1,483       2.15
2000          13.19      0.14         1.41            (0.12)      (0.00)       14.62     11.87           742       2.17
1999          15.42     (0.03)       (0.87)           (0.00)      (1.33)       13.19     (5.13)          515       2.08
1998(2)       15.28      0.00         0.14            (0.00)      (0.00)       15.42      0.92            61       1.92

CLASS C
2002         $18.34    $(0.12)(1)   $ 3.27           $(0.08)     $(1.76)      $19.65     18.46 %    $  5,100       2.12%
2001          14.62      0.11         4.14            (0.12)      (0.41)       18.34     29.62           361       2.15
2000(2)       13.07      0.01         1.54            (0.00)      (0.00)       14.62     11.86            68       2.17

CLASS H
2002(2)      $17.84    $(0.05)(1)   $ 1.87           $(0.00)     $(0.00)      $19.66     10.20 %    $    412       2.12%

---------------------------------------------------------------------------------------------------------------------------
TAX MANAGED EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $12.60    $ 0.04(1)    $(1.52)          $(0.04)     $(0.00)      $11.08    (11.80)%    $177,587       0.93%
2001          14.29      0.02        (1.67)           (0.01)      (0.03)       12.60    (11.53)      220,077       0.97
2000          12.13      0.03         2.16            (0.02)      (0.01)       14.29     18.06       257,548       0.95
1999           9.93      0.05         2.21            (0.05)      (0.01)       12.13     22.82       241,501       0.83
1998(3)       10.00     (0.00)       (0.07)           (0.00)      (0.00)        9.93     (0.70)      158,867       0.29

CLASS A
2002         $12.62   $  0.01(1)    $(1.53)          $(0.01)     $(0.00)      $11.09    (12.05)%    $ 15,755       1.18%
2001          14.33     (0.01)       (1.67)           (0.00)      (0.03)       12.62    (11.76)       17,645       1.22
2000          12.16      0.00         2.18            (0.00)      (0.01)       14.33     18.01        17,372       1.20
1999           9.93      0.04         2.24            (0.04)      (0.01)       12.16     23.03         7,353       1.09
1998(3)       10.10     (0.00)       (0.17)           (0.00)      (0.00)        9.93     (1.49)           10       0.54

CLASS B
2002         $12.38    $(0.07)(1)   $(1.49)          $(0.00)     $(0.00)      $10.82    (12.60)%    $  8,981       1.89%
2001          14.16     (0.10)       (1.65)           (0.00)      (0.03)       12.38    (12.39)       10,771       1.92
2000          12.12     (0.07)        2.12            (0.00)      (0.01)       14.16     16.95        11,135       1.91
1999           9.93     (0.02)        2.23            (0.01)      (0.01)       12.12     22.31         5,377       1.79
1998(3)       10.21     (0.00)       (0.28)           (0.00)      (0.00)        9.93     (2.84)           85       1.23

CLASS C
2002         $12.35    $(0.07)(1)   $(1.50)          $(0.00)     $(0.00)      $10.78    (12.71)%    $    981       1.89%
2001          14.16     (0.12)       (1.66)           (0.00)      (0.03)       12.35    (12.60)          880       1.92
2000(3)       14.01     (0.03)        0.18            (0.00)      (0.00)       14.16      1.07           453       1.91

CLASS H
2002(3)      $11.34    $(0.01)(1)   $(0.54)          $(0.00)     $(0.00)      $10.79     (4.85)%    $     26       1.87%



                         RATIO      RATIO OF NET
         RATIO OF NET OF EXPENSES INVESTMENT INCOME/
          INVESTMENT   TO AVERAGE (LOSS) TO AVERAGE
         INCOME/(LOSS) NET ASSETS     NET ASSETS     PORTFOLIO
          TO AVERAGE  (BEFORE FEE    (BEFORE FEE     TURNOVER
          NET ASSETS    WAIVERS)        WAIVERS)       RATE
---------------------------------------------------------------
SMALL CAP VALUE FUND
---------------------------------------------------------------
CLASS I
2002           0.54 %   1.16%            0.54 %        106%
2001           1.35     1.25             1.30          128
2000           1.97     1.27             1.91          120
1999           0.70     1.12             0.70           79
1998           0.43     0.98             0.43           89

CLASS A
2002           0.29 %   1.41%            0.29 %        106%
2001           1.10     1.50             1.05          128
2000           1.72     1.52             1.66          120
1999           0.44     1.38             0.44           79
1998           0.19     1.23             0.19           89

CLASS B
2002          (0.42)%   2.12%           (0.42)%        106%
2001           0.40     2.15             0.40          128
2000           1.01     2.17             1.01          120
1999          (0.26)    2.08            (0.26)          79
1998(2)       (0.48)    1.92            (0.48)          89

CLASS C
2002          (0.42)%   2.12%           (0.42)%        106%
2001           0.40     2.15             0.40          128
2000(2)        1.01     2.17             1.01          120

CLASS H
2002(2)       (0.86)%   2.12%           (0.86)%        106%

---------------------------------------------------------------
TAX MANAGED EQUITY FUND
---------------------------------------------------------------
CLASS I
2002           0.33 %   0.93%            0.33 %          0%
2001           0.11     1.02             0.06            1
2000           0.19     1.01             0.13            3
1999           0.37     1.01             0.19            5
1998(3)        0.91     1.02             0.18            0

CLASS A
2002           0.08 %   1.18%            0.08 %          0%
2001          (0.14)    1.27            (0.19)           1
2000          (0.06)    1.26            (0.12)           3
1999           0.11     1.27            (0.07)           5
1998(3)        0.63     1.24            (0.07)           0

CLASS B
2002          (0.63)%   1.89%           (0.63)%          0%
2001          (0.84)    1.92            (0.84)           1
2000          (0.77)    1.91            (0.77)           3
1999          (0.59)    1.97            (0.77)           5
1998(3)        0.43     1.98             1.18            0

CLASS C
2002          (0.63)%   1.89%           (0.63)%          0%
2001          (0.84)    1.92            (0.84)           1
2000(3)       (0.77)    1.91            (0.77)           3

CLASS H
2002(3)       (0.46)%   1.87%           (0.46)%          0%


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

1  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

2 SMALL CAP VALUE FUND CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998, JANUARY 27, 2000 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

3 TAX MANAGED EQUITY FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON APRIL 9, 1998, MAY 11, 1998, MAY 4, 1998, JANUARY 10, 2000 AND APRIL 12, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 MAY 31, 2002 37

FINANCIAL HIGHLIGHTS
ASSET ALLOCATION FUNDS

SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD INCOME/(LOSS) ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002        $ 9.95    $ 0.10(1)      $(0.82)        $(0.15)(5)   $(0.00)      $  9.08    (7.26)%  $  2,854       1.12%
2001(2)      10.00      0.02          (0.06)         (0.01)       (0.00)         9.95    (0.36)      2,492       0.38

CLASS A
2002        $ 9.95    $ 0.08(1)      $(0.83)        $(0.13)(5)   $(0.00)      $  9.07    (7.54)%  $  2,744       1.37%
2001(2)      10.00      0.02          (0.06)         (0.01)       (0.00)         9.95    (0.38)      2,500       0.63

CLASS B
2002        $ 9.95    $ 0.03(1)      $(0.83)        $(0.12)(5)   $(0.00)      $  9.03    (8.12)%  $    137       1.98%
2001(2)       9.98      0.00          (0.03)         (0.00)       (0.00)         9.95    (0.30)          7       1.23

CLASS C
2002(2)     $ 9.89    $ 0.03(1)      $(0.77)        $(0.11)(5)   $(0.00)      $  9.04    (8.37)%  $    223       1.98%

CLASS H
2002(2)     $ 9.01    $(0.06)(1)     $ 0.09         $(0.00)      $(0.00)      $  9.04     0.33 %  $    514       3.78%

--------------------------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002        $ 9.72    $ 0.20(1)      $(0.71)        $(0.20)      $(0.00)      $  9.01    (5.27)%  $157,660       1.00%
2001         11.68      0.28          (0.42)         (0.27)       (1.55)         9.72    (1.68)    186,724       1.03
2000         10.31      0.26           1.35          (0.24)       (0.00)        11.68    15.72      69,517       1.01
1999(3)      10.00      0.18           0.28          (0.15)       (0.00)        10.31     4.57      85,027       1.06

CLASS A
2002        $ 9.72    $ 0.17(1)      $(0.69)        $(0.18)      $(0.00)      $  9.02    (5.41)%  $ 16,664       1.25%
2001         11.68      0.29          (0.46)         (0.24)       (1.55)         9.72    (1.92)     13,592       1.28
2000         10.31      0.23           1.35          (0.21)       (0.00)        11.68    15.48       3,965       1.26
1999(3)       9.74      0.14           0.57          (0.14)       (0.00)        10.31     7.26       1,466       1.31

CLASS B
2002        $ 9.73    $ 0.11(1)      $(0.70)        $(0.11)      $(0.00)      $  9.03    (6.06)%  $  5,721       1.96%
2001         11.70      0.21          (0.46)         (0.17)       (1.55)         9.73    (2.67)      5,551       1.98
2000         10.33      0.15           1.36          (0.14)       (0.00)        11.70    14.79         691       1.97
1999(3)       9.82      0.10           0.51          (0.10)       (0.00)        10.33     6.07         385       2.02

CLASS C
2002        $ 9.72    $ 0.11(1)      $(0.71)        $(0.12)      $(0.00)      $  9.00    (6.16)%  $    747       1.96%
2001         11.70      0.21          (0.46)         (0.18)       (1.55)         9.72    (2.70)         22       1.98
2000(3)      11.88      0.02          (0.20)         (0.00)       (0.00)        11.70    (1.52)          3       1.97

CLASS H
2002(3)     $ 8.98    $ 0.03(1)      $ 0.02         $(0.04)      $(0.00)      $  8.99     0.56 %  $    338       2.02%

--------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002        $10.04    $ 0.26(1)      $(0.36)        $(0.28)      $(0.00)      $  9.66    (0.97)%  $  2,752       1.02%
2001(4)      10.00      0.07           0.02          (0.05)       (0.00)        10.04     0.94       2,523       0.37

CLASS A
2002        $10.04    $ 0.24(1)      $(0.36)        $(0.26)      $(0.00)      $  9.66    (1.21)%  $  2,689       1.27%
2001(4)      10.00      0.07           0.02          (0.05)       (0.00)        10.04     0.90       2,522       0.62

CLASS B
2002(4)     $ 9.97    $ 0.08(1)      $(0.22)        $(0.18)      $(0.00)      $  9.65    (1.46)%  $    163       1.88%

CLASS C
2002        $10.04    $ 0.10(1)      $(0.28)        $(0.21)      $(0.00)      $  9.65    (1.79)%  $    702       1.88%
2001(4)      10.14      0.00          (0.10)         (0.00)       (0.00)        10.04    (0.99)         55       1.22

CLASS H
2002(4)     $ 9.59    $(0.01)(1)     $ 0.08         $(0.01)      $(0.00)      $  9.65     0.77 %  $    360       3.46%



                           RATIO      RATIO OF NET
           RATIO OF NET OF EXPENSES INVESTMENT INCOME/
            INVESTMENT   TO AVERAGE (LOSS) TO AVERAGE
           INCOME/(LOSS) NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE  (BEFORE FEE    (BEFORE FEE     TURNOVER
            NET ASSETS    WAIVERS)        WAIVERS)       RATE
-----------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
-----------------------------------------------------------------
CLASS I
2002           1.15 %        1.37%          0.90 %        40%
2001(2)        1.10          0.76           0.72           5

CLASS A
2002           0.90 %        1.62%          0.65 %        40%
2001(2)        0.85          1.01           0.47           5

CLASS B
2002           0.29 %        2.23%          0.04 %        40%
2001(2)        0.25          1.56          (0.08)          5

CLASS C
2002(2)        0.29%         2.23%          0.04 %        40%

CLASS H
2002(2)       (2.54)%        4.04%         (2.80)%        40%

-----------------------------------------------------------------
BALANCED ALLOCATION FUND
-----------------------------------------------------------------
CLASS I
2002           2.13 %        1.00%          2.13 %       106%
2001           2.31          1.08           2.26         161
2000           2.20          1.07           2.14         182
1999(3)        2.25          1.06           2.25         116

CLASS A
2002           1.88 %        1.25%          1.88 %       106%
2001           2.06          1.33           2.00         161
2000           1.95          1.32           1.89         182
1999(3)        2.50          1.31           2.50         116

CLASS B
2002           1.17 %        1.96%          1.17 %       106%
2001           1.69          1.98           1.69         161
2000           1.24          1.97           1.24         182
1999(3)        1.29          2.02           1.29         116

CLASS C
2002           1.17 %        1.96%          1.17 %       106%
2001           1.69          1.98           1.69         161
2000(3)        1.24          1.97           1.24         182

CLASS H
2002(3)        1.17 %        2.02%          1.17 %       106%

-----------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
-----------------------------------------------------------------
CLASS I
2002           2.68 %        1.27%          2.43 %        27%
2001(4)        3.20          0.75           2.82           5

CLASS A
2002           2.43 %        1.52%          2.18 %        27%
2001(4)        2.95          1.00           2.57           5

CLASS B
2002(4)        1.82 %        2.13%          1.57 %        27%

CLASS C
2002           1.82 %        2.13%          1.57 %        27%
2001(4)        2.35          1.55           2.00           5

CLASS H
2002(4)       (0.33)%        3.72%         (0.59)%        27%


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

1  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

2 THE AGGRESSIVE ALLOCATION FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON MARCH 6, 2001, MARCH 6, 2001, MAY 8, 2001, JUNE 28, 2001 AND FEBRUARY 20, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

3 THE BALANCED ALLOCATION FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON JULY 10, 1998, JULY 31, 1998, NOVEMBER 11, 1998, APRIL 20, 2000 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

4 THE CONSERVATIVE ALLOCATION FUND CLASS I, CLASS A, CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON MARCH 6, 2001, MARCH 6, 2001, JULY 13, 2001, MAY 23, 2001 AND FEBRUARY 6, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

5 INCLUDES A TAX RETURN OF CAPITAL OF $(0.04), $(0.04), $(0.04) AND $(0.04) FOR CLASS I, CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.

SEE NOTES TO FINANCIAL STATEMENTS.


38  MAY 31, 2002

                                                            FINANCIAL HIGHLIGHTS
                                                              FIXED INCOME FUNDS
SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD    INCOME     ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
BOND FUND*
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002       $ 9.71      $ 0.56(6)      $ 0.14         $(0.55)     $(0.00)     $  9.86      7.40%     $798,688       0.71%
2001         9.37        0.62           0.34          (0.62)      (0.00)        9.71     10.50       842,906       0.72
2000         9.93        0.59          (0.56)         (0.59)      (0.00)        9.37      0.35       294,308       0.87
1999        10.25        0.57          (0.30)         (0.57)      (0.02)        9.93      2.70       366,230       0.94
1998(1)      9.93        0.57           0.32          (0.57)      (0.00)       10.25      9.15       481,998       0.94
1997(2)      9.76        0.60           0.17          (0.60)      (0.00)        9.93      8.20       492,102       0.94

CLASS A
2002       $ 9.73      $ 0.54(6)      $ 0.14         $(0.53)     $(0.00)     $  9.88      7.13%     $  9,530       0.96%
2001         9.40        0.59           0.34          (0.60)      (0.00)        9.73     10.26         8,944       0.97
2000         9.95        0.57          (0.55)         (0.57)      (0.00)        9.40      0.05        10,237       1.12
1999        10.27        0.53          (0.29)         (0.54)      (0.02)        9.95      2.55        11,916       1.19
1998(1)      9.95        0.53           0.33          (0.54)      (0.00)       10.27      8.83        16,669       1.19
1997(2)      9.78        0.58           0.17          (0.58)      (0.00)        9.95      7.92        19,760       1.19

CLASS B
2002       $ 9.72      $ 0.47(6)      $ 0.14         $(0.46)     $(0.00)     $  9.87      6.39%     $  2,133       1.67%
2001         9.38        0.54           0.33          (0.53)      (0.00)        9.72      9.46         2,317       1.67
2000         9.93        0.50          (0.56)         (0.49)      (0.00)        9.38     (0.58)        2,373       1.87
1999        10.25        0.47          (0.30)         (0.47)      (0.02)        9.93      1.66         4,548       1.94
1998(1)      9.93        0.47           0.33          (0.48)      (0.00)       10.25      8.18         6,423       1.94
1997(2)      9.75        0.51           0.16          (0.49)      (0.00)        9.93      7.09         5,967       1.94

CLASS C
2002       $ 9.71      $ 0.45(6)      $ 0.16         $(0.46)     $(0.00)     $  9.86      6.39%     $    150       1.67%
2001(3)      9.48        0.52           0.23          (0.52)      (0.00)        9.71      8.06            62       1.67

CLASS H
2002(3)    $ 9.81      $ 0.04(6)      $ 0.04         $(0.03)     $(0.00)     $  9.86      0.86%     $      5       1.62%

--------------------------------------------------------------------------------------------------------------------------
GNMA FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002       $10.21      $ 0.58(6)      $ 0.15         $(0.59)     $(0.00)      $10.35      7.32%     $155,187       0.76%
2001         9.74        0.63           0.46          (0.62)      (0.00)       10.21     11.45       133,658       0.80
2000        10.10        0.59          (0.36)         (0.59)      (0.00)        9.74      2.48       119,653       0.80
1999        10.36        0.61          (0.20)         (0.60)      (0.07)       10.10      4.02        96,808       0.78
1998        10.15        0.61           0.31          (0.61)      (0.10)       10.36      9.17        83,624       0.84

CLASS A
2002       $10.23      $ 0.56(6)      $ 0.14         $(0.57)     $(0.00)      $10.36      6.95%     $  6,550       1.01%
2001         9.75        0.60           0.47          (0.59)      (0.00)       10.23     11.27         1,113       1.05
2000        10.10        0.57          (0.35)         (0.57)      (0.00)        9.75      2.33         1,231       1.05
1999        10.36        0.59          (0.20)         (0.58)      (0.07)       10.10      3.77         1,497       1.03
1998        10.15        0.58           0.31          (0.58)      (0.10)       10.36      8.90           549       1.09

CLASS B
2002       $10.23      $ 0.48(6)      $ 0.14         $(0.49)     $(0.00)      $10.36      6.21%     $    577       1.72%
2001         9.75        0.53           0.47          (0.52)      (0.00)       10.23     10.50           208       1.75
2000(5)      9.76        0.40          (0.01)         (0.40)      (0.00)        9.75      4.07           161       1.76

CLASS C
2002       $10.22      $ 0.48(6)      $ 0.16         $(0.49)     $(0.00)      $10.37      6.42%     $  1,789       1.72%
2001         9.75        0.53           0.46          (0.52)      (0.00)       10.22     10.39            60       1.75
2000(5)      9.72        0.18           0.03          (0.18)      (0.00)        9.75      2.16            84       1.76

CLASS H
2002(5)    $10.31      $ 0.06(6)      $ 0.06         $(0.05)     $(0.00)      $10.38      1.17%     $     15       1.74%



                           RATIO       RATIO OF NET
           RATIO OF NET OF EXPENSES INVESTMENT INCOME
            INVESTMENT   TO AVERAGE    TO AVERAGE
              INCOME     NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE  (BEFORE FEE    (BEFORE FEE     TURNOVER
            NET ASSETS    WAIVERS)        WAIVERS)       RATE
-----------------------------------------------------------------
BOND FUND*
-----------------------------------------------------------------
CLASS I
2002          5.70%         0.71%          5.70%          98%
2001          6.39          0.77           6.34           73
2000          6.14          0.89           6.12          155
1999          5.53          1.03           5.44          269
1998(1)       6.06          1.04           5.96          546
1997(2)       6.13          1.03           6.04          827

CLASS A
2002          5.45%         0.96%          5.45%          98%
2001          6.14          1.02           6.09           73
2000          5.89          1.14           5.87          155
1999          5.29          1.28           5.20          269
1998(1)       5.81          1.28           5.72          546
1997(2)       5.88          1.28           5.79          827

CLASS B
2002          4.74%         1.67%          4.74%          98%
2001          5.44          1.67           5.44           73
2000          5.14          1.89           5.12          155
1999          4.53          2.03           4.44          269
1998(1)       5.07          2.03           4.98          546
1997(2)       5.15          2.03           5.06          827

CLASS C
2002          4.74%         1.67%          4.74%          98%
2001(3)       5.44          1.67           5.44           73

CLASS H
2002(3)       5.62%         1.62%          5.62%          98%

-----------------------------------------------------------------
GNMA FUND
-----------------------------------------------------------------
CLASS I
2002          5.65%         0.76%          5.65%          46%
2001          6.19          0.85           6.14           47
2000          6.04          0.86           5.98           79
1999          5.92          0.78           5.92           85
1998          5.83          0.84           5.83          291

CLASS A
2002          5.40%         1.01%          5.40%          46%
2001          5.94          1.10           5.89           47
2000          5.79          1.11           5.73           79
1999          5.67          1.03           5.67           85
1998          5.54          1.09           5.54          291

CLASS B
2002          4.69%         1.72%          4.69%          46%
2001          5.24          1.75           5.24           47
2000(5)       5.08          1.76           5.08           79

CLASS C
2002          4.69%         1.72%          4.69%          46%
2001          5.24          1.75           5.24           47
2000(5)       5.08          1.76           5.08           79

CLASS H
2002(5)       4.14%         1.74%          4.14%          46%


* EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ARMADA BOND FUND. THE FINANCIAL HIGHLIGHTS FOR THE PERIODS PRIOR TO JUNE 9, 2000 REFLECT THE PERFORMANCE HISTORY OF THE PARKSTONE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATIOS OF .9799154 FOR CLASS I, .9725738 FOR CLASS A AND .9756871 FOR CLASS B ON THE DATE OF REORGANIZATION.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED, UNLESS OTHERWISE INDICATED. TOTAL RETURN EXCLUDES SALES CHARGE.

1 FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

2  FOR THE YEAR ENDED JUNE 30.

3 THE BOND FUND CLASS C AND CLASS H COMMENCED OPERATIONS ON JUNE 12, 2000 AND APRIL 30, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

4 ACTIVITY FOR THE PERIOD PRESENTED IN THE GNMA FUND CLASS I INCLUDES THAT OF THE PREDECESSOR FUND THROUGH SEPTEMBER 6, 1996.

5 GNMA FUND CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON AUGUST 11, 1999, JANUARY 27, 2000 AND APRIL 19, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

6  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 MAY 31, 2002 39

FINANCIAL HIGHLIGHTS
FIXED INCOME FUNDS

SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD INCOME/       ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $10.24    $ 0.55(1)      $ 0.16         $(0.55)      $(0.00)     $10.40        7.05%   $346,788       0.57%
2001           9.90      0.64           0.34          (0.64)       (0.00)      10.24       10.16     345,059       0.59
2000          10.39      0.64          (0.48)         (0.64)       (0.01)       9.90        1.50     294,998       0.58
1999          10.59      0.56          (0.14)         (0.56)       (0.06)      10.39        3.98     313,368       0.61
1998          10.37      0.60           0.22          (0.60)       (0.00)      10.59        8.09     166,710       0.65

CLASS A
2002         $10.26    $ 0.52(1)      $ 0.16         $(0.52)      $(0.00)     $10.42        6.78%   $  8,926       0.82%
2001           9.92      0.62           0.34          (0.62)       (0.00)      10.26        9.88       8,172       0.84
2000          10.41      0.61          (0.48)         (0.61)       (0.01)       9.92        1.25       3,874       0.83
1999          10.63      0.54          (0.16)         (0.54)       (0.06)      10.41        3.54       5,129       0.86
1998          10.42      0.58           0.21          (0.58)       (0.00)      10.63        7.71       3,288       0.91

CLASS B
2002         $10.26    $ 0.45(1)      $ 0.16         $(0.45)      $(0.00)     $10.42        6.03%   $  1,445       1.53%
2001           9.93      0.56           0.31          (0.54)       (0.00)      10.26        9.00       1,392       1.54
2000          10.41      0.54          (0.47)         (0.54)       (0.01)       9.93        0.64         733       1.54
1999          10.63      0.45          (0.15)         (0.46)       (0.06)      10.41        2.83         709       1.57
1998(2)       10.70      0.20          (0.07)         (0.20)       (0.00)      10.63        1.24           2       1.60

CLASS C
2002         $10.28    $ 0.44(1)      $ 0.17         $(0.45)      $(0.00)     $10.44        6.03%   $    413       1.53%
2001           9.93      0.55           0.35          (0.55)       (0.00)      10.28        9.22         180       1.54
2000(2)        9.91     (0.00)          0.02          (0.00)       (0.00)       9.93        0.22         191       1.54

CLASS H
2002(2)      $10.36    $ 0.05(1)      $ 0.08         $(0.05)      $(0.00)     $10.44        1.27%   $     39       1.54%

--------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $ 9.87    $ 0.49(1)      $ 0.10         $(0.49)      $(0.00)     $ 9.97        6.09%   $213,322       0.53%
2001           9.70      0.60           0.17          (0.60)       (0.00)       9.87        8.21     190,243       0.55
2000           9.96      0.57          (0.26)         (0.57)       (0.00)       9.70        3.22      93,652       0.54
1999          10.06      0.56          (0.05)         (0.56)       (0.05)       9.96        5.14      72,291       0.43
1998           9.99      0.57           0.08          (0.57)       (0.01)      10.06        6.68      71,888       0.33

CLASS A
2002         $ 9.90    $ 0.47(1)      $ 0.10         $(0.47)      $(0.00)     $10.00        5.87%   $  7,039       0.73%
2001           9.74      0.60           0.16          (0.60)       (0.00)       9.90        7.99       5,022       0.65
2000           9.99      0.56          (0.24)         (0.57)       (0.00)       9.74        3.47         873       0.64
1999          10.08      0.56          (0.05)         (0.55)       (0.05)       9.99        4.94         550       0.53
1998          10.00      0.57           0.09          (0.57)       (0.01)      10.08        6.68         559       0.41

CLASS B
2002         $ 9.90    $ 0.39(1)      $ 0.11         $(0.40)      $(0.00)     $10.00        5.07%   $  1,329       1.49%
2001           9.73      0.51           0.17          (0.51)       (0.00)       9.90        7.16         742       1.53
2000(3)        9.90      0.39          (0.17)         (0.39)       (0.00)       9.73        2.22         180       1.54

CLASS C
2002         $ 9.89    $ 0.36(1)      $ 0.15         $(0.40)      $(0.00)     $10.00        5.19%   $    888       1.49%
2001           9.73      0.51           0.16          (0.51)       (0.00)       9.89        7.06          64       1.53
2000(3)        9.85      0.18          (0.12)         (0.18)       (0.00)       9.73        0.56          18       1.54

CLASS H
2002(3)      $10.03    $ 0.11(1)      $(0.03)        $(0.11)      $(0.00)     $10.00        0.79%   $    174       1.48%


                         RATIO      RATIO OF NET
         RATIO OF NET OF EXPENSES INVESTMENT INCOME
          INVESTMENT   TO AVERAGE    TO AVERAGE
            INCOME    NET ASSETS     NET ASSETS     PORTFOLIO
          TO AVERAGE  (BEFORE FEE    (BEFORE FEE     TURNOVER
          NET ASSETS    WAIVERS)       WAIVERS)        RATE
---------------------------------------------------------------
INTERMEDIATE BOND FUND
---------------------------------------------------------------
CLASS I
2002         5.27%         0.72%          5.12%          141%
2001         6.34          0.79           6.14           133
2000         6.22          0.79           6.01           201
1999         5.21          0.75           5.07           256
1998         5.71          0.80           5.56           160

CLASS A
2002         5.02%         0.97%          4.87%          141%
2001         6.09          1.04           5.89           133
2000         5.97          1.04           5.76           201
1999         4.96          1.00           4.82           256
1998         5.48          1.06           5.33           160

CLASS B
2002         4.31%         1.68%          4.16%          141%
2001         5.39          1.69           5.24           133
2000         5.26          1.69           5.11           201
1999         4.25          1.71           4.11           256
1998(2)      3.38          1.49           3.49           160

CLASS C
2002         4.31%         1.68%          4.16%          141%
2001         5.39          1.69           5.24           133
2000(2)      5.26          1.69           5.11           201

CLASS H
2002(2)      4.16%         1.70%          4.00%          141%

---------------------------------------------------------------
LIMITED MATURITY BOND FUND
---------------------------------------------------------------
CLASS I
2002         4.89%         0.63%          4.79%          110%
2001         5.98          0.73           5.80            87
2000         5.84          0.74           5.64            90
1999         5.49          0.65           5.27           190
1998         5.69          0.69           5.33           135

CLASS A
2002         4.69%         0.83%          4.59%          110%
2001         5.88          0.83           5.70            87
2000         5.74          0.84           5.54            90
1999         5.39          0.75           5.17           190
1998         5.65          0.80           5.26           135

CLASS B
2002         3.93%         1.59%          3.83%          110%
2001         5.00          1.63           4.90            87
2000(3)      4.84          1.64           4.74            90

CLASS C
2002         3.93%         1.59%          3.83%          110%
2001         5.00          1.63           4.90            87
2000(3)      4.84          1.64           4.74            90

CLASS H
2002(3)      3.39%         1.58%          3.29%          110%



+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

1  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

2 INTERMEDIATE BOND FUND CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998, MAY 30, 2000 AND APRIL 18, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

3 LIMITED MATURITY BOND FUND CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON AUGUST 11, 1999, JANUARY 27, 2000 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

40  MAY 31, 2002

                                                            FINANCIAL HIGHLIGHTS
                                                              FIXED INCOME FUNDS
SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD    INCOME     ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $10.02     $0.55(8)    $ 0.21           $(0.55)      $(0.00)      $10.23      7.76%     $259,402       0.55%
2001           9.48      0.59         0.54            (0.59)       (0.00)       10.02     12.04       355,344       0.51
2000           9.99      0.60        (0.45)           (0.60)       (0.06)        9.48      1.78       331,026       0.48
1999          10.25      0.58        (0.22)           (0.58)       (0.04)        9.99      3.54       328,417       0.45
1998           9.89      0.64         0.36            (0.64)       (0.00)       10.25     10.35       296,075       0.31

CLASS A
2002         $10.02     $0.53(8)    $ 0.22           $(0.53)      $(0.00)      $10.24      7.60%     $  1,350       0.80%
2001           9.47      0.55         0.56            (0.56)       (0.00)       10.02     12.00         1,183       0.76
2000           9.98      0.57        (0.44)           (0.58)(5)    (0.06)        9.47      1.41         5,035       0.73
1999          10.25      0.56        (0.23)           (0.56)       (0.04)        9.98      3.18         4,686       0.69
1998           9.89      0.61         0.36            (0.61)       (0.00)       10.25     10.08           640       0.54

CLASS B
2002         $10.05     $0.46(8)    $ 0.21           $(0.45)      $(0.00)      $10.27      6.83%     $    301       1.51%
2001           9.50      0.48         0.56            (0.49)       (0.00)       10.05     11.18           147       1.49
2000(1)        9.73      0.39        (0.19)           (0.37)       (0.06)        9.50      2.17             1       1.47

CLASS C
2002         $10.04     $0.46(8)    $ 0.20           $(0.45)      $(0.00)      $10.25      6.73%     $     38       1.51%
2001(1)        9.73      0.32         0.31            (0.32)       (0.00)       10.04      6.54            20       1.49

---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS I
2002         $ 9.22     $0.50(8)    $ 0.22           $(0.49)      $(0.00)      $ 9.45      7.94%     $185,755       0.76%
2001           8.77      0.57         0.45            (0.57)       (0.00)        9.22     11.95       155,683       0.79
2000           9.13      0.56        (0.36)           (0.56)       (0.00)        8.77      2.26       134,250       0.83
1999           9.27      0.57        (0.14)           (0.57)       (0.00)        9.13      4.73       150,113       0.75
1998(2)        9.15      0.63         0.08            (0.59)(6)    (0.00)        9.27      8.04       161,567       0.75
1997(3)        9.25      0.72        (0.10)           (0.72)(7)    (0.00)        9.15      6.91       148,854       0.77

CLASS A
2002         $ 9.22     $0.47(8)    $ 0.22           $(0.46)      $(0.00)      $ 9.45      7.67%     $ 13,387       1.01%
2001           8.77      0.55         0.45            (0.55)       (0.00)        9.22     11.66        13,863       1.03
2000           9.13      0.54        (0.37)           (0.53)       (0.00)        8.77      1.96        20,790       1.08
1999           9.27      0.55        (0.14)           (0.55)       (0.00)        9.13      4.46        38,190       1.00
1998(2)        9.15      0.61         0.08            (0.57)(6)    (0.00)        9.27      7.80        54,710       1.00
1997(3)        9.25      0.70        (0.10)           (0.70)(7)    (0.00)        9.15      6.86        58,589       1.02

CLASS B
2002         $ 9.19     $0.41(8)    $ 0.22           $(0.40)      $(0.00)      $ 9.42      6.93%     $  6,801       1.72%
2001           8.74      0.49         0.44            (0.48)       (0.00)        9.19     10.90         7,160       1.74
2000           9.11      0.48        (0.38)           (0.47)       (0.00)        8.74      1.10         9,192       1.83
1999           9.24      0.47        (0.13)           (0.47)       (0.00)        9.11      3.76        16,373       1.75
1998(2)        9.13      0.55         0.07            (0.51)(6)    (0.00)        9.24      6.98        23,739       1.75
1997(3)        9.21      0.63        (0.09)           (0.62)(7)    (0.00)        9.13      6.06        23,448       1.77

CLASS C
2002         $ 9.20     $0.41(8)    $ 0.22           $(0.40)      $(0.00)      $ 9.43      6.93%     $    752       1.72%
2001(4)        8.83      0.45         0.37            (0.45)       (0.00)        9.20      9.51           113       1.74

CLASS H
2002(4)      $ 9.39     $0.15(8)    $ 0.01           $(0.12)      $(0.00)      $ 9.43      1.73%     $     22       1.69%



                           RATIO      RATIO OF NET
           RATIO OF NET OF EXPENSES  INVESTMENT INCOME
            INVESTMENT   TO AVERAGE     TO AVERAGE
              INCOME     NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE  (BEFORE FEE    (BEFORE FEE     TURNOVER
            NET ASSETS    WAIVERS)        WAIVERS)       RATE
-----------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
-----------------------------------------------------------------
CLASS I
2002             5.42%       0.72%        5.25%          88%
2001             5.95        0.79         5.67          182
2000             6.17        0.77         5.88          121
1999             5.72        0.65         5.52          142
1998             6.29        0.72         5.88          170

CLASS A
2002             5.17%       0.97%        5.00%          88%
2001             5.70        1.04         5.42          182
2000             5.92        1.02         5.63          121
1999             5.48        0.89         5.28          142
1998             6.14        0.97         5.71          170

CLASS B
2002             4.46%       1.68%        4.29%          88%
2001             4.97        1.69         4.77          182
2000(1)          5.18        1.67         4.98          121

CLASS C
2002             4.46%       1.68%        4.29%          88%
2001(1)          4.97        1.69         4.77          182

-----------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND
-----------------------------------------------------------------
CLASS I
2002             5.29%       0.76%        5.29%         219%
2001             6.27        0.84         6.22           78
2000             6.28        0.94         6.17           74
1999             6.15        1.09         5.81           53
1998(2)          7.44        1.09         7.10          279
1997(3)          7.90        1.11         7.56          500

CLASS A
2002             5.04%       1.01%        5.04%         219%
2001             6.03        1.08         5.98           78
2000             6.03        1.19         5.92           74
1999             5.92        1.34         5.58           53
1998(2)          7.20        1.34         6.86          279
1997(3)          7.64        1.36         7.30          500

CLASS B
2002             4.33%       1.72%        4.33%         219%
2001             5.32        1.74         5.32           78
2000             5.28        1.94         5.17           74
1999             5.15        2.09         4.81           53
1998(2)          6.45        2.09         6.11          279
1997(3)          6.89        2.11         6.55          500

CLASS C
2002             4.33%       1.72%        4.33%         219%
2001(4)          5.32        1.74         5.32           78

CLASS H
2002(4)          4.40%       1.69%        4.40%         219%



+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

1 TOTAL RETURN ADVANTAGE FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON SEPTEMBER 29, 1999 AND OCTOBER 3, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

2 FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

3  FOR THE YEAR ENDED JUNE 30.

4 U.S. GOVERNMENT INCOME FUND CLASS C AND CLASS H COMMENCED OPERATIONS ON JUNE 21, 2000 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

5 INCLUDES DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME OF $(0.01) FOR CLASS A OF THE TOTAL RETURN ADVANTAGE FUND.

6 INCLUDES A TAX RETURN OF CAPITAL OF $(0.04), $(0.04) AND $(0.04) FOR CLASS I, CLASS A, AND CLASS B, RESPECTIVELY, OF THE U.S. GOVERNMENT INCOME FUND.


7 INCLUDES A TAX RETURN OF CAPITAL OF $(0.11), $(0.11) AND $(0.10) FOR CLASS I, CLASS A, AND CLASS B, RESPECTIVELY, OF THE U.S. GOVERNMENT INCOME FUND.

8 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 MAY 31, 2002 41

FINANCIAL HIGHLIGHTS
TAX FREE BOND FUNDS

SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD    INCOME     ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002(5)      $10.94     $0.49(6)      $ 0.10         $(0.49)      $(0.01)     $11.03        5.54 %   $137,902      0.59%
2001          10.38      0.50           0.56          (0.50)       (0.00)      10.94       10.36      148,726      0.60
2000          10.91      0.47          (0.52)         (0.47)       (0.01)      10.38       (0.42)     156,734      0.81
1999          11.06      0.47          (0.08)         (0.47)       (0.07)      10.91        3.54      192,536      0.76
1998(1)       10.89      0.44           0.23          (0.47)       (0.03)      11.06        6.30      206,246      0.74
1997(2)       10.77      0.51           0.14          (0.49)       (0.04)      10.89        6.11      194,950      0.76

CLASS A
2002(5)      $10.93     $0.47(6)      $ 0.10         $(0.47)      $(0.01)     $11.02        5.33 %   $ 15,638      0.79%
2001          10.38      0.49           0.55          (0.49)       (0.00)      10.93       10.13       13,816      0.70
2000          10.91      0.45          (0.53)         (0.44)       (0.01)      10.38       (0.68)      14,799      1.06
1999          11.06      0.44          (0.08)         (0.44)       (0.07)      10.91        3.38       28,305      1.01
1998(1)       10.89      0.42           0.23          (0.45)       (0.03)      11.06        5.96       38,536      0.99
1997(2)       10.76      0.49           0.14          (0.46)       (0.04)      10.89        5.89       38,302      1.01

CLASS B
2002(5)      $10.95     $0.39(6)      $ 0.09         $(0.39)      $(0.01)     $11.03        4.44 %   $  1,960      1.50%
2001          10.39      0.40           0.56          (0.40)       (0.00)      10.95        9.31        1,937      1.55
2000          10.92      0.37          (0.53)         (0.36)       (0.01)      10.39       (1.41)       1,881      1.81
1999          11.07      0.36          (0.08)         (0.36)       (0.07)      10.92        2.52        3,217      1.76
1998(1)       10.90      0.34           0.23          (0.37)       (0.03)      11.07        5.32        3,983      1.74
1997(2)       10.76      0.41           0.13          (0.36)       (0.04)      10.90        5.05        3,503      1.76

CLASS C
2002(3,5)    $11.05     $0.32(6)      $(0.02)        $(0.31)      $(0.01)     $11.03        2.81 %   $    283      1.55%

--------------------------------------------------------------------------------------------------------------------------
NATIONAL TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002(5)      $10.01     $0.42(6)      $ 0.16         $(0.42)      $(0.00)     $10.17        5.86 %   $167,578      0.60%
2001           9.50      0.43           0.51          (0.43)       (0.00)      10.01       10.07      162,015      0.60
2000           9.96      0.42          (0.45)         (0.42)       (0.01)       9.50       (0.24)      95,634      0.54
1999          10.03      0.45          (0.04)         (0.45)       (0.03)       9.96        4.07      100,638      0.36
1998(4)       10.00      0.07           0.03          (0.07)       (0.00)      10.03        0.97       80,259      0.33

CLASS A
2002(5)      $10.05     $0.41(6)      $ 0.15         $(0.40)      $(0.00)     $10.21        5.65 %   $  7,385     0.80%
2001           9.54      0.42           0.51          (0.42)       (0.00)      10.05        9.94        6,644      0.70
2000           9.97      0.41          (0.42)         (0.41)       (0.01)       9.54       (0.02)       4,009      0.64
1999(4)       10.04      0.41          (0.04)         (0.41)       (0.03)       9.97        3.67        4,205      0.46

CLASS B
2002(5)      $10.00     $0.33(6)      $ 0.16         $(0.33)      $(0.00)     $10.16        4.92 %   $    749      1.51%
2001           9.50      0.35           0.50          (0.35)       (0.00)      10.00        9.09          500      1.40
2000           9.96      0.34          (0.45)         (0.34)       (0.01)       9.50       (1.05)         224      1.35
1999(4)       10.23      0.13          (0.26)         (0.14)       (0.00)       9.96       (1.22)         275      1.17

CLASS C
2002(5)      $10.01     $0.33(6)      $ 0.15         $(0.32)      $(0.00)     $10.17        4.86 %   $     19      1.56%
2001++         9.50      0.27           0.51          (0.27)       (0.00)      10.01        8.30           82      1.55
2000(4)        9.52      0.03          (0.02)         (0.03)       (0.00)       9.50        0.09           --      1.50



                          RATIO       RATIO OF NET
          RATIO OF NET OF EXPENSES  INVESTMENT INCOME
           INVESTMENT   TO AVERAGE     TO AVERAGE
             INCOME     NET ASSETS     NET ASSETS     PORTFOLIO
           TO AVERAGE  (BEFORE FEE    (BEFORE FEE     TURNOVER
           NET ASSETS    WAIVERS)        WAIVERS)       RATE
----------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
----------------------------------------------------------------
CLASS I
2002(5)       4.47%         0.74%          4.32%         6%
2001          4.62          0.80           4.42         16
2000          4.46          0.91           4.36         10
1999          4.21          1.05           3.92          7
1998(1)       4.34          1.03           4.05         26
1997(2)       4.73          1.05           4.44         28

CLASS A
2002(5)       4.27%         0.94%          4.12%         6%
2001          4.52          0.90           4.32         16
2000          4.21          1.16           4.11         10
1999          3.96          1.29           3.68          7
1998(1)       4.09          1.28           3.80         26
1997(2)       4.48          1.30           4.19         28

CLASS B
2002(5)       3.56%         1.65%          3.41%         6%
2001          3.67          1.70           3.52         16
2000          3.46          1.91           3.36         10
1999          3.21          2.05           2.92          7
1998(1)       3.34          2.03           3.05         26
1997(2)       3.73          2.05           3.44         28

CLASS C
2002(3,5)     3.51%         1.70%          3.36%         6%

----------------------------------------------------------------
NATIONAL TAX EXEMPT BOND FUND
----------------------------------------------------------------
CLASS I
2002(5)       4.19%         0.75%          4.04%        19%
2001          4.39          0.80           4.19         27
2000          4.37          0.81           4.10         65
1999          4.39          0.87           3.88         23
1998(4)       4.62          0.87           4.08          0

CLASS A
2002(5)       3.99%         0.95%          3.84%        19%
2001          4.29          0.90           4.09         27
2000          4.27          0.91           4.00         65
1999(4)       4.29          0.97           3.78         23

CLASS B
2002(5)       3.28%         1.66%          3.13%        19%
2001          3.59          1.55           3.44         27
2000          3.56          1.56           3.35         65
1999(4)       3.58          1.68           3.07         23

CLASS C
2002(5)       3.23%         1.71%          3.08%        19%
2001++        3.44          1.70           3.29         27
2000(4)       3.41          1.65           3.26         65


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

++ INFORMATION PRESENTED FOR THE NATIONAL TAX EXEMPT BOND FUND CLASS C REFLECTS
   THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.

1 FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

2  FOR THE YEAR ENDED JUNE 30.

3 MICHIGAN MUNICIPAL BOND CLASS C COMMENCED OPERATIONS ON AUGUST 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

4 NATIONAL TAX EXEMPT BOND FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON APRIL 9, 1998, JUNE 22, 1998, JANUARY 28, 1999 AND FEBRUARY 24, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

5 SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS REGARDING IMPLEMENTATION OF NEW ACCOUNTING STANDARDS.

6  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE NOTES TO FINANCIAL STATEMENTS.

42  MAY 31, 2002

                                                            FINANCIAL HIGHLIGHTS
                                                             TAX FREE BOND FUNDS
SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                     RATIO OF
           VALUE,        NET        UNREALIZED      FROM NET    FROM NET     NET ASSET             NET ASSETS   EXPENSES
          BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   REALIZED     VALUE, END    TOTAL    END OF     TO AVERAGE
          OF PERIOD    INCOME     ON SECURITIES      INCOME   CAPITAL GAINS  OF PERIOD   RETURN+  PERIOD (000) NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002(5)     $11.04     $0.47(1)      $ 0.16         $(0.47)      $(0.00)        $11.20     5.81 %  $154,461       0.60%
2001         10.49      0.48           0.55          (0.48)       (0.00)         11.04    10.00     156,655       0.56
2000         11.03      0.48          (0.53)         (0.48)       (0.01)         10.49    (0.40)    166,164       0.52
1999         11.13      0.53          (0.09)         (0.53)       (0.01)         11.03     3.94     205,365       0.28
1998         10.86      0.51           0.28          (0.51)       (0.01)         11.13     7.43     165,395       0.25

CLASS A
2002(5)     $11.00     $0.44(1)      $ 0.18         $(0.45)      $(0.00)        $11.17     5.70 %  $ 11,639       0.80%
2001         10.46      0.47           0.54          (0.47)       (0.00)         11.00     9.81       8,460       0.66
2000         11.00      0.47          (0.53)         (0.47)       (0.01)         10.46    (0.51)      5,173       0.62
1999         11.09      0.52          (0.08)         (0.52)       (0.01)         11.00     3.93       4,808       0.38
1998         10.82      0.51           0.28          (0.51)       (0.01)         11.09     7.39       4,037       0.25

CLASS B
2002(2,5)   $11.10     $0.18(1)      $ 0.04         $(0.18)      $(0.00)        $11.14     1.99 %  $    161       1.51%

CLASS C
2002(5)     $11.00     $0.36(1)      $ 0.15         $(0.36)      $(0.00)        $11.15     4.72 %  $  1,025       1.56%
2001(2)      10.61      0.36           0.38          (0.35)       (0.00)         11.00     7.08         281       1.51

CLASS H
2002(2,5)   $10.95     $0.06(1)      $ 0.20         $(0.06)      $(0.00)        $11.15     2.35 %  $     30       1.59%

--------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS I
2002(5)     $10.36     $0.46(1)      $ 0.11         $(0.46)      $(0.00)        $10.47     5.57 %  $ 51,319       0.64%
2001          9.89      0.47(1)        0.47          (0.47)       (0.00)         10.36     9.64      45,441       0.63
2000         10.39      0.45          (0.46)         (0.47)       (0.02)          9.89    (0.06)     45,021       0.53
1999         10.45      0.51          (0.07)         (0.49)       (0.01)         10.39     4.21      40,171       0.48
1998         10.22      0.46           0.24          (0.46)       (0.01)(4)      10.45     6.95      38,753       0.69

CLASS A
2002(5)     $10.38     $0.44(1)      $ 0.11         $(0.44)      $(0.00)        $10.49     5.36 %  $  1,015      0.84%
2001          9.91      0.46(1)        0.47          (0.46)       (0.00)         10.38     9.52         399       0.73
2000         10.40      0.44          (0.45)         (0.46)       (0.02)          9.91    (0.05)        216       0.63
1999         10.45      0.48          (0.04)         (0.48)       (0.01)         10.40     4.21         218       0.58
1998         10.22      0.45           0.24          (0.45)       (0.01)(4)      10.45     6.84         125       0.77

CLASS C
2002(5)     $10.38     $0.35(1)      $ 0.11         $(0.36)      $(0.00)        $10.48     4.46 %  $    463       1.60%
2001++        9.91      0.04(1)        0.47          (0.04)       (0.00)         10.38     5.18           4       1.24
2000(3)       9.95      0.13          (0.14)         (0.03)       (0.00)          9.91    (0.06)         --       1.53



                            RATIO         RATIO OF NET
            RATIO OF NET OF EXPENSES   INVESTMENT INCOME
             INVESTMENT   TO AVERAGE      TO AVERAGE
                INCOME     NET ASSETS     NET ASSETS     PORTFOLIO
             TO AVERAGE  (BEFORE FEE     (BEFORE FEE     TURNOVER
             NET ASSETS    WAIVERS)        WAIVERS)       RATE
------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND
------------------------------------------------------------------
CLASS I
2002(5)        4.20%         0.75%          4.05%          19%
2001           4.44          0.76           4.24           20
2000           4.52          0.80           4.24           31
1999           4.77          0.78           4.27           19
1998           4.67          0.80           4.12           15

CLASS A
2002(5)        4.00%         0.95%          3.85%          19%
2001           4.34          0.86           4.14           20
2000           4.42          0.90           4.14           31
1999           4.67          0.88           4.17           19
1998           4.59          0.80           4.04           15

CLASS B
2002(2,5)      3.29%         1.66%          3.14%          19%

CLASS C
2002(5)        3.24%         1.71%          3.09%          19%
2001(2)        3.49          1.66           3.34           20

CLASS H
2002(2,5)      3.16%         1.74%          3.01%          19%

------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
------------------------------------------------------------------
CLASS I
2002(5)        4.40%         0.79%          4.25%          13%
2001           4.57          0.86           4.34           25
2000           4.55          0.84           4.24           38
1999           4.80          0.83           4.45           15
1998           4.40          0.84           4.25           20

CLASS A
2002(5)        4.20%         0.99%          4.05%          13%
2001           4.47          0.96           4.24           25
2000           4.45          0.94           4.14           38
1999           4.70          0.93           4.35           15
1998           4.32          0.94           4.15           20

CLASS C
2002(5)        3.44%         1.75%          3.29%          13%
2001++         3.72          1.42           3.54           25
2000(3)        3.55          1.68           3.40           38



+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

++ INFORMATION PRESENTED FOR THE PENNSYLVANIA MUNICIPAL BOND FUND CLASS C
   REFLECTS THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.

1  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

2 OHIO TAX EXEMPT BOND FUND CLASS B, CLASS C AND CLASS H COMMENCED OPERATIONS ON DECEMBER 4, 2001, JUNE 23, 2000 AND APRIL 1, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

3 PENNSYLVANIA MUNICIPAL BOND FUND CLASS C COMMENCED OPERATIONS ON FEBRUARY 24, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

4 INCLUDES DISTRIBUTION IN EXCESS OF NET REALIZED CAPITAL GAINS OF $(0.01) AND $(0.01) FOR CLASS I AND CLASS A, RESPECTIVELY, OF THE PENNSYLVANIA MUNICIPAL BOND FUND.

5 SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS REGARDING IMPLEMENTATION OF NEW ACCOUNTING STANDARDS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 MAY 31, 2002 43

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA CORE EQUITY FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- 98.0%
BASIC MATERIALS -- 4.0%
  Alcoa                            64,400       $ 2,253
  Weyerhaeuser#                    55,700         3,648
                                                -------
                                                  5,901
---------------------------------------------------------
COMMERCIAL SERVICES -- 5.2%
  Concord EFS*#                    78,800         2,464
  First Data                       32,900         2,606
  Sungard Data Systems*            90,200         2,536
                                                -------
                                                  7,606
---------------------------------------------------------
CONSUMER CYCLICALS -- 13.1%
  Fortune Brands                   64,400         3,455
  Johnson Controls                 21,000         1,849
  Lowe's                           68,600         3,235
  Masco                           128,600         3,429
  Target                           78,900         3,271
  TJX                             191,000         4,028
                                                -------
                                                 19,267
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 5.7%
  Avon Products                    41,500         2,198
  Estee Lauder, Cl A#              84,000         3,087
  Kimberly-Clark                   47,800         3,103
                                                -------
                                                  8,388
---------------------------------------------------------
CONSUMER SERVICES -- 1.9%
  Carnival#                        90,500         2,751
---------------------------------------------------------
ENERGY -- 4.6%
  ChevronTexaco                    45,015         3,927
  Conoco                          105,900         2,847
                                                -------
                                                  6,774
---------------------------------------------------------
FINANCIALS -- 18.8%
  American International Group     40,700         2,726
  Bank of America                  50,700         3,843
  Bank of New York                 71,300         2,588
  Chubb                            45,800         3,442
  Citigroup                        84,200         3,636
  FleetBoston Financial            83,700         2,950
  Freddie Mac                      48,100         3,153
  Morgan Stanley Dean Witter       44,200         2,009
  North Fork Bancorporation        84,500         3,322
                                                -------
                                                 27,669
---------------------------------------------------------

---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTHCARE -- 14.4%
  Abbott Laboratories              56,600       $ 2,688
  Baxter International             44,000         2,363
  Bristol-Myers Squibb             78,400         2,440
  Merck                            50,800         2,901
  Pfizer                           94,000         3,252
  Pharmacia                        75,300         3,252
  Tenet Healthcare*                57,100         4,254
                                                -------
                                                 21,150
---------------------------------------------------------
INDUSTRIALS -- 8.3%
  Caterpillar                      46,500         2,431
  Danaher#                         52,800         3,676
  Deere                            65,700         3,088
  United Technologies              43,200         2,975
                                                -------
                                                 12,170
---------------------------------------------------------
TECHNOLOGY -- 14.5%
  General Dynamics                 33,400         3,360
  Lexmark International*           46,500         2,904
  Microsoft*                       80,500         4,098
  Motorola                        190,300         3,043
  Northrop Grumman                 28,100         3,409
  Teradyne*#                       89,000         2,410
  Texas Instruments                71,000         2,036
                                                -------
                                                 21,260
---------------------------------------------------------
TRANSPORTATION -- 3.8%
  Southwest Airlines              153,400         2,612
  Union Pacific                    49,900         3,056
                                                -------
                                                  5,668
---------------------------------------------------------
UTILITIES -- 3.7%
  Dominion Resources of Virginia   52,800         3,420
  Exelon                           37,700         2,017
                                                -------
                                                  5,437
---------------------------------------------------------
Total Common Stock (Cost $136,858)              144,041
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.9%
  Armada Money Market Fund,
   Class I+                      2,800,308         2,800
---------------------------------------------------------
Total Related Party Money Market Fund
     (Cost $2,800)                                2,800
---------------------------------------------------------
Total Investments -- 99.9% (Cost $139,658)      146,841
---------------------------------------------------------
Other Assets & Liabilities, Net -- 0.1%             168
---------------------------------------------------------




44  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA CORE EQUITY FUND



---------------------------------------------------------
                                                  VALUE
                                                  (000)
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)    $139,832
Undistributed net investment income                 169
Accumulated net realized loss on investments       (175)
Net unrealized appreciation on investments        7,183
---------------------------------------------------------
Total Net Assets -- 100.0%                     $147,009
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  12,989,640 outstanding shares of
  beneficial interest)                           $10.87
---------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  (based on 307,740 outstanding shares
  of beneficial interest)                        $10.77
---------------------------------------------------------
Maximum Offering Price Per Share -- Class A
  ($10.77 / 94.50%)                              $11.40
---------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  (based on 192,167 outstanding shares
  of beneficial interest)                        $10.48
---------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  (based on 47,619 outstanding shares of
  beneficial interest)                           $10.48
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 646 outstanding shares
  of beneficial interest)                        $10.49
---------------------------------------------------------
Maximum Offering Price Per Share -- Class H
  ($10.49 / 99.00%)                              $10.60
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.




                                                                 MAY 31, 2002 45

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA EQUITY GROWTH FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- 99.0%
BASIC MATERIALS -- 4.5%
  Air Products & Chemicals        220,000      $ 11,033
  Avery Dennison                  200,550        13,110
  Rohm & Haas#                    325,000        12,246
                                                -------
                                                 36,389
---------------------------------------------------------
COMMERCIAL SERVICES -- 7.8%
  Automatic Data Processing#      191,840         9,960
  Concord EFS*#                   276,900         8,659
  First Data                      243,000        19,246
  Omnicom Group                   144,927        12,517
  Sungard Data Systems*           435,000        12,232
                                                -------
                                                 62,614
---------------------------------------------------------
CONSUMER CYCLICALS -- 8.4%
  Home Depot                      211,298         8,809
  Johnson Controls                118,000        10,391
  Lowe's                          280,000        13,205
  Target                          290,000        12,021
  Wal-Mart Stores#                430,619        23,296
                                                -------
                                                 67,722
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 6.1%
  Estee Lauder, Cl A#             345,000        12,679
  PepsiCo                         389,615        20,252
  Procter & Gamble                180,078        16,126
                                                -------
                                                 49,057
---------------------------------------------------------
CONSUMER SERVICES -- 8.7%
  Carnival#                       380,000        11,552
  Comcast, Cl A*#                 388,674        10,945
  Harley-Davidson#                195,622        10,286
  Hilton Hotels                   670,000         9,514
  McGraw-Hill                     193,000        12,184
  Viacom, Cl B*                   322,000        15,765
                                                -------
                                                 70,246
---------------------------------------------------------
ENERGY -- 8.2%
  Anadarko Petroleum#             252,000        12,789
  Exxon Mobil                     550,588        21,985
  GlobalSantaFe                   317,000        10,699
  Noble*#                         240,000        10,277
  Schlumberger                    200,101        10,333
                                                -------
                                                 66,083
---------------------------------------------------------


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK --CONTINUED
FINANCIALS -- 17.4%
  American International Group    141,191       $ 9,456
  Bank of New York                248,000         9,002
  Citigroup#                      310,273        13,398
  Fifth Third Bancorp#            180,000        11,731
  Freddie Mac                     163,550        10,721
  Goldman Sachs Group             117,000         8,828
  Marsh & McLennan                 85,700         8,647
  MBNA                            480,388        17,395
  North Fork Bancorporation       350,000        13,758
  Principal Financial Group*      441,000        13,406
  State Street#                   281,130        13,061
  XL Capital, Cl A                125,000        11,065
                                                -------
                                                140,468
---------------------------------------------------------
HEALTHCARE -- 13.4%
  Abbott Laboratories             270,000        12,825
  Amgen*                          180,000         8,573
  Bristol-Myers Squibb            138,356         4,306
  Johnson & Johnson               260,836        16,002
  Medtronic                       298,201        13,762
  Merck                           188,605        10,769
  Pfizer                          832,539        28,806
  Pharmacia                       308,184        13,311
                                                -------
                                                108,354
---------------------------------------------------------
INDUSTRIALS -- 3.7%
  Danaher#                        150,000        10,443
  General Electric                264,667         8,242
  United Technologies             159,489        10,984
                                                -------
                                                 29,669
---------------------------------------------------------
TECHNOLOGY -- 16.4%
  Altera*#                        524,220         9,452
  Analog Devices*                 177,240         6,490
  Cisco Systems*                  780,624        12,318
  Intel                           788,470        21,778
  L-3 Communications Holdings*    122,000         7,698
  Lexmark International*#         253,000        15,800
  Lockheed Martin                 222,000        13,775
  Microsoft*                      231,824        11,802
  Motorola                        622,000         9,946
  Teradyne*#                      363,000         9,830
  Texas Instruments               479,532        13,748
                                                -------
                                                132,637
---------------------------------------------------------
TELECOMMUNICATIONS -- 3.5%
  SBC Communications              325,528        11,162
  Verizon Communications          400,837        17,236
                                                -------
                                                 28,398
---------------------------------------------------------
TRANSPORTATION -- 0.9%
  Southwest Airlines              400,000         6,812
---------------------------------------------------------
Total Common Stock (Cost $679,290)              798,449
---------------------------------------------------------




46  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA EQUITY GROWTH FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.2%
  Armada Money Market Fund,
     Class I+                   9,670,939       $ 9,671
---------------------------------------------------------
Total Related Party Money Market Fund
     (Cost $9,671)                                9,671
---------------------------------------------------------
Total Investments -- 100.2% (Cost $688,961)     808,120
---------------------------------------------------------
Other Assets & Liabilities, Net -- (0.2)%        (1,348)
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)     690,470
Undistributed net investment income                  81
Accumulated net realized loss on investments     (2,938)
Net unrealized appreciation on investments      119,159
---------------------------------------------------------
Total Net Assets -- 100.0%                     $806,772
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  35,809,942 outstanding shares of
  beneficial interest)                           $19.54
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 5,338,591
  outstanding shares of beneficial
  interest)                                      $19.34
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($19.34 / 94.50%)                      $20.47
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 158,024
  outstanding shares of beneficial
  interest)                                      $18.81
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 34,772
  outstanding shares of beneficial
  interest)                                      $18.82
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 1,342 outstanding shares of
  beneficial interest)                           $18.82
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($18.82 / 99.00%)                      $19.01
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.





                                                                 MAY 31, 2002 47

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA EQUITY INDEX FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- 97.5%
BASIC MATERIALS -- 3.0%
  Air Products & Chemicals          7,284        $  365
  Alcan                            10,282           392
  Alcoa#                           27,217           952
  Allegheny Technologies            2,572            45
  Ashland                           2,212            84
  Avery Dennison                    3,522           230
  Ball                              1,757            73
  Barrick Gold#                    17,176           374
  Bemis                             1,692            84
  Boise Cascade                     1,860            66
  Dow Chemical                     28,901           964
  Eastman Chemical                  2,471           114
  EI du Pont de Nemours            32,851         1,511
  Engelhard                         4,159           129
  Freeport-McMoran Copper &
     Gold, Cl B*                    4,614            91
  Georgia-Pacific Group             7,363           197
  Goodyear Tire & Rubber            5,228           115
  Great Lakes Chemical              1,608            41
  Hercules*                         3,477            44
  Inco*                             5,828           132
  International Paper#             15,444           666
  Louisiana-Pacific                 3,348            35
  MeadWestvaco                      6,361           201
  Newmont Mining                   12,553           392
  Nucor                             2,493           166
  Pactiv*                           5,106           118
  Phelps Dodge#                     2,521            98
  Placer Dome                      10,522           143
  PPG Industries                    5,395           309
  Praxair                           5,154           289
  Rohm & Haas                       7,062           266
  Sealed Air*                       2,684           120
  Sherwin-Williams                  4,950           156
  Sigma-Aldrich                     2,331           111
  Temple-Inland                     1,578            88
  United States Steel               2,850            59
  Weyerhaeuser                      6,929           454
  Worthington Industries            2,736            42
                                                -------
                                                  9,716
---------------------------------------------------------
COMMERCIAL SERVICES -- 2.0%
  Automatic Data Processing        19,759         1,026
  Cintas                            5,439           284
  Computer Sciences*                5,459           259
  Concord EFS*                     16,142           505
  Convergys*                        5,515           145
  Electronic Data Systems          15,191           802
  First Data                       12,225           968
  Fiserv*                           5,997           255
  IMS Health#                       9,470           199
  Interpublic Group                12,101           399
  Moody's                           5,000           241
  Omnicom Group                     5,955           514
  Paychex                          11,994           416
  Quintiles Transnational*          3,833            54


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
COMMERCIAL SERVICES -- CONTINUED
  Robert Half International*#       5,621        $  139
  Ryder System                      1,944            58
  TMP Worldwide*                    3,543            96
                                                -------
                                                  6,360
---------------------------------------------------------
CONSUMER CYCLICALS -- 8.7%
  Alberto-Culver, Cl B#             1,818            96
  Autozone*                         3,456           283
  Bed Bath & Beyond*                9,294           319
  Best Buy*                        10,135           468
  Big Lots*                         3,648            65
  Black & Decker                    2,556           122
  Centex                            1,946           105
  Circuit City Stores               6,675           153
  Cooper Tire & Rubber              2,326            53
  Costco Wholesale*                14,492           569
  Cummins                           1,324            49
  CVS                              12,522           401
  Dana                              4,760           101
  Delphi Automotive Systems#       17,953           283
  Dillard's, Cl A                   2,623            79
  Dollar General                   10,595           182
  Family Dollar Stores              5,524           199
  Federated Department Stores*      6,174           256
  Fluor                             2,568            97
  Ford Motor                       58,030         1,024
  Fortune Brands                    4,762           256
  Gap                              27,638           403
  General Motors#                  17,801         1,106
  Home Depot                       75,093         3,131
  JC Penney#                        8,454           207
  Johnson Controls                  2,797           246
  Jones Apparel Group*              4,020           160
  KB Home                           1,612            83
  Kohl's*                          10,733           805
  Leggett & Platt                   6,296           166
  Limited                          16,563           348
  Liz Claiborne                     3,372           103
  Lowe's                           24,814         1,170
  Masco                            14,707           392
  May Department Stores             9,589           337
  Maytag                            2,460           110
  Navistar International*           1,903            68
  Nike, Cl B                        8,609           463
  Nordstrom                         4,307           106
  Office Depot*                     9,838           180
  Paccar                            3,689           163
  Pulte                             1,888           102
  RadioShack                        5,719           196
  Reebok International*             1,887            49
  Sears Roebuck                    10,338           610
  Staples*#                        14,792           312
  Target                           28,930         1,199
  Tiffany                           4,681           175
  TJX                              17,479           369
  Toys 'R' Us*                      6,351           116




48  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA EQUITY INDEX FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
CONSUMER CYCLICALS -- CONTINUED
  VF                                3,556       $   151
  Visteon                           4,178            66
  Vulcan Materials                  3,246           155
  Wal-Mart Stores                 142,829         7,727
  Walgreen                         32,688         1,251
  Whirlpool                         2,145           153
  Yum! Brands*                      4,674           299
                                                -------
                                                 27,837
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 9.2%
  Adolph Coors, Cl B                1,150            77
  Albertson's#                     13,013           458
  Anheuser-Busch                   28,337         1,462
  Archer-Daniels-Midland           21,192           308
  Avon Products                     7,570           401
  Brown-Forman, Cl B                2,188           172
  Campbell Soup                    13,128           371
  Clorox                            7,453           341
  Coca-Cola                        79,690         4,428
  Coca-Cola Enterprises            14,251           310
  Colgate-Palmolive                17,679           958
  Conagra Foods                    17,217           424
  Ecolab                            4,097           195
  General Mills                    11,674           531
  Gillette                         33,819         1,203
  H.J. Heinz#                      11,221           456
  Hershey Foods                     4,345           290
  International Flavors &
     Fragrances                     3,039           104
  Kellogg                          13,025           478
  Kimberly-Clark                   16,829         1,093
  Kroger*                          25,742           575
  Newell Rubbermaid                 8,546           292
  Pepsi Bottling Group              9,097           300
  PepsiCo                          56,067         2,914
  Philip Morris                    69,432         3,975
  Procter & Gamble                 41,518         3,718
  Safeway*                         16,083           654
  Sara Lee                         25,102           529
  Supervalu                         4,272           129
  Sysco                            21,359           595
  Tupperware                        1,863            41
  Unilever, ADR                    18,316         1,200
  UST                               5,301           203
  Winn-Dixie Stores                 4,504            87
  Wm. Wrigley                       7,218           414
                                                -------
                                                 29,686
---------------------------------------------------------
CONSUMER SERVICES -- 5.1%
  American Greetings, Cl A          2,034            42
  AOL Time Warner*                141,852         2,653
  Apollo Group, Cl A*               5,524           191
  Brunswick                         2,811            75
  Carnival#                        18,783           571
  Clear Channel Communications*    19,152         1,019
  Comcast, Cl A*                   30,281           853


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
CONSUMER SERVICES -- CONTINUED
  Darden Restaurants#               5,601        $  141
  Deluxe                            2,126            96
  Dow Jones                         2,721           150
  Eastman Kodak#                    9,323           310
  Gannett                           8,487           643
  Harley-Davidson                   9,701           510
  Harrah's Entertainment*           3,615           172
  Hasbro                            5,536            85
  Hilton Hotels                    11,835           168
  International Game Technology*    2,812           176
  Knight Ridder                     2,694           177
  Marriott International, Cl A      7,722           312
  Mattel                           13,832           294
  McDonald's                       41,192         1,233
  McGraw-Hill                       6,194           391
  Meredith                          1,580            64
  New York Times, Cl A              4,858           244
  RR Donnelley & Sons               3,670           106
  Starbucks*                       12,218           297
  Starwood Hotels & Resorts
     Worldwide                      6,337           224
  Tribune                           9,546           406
  Univision Communications, Cl A*   6,732           269
  Viacom, Cl B*                    56,827         2,782
  Walt Disney                      65,328         1,497
  Wendy's International             3,352           127
                                                -------
                                                 16,278
---------------------------------------------------------
ENERGY -- 7.1%
  Amerada Hess                      2,842           234
  Anadarko Petroleum                7,971           405
  Apache                            4,390           244
  Baker Hughes                     10,763           394
  BJ Services*#                     5,009           188
  Burlington Resources              6,434           261
  ChevronTexaco                    34,186         2,983
  Conoco                           20,044           539
  Devon Energy                      4,984           260
  El Paso                          16,353           419
  EOG Resources                     3,701           152
  Exxon Mobil                     219,207         8,753
  Halliburton                      13,759           255
  Kerr-McGee                        3,210           186
  Marathon Oil                      9,915           272
  McDermott International*          1,977            26
  Nabors Industries*#               4,529           199
  Noble*                            4,237           181
  Occidental Petroleum             11,972           358
  Phillips Petroleum               12,218           703
  Rowan                             3,004            77
  Royal Dutch Petroleum, ADR       68,063         3,743
  Schlumberger                     18,449           953
  Sunoco                            2,519            90
  Transocean Sedco Forex           10,215           390
  Unocal                            7,819           288
  Williams                         16,515           235
                                                -------
                                                 22,788
---------------------------------------------------------



                                                                 MAY 31, 2002 49

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA EQUITY INDEX FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
FINANCIALS -- 18.9%
  ACE                               8,320        $  288
  Aetna                             4,593           220
  Aflac                            16,733           538
  Allstate                         22,849           879
  AMBAC Financial Group             3,382           228
  American Express                 42,755         1,818
  American International Group     83,718         5,607
  Amsouth Bancorporation           11,678           259
  AON                               8,628           288
  Bank of America                  50,417         3,822
  Bank of New York                 23,600           857
  Bank One                         37,366         1,518
  BB&T                             14,518           546
  Bear Stearns                      3,017           181
  Capital One Financial             6,886           430
  Cendant*                         31,452           575
  Charles Schwab#                  43,795           529
  Charter One Financial             7,202           261
  Chubb                             5,441           409
  Cincinnati Financial              5,176           235
  Citigroup                       164,867         7,119
  Comerica                          5,707           366
  Conseco*#                        11,046            31
  Countrywide Credit                3,918           193
  Equifax                           4,643           128
  Fannie Mae                       32,013         2,561
  Fifth Third Bancorp              18,516         1,207
  First Tennessee National          4,060           158
  FleetBoston Financial            33,488         1,180
  Franklin Resources                8,357           364
  Freddie Mac                      22,274         1,460
  Golden West Financial             5,051           353
  H&R Block                         5,879           264
  Hartford Financial Services       7,857           519
  Household International#         14,668           750
  Huntington Bancshares             8,049           161
  Jefferson-Pilot                   4,821           230
  John Hancock Financial Services   9,572           351
  JP Morgan Chase                  63,225         2,273
  Keycorp                          13,571           370
  Lehman Brothers Holdings          7,636           466
  Lincoln National                  6,070           272
  Loews                             6,137           350
  Marsh & McLennan                  8,801           888
  Marshall & Ilsley                 3,384           210
  MBIA                              4,756           267
  MBNA                             27,296           988
  Mellon Financial                 14,142           525
  Merrill Lynch                    27,120         1,104
  Metlife                          23,226           772
  MGIC Investment#                  3,435           250
  Morgan Stanley Dean Witter       35,145         1,598
  National City                    19,420           646
  Northern Trust                    7,118           369
  PNC Financial Services Group      9,103           512


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
FINANCIALS -- CONTINUED
  Progressive                       7,047        $  417
  Providian Financial               9,107            74
  Regions Financial                 7,288           263
  Safeco                            4,095           131
  SLM                               5,025           485
  SouthTrust                       10,981           285
  St. Paul                          6,647           283
  State Street                     10,426           484
  Stilwell Financial                7,092           153
  SunTrust Banks                    9,255           632
  Synovus Financial                 9,335           249
  T Rowe Price Group                3,956           143
  Torchmark#                        3,979           161
  Union Planters                    4,403           221
  UnumProvident                     7,756           196
  US Bancorp                       61,106         1,445
  Wachovia                         43,610         1,673
  Washington Mutual                30,862         1,200
  Wells Fargo                      54,323         2,847
  XL Capital, Cl A                  4,252           376
  Zions Bancorporation              2,940           162
                                                -------
                                                 60,623
---------------------------------------------------------
HEALTHCARE -- 13.5%
  Abbott Laboratories              49,750         2,363
  Allergan                          4,204           265
  Amgen*                           33,504         1,596
  Applied Biosystems Group -
    Applera                         6,791           124
  Bard (C.R.)                       1,637            90
  Bausch & Lomb                     1,718            65
  Baxter International             18,919         1,016
  Becton Dickinson                  8,285           311
  Biogen*                           4,740           236
  Biomet                            8,640           244
  Boston Scientific*               12,925           360
  Bristol-Myers Squibb             62,003         1,930
  Cardinal Health                  14,449           960
  Chiron*                           6,061           219
  Cigna                             4,636           492
  Eli Lilly                        36,026         2,331
  Forest Laboratories*              5,703           421
  Genzyme Corp-General Division*    6,799           218
  Guidant*                          9,765           391
  HCA - The Healthcare Company     16,505           811
  Health Management Associates,
     Cl A*                          7,857           162
  Healthsouth*                     12,571           178
  Humana*                           5,405            82
  Immunex*                         17,453           440
  Johnson & Johnson                98,297         6,031
  King Pharmaceuticals*             7,871           213
  Manor Care*                       3,280            85
  McKesson HBOC                     9,165           344
  Medimmune*                        7,934           258
  Medtronic                        38,795         1,790
  Merck                            72,894         4,162




50  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA EQUITY INDEX FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTHCARE -- CONTINUED
  Pfizer                          201,461       $ 6,971
  Pharmacia                        41,319         1,785
  Schering-Plough                  46,918         1,241
  St. Jude Medical*                 2,790           235
  Stryker                           6,300           344
  Tenet Healthcare*                10,430           777
  UnitedHealth Group                9,990           907
  Watson Pharmaceuticals*           3,412            89
  Wellpoint Health Networks*        4,628           343
  Wyeth                            42,275         2,346
  Zimmer Holdings*                  6,210           217
                                                -------
                                                 43,443
---------------------------------------------------------
INDUSTRIALS -- 5.7%
  3M                               12,564         1,576
  Allied Waste Industries*          6,312            71
  American Power Conversion*        6,266            87
  Caterpillar                      11,000           575
  Danaher                           4,580           319
  Deere                             7,525           354
  Emerson Electric                 13,715           793
  General Electric                318,127         9,906
  Genuine Parts                     5,550           203
  Grainger (W.W.)                   2,998           158
  Illinois Tool Works               9,764           694
  ITT Industries                    2,833           190
  Pall                              3,914            89
  Parker Hannifin                   3,759           184
  Rockwell Automation               5,890           129
  Snap-On Tools                     1,855            59
  Stanley Works                     2,736           117
  Tyco International               63,934         1,403
  United Technologies              15,013         1,034
  Waste Management                 20,118           552
                                                -------
                                                 18,493
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
  Equity Office Properties Trust   13,278           400
  Equity Residential
  Properties Trust                  8,678           251
  Plum Creek Timber                 5,902           180
                                                -------
                                                    831
---------------------------------------------------------
TECHNOLOGY -- 16.2%
  ADC Telecommunications*          25,299            85
  Adobe Systems                     7,601           274
  Advanced Micro Devices*          10,890           124
  Agilent Technologies*            14,761           389
  Altera*                          12,343           223
  American Standard*                2,297           173
  Analog Devices*                  11,593           425
  Andrew*                           2,608            45
  Apple Computer*                  11,242           262
  Applied Materials*               52,316         1,160
  Applied Micro Circuits*           9,560            59


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
TECHNOLOGY -- CONTINUED
  Autodesk                          3,512       $    47
  Avaya*#                          11,537            80
  BMC Software*                     7,827           132
  Boeing                           26,838         1,145
  Broadcom, Cl A*                   8,407           190
  Cisco Systems*                  235,050         3,709
  Citrix Systems*                   6,016            64
  Computer Associates
    International                  18,458           320
  Compuware*                       11,916            88
  Comverse Technology*              5,944            70
  Conexant Systems*                 8,165            58
  Cooper Industries, Cl A           3,002           130
  Corning                          30,307           145
  Crane                             1,912            53
  Dell Computer*                   83,638         2,246
  Dover                             6,487           231
  Eaton                             2,221           179
  EMC-Mass*                        70,999           515
  Gateway*                         10,381            56
  General Dynamics                  6,466           650
  Goodrich                          3,266           109
  Hewlett-Packard                  96,503         1,842
  Honeywell International          26,059         1,022
  Ingersoll-Rand, Cl A              5,384           271
  Intel                           215,089         5,941
  International Business Machines  55,203         4,441
  Intuit*                           6,795           297
  Jabil Circuit*                    6,318           145
  JDS Uniphase*                    42,545           149
  Kla-Tencor*                       5,938           310
  Lexmark International*            4,166           260
  Linear Technology                10,144           378
  Lockheed Martin                  14,116           876
  LSI Logic*                       11,756           134
  Lucent Technologies*#           109,408           509
  Maxim Integrated Products*       10,349           476
  Mercury Interactive*              2,651            90
  Micron Technology*               19,204           453
  Microsoft*                      173,382         8,827
  Millipore                         1,530            61
  Molex                             6,271           237
  Motorola                         71,324         1,140
  National Semiconductor*           5,638           173
  NCR*                              3,113           114
  Network Appliance*#              10,611           138
  Nortel Networks                 102,570           227
  Northrop Grumman                  3,539           429
  Novell*                          11,606            40
  Novellus Systems*#                4,593           195
  Nvidia*                           4,633           155
  Oracle*                         175,979         1,394
  Palm*                            18,201            29
  Parametric Technology*            8,414            29
  Peoplesoft*                       9,705           199





                                                                 MAY 31, 2002 51

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA EQUITY INDEX FUND


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
TECHNOLOGY -- CONTINUED
  PerkinElmer                       3,948       $    55
  Pitney Bowes                      7,815           320
  PMC -- Sierra*                    5,290            75
  Power-One*                        2,527            23
  QLogic*#                          2,969           136
  Qualcomm*                        24,496           775
  Rational Software*                6,221            71
  Raytheon                         12,527           554
  Sabre Holdings*                   4,277           169
  Sanmina*                         16,692           192
  Scientific-Atlanta                5,022            98
  Seagate*                          5,934             2
  Siebel Systems*                  14,817           270
  Solectron*                       26,296           212
  Sun Microsystems*               103,878           716
  Symbol Technologies               7,318            63
  Tektronix*                        2,948            60
  Tellabs*                         13,138           127
  Teradyne*                         5,795           157
  Texas Instruments                55,509         1,591
  Textron                           4,526           212
  Thermo Electron*                  5,698           105
  Thomas & Betts                    1,864            41
  TRW                               4,047           222
  Unisys*                          10,225           117
  Veritas Software*                12,845           291
  Vitesse Semiconductor*            6,104            31
  Waters*                           4,192           112
  Xerox*#                          23,072           207
  Xilinx*                          10,704           377
  Yahoo*                           18,253           292
                                                -------
                                                 52,090
---------------------------------------------------------
TELECOMMUNICATIONS -- 4.2%
  Alltel                            9,947           512
  AT&T#                           113,378         1,357
  AT&T Wireless Services*          86,610           703
  BellSouth                        60,148         2,002
  CenturyTel                        4,522           140
  CIENA*                           10,484            59
  Citizens Communications*          8,976            84
  Nextel Communications, Cl A*     25,582           124
  Qwest Communications
     International                 53,354           275
  Rockwell Collins                  5,885           153
  SBC Communications              107,723         3,694
  Sprint (FON Group)#              28,427           468
  Sprint (PCS Group)*#             31,586           330
  Verizon Communications           86,986         3,741
                                                -------
                                                 13,642
---------------------------------------------------------


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
TRANSPORTATION -- 0.8%
  AMR*                              4,951        $  104
  Burlington Northern Santa Fe     12,391           351
  CSX                               6,831           235
  Delta Air Lines                   3,949           104
  FedEx*                            9,553           515
  Norfolk Southern                 12,355           261
  Southwest Airlines               24,525           418
  Union Pacific                     7,961           487
                                                -------
                                                  2,475
---------------------------------------------------------
UTILITIES -- 2.8%
  AES*                             17,082           112
  Allegheny Energy                  4,007           144
  Ameren                            4,411           193
  American Electric Power#         10,326           441
  Calpine*#                        11,878           114
  Cinergy                           5,099           186
  CMS Energy                        4,262            77
  Consolidated Edison               6,801           298
  Constellation Energy Group        5,246           159
  Dominion Resources of Virginia    8,429           546
  DTE Energy                        5,212           244
  Duke Energy#                     26,451           847
  Dynegy, Cl A                     11,245           100
  Edison International*            10,441           195
  Entergy                           7,083           311
  Exelon                           10,283           550
  FirstEnergy                       9,537           329
  FPL Group                         5,635           355
  KeySpan                           4,457           169
  Kinder Morgan                     3,954           171
  Mirant*                          12,838           122
  Nicor                             1,435            69
  NiSource                          6,627           161
  Peoples Energy                    1,134            45
  PG&E*                            12,410           267
  Pinnacle West Capital             2,712           109
  PPL                               4,693           166
  Progress Energy                   7,010           363
  Progress Energy, CVO*             2,575            --
  Public Service Enterprise Group   6,649           301
  Reliant Energy                    9,554           163
  Sempra Energy                     6,640           166
  Southern#                        22,276           601
  Teco Energy                       4,472           111
  TXU                               8,495           436
  XCEL Energy                      11,794           253
                                                -------
                                                  8,874
---------------------------------------------------------
WHOLESALE -- 0.1%
  AmerisourceBergen#                3,297           254
---------------------------------------------------------
Total Common Stock (Cost $329,743)              313,390
---------------------------------------------------------




52  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA EQUITY INDEX FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
REGISTERED INVESTMENT COMPANY -- 0.8%
  S&P Depository Receipt, Trust
     Series 1                      25,000      $  2,673
---------------------------------------------------------
Total Registered Investment Company
     (Cost $2,706)                                2,673
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.7%
  Armada Money Market Fund,
     Class I+                   5,290,161         5,290
---------------------------------------------------------
Total Related Party Money Market
     Fund (Cost $5,290)                           5,290
---------------------------------------------------------
Total Investments -- 100.0% (Cost $337,739)     321,353
---------------------------------------------------------
Other Assets & Liabilities, Net -- 0.0%              68
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)     360,403
Undistributed net investment income                 690
Accumulated net realized loss on investments    (23,174)
Net unrealized depreciation on investments
  and futures                                   (16,498)
---------------------------------------------------------
Total Net Assets -- 100.0%                     $321,421
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  33,795,381 outstanding shares of
  beneficial interest)                            $9.21
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 859,198
  outstanding shares of beneficial
  interest)                                       $9.18
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($9.18 / 96.25%)                        $9.54
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 160,816
  outstanding shares of beneficial
  interest)                                       $9.14
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 96,662
  outstanding shares of beneficial
  interest)                                       $9.15
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 6,238 outstanding shares of
  beneficial interest)                            $9.13
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($9.13 / 99.00%)                        $9.22
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
CVO -- CONTINGENT VALUE OBLIGATION
SEE NOTES TO FINANCIAL STATEMENTS.





                                                                 MAY 31, 2002 53

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA INTERNATIONAL EQUITY FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
FOREIGN COMMON STOCK -- 85.3%
AUSTRALIA -- 0.7%
  John Fairfax Holdings         1,885,700      $  3,821
---------------------------------------------------------
BELGIUM -- 1.6%
  Interbrew#                      198,170         5,996
  Umicore#                         61,668         2,576
                                                -------
                                                  8,572
---------------------------------------------------------
BRAZIL -- 2.4%
  Cia de Bebidas das
     Americas, ADR                188,700         3,567
  Empresa Bras de
     Aeronautica, ADR             141,918         3,349
  Petroleo Brasileiro, ADR        238,570         5,680
                                                -------
                                                 12,596
---------------------------------------------------------
CANADA -- 0.5%
  Talisman Energy                  57,800         2,557
---------------------------------------------------------
CHINA -- 1.3%
  Aluminum Corporation of China 2,662,100           478
  China Mobile*                   724,134         2,289
  Huaneng Power International   5,192,481         4,327
                                                -------
                                                  7,094
---------------------------------------------------------
DENMARK -- 1.1%
  Danske Bank A/S#                182,135         3,333
  Novo-Nordisk A/S, Cl B#          86,412         2,751
                                                -------
                                                  6,084
---------------------------------------------------------
FINLAND -- 1.2%
  Metso Oyj                       331,900         4,642
  Nokia Oyj, ADR                  122,300         1,698
                                                -------
                                                  6,340
---------------------------------------------------------
FRANCE -- 8.1%
  Alcatel, ADR                    174,300         2,006
  Alstom#                          94,200         1,185
  Altran Technologies#             50,114         2,463
  Atos Origin*#                    37,584         2,248
  Aventis, ADR                     37,000         2,580
  Axa#                            118,182         2,303
  BNP Paribas                      99,460         5,588
  Carrefour                        56,400         2,837
  Cie de Saint-Gobain              17,216         3,050
  France Telecom#                  97,970         1,898
  STMicroelectronics N.V., ADR     93,420         2,513
  Suez                             94,500         2,681
  TotalFinaElf                     25,443         3,960
  TotalFinaElf, ADR                23,710         1,842
  Vinci#                           56,500         3,519
  Vivendi Universal#               38,090         1,193
  Vivendi Universal, ADR           37,500         1,164
                                                -------
                                                 43,030
---------------------------------------------------------


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
GERMANY -- 5.0%
  Allianz#                         21,762      $  4,830
  Altana#                          57,266         3,087
  Bayerische Hypo-und
     Vereinsbank#                 130,000         4,570
  Deutsche Telekom#               235,900         2,611
  E.ON#                            47,370         2,469
  Fraport AG Frankfurt Airport
     Services Worldwide*           93,565         2,260
  Muehlbauer Holding AG & KgaA#    71,060         1,557
  Muenchener Rueckversicherungs#    8,930         2,034
  SAP, ADR                        125,720         3,244
                                                -------
                                                 26,662
---------------------------------------------------------
HONG KONG -- 0.4%
  Hutchison Whampoa               281,751         2,357
---------------------------------------------------------
IRELAND -- 1.2%
  Bank of Ireland                 230,484         2,966
  Kerry Group, Cl A                70,550         1,013
  Ryanair Holdings*               432,740         2,482
                                                -------
                                                  6,461
---------------------------------------------------------
ITALY -- 2.8%
  Assicurazioni Generali#         100,053         2,332
  ENI-Ente Nazionale Idrocarburi# 188,300         2,862
  IntesaBci#                    1,606,109         4,748
  Saipem#                         252,192         1,703
  Telecom Italia#                 410,016         3,288
                                                -------
                                                 14,933
---------------------------------------------------------
JAPAN -- 12.9%
  Canon                           119,147         4,584
  Fanuc                                99             5
  Fast Retailing                   94,300         2,543
  Fuji Photo Film                  94,100         2,954
  Honda Motor                      93,500         3,988
  Kansai Electric Power#          226,477         3,245
  Meitec                          112,770         3,767
  NEC#                            307,914         2,292
  Nipponkoa Insurance             935,900         3,623
  Nissan Motor#                   329,600         2,337
  NTT Docomo                        1,325         3,583
  Orix                             53,368         4,708
  Promise#                         67,797         3,754
  Shin-Etsu Chemical              150,800         6,068
  SMC#                             23,560         2,749
  Sony                                 61             4
  Sony, ADR                        82,828         4,813
  Takeda Chemical Industries       67,800         3,050
  Tanabe Seiyaku                  429,508         3,854
  Tokyo Gas#                      938,100         2,567
  Toshiba*                        659,000         2,785
  Toyo Ink Manufacturing#         465,385         1,333
                                                -------
                                                 68,606
---------------------------------------------------------



54 MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA INTERNATIONAL EQUITY FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
MEXICO -- 3.3%
  America Movil SA de CV, ADR     131,000      $  2,291
  Cemex SA de CV, ADR              94,400         2,835
  Fomento Economico Mexicano, ADR 150,358         6,352
  Telefonos de Mexico, ADR        174,446         6,071
                                                -------
                                                 17,549
---------------------------------------------------------
NETHERLANDS -- 9.1%
  ABN Amro Holding                131,750         2,542
  Aegon                           304,538         6,532
  ASM International*              158,234         3,070
  Hunter Douglas                  139,702         4,260
  ING Groep                       238,524         6,297
  Koninklijke Ahold               328,677         7,034
  Koninklijke Philips
     Electronics, ADR             192,877         5,902
  Nutreco Holding#                 85,428         2,913
  Royal Dutch Petroleum, ADR       56,500         3,107
  Unilever, ADR                    54,139         3,547
  Wolters Kluwer                  170,877         3,534
                                                -------
                                                 48,738
---------------------------------------------------------
NORWAY -- 1.6%
  Norsk Hydro                      95,079         4,781
  Norske Skogindustrier           201,520         3,822
                                                -------
                                                  8,603
---------------------------------------------------------
SINGAPORE -- 0.8%
  DBS Group Holdings              348,000         2,743
  SembCorp Industries           2,167,585         1,721
                                                -------
                                                  4,464
---------------------------------------------------------
SOUTH KOREA -- 2.2%
  Korea Telecom, ADR              124,120         2,942
  POSCO                           135,108         3,817
  Samsung Electronics, GDR         34,880         4,944
                                                -------
                                                 11,703
---------------------------------------------------------
SPAIN -- 3.5%
  Banco Bilbao Vizcaya Argentaria 342,665         4,125
  Cortefiel                       257,500         1,537
  Gas Natural                     187,000         3,487
  Sociedad General de Aguas
     de Barcelona                 429,000         5,477
  Telefonica*                     265,474         2,805
  Telefonica, ADR*                 35,806         1,124
                                                -------
                                                 18,555
---------------------------------------------------------
SWEDEN -- 1.5%
  Nordea#                         764,313         4,388
  Sandvik                         159,344         3,676
                                                -------
                                                  8,064
---------------------------------------------------------

---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
SWITZERLAND -- 8.1%
  Credit Suisse Group*#            91,148      $  3,360
  Julius Baer Holding, Cl B#       10,540         3,019
  Nestle#                          30,408         7,372
  Novartis                        150,670         6,461
  Swatch Group, Cl B*#             31,930         2,965
  Swiss Re#                        47,960         4,881
  Swisscom#                        15,500         4,434
  UBS*#                           142,872         7,460
  Zurich Financial Services#       13,260         3,071
                                                -------
                                                 43,023
---------------------------------------------------------
TAIWAN -- 0.5%
  United Microelectronics, ADR*   299,130         2,543
---------------------------------------------------------
UNITED KINGDOM -- 15.5%
  AstraZeneca, ADR                106,038         4,636
  Barclays                        616,112         5,292
  BHP Billiton                    604,213         3,431
  BP                              887,236         7,556
  BP, ADR                          69,691         3,559
  British Energy                  690,858         1,728
  Diageo                          295,683         3,702
  Friends Provident             1,309,800         3,337
  Gallaher Group                  465,700         4,359
  GlaxoSmithKline, ADR             94,500         3,851
  HBOS                            339,000         4,081
  Hilton Group                  1,654,439         5,913
  HSBC Holdings*                  522,457         6,347
  Jarvis                           91,800           438
  Northern Rock                   326,566         3,425
  Royal Bank of Scotland Group    230,176         6,668
  Scottish Power                  577,621         3,376
  Shire Pharmaceuticals*          234,900         2,127
  Somerfield*                   2,165,749         3,973
  Vodafone Group                3,424,324         5,147
                                                -------
                                                 82,946
---------------------------------------------------------
Total Foreign Common Stock (Cost $458,396)      455,301
---------------------------------------------------------
FOREIGN PREFERRED STOCK -- 1.0%
GERMANY -- 1.0%
  Henkel KGaA#                     75,975         5,370
---------------------------------------------------------
Total Foreign Preferred Stock (Cost $5,197)       5,370
---------------------------------------------------------



                                                                 MAY 31, 2002 55

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA INTERNATIONAL EQUITY FUND



---------------------------------------------------------
                              NUMBER OF SHARES/   VALUE
                                  PAR (000)
---------------------------------------------------------
FOREIGN BONDS -- 1.9%
BRAZIL -- 1.9%
  Federal Republic of Brazil
  11.000%, 08/17/40               $14,080     $  10,307
---------------------------------------------------------
Total Foreign Bonds (Cost $10,467)               10,307
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.9%
FEDERAL FARM CREDIT BANK -- 1.7%
   1.710%, 06/05/02                 9,250         9,248
---------------------------------------------------------
FEDERAL HOME LOAN BANK -- 1.2%
   1.720%, 06/05/02                 6,168         6,167
---------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $15,415)                                15,415
---------------------------------------------------------
COMMERCIAL PAPER -- 4.5%
  GE Capital
   1.790%, 06/05/02                24,000        23,995
---------------------------------------------------------
Total Commercial Paper (Cost $23,995)            23,995
---------------------------------------------------------
MONEY MARKET FUND -- 3.7%
  Goldman Sachs Financial Square
   Prime Obligation Money
   Market Fund                 19,466,224        19,466
---------------------------------------------------------
Total Money Market Fund (Cost $19,466)           19,466
---------------------------------------------------------
Total Investments -- 99.3% (Cost $532,936)      529,854
---------------------------------------------------------
Other Assets & Liabilities, Net -- 0.7%           3,898
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)     645,553
Undistributed net investment income               1,290
Accumulated net realized loss on investments   (108,763)
Net unrealized appreciation of foreign currency
  and translation of other assets and liabilities
  in foreign currency                               150
Net unrealized depreciation on investments
  and futures                                    (4,478)
---------------------------------------------------------
Total Net Assets -- 100.0%                     $533,752
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  53,120,926 outstanding shares of
  beneficial interest)                           $ 9.75
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 1,254,203
  outstanding shares of beneficial
  interest)                                      $ 9.68
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($9.68 / 94.50%)                       $10.24
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 339,189
  outstanding shares of beneficial
  interest)                                      $ 9.46
---------------------------------------------------------


---------------------------------------------------------
                                                  VALUE
                                                  (000)
---------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  (based on 59,801 outstanding shares
  of beneficial interest)                         $9.46
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 596 outstanding shares of
  beneficial interest)                            $9.46
---------------------------------------------------------
Maximum
Offering Price Per Share -- Class H
  ($9.46 / 99.00%)                                $9.56
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
GDR -- GLOBAL DEPOSITORY RECEIPT
SEE NOTES TO FINANCIAL STATEMENTS.


At May 31, 2002, sector diversification of the Fund was as follows:

                                    % OF NET        VALUE
SECTOR DIVERSIFICATION               ASSETS         (000)
----------------------              --------        ------
FOREIGN COMMON STOCK
Financials                             22.9%     $122,357
Commercial Services                    10.3        55,213
Telecommunications                      7.9        42,187
Consumer Cyclicals                      7.5        40,098
Energy                                  7.0        37,121
Consumer Non-Cyclicals                  6.9        36,847
Healthcare                              6.1        32,397
Technology                              5.7        30,528
Utilities                               3.7        19,689
Basic Materials                         3.1        16,370
Consumer Services                       2.2        11,761
Industrials                             2.0        10,733
                                      ------     --------
TOTAL FOREIGN COMMON STOCK             85.3       455,301
FOREIGN PREFERRED STOCK                 1.0         5,370
FOREIGN BONDS                           1.9        10,307
U.S. GOVERNMENT AGENCY
   OBLIGATIONS                          2.9        15,415
COMMERCIAL PAPER                        4.5        23,995
MONEY MARKET FUND                       3.7        19,466
                                      ------     --------
TOTAL INVESTMENTS                      99.3       529,854
                                      ------     --------
OTHER ASSETS AND
   LIABILITIES, NET                     0.7         3,898
                                      ------     --------
NET ASSETS                            100.0%     $533,752
                                      ======     ========




56  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA LARGE CAP ULTRA FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- 98.4%
BASIC MATERIALS -- 1.2%
  Air Products & Chemicals         31,500       $ 1,580
---------------------------------------------------------
COMMERCIAL SERVICES -- 8.5%
  Automatic Data Processing        45,200         2,347
  Concord EFS*#                    53,880         1,685
  DST Systems*                     42,000         2,075
  First Data                       36,000         2,851
  Sungard Data Systems*            93,400         2,626
                                                -------
                                                 11,584
---------------------------------------------------------
CONSUMER CYCLICALS -- 10.4%
  Family Dollar Stores             55,500         1,998
  Fortune Brands                   41,000         2,200
  Home Depot                       46,800         1,951
  Lowe's                           44,000         2,075
  Target                           48,000         1,990
  Wal-Mart Stores                  74,472         4,029
                                                -------
                                                 14,243
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 4.6%
  Avon Products                    33,000         1,747
  Estee Lauder, Cl A#              39,000         1,433
  PepsiCo                          59,300         3,083
                                                -------
                                                  6,263
---------------------------------------------------------
CONSUMER SERVICES -- 6.4%
  Carnival#                        64,000         1,946
  Comcast, Cl A*#                  43,000         1,211
  Gemstar-TV Guide International*  54,317           517
  Hilton Hotels                    98,000         1,392
  McGraw-Hill                      21,500         1,357
  Viacom, Cl B*                    46,000         2,252
                                                -------
                                                  8,675
---------------------------------------------------------
ENERGY -- 3.1%
  Anadarko Petroleum               29,000         1,472
  GlobalSantaFe                    41,000         1,384
  Noble*                           31,000         1,327
                                                -------
                                                  4,183
---------------------------------------------------------
FINANCIALS -- 8.0%
  American International Group     21,979         1,472
  Bank of New York                 60,000         2,178
  Freddie Mac                      31,000         2,032
  Goldman Sachs Group              21,000         1,585
  North Fork Bancorporation        45,000         1,769
  XL Capital, Cl A                 22,000         1,947
                                                -------
                                                 10,983
---------------------------------------------------------


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTHCARE -- 26.8%
  Abbott Laboratories              52,800       $ 2,508
  Amgen*                           40,000         1,905
  Baxter International             51,200         2,749
  Bristol-Myers Squibb             49,200         1,531
  Eli Lilly                        30,000         1,941
  Genentech*                       34,600         1,228
  Johnson & Johnson                82,720         5,075
  Laboratory of America Holdings*  60,000         2,943
  Medtronic                        44,360         2,047
  Merck                            23,680         1,352
  Pfizer                          225,000         7,785
  Pharmacia                        71,000         3,067
  Wyeth                            45,000         2,498
                                                -------
                                                 36,629
---------------------------------------------------------
INDUSTRIALS -- 6.1%
  Danaher#                         40,000         2,785
  General Electric                176,224         5,487
                                                -------
                                                  8,272
---------------------------------------------------------
TECHNOLOGY -- 22.5%
  Altera*                          75,400         1,359
  Analog Devices*                  25,300           926
  Applied Materials*               98,800         2,191
  Atmel*#                         210,000         1,726
  Cisco Systems*                  222,276         3,507
  Intel                           173,000         4,778
  Lexmark International*           46,000         2,873
  Lockheed Martin                  36,000         2,234
  Micron Technology*               50,000         1,179
  Microsoft*                       89,544         4,559
  Motorola                        132,000         2,111
  Oracle*                          76,600           607
  Teradyne*#                       51,000         1,381
  Texas Instruments                47,708         1,368
                                                -------
                                                 30,799
---------------------------------------------------------
TRANSPORTATION -- 0.8%
  Southwest Airlines               68,000         1,158
---------------------------------------------------------
Total Common Stock (Cost $113,505)              134,369
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.0%
  Armada Money Market Fund,
    Class I+                    1,396,159         1,396
---------------------------------------------------------
Total Related Party Money Market
  Fund (Cost $1,396)                              1,396
---------------------------------------------------------
Total Investments -- 99.4% (Cost $114,901)      135,765
---------------------------------------------------------
Other Assets & Liabilities, Net -- 0.6%             836
---------------------------------------------------------



                                                                 MAY 31, 2002 57

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA LARGE CAP ULTRA FUND



---------------------------------------------------------
                                                  VALUE
                                                  (000)
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)    $148,735
Accumulated net realized loss on investments    (32,998)
Net unrealized appreciation on investments       20,864
---------------------------------------------------------
Total Net Assets -- 100.0%                     $136,601
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  13,090,914 outstanding shares of
  beneficial interest)                            $9.41
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 825,200
  outstanding shares of beneficial
  interest)                                       $9.21
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($9.21 / 94.50%)                        $9.75
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 627,855
  outstanding shares of beneficial
  interest)                                       $8.68
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 36,671
  outstanding shares of beneficial
  interest)                                       $8.74
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 1,156 outstanding shares of
  beneficial interest)                            $8.74
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($8.74 / 99.00%)                        $8.83
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.




58  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA LARGE CAP VALUE FUND


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- 98.8%
BASIC MATERIALS -- 5.8%
  Alcoa                           303,200      $ 10,606
  MeadWestvaco                    325,700        10,279
  Praxair                         172,300         9,649
  Weyerhaeuser#                   230,100        15,071
                                                -------
                                                 45,605
---------------------------------------------------------
CONSUMER CYCLICALS -- 8.8%
  Fortune Brands                  306,900        16,465
  Johnson Controls                144,800        12,751
  Masco#                          463,400        12,354
  May Department Stores           398,700        14,026
  TJX                             675,000        14,236
                                                -------
                                                 69,832
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 5.9%
  Conagra Foods                   506,500        12,465
  General Mills                   187,600         8,536
  Kimberly-Clark                  125,600         8,154
  Kroger*                         320,900         7,172
  UST#                            280,700        10,759
                                                -------
                                                 47,086
---------------------------------------------------------
CONSUMER SERVICES -- 6.2%
  AOL Time Warner*                406,200         7,596
  Clear Channel Communications*   191,600        10,199
  Comcast, Cl A*                  268,100         7,550
  Gannett                         192,900        14,622
  Knight Ridder                   142,400         9,374
                                                -------
                                                 49,341
---------------------------------------------------------
ENERGY -- 10.1%
  ChevronTexaco                   192,872        16,828
  Conoco                          317,400         8,532
  Exxon Mobil                     366,200        14,622
  Marathon Oil                    312,100         8,558
  Occidental Petroleum            334,900        10,000
  Phillips Petroleum              158,100         9,099
  Talisman Energy                 273,700        12,108
                                                -------
                                                 79,747
---------------------------------------------------------
FINANCIALS -- 28.4%
  American International Group    198,748        13,310
  Bank of America                 376,300        28,527
  Chubb                           217,200        16,325
  Citigroup                       524,200        22,635
  Comerica                        305,700        19,595
  FleetBoston Financial           396,100        13,959
  Franklin Resources#             183,900         8,005
  Freddie Mac                     121,000         7,932
  Goldman Sachs Group             127,600         9,627
  Morgan Stanley Dean Witter      225,600        10,256
  PNC Financial Services Group    252,900        14,226
  SouthTrust                      267,100         6,937
  St. Paul                        415,900        17,721


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
FINANCIALS -- CONTINUED
  SunTrust Banks                  248,200      $ 16,952
  Wachovia                        507,700        19,480
                                                -------
                                                225,487
---------------------------------------------------------
HEALTHCARE -- 4.6%
  Bristol-Myers Squibb            203,400         6,330
  Merck                           132,100         7,543
  Pharmacia                       229,800         9,925
  Tenet Healthcare*               174,500        13,000
                                                -------
                                                 36,798
---------------------------------------------------------
INDUSTRIALS -- 5.0%
  Caterpillar                     260,900        13,637
  Deere                           270,200        12,700
  United Technologies             197,000        13,567
                                                -------
                                                 39,904
---------------------------------------------------------
TECHNOLOGY -- 13.0%
  Applied Materials*#             737,400        16,356
  General Dynamics                104,300        10,493
  Hubbell, Cl B                   282,800        10,449
  International Business Machines  94,000         7,562
  Lexmark International*          180,500        11,272
  Lockheed Martin                 225,600        13,999
  Micron Technology*#             363,700         8,576
  Motorola#                       481,000         7,691
  Northrop Grumman                 90,400        10,966
  Textron                         123,200         5,781
                                                -------
                                                103,145
---------------------------------------------------------
TELECOMMUNICATIONS -- 4.9%
  AT&T#                           412,600         4,939
  BellSouth                       285,900         9,515
  SBC Communications              202,400         6,940
  Verizon Communications          405,900        17,454
                                                -------
                                                 38,848
---------------------------------------------------------
TRANSPORTATION -- 2.2%
  Union Pacific                   278,900        17,080
---------------------------------------------------------
UTILITIES -- 3.9%
  Dominion Resources of Virginia# 286,700        18,573
  Exelon                          223,600        11,960
                                                -------
                                                 30,533
---------------------------------------------------------
Total Common Stock (Cost $696,540)              783,406
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.0%
  Armada Money Market Fund,
     Class I+                   7,836,497         7,836
---------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $7,836)                                   7,836
---------------------------------------------------------
Total Investments -- 99.8% (Cost $704,376)      791,242
---------------------------------------------------------
Other Assets & Liabilities, Net -- 0.2%           1,952
---------------------------------------------------------




                                                                 MAY 31, 2002 59

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA LARGE CAP VALUE FUND


---------------------------------------------------------
                                                  VALUE
                                                  (000)
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)    $705,429
Undistributed net investment income               1,374
Accumulated net realized loss on investments       (475)
Net unrealized appreciation on investments       86,866
---------------------------------------------------------
Total Net Assets -- 100.0%                     $793,194
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  46,982,761 outstanding shares of
  beneficial interest)                           $15.83
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 2,500,827
  outstanding shares of beneficial
  interest)                                      $15.80
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($15.80 / 94.50%)                      $16.72
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 605,141
  outstanding shares of beneficial
  interest)                                      $15.73
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 21,710
  outstanding shares of beneficial
  interest)                                      $15.70
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 1,092 outstanding shares of
  beneficial interest)                           $15.69
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($15.69 / 99.00%)                      $15.85
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.





60  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA MID CAP GROWTH FUND


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- 96.0%
COMMERCIAL SERVICES -- 9.5%
  Affiliated Computer
     Services, Cl A*               36,000       $ 2,003
  Career Education*                54,000         2,354
  Concord EFS*                     98,200         3,071
  DST Systems*                     40,000         1,976
  Fiserv*                          45,600         1,940
  IMS Health#                      65,000         1,368
  Sungard Data Systems*           123,400         3,470
                                                -------
                                                 16,182
---------------------------------------------------------
CONSUMER CYCLICALS -- 13.5%
  Alberto-Culver, Cl B#            50,000         2,648
  Autozone*                        28,000         2,292
  Best Buy*                        45,000         2,079
  Brinker International*           50,000         1,678
  CDW Computer Centers*            15,400           803
  Family Dollar Stores             83,200         2,995
  Fortune Brands                   66,000         3,541
  Oakley*#                        110,000         2,020
  O'Reilly Automotive*            102,150         3,285
  Toys 'R' Us*                     95,000         1,734
                                                -------
                                                 23,075
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.8%
  Constellation Brands, Cl A*      80,800         2,381
  Performance Food Group*#         63,000         2,365
                                                -------
                                                  4,746
---------------------------------------------------------
CONSUMER SERVICES -- 7.4%
  CEC Entertainment*               50,500         2,398
  Hilton Hotels                   197,000         2,798
  International Game Technology*   35,300         2,206
  Lamar Advertising*               42,000         1,807
  Royal Caribbean Cruises#         40,000           900
  Univision Communications, Cl A*  64,800         2,592
                                                -------
                                                 12,701
---------------------------------------------------------
ENERGY -- 2.7%
  Anadarko Petroleum               38,000         1,929
  Apache                           47,850         2,664
                                                -------
                                                  4,593
---------------------------------------------------------
FINANCIALS -- 5.0%
  Federated Investors, Cl B        47,000         1,570
  Legg Mason                       23,800         1,315
  Progressive                      30,000         1,776
  T Rowe Price Group               45,000         1,625
  Willis Group Holdings*           67,000         2,180
                                                -------
                                                  8,466
---------------------------------------------------------


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTHCARE -- 26.7%
  Allergan#                        45,400       $ 2,865
  Andrx Group*                     40,650         1,759
  Anthem*#                         11,750           833
  Caremark Rx*                    100,000         1,934
  Charles River Laboratories
     International*#               60,000         2,205
  Cytyc*                          138,200         2,251
  Enzon*#                          36,800         1,037
  First Health Group*             180,000         4,943
  Forest Laboratories*             48,400         3,573
  Guidant*                         82,000         3,280
  Healthsouth*                    162,000         2,292
  Idec Pharmaceuticals*#           60,500         2,595
  King Pharmaceuticals*           127,733         3,455
  Laboratory of America Holdings*  88,000         4,316
  Medimmune*                       55,700         1,811
  Millennium Pharmaceuticals*      63,000           951
  Omnicare                        142,900         4,013
  OSI Pharmaceuticals*#            45,100         1,371
                                                -------
                                                 45,484
---------------------------------------------------------
TECHNOLOGY -- 26.5%
  Altera*                          56,000         1,010
  Atmel*                          373,000         3,066
  AVX#                            147,000         3,153
  BMC Software*#                  172,000         2,908
  Dupont Photomasks*               70,000         2,435
  Empresa Bras de Aeronautica, ADR 79,033         1,865
  Intersil, Cl A*                  50,500         1,213
  Kla-Tencor*                      40,900         2,132
  Lawson Software*                310,000         1,956
  Lexmark International*           73,700         4,602
  Macrovision*                     52,700           850
  Mercury Interactive*             34,400         1,165
  Microchip Technology*#           81,000         2,422
  National Semiconductor*         120,000         3,684
  Novellus Systems*#               45,900         1,950
  Peoplesoft*                      84,300         1,731
  Retek*#                          92,500         2,256
  Scientific-Atlanta#              52,700         1,025
  Tech Data*#                      96,600         3,890
  Teradyne*                        70,000         1,896
                                                -------
                                                 45,209
---------------------------------------------------------
TRANSPORTATION -- 1.9%
  Skywest#                         84,000         1,957
  Southwest Airlines               70,700         1,204
                                                -------
                                                  3,161
---------------------------------------------------------
Total Common Stock (Cost $154,793)              163,617
---------------------------------------------------------




                                                                 MAY 31, 2002 61

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA MID CAP GROWTH FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 4.1%
  Armada Money Market Fund,
     Class I+                   7,026,210      $  7,026
---------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $7,026)                                   7,026
---------------------------------------------------------
Total Investments -- 100.1% (Cost $161,819)     170,643
---------------------------------------------------------
Other Assets & Liabilities, Net -- (0.1)%          (233)
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)     232,177
Accumulated net realized loss on investments    (70,591)
Net unrealized appreciation on investments        8,824
---------------------------------------------------------
Total Net Assets -- 100.0%                     $170,410
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  22,079,867 outstanding shares of
  beneficial interest)                            $6.49
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 3,187,026
  outstanding shares of beneficial
  interest)                                       $6.26
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($6.26 / 94.50%)                        $6.62
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 1,323,824
  outstanding shares of beneficial
  interest)                                       $5.21
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 45,310
  outstanding shares of beneficial
  interest)                                       $5.29
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.


62  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA SMALL CAP GROWTH FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- 91.3%
COMMERCIAL SERVICES -- 7.0%
  American Bank Note Holographics* 58,126      $    106
  Corporate Executive Board*#      98,500         3,457
  EPIQ Systems*#                  202,500         3,232
  Harland (John H.)               125,000         4,079
  Intrado*                        113,000         1,988
  MPS Group*                      296,500         2,449
  Shuffle Master*#                150,000         2,572
  TeleTech Holdings*              250,000         2,968
                                                -------
                                                 20,851
---------------------------------------------------------
CONSUMER CYCLICALS -- 19.0%
  AC Moore Arts & Crafts*          50,900         2,172
  Action Performance*              39,800         1,455
  American Woodmark                90,000         5,817
  Cost Plus of California*        117,300         3,738
  Elcor                           150,000         3,997
  Finish Line, Cl A*              235,000         3,654
  Gymboree*                       135,000         2,214
  Harman International Industries  66,100         3,655
  Insight Enterprises*            185,000         4,893
  Movie Gallery*#                 150,000         2,685
  NBTY*                           185,000         3,008
  Petsmart*                       260,000         4,274
  Pier 1 Imports                  116,000         2,346
  Quiksilver*#                     98,000         2,259
  Too*                            120,000         3,672
  West Marine*                    150,000         2,654
  Winnebago Industries            100,000         4,440
                                                -------
                                                 56,933
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 5.6%
  American Italian Pasta, Cl A*   100,000         4,905
  Buca*#                          157,000         2,796
  Panera Bread, Cl A*#             85,000         5,295
  Whole Foods Market*              25,300         1,294
  Wild Oats Markets*#             177,000         2,595
                                                -------
                                                 16,885
---------------------------------------------------------
CONSUMER SERVICES -- 3.8%
  Alliance Gaming*                200,000         2,616
  Entercom Communications*#        75,000         3,941
  Hearst-Argyle Television*       104,400         2,700
  Penn National Gaming*            56,000         2,021
                                                -------
                                                 11,278
---------------------------------------------------------
ENERGY -- 5.2%
  CAL Dive International*          84,000         2,024
  Global Industries*              242,000         1,805
  Hanover Compressor*#            127,650         1,670
  Patterson-UTI Energy*            65,000         1,986
  Superior Energy Services*       280,000         2,946
  Ultra Petroleum*                255,000         2,213
  Veritas DGC*#                   191,800         2,896
                                                -------
                                                 15,540
---------------------------------------------------------


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
FINANCIALS -- 2.7%
  East-West Bancorp                37,500       $ 1,267
  Erie Indemnity, Cl A             50,300         2,122
  Mercury General                  97,000         4,680
                                                -------
                                                  8,069
---------------------------------------------------------
HEALTHCARE -- 18.8%
  Acambis, ADR*                   100,000         4,130
  Amerigroup*#                    199,000         5,803
  Axcan Pharma*                   260,300         3,941
  Cardiac Science*                971,500         3,157
  Cardiodynamics International*#  323,500         1,084
  Cytyc*#                         255,000         4,154
  Dianon Systems*                  44,900         2,896
  Genta*#                         230,000         2,128
  Isis Pharmaceuticals*#          165,000         1,551
  KOS Pharmaceuticals*#           115,000         2,289
  Medical Staffing Network
     Holdings*#                   112,000         2,884
  Meridian Medical Technologies*  115,000         4,064
  OSI Pharmaceuticals*#            35,000         1,064
  Pharmaceutical Resources*       125,000         3,101
  SICOR*                          127,150         2,081
  Theragenics*                    425,000         3,634
  Therasense*#                    122,300         2,201
  United Surgical Partners
     International*                85,000         2,641
  Urologix*#                      218,000         3,407
                                                -------
                                                 56,210
---------------------------------------------------------
TECHNOLOGY -- 24.1%
  Activision*#                    150,750         4,917
  Adaptec*#                       140,000         1,816
  Advent Software*#                66,000         2,633
  ASM International*              165,000         3,201
  Axcelis Technologies*#          255,800         3,144
  Brooks-PRI Automation*#          80,900         2,441
  Concurrent Computer*#           445,000         2,826
  CoorsTek*                        39,400         1,322
  Dupont Photomasks*               90,000         3,130
  Hifn*                           140,000         1,225
  Identix*#                       382,600         2,984
  Integrated Silicon Solutions*   155,000         1,837
  Iona Technologies, ADR*         183,450         1,831
  Itron*                           77,300         2,243
  MRO Software*                   130,000         1,723
  Numerical Technologies*#        145,100         1,146
  OAK Technology*#                240,000         3,106
  Omnivision Technologies*        450,000         5,724
  Optimal Robotics, Cl A*#        205,000         3,075
  Power Integrations*             145,000         3,270
  SCM Microsystems*#              250,000         2,760
  Silicon Storage Technology*     336,900         3,639
  Sypris Solutions*               220,000         4,103
  Virage Logic*                   170,000         2,152
  Visionics*#                     125,000         1,305
  Zoran*#                         187,500         4,547
                                                -------
                                                 72,100
---------------------------------------------------------




                                                                 MAY 31, 2002 63

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA SMALL CAP GROWTH FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
TELECOMMUNICATIONS -- 0.2%
  Metro One Telecommunications*    30,000      $    517
---------------------------------------------------------
TRANSPORTATION -- 3.9%
  C.H. Robinson Worldwide         128,000         4,337
  Skywest#                        128,900         3,003
  USFreightways#                  120,000         4,183
                                                -------
                                                 11,523
---------------------------------------------------------
WHOLESALE -- 1.0%
  Hughes Supply                    75,000         2,981
---------------------------------------------------------
Total Common Stock (Cost $270,707)              272,887
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 6.9%
  Armada Money Market Fund,
     Class I+                  20,556,090        20,556
---------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $20,556)                                 20,556
---------------------------------------------------------
Total Investments -- 98.2% (Cost $291,263)      293,443
---------------------------------------------------------
Other Assets & Liabilities, Net -- 1.8%           5,521
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)     354,719
Accumulated net realized loss on investments    (57,722)
Net unrealized appreciation on investments
  and futures                                     1,967
---------------------------------------------------------
Total Net Assets -- 100.0%                     $298,964
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  29,245,564 outstanding shares of
  beneficial interest)                            $9.18
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 2,419,658
  outstanding shares of beneficial
  interest)                                       $9.07
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($9.07 / 94.50%)                        $9.60
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 916,867
  outstanding shares of beneficial
  interest)                                       $8.79
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 54,007
  outstanding shares of beneficial
  interest)                                       $8.81
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 752 outstanding shares of
  beneficial interest)                            $8.81
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($8.81 / 99.00%)                        $8.90
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.




64  MAY 31, 2002

                 STATEMENT OF NET ASSETS
                            EQUITY FUNDS


ARMADA SMALL CAP VALUE FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- 91.3%
BASIC MATERIALS -- 12.0%
  Albemarle                       315,447      $ 10,056
  Arch Coal#                      200,132         4,703
  Centex Construction Products    141,055         5,892
  ChemFirst                       214,829         5,994
  Crompton#                       679,072         7,687
  Cytec Industries*               141,260         4,378
  Ferro#                           32,615           959
  Gibraltar Steel                 171,184         4,066
  Louisiana-Pacific               860,197         9,075
  Minerals Technologies           116,635         6,129
  Moore*                          553,746         7,891
  Olin                            407,977         8,029
  Packaging Corporation of
     America*                     488,507         9,839
  Peabody Energy                  238,933         6,771
  Rayonier                        160,900         8,450
  Sappi, ADR                      677,700         9,894
  Spartech                        361,694         9,151
                                                -------
                                                118,964
---------------------------------------------------------
COMMERCIAL SERVICES -- 2.7%
  CDI*                            203,243         5,687
  MPS Group*                    1,077,300         8,899
  Ryder System                    178,200         5,328
  Spherion*#                      653,800         7,211
                                                -------
                                                 27,125
---------------------------------------------------------
CONSUMER CYCLICALS -- 8.8%
  AnnTaylor Stores*#              209,900         5,978
  BorgWarner                      156,681        10,090
  Charming Shoppes*#            1,036,652         8,034
  Foot Locker*                    269,600         4,125
  Furniture Brands
     International*#              187,120         7,079
  Haverty Furniture               268,299         4,891
  Lafarge                         127,900         5,359
  Lear*#                          119,800         5,537
  Pathmark Stores*#               371,086         8,335
  PEP Boys-Manny Moe & Jack#      463,330         7,603
  Reebok International*#          396,460        10,379
  Wet Seal, Cl A*                 202,438         4,711
  Wolverine World Wide#           271,627         4,800
                                                -------
                                                 86,921
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 1.5%
  Chiquita Brands International*  262,699         4,524
  Interstate Bakeries             192,431         5,213
  Performance Food Group*#        147,300         5,529
                                                -------
                                                 15,266
---------------------------------------------------------
CONSUMER SERVICES -- 8.8%
  Argosy Gaming*                  203,126         6,988
  Belo, Cl A                      505,886        12,121
  Brunswick                       327,775         8,719
  Emmis Communications, Cl A*     310,658         9,195
  M T R Gaming Group*             375,441         6,071
  Rare Hospitality
     International*#              386,637        10,884


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
CONSUMER SERVICES -- CONTINUED
  Regal Entertainment Group, Cl A* 39,400      $    938
  Ruby Tuesday#                   448,899        10,441
  Sinclair Broadcast Group, Cl A* 736,742        10,918
  Six Flags*                      651,346        10,461
                                                -------
                                                 86,736
---------------------------------------------------------
ENERGY -- 3.4%
  Chesapeake Energy*#             853,180         6,416
  Forest Oil*#                    199,539         5,839
  Helmerich & Payne               131,150         5,010
  Newfield Exploration*           141,655         5,108
  Pioneer Natural Resources*      452,400        10,916
                                                -------
                                                 33,289
---------------------------------------------------------
FINANCIALS -- 14.9%
  Affiliated Managers Group*#     148,874        10,332
  Astoria Financial               306,600        10,697
  Ceres Group*                  1,160,400         5,115
  Everest Re Group                 74,200         4,646
  First Federal Capital           244,167         5,184
  First Midwest Bancorp           304,996         8,707
  Fpic Insurance Group*#          625,238         9,610
  Fulton Financial#               429,422         8,352
  Greater Bay Bancorp#            247,477         8,139
  Harleysville Group              215,453         5,839
  IndyMac Bancorp*#               291,731         6,748
  Irwin Financial                 231,900         4,615
  MAF Bancorp                     161,881         6,354
  PFF Bancorp                     127,950         4,310
  Provident Financial Group       209,250         6,169
  Sky Financial Group             440,698         9,867
  Triad Guaranty*                 158,189         7,490
  Trustmark                       368,719         9,373
  Washington Federal#             271,243         7,435
  Whitney Holding                 225,194         8,024
                                                -------
                                                147,006
---------------------------------------------------------
HEALTHCARE -- 3.7%
  Beverly Enterprises*            651,858         5,091
  Cambrex#                        118,534         5,175
  Cooper                          169,945         8,499
  Health Net*                     431,500        12,492
  Owens & Minor#                  254,499         4,800
                                                -------
                                                 36,057
---------------------------------------------------------
INDUSTRIALS -- 8.2%
  Agco*                           335,284         6,957
  Asyst Technologies*#            245,280         4,170
  Casella Waste Systems, Cl A*    513,231         5,928
  Kadant*                         227,362         3,626
  Kennametal                      184,200         7,386
  Kulicke & Soffa Industries*     329,600         4,812
  Nordson                         125,955         3,585
  Phoenix*                        202,550         3,646
  Tecumseh Products, Cl A#        176,989         8,230




                                                                 MAY 31, 2002 65

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA SMALL CAP VALUE FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
INDUSTRIALS -- CONTINUED
  Timken                          340,800       $ 7,634
  Tower Automotive*#              388,342         4,990
  Ultratech Stepper*              330,272         5,297
  Unova*#                         634,656         4,335
  York International              293,335        10,399
                                                -------
                                                 80,995
---------------------------------------------------------
REAL ESTATE -- 0.4%
  Forest City Enterprises, Cl A   112,790         4,325
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 7.4%
  Alexandria Real Estate Equities 177,588         8,258
  Arden Realty                    138,200         3,731
  Corporate Office Properties
     Trust                        327,175         4,574
  Developers Diversified Realty   343,700         7,974
  First Industrial Realty Trust   214,400         7,356
  Gables Residential Trust        242,600         7,363
  General Growth Properties       177,600         8,637
  Great Lakes REIT                203,243         3,496
  Heritage Property Investment
     Trust*#                      240,275         6,211
  Highwoods Properties            298,400         8,021
  Ramco-Gershenson Properties     137,759         2,707
  Summit Properties               220,800         5,001
                                                -------
                                                 73,329
---------------------------------------------------------
TECHNOLOGY -- 6.2%
  ChipPAC, Cl A*                  538,600         4,675
  Dynamics Research*              142,953         3,288
  Entegris*                       440,998         5,654
  Filenet*                        445,817         6,861
  GrafTech International*         795,100         9,152
  Hyperion Solutions*             292,031         6,220
  Integrated Defense
     Technologies*#                66,471         1,948
  Maxtor*                         704,300         3,733
  MRO Software*                   172,847         2,290
  Mykrolis*                       498,361         6,728
  Photronics*#                    156,300         3,575
  Standard Microsystems*           31,960           725
  Sypris Solutions*               217,975         4,065
  Verity*                         273,800         2,535
                                                -------
                                                 61,449
---------------------------------------------------------
TRANSPORTATION -- 6.3%
  Alexander & Baldwin             225,400         6,201
  Arkansas Best*                  343,700         8,472
  Continental Airlines, Cl B*     111,530         2,484
  Fleetwood Enterprises#          447,033         4,645
  Genesee & Wyoming, Cl A*        115,200         2,698
  Stelmar Shipping*               288,929         4,585
  Triumph Group*#                 110,531         4,908
  Tsakos Energy Navigation*#      435,943         7,040
  United Defense Industries*      187,470         4,359
  Wabtec                          370,523         5,076
  Yellow*                         425,089        11,664
                                                -------
                                                 62,132
---------------------------------------------------------


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
UTILITIES -- 6.5%
  Allete                          344,099      $ 10,330
  El Paso Electric*               636,816         9,380
  Equitable Resources             293,835        10,584
  Hawaiian Electric Industries#   297,141        13,535
  MDU Resources Group#            369,019        11,059
  Peoples Energy                  226,358         8,914
                                                -------
                                                 63,802
---------------------------------------------------------
WHOLESALE -- 0.5%
  Pioneer Standard Electronics#   449,700         5,104
---------------------------------------------------------
Total Common Stock (Cost $736,019)              902,500
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 11.1%
  Armada Money Market Fund,
     Class I+                 110,375,780       110,376
---------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $110,376)                               110,376
---------------------------------------------------------
Total Investments -- 102.4% (Cost $846,395)   1,012,876
---------------------------------------------------------
Other Assets & Liabilities, Net -- (2.4)%       (24,142)
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)     785,901
Undistributed net investment income                 932
Accumulated net realized gain on investments     36,725
Net unrealized appreciation on investments
  and futures                                   165,176
---------------------------------------------------------
Total Net Assets -- 100.0%                     $988,734
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  45,186,011 outstanding shares of
  beneficial interest)                           $20.64
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 2,148,938
  outstanding shares of beneficial
  interest)                                      $20.03
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($20.03 / 94.50%)                      $21.20
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 379,235
  outstanding shares of beneficial
  interest)                                      $19.68
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 259,608
  outstanding shares of beneficial
  interest)                                      $19.65
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 20,969 outstanding shares of
  beneficial interest)                           $19.66
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($19.66 / 99.00%)                      $19.86
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
REIT -- REAL ESTATE INVESTMENT TRUST
SEE NOTES TO FINANCIAL STATEMENTS.




66  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                                    EQUITY FUNDS


ARMADA TAX MANAGED EQUITY FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- 99.2%
BASIC MATERIALS -- 0.2%
  Air Products & Chemicals          8,000       $   401
---------------------------------------------------------
COMMERCIAL SERVICES -- 6.5%
  Automatic Data Processing       188,000         9,761
  Omnicom Group                    39,000         3,368
                                                -------
                                                 13,129
---------------------------------------------------------
CONSUMER CYCLICALS -- 8.4%
  Home Depot                      274,500        11,444
  Staples*#                        38,250           806
  Wal-Mart Stores                  89,000         4,815
                                                -------
                                                 17,065
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 8.6%
  Anheuser-Busch                   10,000           516
  Coca-Cola                        38,300         2,128
  PepsiCo                         206,500        10,734
  Procter & Gamble                 47,000         4,209
                                                -------
                                                 17,587
---------------------------------------------------------
CONSUMER SERVICES -- 8.4%
  Harley-Davidson#                235,200        12,367
  McDonald's                       64,000         1,916
  Walt Disney                     118,500         2,715
                                                -------
                                                 16,998
---------------------------------------------------------
ENERGY -- 7.3%
  BP, ADR                          87,868         4,487
  Exxon Mobil                     118,602         4,736
  Royal Dutch Petroleum, ADR       52,400         2,882
  Schlumberger                     45,000         2,324
  Transocean Sedco Forex            8,712           332
                                                -------
                                                 14,761
---------------------------------------------------------
FINANCIALS -- 19.4%
  American International Group    187,182        12,536
  Berkshire Hathaway, Cl A*            47         3,506
  Chubb                            30,000         2,255
  Fannie Mae                        9,000           720
  Northern Trust                   32,000         1,658
  State Street                    178,000         8,270
  Wachovia                         71,200         2,732
  Wells Fargo                     148,000         7,755
                                                -------
                                                 39,432
---------------------------------------------------------

---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTHCARE -- 18.0%
  Abbott Laboratories             190,000      $  9,025
  Bristol-Myers Squibb            152,880         4,758
  Johnson & Johnson                25,500         1,564
  Medtronic                        14,400           664
  Merck                            96,000         5,481
  Pfizer                          276,000         9,550
  Schering-Plough                 172,400         4,560
  Wyeth                            10,000           555
  Zimmer Holdings*                 15,288           535
                                                -------
                                                 36,692
---------------------------------------------------------
INDUSTRIALS -- 7.6%
  3M                               17,600         2,208
  Emerson Electric                 70,200         4,061
  General Electric                287,700         8,959
  Imagistics International*        12,240           238
                                                -------
                                                 15,466
---------------------------------------------------------
TECHNOLOGY -- 12.1%
  Agilent Technologies*            26,692           704
  Cisco Systems*                   99,900         1,577
  Hewlett-Packard                 140,000         2,673
  Intel                           326,000         9,004
  Microsoft*                       30,600         1,558
  Motorola                         90,000         1,439
  Pitney Bowes                    153,000         6,265
  Sun Microsystems*                88,000           606
  Texas Instruments                24,000           688
                                                -------
                                                 24,514
---------------------------------------------------------
TELECOMMUNICATIONS -- 2.5%
  BellSouth                        89,000         2,962
  SBC Communications               59,795         2,051
  Vodafone Group, ADR              10,000           149
                                                -------
                                                  5,162
---------------------------------------------------------
TRANSPORTATION -- 0.2%
  Southwest Airlines               27,000           460
---------------------------------------------------------
Total Common Stock (Cost $35,148)               201,667
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 0.8%
  Armada Money Market Fund,
     Class I+                   1,576,219         1,576
---------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $1,576)                                   1,576
---------------------------------------------------------
Total Investments -- 100.0% (Cost $36,724)      203,243
---------------------------------------------------------
Other Assets & Liabilities, Net -- 0.0%              87
---------------------------------------------------------



                                                                 MAY 31, 2002 67

STATEMENT OF NET ASSETS
EQUITY FUNDS


ARMADA TAX MANAGED EQUITY FUND



---------------------------------------------------------
                                                  VALUE
                                                  (000)
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)    $ 35,595
Undistributed net investment income                 110
Accumulated net realized gain on investments      1,106
Net unrealized appreciation on investments      166,519
---------------------------------------------------------
Total Net Assets -- 100.0%                     $203,330
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  16,024,033 outstanding shares of
  beneficial interest)                           $11.08
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 1,420,273
  outstanding shares of beneficial
  interest)                                      $11.09
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($11.09 / 94.50%)                      $11.74
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 830,330
  outstanding shares of beneficial
  interest)                                      $10.82
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 90,941
  outstanding shares of beneficial
  interest)                                      $10.78
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 2,430 outstanding shares of
  beneficial interest)                           $10.79
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($10.79 / 99.00%)                      $10.90
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.






68  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                          ASSET ALLOCATION FUNDS


ARMADA AGGRESSIVE ALLOCATION FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
RELATED PARTY EQUITY FUNDS -- 79.3%
  Armada International Equity Fund,
     Class I                      105,430        $1,028
  Armada Large Cap Ultra Fund,
     Class I*                      88,423           832
  Armada Large Cap Value Fund,
     Class I                       86,061         1,362
  Armada Small Cap Growth Fund,
     Class I*                     103,822           953
  Armada Small Cap Value Fund,
     Class I                       46,564           961
---------------------------------------------------------
Total Related Party Equity Funds (Cost $5,391)    5,136
---------------------------------------------------------
RELATED PARTY FIXED INCOME FUND -- 19.9%
  Armada Bond Fund, Class I       130,404         1,286
---------------------------------------------------------
Total Related Party Fixed Income Fund
  (Cost $1,278)                                   1,286
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 0.5%
  Armada Money Market Fund,
   Class I                         33,149            33
---------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $33)                                         33
---------------------------------------------------------
Total Investments -- 99.7% (Cost $6,702)          6,455
---------------------------------------------------------
Other Assets & Liabilities, Net -- 0.3%              17
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)       6,960
Accumulated net realized loss on investments       (241)
Net unrealized depreciation on investments         (247)
---------------------------------------------------------
Total Net Assets -- 100.0%                       $6,472
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  314,277 outstanding shares of
  beneficial interest)                            $9.08
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 302,430
  outstanding shares of beneficial
  interest)                                       $9.07
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($9.07 / 95.25%)                        $9.52
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 15,169
  outstanding shares of beneficial
  interest)                                       $9.03
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 24,601
  outstanding shares of beneficial
  interest)                                       $9.04
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 56,879 outstanding shares of
  beneficial interest)                            $9.04
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($9.04 / 99.00%)                        $9.13
---------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
SEE NOTES TO FINANCIAL STATEMENTS.




                                                                 MAY 31, 2002 69

STATEMENT OF NET ASSETS
ASSET ALLOCATION FUNDS


ARMADA BALANCED ALLOCATION FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- 50.0%
BASIC MATERIALS -- 2.4%
  Air Products & Chemicals          4,400        $  221
  Albemarle                         7,000           223
  Alcoa                            11,700           409
  Arch Coal                         4,750           112
  Centex Construction Products      2,800           117
  ChemFirst                         6,700           187
  Crompton                          9,900           112
  Cytec Industries*                 2,760            86
  Ferro                               690            20
  Gibraltar Steel                   3,380            80
  Louisiana-Pacific                18,500           195
  MeadWestvaco                     13,500           426
  Minerals Technologies             2,600           137
  Olin                              9,200           181
  Packaging Corporation of
     America*                      11,500           232
  Peabody Energy                    4,530           128
  Praxair                           6,800           381
  Rayonier                          4,400           231
  Spartech                          7,690           195
  Weyerhaeuser                      9,700           635
                                                -------
                                                  4,308
---------------------------------------------------------
COMMERCIAL SERVICES -- 2.1%
  American Bank Note Holographics*  3,221             6
  Automatic Data Processing         6,400           332
  CDI*                              4,600           129
  Concord EFS*                      7,400           231
  Corporate Executive Board*        7,350           258
  DST Systems*                      6,000           296
  EPIQ Systems*#                   16,050           256
  First Data                        5,100           404
  Harland (John H.)                 9,600           313
  Intrado*                          8,650           152
  MPS Group*                       49,850           412
  Ryder System                      2,500            75
  Shuffle Master*#                 11,500           197
  Spherion*                        16,000           177
  Sungard Data Systems*            13,000           366
  TeleTech Holdings*               19,200           228
                                                -------
                                                  3,832
---------------------------------------------------------
CONSUMER CYCLICALS -- 6.1%
  AC Moore Arts & Crafts*           3,500           149
  Action Performance*               2,700            99
  American Woodmark                 6,900           446
  AnnTaylor Stores*                 2,800            80
  BorgWarner                        3,000           193
  Charming Shoppes*#               26,700           207
  Cost Plus of California*          9,000           287
  Elcor                            11,200           298
  Family Dollar Stores              8,000           288
  Finish Line, Cl A*               18,050           281
  Foot Locker*                      6,900           106
  Fortune Brands                   18,200           976
  Furniture Brands International*   4,100           155


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
CONSUMER CYCLICALS -- CONTINUED
  Gymboree*                         9,800        $  161
  Harman International Industries   5,050           279
  Haverty Furniture                 6,300           115
  Home Depot                        6,600           275
  Insight Enterprises*             14,200           376
  Johnson Controls                  5,800           511
  Lafarge                           2,600           109
  Lear*                             2,900           134
  Lowe's                            6,100           288
  Masco                            18,900           504
  May Department Stores            16,300           573
  Movie Gallery*                   11,500           206
  NBTY*                            12,800           208
  PEP Boys-Manny Moe & Jack#       10,250           168
  Petsmart*                        19,950           328
  Pier 1 Imports                    8,300           168
  Quiksilver*#                      7,000           161
  Reebok International*             6,700           175
  Ruby Tuesday#                    11,400           265
  Target                            6,900           286
  TJX                              27,000           569
  Too*                              9,500           291
  Wal-Mart Stores                  10,200           552
  West Marine*                     11,500           203
  Wet Seal, Cl A*                   4,200            98
  Winnebago Industries              7,700           342
  Wolverine World Wide              6,650           117
                                                -------
                                                 11,027
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.5%
  American Italian Pasta, Cl A*     8,000           392
  Avon Products                     4,800           254
  Buca*#                           11,250           200
  Chiquita Brands International*    5,900           102
  Conagra Foods                    20,600           507
  Estee Lauder, Cl A                5,500           202
  General Mills                     7,900           359
  Interstate Bakeries               4,100           111
  Kimberly-Clark                    5,100           331
  Kroger*                          13,000           291
  Panera Bread, Cl A*               6,500           405
  Pathmark Stores*                  5,400           121
  PepsiCo                           8,400           437
  Performance Food Group*#          3,400           128
  UST                              11,600           445
  Whole Foods Market*               1,700            87
  Wild Oats Markets*               13,600           199
                                                -------
                                                  4,571
---------------------------------------------------------
CONSUMER SERVICES -- 3.3%
  Alliance Gaming*                 16,000           209
  AOL Time Warner*                 16,600           310
  Argosy Gaming*                    6,700           231
  Belo, Cl A                       13,900           333
  Brunswick                         7,100           189




70  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                          ASSET ALLOCATION FUNDS


ARMADA BALANCED ALLOCATION FUND


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
CONSUMER SERVICES -- CONTINUED
  Carnival#                         9,000        $  274
  Clear Channel Communications*     7,900           421
  Comcast, Cl A*                   16,900           476
  Emmis Communications, Cl A*       7,100           210
  Entercom Communications*#         6,000           315
  Gannett                           7,800           591
  Gemstar-TV Guide International*   7,200            69
  Hearst-Argyle Television*         8,000           207
  Hilton Hotels                    13,900           197
  Knight Ridder                     6,700           441
  M T R Gaming Group*               8,600           139
  McGraw-Hill                       3,100           196
  Penn National Gaming*             4,000           144
  Rare Hospitality International*   7,700           217
  Regal Entertainment Group, Cl A*    900            21
  Sinclair Broadcast Group, Cl A*  14,000           207
  Six Flags*                       13,000           209
  Viacom, Cl B*                     6,800           333
                                                -------
                                                  5,939
---------------------------------------------------------
ENERGY -- 3.0%
  Anadarko Petroleum                4,000           203
  CAL Dive International*           6,700           162
  Chesapeake Energy*               21,300           160
  ChevronTexaco                     7,900           689
  Conoco                           12,900           347
  Exxon Mobil                      14,900           595
  Forest Oil*                       4,300           126
  Global Industries*               18,550           138
  GlobalSantaFe                     5,900           199
  Hanover Compressor*#              9,800           128
  Helmerich & Payne                 3,250           124
  Marathon Oil                     12,700           348
  Newfield Exploration*             3,500           126
  Noble*                            4,500           193
  Occidental Petroleum             13,600           406
  Patterson-UTI Energy*             5,000           153
  Phillips Petroleum                6,500           374
  Pioneer Natural Resources*       10,400           251
  Royal Dutch Petroleum, ADR        2,500           138
  Superior Energy Services*        21,500           226
  Ultra Petroleum*                 19,550           170
  Veritas DGC*#                    14,700           222
                                                -------
                                                  5,478
---------------------------------------------------------
FINANCIALS -- 8.1%
  Affiliated Managers Group*        3,300           229
  American International Group     11,163           748
  Astoria Financial                 8,500           297
  Bank of America                  15,700         1,190
  Bank of New York                  8,400           305
  Ceres Group*                     28,005           123
  Chubb                             8,800           661
  Citigroup                        21,300           920
  Comerica                         12,900           827
  East-West Bancorp                 2,900            98


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
FINANCIALS -- CONTINUED
  Erie Indemnity, Cl A              3,850        $  162
  Everest Re Group                  1,600           100
  First Federal Capital             9,200           195
  First Midwest Bancorp             7,825           223
  FleetBoston Financial            16,300           574
  Fpic Insurance Group*            19,600           301
  Franklin Resources                7,500           327
  Freddie Mac                       9,300           610
  Fulton Financial                 12,125           236
  Goldman Sachs Group               7,700           581
  Greater Bay Bancorp               3,800           125
  Harleysville Group                7,400           201
  IndyMac Bancorp*                  7,000           162
  Irwin Financial                   3,756            75
  MAF Bancorp                       2,300            90
  Mercury General                   7,450           359
  Morgan Stanley Dean Witter        8,900           405
  North Fork Bancorporation         6,200           244
  PFF Bancorp                       3,000           101
  PNC Financial Services Group     10,300           579
  Provident Financial Group         3,900           115
  Sky Financial Group              11,900           266
  SouthTrust                       11,400           296
  St. Paul                         16,600           707
  SunTrust Banks                   10,100           690
  Triad Guaranty*                   3,700           175
  Trustmark                        10,200           259
  Wachovia                         20,900           802
  Washington Federal                6,000           165
  Whitney Holding                   6,450           230
                                                -------
                                                 14,753
---------------------------------------------------------
HEALTHCARE -- 6.1%
  Abbott Laboratories               7,400           351
  Amerigroup*#                     15,250           445
  Amgen*                            5,900           281
  Baxter International              7,200           387
  Beverly Enterprises*             17,300           135
  Bristol-Myers Squibb             15,200           473
  Cambrex                           3,100           135
  Cardiac Science*#                71,500           232
  Cardiodynamics International*    21,900            73
  Cooper                            3,900           195
  Cytyc*#                          20,300           331
  Dianon Systems*#                  3,450           223
  Eli Lilly                         4,300           278
  Genentech*                        4,900           174
  Genta*#                          17,650           163
  Health Net*                      10,900           316
  Isis Pharmaceuticals*            13,100           123
  Johnson & Johnson                11,700           718
  KOS Pharmaceuticals*#             9,100           181
  Laboratory of America Holdings*   8,600           422
  Medical Staffing Network
     Holdings*#                     8,600           221
  Medtronic                         6,200           286
  Merck                             8,700           497




                                                                 MAY 31, 2002 71

STATEMENT OF NET ASSETS
ASSET ALLOCATION FUNDS


ARMADA BALANCED ALLOCATION FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTHCARE -- CONTINUED
  Meridian Medical Technologies*    8,850        $  313
  OSI Pharmaceuticals*#             2,800            85
  Owens & Minor#                    7,300           138
  Pfizer                           31,600         1,093
  Pharmaceutical Resources*         9,900           246
  Pharmacia                        19,200           829
  SICOR*                            8,950           147
  Tenet Healthcare*                 6,600           492
  Theragenics*                     33,800           289
  United Surgical Partners
     International*                 6,500           202
  Urologix*#                       17,300           270
  Wyeth                             6,400           355
                                                -------
                                                 11,099
---------------------------------------------------------
INDUSTRIALS -- 2.7%
  Agco*                             8,400           174
  Asyst Technologies*               5,100            87
  Casella Waste Systems, Cl A*     12,900           149
  Caterpillar                      11,000           575
  Danaher                           5,500           383
  Deere                            10,700           503
  General Electric                 24,800           772
  Kadant*                           4,900            78
  Kennametal                        5,600           224
  Kulicke & Soffa Industries*       7,300           106
  Nordson                           2,200            63
  Phoenix*                          4,600            83
  Tecumseh Products, Cl A           4,800           223
  Therasense*#                      8,800           158
  Timken                            8,600           193
  Tower Automotive*                 8,300           107
  Ultratech Stepper*                6,900           111
  United Technologies               8,000           551
  Unova*                           20,250           138
  York International                6,900           245
                                                -------
                                                  4,923
---------------------------------------------------------
REAL ESTATE -- 0.1%
  Forest City Enterprises, Cl A     2,610           100
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
  Alexandria Real Estate Equities   3,000           140
  Arden Realty                      3,800           103
  Corporate Office Properties Trust 7,200           101
  Developers Diversified Realty     8,250           191
  First Industrial Realty Trust     6,700           230
  Gables Residential Trust          8,000           243
  General Growth Properties         4,100           199
  Great Lakes REIT                  6,000           103
  Heritage Property
    Investment Trust*               5,300           137
  Highwoods Properties              9,050           243
  Ramco-Gershenson Properties       3,200            63
  Summit Properties                 5,750           130
                                                -------
                                                  1,883
---------------------------------------------------------

---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
TECHNOLOGY -- 8.3%
  Activision*                      11,950        $  390
  Adaptec*#                        10,550           137
  Advent Software*#                 5,200           207
  Altera*                          10,700           193
  Analog Devices*                   3,600           132
  Applied Materials*               42,800           949
  Atmel*                           30,300           249
  Axcelis Technologies*#           19,650           241
  Brooks-PRI Automation*#           9,600           290
  ChipPAC, Cl A*                   12,100           105
  Cisco Systems*                   31,700           500
  Concurrent Computer*             34,150           217
  CoorsTek*                         2,800            94
  Dupont Photomasks*                6,700           233
  Dynamics Research*                2,800            64
  Entegris*                        12,100           155
  Filenet*                         11,300           174
  General Dynamics                  4,200           423
  GrafTech International*          20,400           235
  Hifn*                            10,000            87
  Hubbell, Cl B                    11,100           410
  Hyperion Solutions*               7,200           153
  Identix*#                        25,100           196
  Integrated Defense Technologies*  1,200            35
  Integrated Silicon Solutions*    11,400           135
  Intel                            24,700           682
  International Business Machines   3,700           298
  Itron*                            5,750           167
  Lexmark International*           14,100           881
  Lockheed Martin                  14,400           894
  Maxtor*                          17,500            93
  Micron Technology*               22,800           538
  Microsoft*                       12,500           636
  Motorola                         37,700           603
  MRO Software*                    13,810           183
  Mykrolis*                        10,960           148
  Northrop Grumman                  4,100           497
  Numerical Technologies*          11,150            88
  OAK Technology*#                 18,400           238
  Omnivision Technologies*         34,550           439
  Oracle*                          11,100            88
  Photronics*#                      3,400            78
  Power Integrations*              11,150           251
  SCM Microsystems*                19,200           212
  Silicon Storage Technology*      25,850           279
  Standard Microsystems*              710            16
  Sypris Solutions*                21,100           394
  Teradyne*                         7,300           198
  Texas Instruments                 7,000           201
  Textron                           4,900           230
  Verity*                           5,800            54
  Virage Logic*                    13,200           167




72  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                          ASSET ALLOCATION FUNDS


ARMADA BALANCED ALLOCATION FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
COMMON STOCK -- CONTINUED
TECHNOLOGY -- CONTINUED
  Visionics*#                       9,000       $    94
  Zoran*                           14,400           349
                                                -------
                                                 15,000
---------------------------------------------------------
TELECOMMUNICATIONS -- 0.9%
  AT&T#                            16,800           201
  BellSouth                        11,400           380
  Metro One Telecommunications*     2,400            41
  SBC Communications                8,200           281
  Verizon Communications           15,900           684
                                                -------
                                                  1,587
---------------------------------------------------------
TRANSPORTATION -- 1.6%
  Alexander & Baldwin               8,000           220
  Arkansas Best*                    7,900           195
  C.H. Robinson Worldwide          10,200           345
  Continental Airlines, Cl B*       2,500            56
  Fleetwood Enterprises             9,000            93
  Genesee & Wyoming, Cl A*          1,500            35
  Skywest#                          9,500           221
  Southwest Airlines                9,900           169
  Triumph Group*                    2,500           111
  Union Pacific                    11,100           680
  United Defense Industries*        2,950            69
  USFreightways#                    9,500           331
  Wabtec                           10,000           137
  Yellow*                           8,100           222
                                                -------
                                                  2,884
---------------------------------------------------------
UTILITIES -- 1.6%
  Allete                            8,000           240
  Dominion Resources of Virginia   11,300           732
  El Paso Electric*                19,400           286
  Equitable Resources               6,100           220
  Exelon                            9,000           481
  Hawaiian Electric Industries      8,100           369
  MDU Resources Group               8,500           255
  Peoples Energy                    6,600           260
                                                -------
                                                  2,843
---------------------------------------------------------
WHOLESALE -- 0.2%
  Hughes Supply                     5,750           228
  Pioneer Standard Electronics     11,600           132
                                                -------
                                                    360
---------------------------------------------------------
Total Common Stock (Cost $81,624)                90,587
---------------------------------------------------------
FOREIGN COMMON STOCK -- 12.1%
AUSTRALIA -- 0.1%
  John Fairfax Holdings            77,880           158
---------------------------------------------------------
BELGIUM -- 0.2%
  Interbrew                         8,350           253
  Umicore#                          2,708           113
                                                -------
                                                    366
---------------------------------------------------------

---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
BERMUDA -- 0.1%
  XL Capital, Cl A                  3,000        $  265
---------------------------------------------------------
BRAZIL -- 0.3%
  Cia de Bebidas das Americas, ADR  7,100           134
  Empresa Bras de Aeronautica, ADR  6,216           147
  Petroleo Brasileiro, ADR         10,158           242
                                                -------
                                                    523
---------------------------------------------------------
CANADA -- 0.7%
  Axcan Pharma*                    20,000           303
  Moore*                           10,300           147
  Optimal Robotics, Cl A*#         15,750           236
  Talisman Energy                  13,500           597
                                                -------
                                                  1,283
---------------------------------------------------------
CHINA -- 0.2%
  Aluminum Corporation of China   110,300            20
  China Mobile*                    32,622           103
  Huaneng Power International     229,000           191
                                                -------
                                                    314
---------------------------------------------------------
DENMARK -- 0.2%
  Danske Bank A/S                   8,080           148
  Novo-Nordisk A/S, Cl B            4,155           132
                                                -------
                                                    280
---------------------------------------------------------
FINLAND -- 0.2%
  Metso Oyj                        14,425           202
  Nokia Oyj, ADR                    5,300            73
                                                -------
                                                    275
---------------------------------------------------------
FRANCE -- 0.9%
  Alcatel, ADR                      7,000            81
  Alstom#                           4,100            52
  Altran Technologies#              2,000            98
  Atos Origin*#                     1,595            95
  Aventis, ADR                      1,600           112
  Axa#                              4,995            97
  BNP Paribas#                      4,500           253
  Carrefour                         2,300           116
  Cie de Saint-Gobain                 759           134
  France Telecom#                   3,690            71
  Suez                              4,000           113
  TotalFinaElf                      1,124           175
  TotalFinaElf, ADR                 1,020            79
  Vinci#                            2,400           150
  Vivendi Universal#                1,536            48
  Vivendi Universal, ADR            1,500            47
                                                -------
                                                  1,721
---------------------------------------------------------
GERMANY -- 0.6%
  Allianz#                            870           193
  Altana#                           2,390           129
  Bayerische Hypo-und Vereinsbank#  5,595           197
  Deutsche Telekom#                 9,300           103




                                                                 MAY 31, 2002 73

STATEMENT OF NET ASSETS
ASSET ALLOCATION FUNDS


ARMADA BALANCED ALLOCATION FUND


---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
GERMANY -- CONTINUED
  E.ON#                             2,050        $  107
  Fraport AG Frankfurt
   Airport Services Worldwide*      4,032            97
  Muehlbauer Holding AG & KgaA#     3,100            68
  Muenchener Rueckversicherungs#      390            89
  SAP, ADR                          5,100           131
                                                -------
                                                  1,114
---------------------------------------------------------
GREECE -- 0.1%
  Stelmar Shipping*                 8,400           133
---------------------------------------------------------
HONG KONG -- 0.1%
  Hutchison Whampoa                12,100           101
---------------------------------------------------------
IRELAND -- 0.2%
  Bank of Ireland                   9,999           129
  Iona Technologies, ADR*          14,100           141
  Kerry Group, Cl A                 3,000            43
  Ryanair Holdings*                12,600            72
                                                -------
                                                    385
---------------------------------------------------------
ITALY -- 0.3%
  Assicurazioni Generali#           4,088            96
  ENI-Ente Nazionale Idrocarburi#   8,100           123
  IntesaBci#                       65,705           194
  Saipem#                          11,094            75
  Telecom Italia#                  16,714           134
                                                -------
                                                    622
---------------------------------------------------------
JAPAN -- 1.6%
  Canon                             4,630           178
  Fast Retailing                    3,000            81
  Fuji Photo Film                   3,900           122
  Honda Motor                       4,300           183
  Kansai Electric Power             9,850           141
  Meitec                            4,900           164
  NEC                              12,751            95
  Nipponkoa Insurance              41,800           162
  Nissan Motor#                    13,200            94
  NTT Docomo                           56           151
  Orix                              2,320           205
  Promise#                          3,060           169
  Shin-Etsu Chemical                6,150           248
  SMC#                              1,013           118
  Sony, ADR                         3,446           200
  Takeda Chemical Industries        3,000           135
  Tanabe Seiyaku                   18,600           167
  Tokyo Gas                        40,500           111
  Toshiba*                         26,500           112
  Toyo Ink Manufacturing#          20,500            59
                                                -------
                                                  2,895
---------------------------------------------------------

---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
MEXICO -- 0.4%
  America Movil SA de CV, ADR       5,300         $  93
  Cemex SA de CV, ADR               4,100           123
  Fomento Economico Mexicano, ADR   6,208           262
  Telefonos de Mexico, ADR          7,287           254
                                                -------
                                                    732
---------------------------------------------------------
NETHERLANDS -- 1.2%
  ABN Amro Holding                  4,300            83
  Aegon                            12,713           273
  ASM International*               19,761           383
  Hunter Douglas                    6,744           206
  ING Groep                         9,927           262
  Koninklijke Ahold                13,685           293
  Koninklijke Philips
     Electronics, ADR               8,453           259
  Nutreco Holding                   3,496           119
  Unilever, ADR                     2,452           161
  Wolters Kluwer                    7,135           147
                                                -------
                                                  2,186
---------------------------------------------------------
NORWAY -- 0.3%
  Norsk Hydro                       4,274           215
  Norske Skogindustrier             9,249           175
  Tsakos Energy Navigation*         8,450           137
                                                -------
                                                    527
---------------------------------------------------------
SINGAPORE -- 0.1%
  DBS Group Holdings               15,500           122
  SembCorp Industries              87,300            69
                                                -------
                                                    191
---------------------------------------------------------
SOUTH AFRICA -- 0.1%
  Sappi, ADR                       15,800           231
---------------------------------------------------------
SOUTH KOREA -- 0.3%
  Korea Telecom, ADR                5,914           140
  POSCO                             6,156           174
  Samsung Electronics, GDR (A)      1,380           196
                                                -------
                                                    510
---------------------------------------------------------
SPAIN -- 0.4%
  Banco Bilbao Vizcaya Argentaria  14,679           177
  Cortefiel                        11,110            66
  Gas Natural                       7,400           138
  Sociedad General de Aguas de
     Barcelona                     17,764           227
  Telefonica*                      10,366           109
  Telefonica, ADR*                  1,386            44
                                                -------
                                                    761
---------------------------------------------------------
SWEDEN -- 0.2%
  Nordea                           33,869           195
  Sandvik                           6,908           159
                                                -------
                                                    354
---------------------------------------------------------




74  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                          ASSET ALLOCATION FUNDS


ARMADA BALANCED ALLOCATION FUND



---------------------------------------------------------
                              NUMBER OF SHARES/   VALUE
                                  PAR (000)       (000)
---------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
SWITZERLAND -- 1.1%
  Credit Suisse Group*#             3,868        $  143
  Julius Baer Holding, Cl B#          490           140
  Nestle#                           1,332           323
  Novartis                          6,821           292
  STMicroelectronics N.V., ADR      4,000           108
  Swatch Group, Cl B*#              1,360           126
  Swiss Re#                         2,120           216
  Swisscom                            645           184
  UBS*#                             6,077           317
  Zurich Financial Services#          530           123
                                                -------
                                                  1,972
---------------------------------------------------------
TAIWAN -- 0.1%
  United Microelectronics, ADR*    12,400           105
---------------------------------------------------------
UNITED KINGDOM -- 2.1%
  Acambis, ADR*                     8,000           330
  AstraZeneca, ADR                  4,278           187
  Barclays                         22,128           190
  BHP Billiton                     25,505           145
  BP                               38,792           330
  BP, ADR                           3,051           156
  British Energy                   32,117            80
  Diageo                           12,351           155
  Friends Provident*               58,100           148
  Gallaher Group                   21,700           203
  GlaxoSmithKline, ADR              4,000           163
  HBOS                             15,000           181
  Hilton Group                     73,247           262
  HSBC Holdings*                   23,180           282
  Jarvis                            6,350            30
  Northern Rock                    14,381           151
  Royal Bank of Scotland Group     10,147           294
  Scottish Power                   25,661           150
  Shire Pharmaceuticals*           11,900           108
  Somerfield*                      93,953           172
  Vodafone Group                  106,028           159
                                                -------
                                                  3,876
---------------------------------------------------------
Total Foreign Common Stock (Cost $21,540)        21,880
---------------------------------------------------------
FOREIGN PREFERRED STOCK -- 0.1%
GERMANY -- 0.1%
  Henkel KGaA#                      3,385           239
---------------------------------------------------------
Total Foreign Preferred Stock (Cost $227)           239
---------------------------------------------------------
CORPORATE BONDS -- 8.8%
BASIC MATERIALS -- 0.5%
  EI du Pont de Nemours
   6.875%, 10/15/09               $   795           856
---------------------------------------------------------
CONSUMER CYCLICALS -- 1.1%
  Ford Motor
   7.450%, 07/16/31                   845           821

---------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
---------------------------------------------------------
CORPORATE BONDS -- CONTINUED
CONSUMER CYCLICALS -- CONTINUED
  General Motors#
   7.200%, 01/15/11                $  700      $    723
  Target
   5.500%, 04/01/07                   365           372
                                                -------
                                                  1,916
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.4%
  Coca-Cola Enterprises
   6.125%, 08/15/11                   150           153
  General Mills
   6.000%, 02/15/12                   220           218
  Kroger
   7.250%, 06/01/09                   180           192
   6.375%, 03/01/08                   180           185
                                                -------
                                                    748
---------------------------------------------------------
CONSUMER SERVICES -- 0.2%
  AOL Time Warner
   6.750%, 04/15/11                    80            78
  Comcast Cable Communications
   7.125%, 06/15/13                    90            88
   6.750%, 01/30/11                   180           174
                                                -------
                                                    340
---------------------------------------------------------
ENERGY -- 0.4%
  Anadarko Petroleum
   5.375%, 03/01/07                   190           190
  Conoco
   6.950%, 04/15/29                   545           560
                                                -------
                                                    750
---------------------------------------------------------
FINANCIALS -- 4.2%
  Bank of America
   5.250%, 02/01/07                   220           223
  Bank One
   6.500%, 02/01/06                   350           370
   6.000%, 08/01/08                   385           396
  BankBoston NA
   6.500%, 12/19/07                   435           455
  BB&T
   6.500%, 08/01/11                   180           186
  Bear Stearns
   5.700%, 01/15/07                   425           429
  Citigroup
   6.500%, 01/18/11                   900           937
  Fairfax Financial Holdings
   7.375%, 04/15/18                   140            97
  First Union National Bank/Charlotte
   7.800%, 08/18/10                   335           373
  General Motors Acceptance
   6.875%, 09/15/11                   270           274
  Goldman Sachs Group
   6.600%, 01/15/12                   210           214
  Household Finance
   5.875%, 02/01/09                 1,000           960
  Lehman Brothers Holdings
   7.000%, 02/01/08                   700            738




                                                                 MAY 31, 2002 75

STATEMENT OF NET ASSETS
ASSET ALLOCATION FUNDS


ARMADA BALANCED ALLOCATION FUND



---------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
---------------------------------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- CONTINUED
  Morgan Stanley Dean Witter
   8.000%, 06/15/10                $  800      $    886
  US Bank NA
   6.300%, 02/04/14                   245           249
  Wachovia
   6.950%, 11/01/04                   180           192
  Wells Fargo Bank NA
   6.450%, 02/01/11                   700           726
                                                -------
                                                  7,705
---------------------------------------------------------
INDUSTRIALS -- 0.1%
  Systems 2001 Asset Trust (A)
   6.664%, 09/15/13                   154           162
---------------------------------------------------------
TECHNOLOGY -- 0.3%
  Hewlett-Packard
   7.150%, 06/15/05                   240           254
   5.750%, 12/15/06                   310           311
                                                -------
                                                    565
---------------------------------------------------------
TELECOMMUNICATIONS -- 0.2%
  Cox Communications
   6.750%, 03/15/11                   190           181
  Sprint Capital (A)
   8.375%, 03/15/12                    25            25
   6.125%, 11/15/08                    90            81
  WorldCom
   7.500%, 05/15/11                   200            98
                                                -------
                                                    385
---------------------------------------------------------
TRANSPORTATION -- 0.9%
  CSX
   6.300%, 03/15/12                   100           101
  Norfolk Southern
   6.200%, 04/15/09                   340           347
  Union Pacific
   6.125%, 01/15/12                   180           180
  US Airways, Series 2000-3G
   7.890%, 03/01/19                   958           991
                                                -------
                                                  1,619
---------------------------------------------------------
UTILITIES -- 0.5%
  Emerson Electric
   5.850%, 03/15/09                   300           304
  TXU
   6.375%, 06/15/06                   310           316
  Wisconsin Energy
   5.500%, 12/01/08                   240           238
                                                -------
                                                    858
---------------------------------------------------------
Total Corporate Bonds (Cost $15,477)             15,904
---------------------------------------------------------

---------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
---------------------------------------------------------
ASSET BACKED SECURITIES -- 3.5%
AUTOMOTIVE -- 1.5%
  Americredit Automobile
   Receivables Trust,
   Series 2002-A, Cl A4
   4.610%, 01/12/09                $  750        $  755
  ANRC Auto Owner Trust,
   Series 2001-A, Cl A4
   4.320%, 06/16/08                 1,000         1,011
  Chase Manhattan Auto
   Owner Trust,
   Series 2002-A, Cl A4
   4.240%, 09/15/08                 1,000           999
                                                -------
                                                  2,765
---------------------------------------------------------
MORTGAGE RELATED -- 1.0%
  General Motors Acceptance,
   Series 2001-HE-2, Cl IIA4
   6.370%, 09/25/31                   650           678
  Residential Asset Securities Trust,
   Series 1999-KS1, Cl AI8
   6.320%, 04/25/30                    35            36
  Saxon Asset Securities Trust,
   Series 1999-3, Cl AF6
   7.525%, 06/25/14                   995         1,069
                                                -------
                                                  1,783
---------------------------------------------------------
OTHER -- 1.0%
  Detroit Edison, Securitization
   Funding LLC,
   Series 2001-1, Cl A6
   6.620%, 03/01/16                   580           607
  PECO Energy Transition Trust,
   Series 2001-A, Cl A1
   6.520%, 12/31/10                   635           672
  PSE&G Transition Funding LLC,
   Series 2001-1, Cl A8
   6.890%, 12/15/17                   540           579
                                                -------
                                                  1,858
---------------------------------------------------------
Total Asset Backed Securities (Cost $6,182)       6,406
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.5%
  Bank of America Mortgage Securities,
   Series 2001-C, Cl A3
   5.983%, 07/25/31                   915           930
  Residential Funding Mortgage
   Securities I,
   Series 2000-S12, Cl A2
   7.250%, 09/25/15                   329           333
  Vendee Mortgage Trust,
   Series 1999-3, Cl D
   6.500%, 06/15/25                 1,445         1,478
---------------------------------------------------------
Total Collateralized Mortgage Obligations
  (Cost $2,581)                                   2,741
---------------------------------------------------------
COMMERCIAL-MORTGAGE BACKED SECURITIES -- 4.1%
  Chase Commercial Mortgage Securities,
   Series 1999-2, Cl A2
   7.198%, 01/15/32                 1,265         1,371
  DLJ Commercial Mortgage,
   Series 2000-CKP1, Cl A1A
   6.930%, 08/10/09                   133           141




76  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                          ASSET ALLOCATION FUNDS


ARMADA BALANCED ALLOCATION FUND



---------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
---------------------------------------------------------
COMMERCIAL-MORTGAGE BACKED SECURITIES -- CONTINUED
  GMAC Commercial Mortgage Securities,
   Series 2001-C1, Cl A2
   6.465%, 04/15/34               $ 1,200       $ 1,252
  Prudential Securities
   Secured Financing,
   Series 1998-C1, Cl A1A3
   6.350%, 09/15/07                 1,620         1,701
  Prudential Securities
   Secured Financing,
   Series 1999-NRF1, Cl A2
   6.480%, 11/01/31                 1,280         1,343
  Salomon Brothers
   Mortgage Securities,
   Series 2001-MMA, Cl A2
   6.134%, 02/18/34                 1,610         1,669
---------------------------------------------------------
Total Commercial-Mortgage Backed Securities
  (Cost $7,141)                                   7,477
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.1%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.1%
      6.625%, 11/15/30                100           105
---------------------------------------------------------
Total U.S. Government Agency Obligations
  (Cost $104)                                       105
---------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 11.8%
FEDERAL HOME LOAN BANK -- 2.1%
   3.750%, 04/15/04#                3,850         3,878
---------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.1%
   7.000%, 11/01/28                   165           171
   5.750%, 01/15/12                    10            10
   4.875%, 03/15/07#                   60            60
                                                -------
                                                    241
---------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.4%
   6.500%, 06/01/29 to 05/01/32    12,282        12,489
   6.000%, 08/01/28 to 02/01/29     1,998         1,996
   5.730%, 12/01/08                   666           680
                                                -------
                                                 15,165
---------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.2%
   7.500%, 11/15/29                    49            52
   6.500%, 09/15/23 to 05/15/29     1,987         2,032
                                                -------
                                                  2,084
---------------------------------------------------------
Total U.S. Government Mortgage-Backed
Obligations (Cost $21,035)                       21,368
---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 4.9%
U.S. TREASURY BONDS -- 0.7%
   6.250%, 08/15/23                 1,130         1,195
---------------------------------------------------------
U.S. TREASURY NOTES -- 4.2%
   4.875%, 02/15/12#                  800           790
   4.375%, 05/15/07#                1,800         1,801
   3.000%, 11/30/03#                5,020         5,035
                                                -------
                                                  7,626
---------------------------------------------------------
Total U.S. Treasury Obligations (Cost $8,672)     8,821
---------------------------------------------------------

---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 2.3%
  Armada Money Market Fund,
     Class I+                   4,238,745       $ 4,239
---------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $4,239)                                   4,239
---------------------------------------------------------
Total Investments -- 99.2% (Cost $168,822)      179,767
---------------------------------------------------------
Other Assets & Liabilities, Net -- 0.8%           1,363
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)     187,973
Undistributed net investment income                 602
Accumulated net realized loss on investment     (18,352)
Net unrealized appreciation of foreign
  currency and translation of other assets
  and liabilities in foreign currency investments     3
Net unrealized appreciation on investments
  and futures                                    10,904
---------------------------------------------------------
Total Net Assets -- 100.0%                     $181,130
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  17,490,518 outstanding shares of
  beneficial interest)                            $9.01
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 1,847,826
  outstanding shares of beneficial
  interest)                                       $9.02
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($9.02 / 95.25%)                        $9.47
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 633,677
  outstanding shares of beneficial
  interest)                                       $9.03
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 82,943
  outstanding shares of beneficial
  interest)                                       $9.00
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 37,624 outstanding shares of
  beneficial interest)                            $8.99
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($8.99 / 99.00%)                        $9.08
---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) PRIVATE PLACEMENT SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
GDR -- GLOBAL DEPOSITORY RECEIPT
LLC -- LIMITED LIABILITY COMPANY
NA -- NATIONAL ASSOCIATION
REIT -- REAL ESTATE INVESTMENT TRUST
SEE NOTES TO FINANCIAL STATEMENTS.




                                                                 MAY 31, 2002 77

STATEMENT OF NET ASSETS
ASSET ALLOCATION FUNDS


ARMADA CONSERVATIVE ALLOCATION FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
RELATED PARTY EQUITY FUNDS -- 39.2%
  Armada International Equity Fund,
     Class I                       53,675        $  524
  Armada Large Cap Ultra Fund,
     Class I*                      45,063           424
  Armada Large Cap Value Fund,
     Class I                       43,848           694
  Armada Small Cap Growth Fund,
     Class I*                      52,835           485
  Armada Small Cap Value Fund,
     Class I                       23,690           489
---------------------------------------------------------
Total Related Party Equity Funds (Cost $2,716)    2,616
---------------------------------------------------------
RELATED PARTY FIXED INCOME FUND -- 59.6%
  Armada Intermediate Bond Fund,
     Class I                      381,893         3,972
---------------------------------------------------------
Total Related Party Fixed Income Fund
  (Cost $3,930)                                   3,972
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.1%
  Armada Money Market Fund,
     Class I                       74,378            74
---------------------------------------------------------
Total Related Party Money Market Fund (Cost $74)     74
---------------------------------------------------------
Total Investments -- 99.9% (Cost $6,720)          6,662
---------------------------------------------------------
Other Assets & Liabilities, Net -- 0.1%               4
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)       6,861
Accumulated net realized loss on investments       (137)
Net unrealized depreciation on investments          (58)
---------------------------------------------------------
Total Net Assets -- 100.0%                       $6,666
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  284,953 outstanding shares of
  beneficial interest)                           $ 9.66
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 278,370
  outstanding shares of beneficial
  interest)                                      $ 9.66
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($9.66 / 95.25%)                       $10.14
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 16,909
  outstanding shares of beneficial
  interest)                                      $ 9.65
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 72,738
  outstanding shares of beneficial
  interest)                                      $ 9.65
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 37,321 outstanding shares of
  beneficial interest)                           $ 9.65
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($9.65 / 99.00%)                       $ 9.75
---------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
SEE NOTES TO FINANCIAL STATEMENTS.

78  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                              FIXED INCOME FUNDS


ARMADA BOND FUND



---------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
---------------------------------------------------------
CORPORATE BONDS -- 23.7%
CONSUMER CYCLICALS -- 2.8%
  Ford Motor
   7.450%, 07/16/31               $ 9,930       $ 9,670
  General Motors#
   7.200%, 01/15/11                 4,000         4,140
  Target
   5.500%, 04/01/07                 1,780         1,816
  Universal
   8.500%, 02/28/03                 6,900         7,147
                                                -------
                                                 22,773
---------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.9%
  Coca-Cola Enterprises
   6.125%, 08/15/11                 2,050         2,086
  General Mills
   6.000%, 02/15/12                 2,350         2,335
  Kroger
   7.250%, 06/01/09                 2,500         2,678
                                                -------
                                                  7,099
---------------------------------------------------------
CONSUMER SERVICES -- 0.6%
  AOL Time Warner
   6.750%, 04/15/11                   965           946
  Comcast Cable Communications
   7.125%, 06/15/13                 1,510         1,482
   6.750%, 01/30/11                 2,600         2,512
                                                -------
                                                  4,940
---------------------------------------------------------
ENERGY -- 1.1%
  Anadarko Petroleum
   5.375%, 03/01/07                 2,000         2,007
  Conoco
   6.950%, 04/15/29                 7,100         7,322
                                                -------
                                                  9,329
---------------------------------------------------------
FINANCIALS -- 12.1%
  Anthem Insurance (B)
   9.125%, 04/01/10                 5,600         6,250
  Bank of America
   5.250%, 02/01/07                 2,485         2,520
  Bank One
   6.500%, 02/01/06                 3,520         3,727
   6.000%, 08/01/08                 5,100         5,252
  BankBoston NA
   6.500%, 12/19/07                 3,835         4,014
  BB&T
   6.500%, 08/01/11                 2,350         2,432
  Bear Stearns
   6.500%, 05/01/06                 1,000         1,048
  Boeing Capital
   6.100%, 03/01/11                 5,000         5,039
  Citigroup
   6.500%, 01/18/11                 5,000         5,212

---------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
---------------------------------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- CONTINUED
  Fairfax Financial Holdings
   7.375%, 04/15/18               $ 1,550       $ 1,073
  First Union National Bank/Charlotte#
   7.800%, 08/18/10                 2,335         2,606
  Ford Motor Credit Global
   6.700%, 07/16/04                 8,110         8,363
  General Electric Capital
   8.125%, 05/15/12                 4,900         5,604
  General Electric Capital, Cl A (MTN)#
   7.000%, 02/03/03                 1,000         1,030
  General Motors Acceptance
   6.750%, 01/15/06                 3,600         3,762
  Goldman Sachs Group
   6.600%, 01/15/12                 2,435         2,484
  Household Finance
   6.500%, 01/24/06                 5,200         5,356
   5.875%, 02/01/09                 1,000           962
   5.750%, 01/30/07#                1,810         1,805
  Inter-American Development Bank
   7.375%, 01/15/10                 1,200         1,356
  Lehman Brothers
   6.625%, 02/15/08                 2,500         2,616
  Lehman Brothers Holdings
   6.625%, 01/18/12                   500           509
  Morgan Stanley Dean Witter
   8.000%, 06/15/10                 4,755         5,272
   6.750%, 04/15/11                 5,000         5,164
  Salomon Smith Barney Holdings
   6.250%, 01/15/05                 4,775         4,984
  US Bank NA
   6.300%, 02/04/14                 2,660         2,713
  Wachovia
   6.950%, 11/01/04                 4,475         4,771
  Wells Fargo
   5.125%, 02/15/07                 2,030         2,046
                                                -------
                                                 97,970
---------------------------------------------------------
INDUSTRIALS -- 1.7%
  Arrow Electronics
   6.875%, 06/01/18                 3,000         2,371
  El Paso Corporation (MTN)
   7.750%, 01/15/32                   975           930
  Emerson Electric
   5.850%, 03/15/09                 3,245         3,290
  Precision Castparts
   8.750%, 03/15/05                 4,125         4,447
  Systems 2001 Asset Trust (B)
   6.664%, 09/15/13                 1,959         2,055
  TXU
   6.375%, 06/15/06                   500           511
                                                -------
                                                 13,604
---------------------------------------------------------



                                                                 MAY 31, 2002 79

STATEMENT OF NET ASSETS
FIXED INCOME FUNDS


ARMADA BOND FUND



---------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
---------------------------------------------------------
CORPORATE BONDS -- CONTINUED
STRUCTURED INDEX -- 1.3%
  Lehman Brothers TRAINS (A) (B)
   6.829%, 01/15/12               $ 3,824       $ 3,936
  Morgan Stanley TRACERS (A) (B)
   7.191%, 09/15/11                 6,800         7,012
                                                -------
                                                 10,948
---------------------------------------------------------
TELECOMMUNICATIONS -- 0.7%
  Cox Communications
   6.750%, 03/15/11                 3,240         3,091
  Sprint Capital (B)
   8.375%, 03/15/12                   325           321
   6.125%, 11/15/08                 1,000           897
  WorldCom
   7.500%, 05/15/11                 2,436         1,206
                                                -------
                                                  5,515
---------------------------------------------------------
TRANSPORTATION -- 2.1%
  CSX
   6.300%, 03/15/12                 1,155         1,163
  Norfolk Southern
   6.200%, 04/15/09                   645           659
  Union Pacific
   6.125%, 01/15/12                 2,100         2,103
  US Airways, Series 2000-3G
   7.890%, 03/01/19                12,730        13,164
                                                -------
                                                 17,089
---------------------------------------------------------
UTILITIES -- 0.4%
  Wisconsin Energy
   5.500%, 12/01/08                 3,155         3,131
---------------------------------------------------------
Total Corporate Bonds (Cost $188,190)           192,398
---------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 19.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.8%
   9.500%, 10/01/20                   751           834
   9.400%, 09/15/08                     4             4
   9.250%, 12/01/02                     6             6
   9.000%, 05/01/20                   290           309
   8.500%, 05/01/06 to 06/01/17       137           146
   8.000%, 07/01/25                   951         1,020
   7.500%, 07/01/10 to 05/01/17       747           793
   7.000%, 11/01/10 to 11/01/28     8,136         8,458
   6.500%, 10/01/07 to 11/01/10       742           777
   6.000%, 12/01/28                 6,843         6,835
   5.750%, 01/15/12#                4,310         4,369
   4.875%, 03/15/07#                7,150         7,213
                                                -------
                                                 30,764
---------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 11.3%
   9.500%, 05/01/18                    71            79
   9.000%, 07/01/09 to 11/01/24       857           941
   8.500%, 11/01/09                    30            32
   6.500%, 12/01/08 to 05/01/32    44,954        45,727
   6.500%, 06/01/32 (when issued)  20,000        20,306
   6.280%, 02/01/12                 3,000         3,115


---------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
---------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- CONTINUED
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
   6.000%, 07/01/28 to 02/01/29   $10,675      $ 10,662
   5.870%, 01/01/09                 5,355         5,506
   5.735%, 01/01/09                 4,795         4,890
                                                -------
                                                 91,258
---------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.8%
   9.000%, 02/20/19                    27            29
   8.500%, 05/15/21 to 08/15/22       339           370
   8.250%, 04/20/17 to 07/20/17        48            52
   8.000%, 03/15/08 to 01/15/30     2,305         2,454
   7.500%, 12/15/29                   913           962
   7.000%, 11/15/23 to 06/15/29     1,029         1,068
   6.500%, 09/15/28 to 05/15/29    33,688        34,385
                                                -------
                                                 39,320
---------------------------------------------------------
Total U.S. Government Mortgage-Backed
Obligations (Cost $157,635)                     161,342
---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 14.4%
U.S. TREASURY BONDS -- 1.9%
   5.500%, 08/15/28#               16,000        15,398
---------------------------------------------------------
U.S. TREASURY NOTES -- 12.5%
   4.875%, 02/15/12#                6,000         5,925
   4.375%, 05/15/07#               35,000        35,044
   3.375%, 04/30/04#               60,000        60,264
                                                -------
                                                101,233
---------------------------------------------------------
Total U.S. Treasury Obligations (Cost $116,126) 116,631
---------------------------------------------------------
COMMERCIAL-MORTGAGE BACKED SECURITIES -- 13.4%
  Banc of America Commercial Mortgage
   Securites, Series 2001-1,
   Cl A2
   6.503%, 04/15/36                 9,975        10,408
  Chase Commercial Mortgage
   Securities, Series 1999-2,
   Cl A2
   7.198%, 11/15/09                14,230        15,422
  Credit Suisse First Boston Mortgage
   Securities, Series 1997-C1,
   Cl A1C
   7.240%, 04/20/07                15,095        16,260
  GMAC Commercial Mortgage
   Securities, Series 2001-C1,
   Cl A2
   6.465%, 04/15/34                16,720        17,446
  LB-UBS Commercial Mortgage Trust,
   Series 2001-C2, Cl A2
   6.653%, 11/15/27                 5,550         5,855
  Prudential Securities Secured
   Financing,
   Series 1998-Cl, Cl A1A3
   6.350%, 09/15/07                18,065        18,969
  Prudential Securities Secured
   Financing,
   Series 1999-NRF1, Cl A2
   6.480%, 01/15/09                12,825        13,466
  Salomon Brothers Mortgage
   Securities,
   Series 2001-MMA, Cl A2
   6.134%, 02/18/34                10,225        10,596
---------------------------------------------------------
Total Commercial-Mortgage Backed Securities
  (Cost $103,610)                               108,422
---------------------------------------------------------




80  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                              FIXED INCOME FUNDS


ARMADA BOND FUND



---------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.6%
  Bank of America Mortgage Securities,
   Series 2001-C, Cl A3
   5.983%, 07/25/31               $11,485      $ 11,674
  GE Capital Mortgage Services,
   Series 1999-9, Cl 2A1
   6.750%, 04/25/29                 4,520         4,647
  Merrill Lynch Mortgage Investors,
   Series 1999-2, Cl A5
   6.500%, 05/01/30                 6,457         6,569
  Norwest Asset Securities,
   Series 1997-7, Cl A3
   6.000%, 03/25/29                 7,696         7,634
  Prudential Home Mortgage Securities,
   Series 1993-44, Cl A11
   6.000%, 11/25/23                 1,352         1,363
  Residential Accredit Loans,
   Series 1998-QS15, Cl MB
   6.500%, 11/25/28                 5,912         6,018
  Residential Accredit Loans,
   Series 1998-QS7, Cl NB4
   6.750%, 07/25/28                13,684        14,143
  Residential Accredit Loans,
   Series 1999-QS3, Cl A8
   6.500%, 03/25/29                    26            26
  Residential Funding Mortgage
   Securities I,
   Series 2000-S12, Cl A2
   7.250%, 09/25/15                   927           938
  Structured Asset Sales,
   Series 1994-5, Cl A
   7.000%, 07/25/24                15,306        15,796
  Vendee Mortgage Trust,
   Series 1999-3, Cl D
   6.500%, 06/15/25                17,100        17,494
---------------------------------------------------------
Total Collateralized Mortgage Obligations
  (Cost $81,072)                                 86,302
---------------------------------------------------------
ASSET BACKED SECURITIES -- 9.7%
AUTOMOTIVE -- 2.8%
  Americredit Automobile
   Receivables Trust,
   Series 2002-A, Cl A4
   4.610%, 01/12/09                 8,770         8,832
  ANRC Auto Owner Trust,
   Series 2001-A, Cl A4
   4.320%, 06/16/08                 9,310         9,405
  World Omni Auto Receivables Trust,
   Series 2001-B, Cl A4
   4.490%, 08/20/08                 4,570         4,620
                                                -------
                                                 22,857
---------------------------------------------------------
MORTGAGE RELATED -- 4.0%
  Bear Stearns, Series 1999-2, Cl AF2
   7.910%, 10/25/29                 2,264         2,421
  General Motors Acceptance,
   Series 2001-HE-2, Cl IIA4
   6.370%, 09/25/31                 7,030         7,321
  Mellon Residential Funding,
   Series 2001-HEIL, Cl A4
   6.615%, 02/25/21                10,000        10,473

---------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
---------------------------------------------------------
ASSET BACKED SECURITIES -- CONTINUED
MORTGAGE RELATED -- CONTINUED
  Residential Asset Securities Trust,
   Series 1999-KS1, Cl AI8
   6.320%, 04/25/30               $   225       $   235
  Saxon Asset Securities Trust,
   Series 1999-3, Cl AF6
   7.525%, 06/25/14                10,933        11,746
                                                -------
                                                 32,196
---------------------------------------------------------
OTHER -- 2.9%
  Detroit Edison, Securitization
   Funding LLC, Series 2001-1, Cl A6
   6.620%, 03/01/16                 5,055         5,286
  Export Funding Trust,
   Series 1995-A, Cl A
   8.210%, 12/29/06                 1,650         1,784
  PECO Energy Transition Trust,
   Series 2001-A, Cl A1
   6.520%, 12/31/10                 5,290         5,601
  PSE&G Transition Funding LLC,
   Series 2001-1, Cl A8
   6.890%, 12/15/17                10,000        10,723
                                                -------
                                                 23,394
---------------------------------------------------------
Total Asset Backed Securities (Cost $75,237)     78,447
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%
FEDERAL HOME LOAN BANK -- 5.8%
   3.750%, 04/15/04#               47,080        47,433
---------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.4%
   6.625%, 11/15/30                 2,890         3,020
---------------------------------------------------------
Total U.S. Government Agency Obligations
  (Cost $50,053)                                 50,453
---------------------------------------------------------
COMMERCIAL PAPER -- 2.5%
  Ford Motor Credit
   1.780%, 06/13/02                10,000         9,995
  GE Capital International Funding
   1.770%, 06/13/02                10,000         9,994
---------------------------------------------------------
Total Commercial Paper (Cost $19,988)            19,989
---------------------------------------------------------



                                                                 MAY 31, 2002 81

STATEMENT OF NET ASSETS
FIXED INCOME FUNDS


ARMADA BOND FUND



---------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
---------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.5%
  Armada Government Money
   Market Fund, Class I+       11,911,598      $ 11,912
---------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $11,912)                                 11,912
---------------------------------------------------------
Total Investments -- 101.9% (Cost $803,823)     825,896
---------------------------------------------------------
Other Assets & Liabilities, Net -- (1.9)%       (15,390)
---------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)     856,060
Distributions in excess of net investment income     (2)
Accumulated net realized loss on investments    (67,625)
Net unrealized appreciation on investments       22,073
---------------------------------------------------------
Total Net Assets -- 100.0%                     $810,506
---------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  81,032,537 outstanding shares of
  beneficial interest)                           $ 9.86
---------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 964,726
  outstanding shares of beneficial
  interest)                                      $ 9.88
---------------------------------------------------------
Maximum Offering Price Per Share -- Class A
  ($9.88 / 95.25%)                               $10.37
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 216,113
  outstanding shares of beneficial
  interest)                                      $ 9.87
---------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 15,229
  outstanding shares of beneficial
  interest)                                      $ 9.86
---------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 466 outstanding shares of
  beneficial interest)                           $ 9.86
---------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($9.86 / 99.00%)                       $ 9.96
---------------------------------------------------------

#   SECURITY FULLY OR PARTIALLY ON LOAN
+   SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2002, AND THE DATE REPORTED IS THE FINAL MATURITY DATE NOT THE NEXT RESET OR PUT DATE.
(B) PRIVATE PLACEMENT SECURITY
CL -- CLASS
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
TRACERS -- TRADABLE CUSTODIAL RECEIPTS
TRAINS -- TARGETED RETURN INDEX SECURITIES TRUST - SERIES L-2002
SEE NOTES TO FINANCIAL STATEMENTS.




82  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                              FIXED INCOME FUNDS


ARMADA GNMA FUND



-----------------------------------------------------------------------
                                           NUMBER OF SHARES/   VALUE
                                               PAR (000)       (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 89.6%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.4%
   6.500%, 12/01/12 to 02/01/28  $    623      $    638
-----------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 89.2%
   9.000%, 05/15/09 to 11/15/24                   1,464         1,610
   8.750%, 06/15/25                                  62            67
   8.500%, 01/15/17 to 02/15/23                   1,872         2,043
   8.000%, 03/15/17 to 05/20/30                  11,686        12,450
   7.500%, 09/20/15 to 09/20/30                  23,156        24,457
   7.250%, 11/15/04                                  28            29
   7.000%, 12/15/10 to 10/20/31                  35,653        36,997
   6.500%, 05/15/28 to 01/15/32                  52,886        53,916
   6.000%, 10/20/28 to 05/15/32                  14,979        14,891
                                                              -------
                                                              146,460
-----------------------------------------------------------------------
Total U.S. Government Mortgage-Backed
Obligations (Cost $142,419)                                   147,098
-----------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%
  Residential Funding Mortgage Securities I,
   Series 1992-S31, Cl A5
   7.500%, 09/25/07                                 758           756
  Vendee Mortgage Trust, Series 1999-3, Cl D
   6.500%, 06/15/25                               1,000         1,023
-----------------------------------------------------------------------
Total Collateralized Mortgage Obligations
  (Cost $1,685)                                                 1,779
-----------------------------------------------------------------------
COMMERCIAL-MORTGAGE BACKED SECURITIES -- 0.7%
  Credit Suisse First Boston Mortgage Securities,
   Series 1997-C1, Cl A1C
   7.240%, 04/20/07                               1,000         1,077
-----------------------------------------------------------------------
Total Commercial-Mortgage Backed Securities
  (Cost $1,026)                                                 1,077
-----------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 7.4%
  Armada Government Money Market Fund,
   Class I+                                  12,219,815        12,220
-----------------------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $12,220)                                               12,220
-----------------------------------------------------------------------
Total Investments -- 98.8% (Cost $157,350)                    162,174
-----------------------------------------------------------------------
Other Assets & Liabilities, Net -- 1.2%                         1,944
-----------------------------------------------------------------------


-----------------------------------------------------------------------
                                                               VALUE
                                                               (000)
-----------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                  $160,710
Accumulated net realized loss on investments                   (1,416)
Net unrealized appreciation on investments                      4,824
-----------------------------------------------------------------------
Total Net Assets -- 100.0%                                   $164,118
-----------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  14,998,152 outstanding shares of
  beneficial interest)                                         $10.35
-----------------------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 632,263
  outstanding shares of beneficial
  interest)                                                    $10.36
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($10.36 / 95.25%)                                    $10.88
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 55,694
  outstanding shares of beneficial
  interest)                                                    $10.36
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 172,473
  outstanding shares of beneficial
  interest)                                                    $10.37
-----------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 1,457 outstanding shares of
  beneficial interest)                                         $10.38
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($10.38 / 99.00%)                                    $10.48
-----------------------------------------------------------------------

+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.




                                                                 MAY 31, 2002 83

STATEMENT OF NET ASSETS
FIXED INCOME FUNDS


ARMADA INTERMEDIATE BOND FUND



-----------------------------------------------------------------------
                                                  PAR          VALUE
                                                 (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- 28.0%
CONSUMER CYCLICALS -- 3.7%
  Cintas No. 2 (B)
   5.125%, 06/01/07                              $  630        $  633
  Fortune Brands
   6.250%, 04/01/08                               4,040         4,161
  General Motors#
   7.200%, 01/15/11                               3,415         3,535
  Target
   5.500%, 04/01/07                               1,825         1,862
  Universal
   8.500%, 02/28/03                               2,825         2,926
                                                              -------
                                                               13,117
-----------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.0%
  Coca-Cola Enterprises
   6.125%, 08/15/11                                 820           834
  Congara Foods
   6.000%, 09/15/06                               1,220         1,257
  General Mills
   6.000%, 02/15/12                               1,050         1,043
  Kraft Foods
   6.250%, 06/01/12                               1,845         1,891
  Kroger
   7.250%, 06/01/09                               1,070         1,146
   6.375%, 03/01/08                               1,100         1,132
                                                              -------
                                                                7,303
-----------------------------------------------------------------------
CONSUMER SERVICES -- 0.6%
  AOL Time Warner
   6.750%, 04/15/11                                 415           407
  Comcast Cable Communications
   7.125%, 06/15/13                                 575           564
   6.750%, 01/30/11                               1,070         1,034
  Westview School (C)
   6.400%, 09/01/05                                 175           180
                                                              -------
                                                                2,185
-----------------------------------------------------------------------
ENERGY -- 2.2%
  Anadarko Petroleum
   5.375%, 03/01/07                                 880           883
  Honeywell International
   6.875%, 10/03/05                               1,300         1,379
  Sunoco
   7.125%, 03/15/04                               5,490         5,751
                                                              -------
                                                                8,013
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- 10.8%
  AIG Sunamerica Global Financing (B)
   5.200%, 05/10/04                             $ 2,780       $ 2,860
  Anthem Insurance (B)
   9.125%, 04/01/10                               2,400         2,679
  Bank of America
   5.250%, 02/01/07                               1,000         1,014
  BB&T
   6.500%, 08/01/11                                 950           983
  Bear Stearns
   6.500%, 05/01/06                               3,500         3,666
  Citigroup
   6.500%, 01/18/11                                 245           255
  First Union National Bank/Charlotte#
   7.800%, 08/18/10                                 740           826
  Ford Motor Credit
   6.500%, 01/25/07                               1,800         1,827
  General Electric Capital, Cl A (MTN)#
   7.000%, 02/03/03                               2,000         2,060
  General Motors Acceptance
   6.875%, 09/15/11                               1,305         1,325
  Goldman Sachs Group
   6.600%, 01/15/12                               1,030         1,051
  Household Finance
   6.500%, 01/24/06                               2,110         2,174
   5.750%, 01/30/07                               1,375         1,371
  Lehman Brothers
   6.625%, 02/15/08                                 775           811
  Lehman Brothers Holdings
   7.000%, 02/01/08                               1,425         1,503
  Merrill Lynch#
   6.000%, 02/17/09                               1,000         1,021
  Morgan Stanley Dean Witter
   8.000%, 06/15/10                               3,900         4,324
  Salomon Smith Barney Holdings
   6.250%, 01/15/05                               5,415         5,652
  US Leasing Capital
   6.625%, 05/15/03                                 300           307
  Verizon Global Funding (B)
   7.250%, 12/01/10                               1,000         1,044
  Wachovia
   6.950%, 11/01/04                               1,685         1,797
                                                              -------
                                                               38,550
-----------------------------------------------------------------------



84  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                              FIXED INCOME FUNDS


ARMADA INTERMEDIATE BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
INDUSTRIALS -- 2.7%
  Emerson Electric
   5.850%, 03/15/09                             $ 1,430       $ 1,450
  Precision Castparts
   8.750%, 03/15/05                               1,775         1,914
  Scholastic
   7.000%, 12/15/03                               3,600         3,753
  Systems 2001 Asset Trust (B)
   6.664%, 09/15/13                                 840           881
  TXU
   6.375%, 06/15/06                               1,725         1,761
                                                              -------
                                                                9,759
-----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
  Federal Realty Investors Trust (MTN)
   6.990%, 03/10/06                               2,550         2,647
-----------------------------------------------------------------------
STRUCTURED INDEX -- 0.8%
  Lehman Brothers TRAINS (A) (B)
   6.829%, 01/15/12                                 956           984
  Morgan Stanley TRACERS (A) (B)
   7.191%, 09/15/11                               1,700         1,753
                                                              -------
                                                                2,737
-----------------------------------------------------------------------
TECHNOLOGY -- 0.7%
  Hewlett-Packard
   7.150%, 06/15/05                               1,350         1,427
   5.750%, 12/15/06                               1,085         1,089
                                                              -------
                                                                2,516
-----------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.8%
  BellSouth
   5.000%, 10/15/06                                 725           728
  Sprint Capital
   6.125%, 11/15/08                                 445           399
   5.700%, 11/15/03                                 250           240
  Sprint Capital (B)
   8.375%, 03/15/12                                 140           139
  Verizon of New England
   6.500%, 09/15/11                               1,000         1,009
  WorldCom
   7.500%, 05/15/11                                 704           349
                                                              -------
                                                                2,864
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
TRANSPORTATION -- 2.6%
  CSX
   6.300%, 03/15/12                              $  505        $  509
  Norfolk Southern
   6.200%, 04/15/09                               1,995         2,037
  Union Pacific
   6.125%, 01/15/12                                 860           861
  US Airways, Series 2000-3G
   7.890%, 03/01/19                               5,591         5,781
                                                              -------
                                                                9,188
-----------------------------------------------------------------------
UTILITIES -- 0.4%
  Wisconsin Energy
   5.500%, 12/01/08                               1,310         1,300
-----------------------------------------------------------------------
Total Corporate Bonds (Cost $96,908)                          100,179
-----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 16.7%
U.S. TREASURY NOTES -- 16.7%
   4.875%, 02/15/12#                             17,000        16,788
   4.375%, 05/15/07#                             20,000        20,025
   3.375%, 04/30/04#                             23,000        23,101
                                                              -------
                                                               59,914
-----------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $59,800)                 59,914
-----------------------------------------------------------------------
ASSET BACKED SECURITIES -- 14.0%
AUTOMOTIVE -- 5.7%
  Chase Manhattan Auto Owner Trust,
   Series 2000-A, Cl A4
   6.260%, 06/15/07                               3,300         3,449
  Chase Manhattan Auto Owner Trust,
   Series 2002-A, Cl A4
   4.240%, 09/15/08                               4,685         4,682
  Daimler Chrysler Auto Trust,
   Series 2001-A, Cl A4
   5.400%, 03/06/06                               2,000         2,070
  Daimler Chrysler Auto Trust,
   Series 2001-C, Cl A4
   4.630%, 12/06/06                               3,200         3,258
  Ford Credit Automotive Owner Trust,
   2002-A, Cl A3A
   3.620%, 01/15/06                               3,445         3,465
  World Omni Auto Receivables Trust,
   Series 2001-B, Cl A4
   4.490%, 08/20/08                               3,500         3,538
                                                              -------
                                                               20,462
-----------------------------------------------------------------------



                                                                 MAY 31, 2002 85

STATEMENT OF NET ASSETS
FIXED INCOME FUNDS


ARMADA INTERMEDIATE BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
ASSET BACKED SECURITIES -- CONTINUED
CREDIT CARDS -- 1.4%
  Providian Master Trust, Series 2000-1, Cl A
   7.490%, 08/17/09                             $ 4,805       $ 5,004
-----------------------------------------------------------------------
MORTGAGE RELATED -- 5.9%
  Contimortgage Home Equity Loan Trust,
   Series 1998-2, Cl A6
   6.360%, 11/15/19                               5,015         5,162
  Contimortgage Home Equity Loan Trust,
   Series 1999-3, Cl A5
   7.360%, 10/25/26                               4,630         4,870
  GMAC Mortgage Loan Trust,
   Series 2002-HE2, Cl A3
   5.290%, 06/25/27                               3,000         3,048
  Green Tree Recreational Equipment,
   Series 1997-D, Cl A1
   6.900%, 03/15/29                               2,645         2,776
  Mellon Residential Funding,
   Series 2001-HEIL, Cl A4
   6.615%, 02/25/21                               5,000         5,237
  Residential Asset Securities Trust,
   Series 1999-KS1, Cl AI8
   6.320%, 04/25/30                                  35            37
                                                              -------
                                                               21,130
-----------------------------------------------------------------------
OTHER -- 1.0%
  Pennsylvania Power & Light, Transition Bond,
   Series 1999-1, Cl A6
   6.960%, 12/26/07                               3,310         3,566
-----------------------------------------------------------------------
Total Asset Backed Securities (Cost $48,733)                   50,162
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.0%
FEDERAL HOME LOAN BANK -- 10.8%
   3.750%, 04/15/04#                             38,330        38,618
-----------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.2%
   5.500%, 01/01/07                               4,343         4,432
   0.000%, 05/15/10 (D)                           3,493         3,304
                                                              -------
                                                                7,736
-----------------------------------------------------------------------
Total U.S. Government Agency Obligations
  (Cost $45,898)                                               46,354
-----------------------------------------------------------------------
COMMERCIAL-MORTGAGE BACKED SECURITIES -- 11.9%
  Banc of America Commercial Mortgage
   Securites, Series 2001-1, Cl A2
   6.503%, 04/15/36                               2,500         2,609
  Chase Commercial Mortgage Securities,
   Series 1999-2, Cl A2
   7.198%, 11/15/09                               1,450         1,571
  DLJ Commercial Mortgage,
   Series 1999-CG1, Cl A1B
   6.460%, 01/10/09                                 680           713


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
COMMERCIAL-MORTGAGE BACKED SECURITIES -- CONTINUED
  DLJ Commercial Mortgage,
   Series 2000-CKP1, Cl A1A
   6.930%, 08/10/09                             $ 2,909       $ 3,081
  GMAC Commercial Mortgage Securities,
   Series 2001-C1, Cl A2
   6.465%, 04/15/34                               7,000         7,304
  JP Morgan Chase Commercial Mortgage,
   Series 2001-CIBC, Cl A3
   6.260%, 04/15/33                               2,315         2,378
  LB-UBS Commercial Mortgage Trust,
   Series 2001-C2, Cl A2
   6.653%, 11/15/27                               2,100         2,215
  Midland Realty Acceptance,
   Series 1996-C2, Cl A2
   7.233%, 01/25/29                               6,585         7,050
  Prudential Securities Secured Financing,
   Series 1999-NRF1, Cl A2
   6.480%, 01/15/09                               3,000         3,150
  Salomon Brothers Mortgage Securities,
   Series 2001-C1, Cl A3
   6.428%, 12/18/35                               3,630         3,774
  Salomon Brothers Mortgage Securities,
   Series 2001-MMA, Cl A2
   6.134%, 02/18/34                               3,445         3,570
  Wachovia Bank Commercial Mortgage Trust,
   Series 2002-C1, Cl A3
   6.164%, 04/15/34                               5,000         5,117
-----------------------------------------------------------------------
Total Commercial-Mortgage Backed Securities
   (Cost $40,865)                                              42,532
-----------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 7.7%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.2%
   8.250%, 06/01/06                                   6             6
   4.875%, 03/15/07#                             11,390        11,490
                                                              -------
                                                               11,496
---------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.5%
   6.500%, 01/01/32                               4,884         4,966
   6.280%, 02/01/12                               2,550         2,648
   6.000%, 02/01/29                               1,057         1,056
   5.735%, 01/01/09                               3,610         3,682
                                                              -------
                                                               12,352
-----------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 1.0%
   9.000%, 09/15/04 to 05/15/16                     796           862
   7.000%, 08/15/28                                 873           906
   6.500%, 03/15/29                               1,778         1,813
                                                              -------
                                                                3,581
-----------------------------------------------------------------------
Total U.S. Government Mortgage-Backed Obligations
(Cost $26,703)                                                 27,429
-----------------------------------------------------------------------




86  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                              FIXED INCOME FUNDS


ARMADA INTERMEDIATE BOND FUND



-----------------------------------------------------------------------
                                            NUMBER OF SHARES/   VALUE
                                                PAR (000)       (000)
-----------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8%
  Bank of America Mortgage Securities,
   Series 2001-C, Cl A3
   5.983%, 07/25/31                             $ 3,535       $ 3,593
  Bank of America Mortgage Securities,
   Series 2001-E, Cl A2
   5.624%, 08/25/31                               3,000         3,070
  Bank of America Mortgage Securities,
   Series 2002-A, Cl A1
   5.242%, 02/25/32                               3,712         3,666
  Freddie Mac, Series 2332, Cl JG
   6.250%, 12/15/28                               2,756         2,824
  GE Capital Mortgage Services,
   Series 1999-9, Cl 2A1
   6.750%, 04/25/29                               1,061         1,090
  Prudential Home Mortgage Securities,
   Series 1993-44, Cl A11
   6.000%, 11/25/23                                 983           991
  Vendee Mortgage Trust, Series 1999-2, Cl ID
   6.500%, 12/15/24                                  75            76
  Vendee Mortgage Trust, Series 1999-3, Cl D
   6.500%, 06/15/25                               1,450         1,483
  Washington Mutual, Series 2001-AR1, Cl IIA2
   5.423%, 09/25/31                                 347           349
-----------------------------------------------------------------------
Total Collateralized Mortgage Obligations
  (Cost $16,842)                                               17,142
-----------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 3.1%
  Armada Money Market Fund,
     Class I+                                10,960,560        10,961
-----------------------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $10,961)                                               10,961
-----------------------------------------------------------------------
Total Investments -- 99.2% (Cost $346,710)                    354,673
-----------------------------------------------------------------------
Other Assets & Liabilities, Net -- 0.8%                         2,938
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                                VALUE
                                                                (000)
-----------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                  $371,776
Distributions in excess of net investment income                   (1)
Accumulated net realized loss on investments                  (22,127)
Net unrealized appreciation on investments                      7,963
-----------------------------------------------------------------------
Total Net Assets -- 100.0%                                   $357,611
-----------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  33,349,624 outstanding shares of
  beneficial interest)                                         $10.40
-----------------------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 856,948
  outstanding shares of beneficial
  interest)                                                    $10.42
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($10.42 / 95.25%)                                    $10.94
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 138,666
  outstanding shares of beneficial
  interest)                                                    $10.42
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 39,579
  outstanding shares of beneficial
  interest)                                                    $10.44
-----------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 3,755 outstanding shares of
  beneficial interest)                                         $10.44
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($10.44 / 99.00%)                                    $10.55
-----------------------------------------------------------------------
#   SECURITY FULLY OR PARTIALLY ON LOAN
+   SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2002, AND THE DATE REPORTED IS THE FINAL MATURITY DATE NOT THE NEXT RESET OR PUT DATE.
(B)  PRIVATE PLACEMENT SECURITY
(C) CERTIFICATE OF PARTICIPATION
(D) ZERO COUPON
CL -- CLASS
MTN -- MEDIUM TERM NOTE
TRACERS -- TRADABLE CUSTODIAL RECEIPTS
TRAINS -- TARGETED RETURN INDEX SECURITIES TRUST - SERIES L-2002
SEE NOTES TO FINANCIAL STATEMENTS.





                                                                 MAY 31, 2002 87

STATEMENT OF NET ASSETS
FIXED INCOME FUNDS


ARMADA LIMITED MATURITY FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
ASSET BACKED SECURITIES -- 31.1%
AUTOMOTIVE -- 14.4%
  Americredit Automobile Receivables Trust,
   Series 2001-1, Cl A3
   5.130%, 11/06/05                             $ 1,750       $ 1,791
  Americredit Automobile Receivables Trust,
   Series 2002-A, Cl A4
   4.610%, 01/12/09                               2,000         2,014
  Capital Auto Receivables Asset Trust,
   Series 2002-1, Cl A4
   4.160%, 07/16/07                               1,074         1,070
  Chase Manhattan Auto Owner Trust,
   Series 2000-A, Cl A4
   6.260%, 06/15/07                               5,000         5,226
  Chase Manhattan Auto Owner Trust,
   Series 2001-B, Cl A4
   3.800%, 05/15/08                               1,000           991
  Chase Manhattan Auto Owner Trust,
    Series 2002-A, Cl A4
   4.240%, 09/15/08                               3,000         2,998
  Daimler Chrysler Auto Trust,
   Series 2001-A, Cl A4
   5.400%, 03/06/06                               3,000         3,104
  Daimler Chrysler Auto Trust,
   Series 2001-C, Cl A4
   4.630%, 12/06/06                               4,000         4,073
  Daimler Chrysler Auto Trust,
   Series 2001-D, Cl A4
   3.780%, 02/06/07                               1,950         1,938
  Ford Credit Automotive Owner Trust,
   Series 2000-A, Cl A5
   7.190%, 03/15/04                               2,175         2,264
  Ford Credit Automotive Owner Trust,
   Series 2002-A, Cl A3A
   3.620%, 01/15/06                               2,000         2,012
  Household Automotive Trust,
   Series 2001-2, Cl A4
   5.390%, 08/17/08                               1,600         1,645
  Wells Fargo Auto Trust,
   Series 2001-A, Cl A4
   5.070%, 03/15/08                               2,800         2,880
                                                              -------
                                                               32,006
-----------------------------------------------------------------------
CREDIT CARDS -- 3.8%
  Citibank Credit Card Trust,
   Series 1999-1, Cl A
   5.500%, 02/15/06                               2,300         2,379
  Discover Card Master Trust I,
   Series 2001-5, Cl A
   5.300%, 11/16/06                               4,000         4,123
  Household Private Label Credit Card
   Trust, Series 2001-2, Cl A
   4.950%, 06/16/08                               1,760         1,802
  Sears Credit Account Master Trust,
   Series 1996-4, Cl A
   6.450%, 10/16/06                                 165           166
                                                              -------
                                                                8,470
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
-----------------------------------------------------------------------
ASSET BACKED SECURITIES -- CONTINUED
MORTGAGE RELATED -- 10.5%
  Amresco Securitized Net Interest,
   Series 1997-1, Cl A (B) (D) (E)
   7.545%, 09/26/27                             $ 1,354        $  789
  Asset Backed Funding Certificate,
   Series 2001-AQ1, Cl A2
   5.357%, 01/20/22                               4,790         4,836
  Bear Stearns, Series 1999-2, Cl AF2
   7.910%, 10/25/29                               1,375         1,471
  Chase Mortgage Finance,
   Series 2002-S3, Cl A13
   5.000%, 02/25/32                               3,768         3,774
  EQCC Home Equity Loan Trust,
   Series 1999-3, Cl A3F
   7.067%, 11/25/24                               3,030         3,146
  GE Capital Mortgage Services,
   Series 1999-HE1, Cl A7
   6.265%, 04/25/29                               2,892         2,996
  GMAC Mortgage Loan Trust,
   Series 2002-HE2, Cl A3
   5.290%, 06/25/27                               2,755         2,799
  Mellon Residential Funding,
   Series 2001-HEIL, Cl A2
   5.565%, 06/25/09                               3,500         3,571
  Morgan Keegan & Associates (A)
   5.975%, 04/25/09                                 142           150
                                                              -------
                                                               23,532
-----------------------------------------------------------------------
OTHER -- 2.4%
  Detroit Edison Securitization Funding,
   Series 2001-1, Cl A2
   5.510%, 03/01/07                               2,000         2,072
  GE Capital Equipment Lease Trust,
   Series 1997-A, Cl A
   6.850%, 05/20/08                                 404           417
  Green Tree Recreational Equipment &
   Consumer Trust,
   Series 1997-B, Cl A1
   6.550%, 07/15/28                                 698           719
  PSE&G Transition Funding LLC,
   Series 2001-1, Cl A2
   5.740%, 03/15/07                               2,000         2,074
                                                              -------
                                                                5,282
-----------------------------------------------------------------------
Total Asset Backed Securities (Cost $68,664)                   69,290
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 28.5%
FEDERAL HOME LOAN BANK -- 13.3%
   3.750%, 04/15/04#                             29,370        29,581
-----------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 4.0%
   5.500%, 01/01/07                               4,825         4,924
   0.000%, 05/15/10 (C)                           4,220         3,993
                                                              -------
                                                                8,917
-----------------------------------------------------------------------




88  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                              FIXED INCOME FUNDS


ARMADA LIMITED MATURITY FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- CONTINUED
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.5%
   7.500%, 07/01/08                             $   620       $   658
   4.750%, 11/14/03#                             20,000        20,518
                                                              -------
                                                               21,176
-----------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.7%
   4.500%, 03/20/32                               3,879         3,910
-----------------------------------------------------------------------
Total U.S. Government Agency Obligations
  (Cost $63,068)                                               63,584
-----------------------------------------------------------------------
CORPORATE BONDS -- 18.8%
BASIC MATERIALS -- 0.5%
  Alcoa
   7.250%, 08/01/05                               1,000         1,086
-----------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.5%
  Viad
   6.625%, 06/15/03                               3,300         3,358
-----------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.0%
  Kroger
   7.375%, 03/01/05                               1,000         1,066
  Universal
   8.500%, 02/28/03                               3,275         3,393
                                                              -------
                                                                4,459
-----------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 1.3%
  Coca-Cola
   4.000%, 06/01/05                               1,840         1,842
  Safeway
   7.250%, 09/15/04                               1,000         1,065
                                                              -------
                                                                2,907
-----------------------------------------------------------------------
CONSUMER SERVICES -- 0.7%
  Time Warner
   7.750%, 06/15/05                                 500           525
  Walt Disney (MTN)
   5.500%, 12/29/06                                 500           506
   4.875%, 07/02/04                                 500           508
                                                              -------
                                                                1,539
-----------------------------------------------------------------------
ENERGY -- 0.1%
  Amerada Hess
   5.300%, 08/15/04                                 250           256
-----------------------------------------------------------------------
FINANCIALS -- 7.9%
  AIG Sunamerica Global Financing (B)
   5.200%, 05/10/04                               1,000         1,029
  Associates NA
   5.500%, 02/15/04                                 500           517
  Bank of America
   5.250%, 02/01/07                                 620           629
  Bear Stearns
   6.875%, 10/01/05                                 500           533
   6.250%, 07/15/05                                 500           525

-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- CONTINUED
  Citigroup
   6.750%, 12/01/05                              $  500        $  535
  Ford Motor Credit Global
   6.700%, 07/16/04                               1,000         1,031
  General Electric Capital, Cl A (MTN)#
   7.000%, 02/03/03                               5,000         5,150
  General Motors Acceptance
   6.850%, 06/17/04                               1,000         1,045
  Household Finance
   6.500%, 01/24/06                                 250           257
  Inter-American Development Bank#
   5.125%, 02/05/04                               1,000         1,033
  Lehman Brothers
   7.625%, 06/01/06                                 468           505
   6.625%, 04/01/04                                 500           522
  Morgan Stanley Dean Witter, Cl C (MTN)
   7.375%, 04/15/03                               2,000         2,080
  Wachovia
   7.050%, 08/01/05                                 500           538
   6.875%, 09/15/05                                 710           757
  Wells Fargo Financial
   5.450%, 05/03/04                               1,000         1,032
                                                              -------
                                                               17,718
-----------------------------------------------------------------------
INDUSTRIALS -- 0.7%
  Duke Capital
   7.250%, 10/01/04                               1,000         1,056
  TXU
   6.375%, 06/15/06                                 500           510
                                                              -------
                                                                1,566
-----------------------------------------------------------------------
RAILROADS -- 1.0%
  Norfolk Southern
   8.375%, 05/15/05                               1,000         1,100
  Union Pacific
   7.600%, 05/01/05                                 500           540
   5.840%, 05/25/04                                 500           515
                                                              -------
                                                                2,155
-----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.5%
  Colonial Realty (MTN)
   6.960%, 07/26/04                               3,200         3,300
-----------------------------------------------------------------------
SOVEREIGN AGENCY -- 0.5%
  Quebec Province
   8.625%, 01/19/05                               1,000         1,107
-----------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.5%
  Bell Atlantic of New Jersey
   5.875%, 02/01/04                                 500           519
  Cox Communications (A)
   6.150%, 08/01/03                                 250           255
  Worldcom
   6.500%, 05/15/04                                 250           182
   6.400%, 08/15/05                                 250           143
                                                              -------
                                                                1,099
-----------------------------------------------------------------------




                                                                 MAY 31, 2002 89

STATEMENT OF NET ASSETS
FIXED INCOME FUNDS


ARMADA LIMITED MATURITY FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
TRANSPORTATION -- 0.6%
  ERAC USA Finance (B)
   6.950%, 03/01/04                              $  250       $   260
  FedEx
   6.625%, 02/12/04                               1,000         1,039
                                                              -------
                                                                1,299
-----------------------------------------------------------------------
Total Corporate Bonds (Cost $41,212)                           41,849
-----------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.0%
  Bank of America Mortgage Securities,
   Series 2001-C, Cl A3
   5.983%, 07/25/31                               2,810         2,856
  Bank of America Mortgage Securities,
   Series 2001-E, Cl A2
   5.624%, 08/25/31                               2,000         2,046
  Bank of America Mortgage Securities,
   Series 2002-A, Cl A1
   5.242%, 02/25/32                               3,424         3,381
  Freddie Mac, Series 2332, Cl JG
   6.250%, 12/15/28                               2,797         2,864
  Golden National Mortgage Asset
   Backed Certificate, Series 1998-GN1, Cl A
   7.110%, 08/25/27                                   7             7
  Prudential Home Mortgage Securities,
   Series 1993-4, Cl A10
   7.000%, 02/25/24                               1,765         1,789
  Prudential Home Mortgage Securities,
   Series 1993-44, Cl A11
   6.000%, 11/25/23                               2,040         2,057
  Vendee Mortgage Trust, Series 1999-2, Cl 1J
   6.500%, 01/15/06                               4,600         4,780
  Washington Mutual,
   Series 2001-AR1, Cl IIA2
   5.423%, 09/25/31                                 313           315
-----------------------------------------------------------------------
Total Collateralized Mortgage Obligations
  (Cost $19,844)                                               20,095
-----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 7.0%
U.S. TREASURY NOTES -- 7.0%
   6.250%, 02/15/03#                              5,520         5,679
   3.000%, 11/30/03#                              9,850         9,879
                                                              -------
                                                               15,558
-----------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $15,449)                 15,558
-----------------------------------------------------------------------


-----------------------------------------------------------------------
                                                 NUMBER         VALUE
                                                OF SHARES       (000)
-----------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 2.8%
  Armada Money Market Fund,
     Class I+                                 6,233,741       $ 6,234
-----------------------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $6,234)                                                 6,234
-----------------------------------------------------------------------
Total Investments -- 97.2% (Cost $214,471)                    216,610
-----------------------------------------------------------------------
Other Assets & Liabilities, Net -- 2.8%                         6,142
-----------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                   229,667
Distributions in excess of net investment income                   (2)
Accumulated net realized loss on investments                   (9,052)
Net unrealized appreciation on investments                      2,139
-----------------------------------------------------------------------
Total Net Assets -- 100.0%                                   $222,752
-----------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  21,386,798 outstanding shares of
  beneficial interest)                                         $ 9.97
-----------------------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 704,034
  outstanding shares of beneficial
  interest)                                                    $10.00
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($10.00 / 97.25%)                                    $10.28
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 132,906
  outstanding shares of beneficial
  interest)                                                    $10.00
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 88,801
  outstanding shares of beneficial
  interest)                                                    $10.00
-----------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 17,367 outstanding shares of
  beneficial interest)                                         $10.00
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($10.00 / 99.00%)                                    $10.10
-----------------------------------------------------------------------
#   SECURITY FULLY OR PARTIALLY ON LOAN
+   SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2002, AND THE DATE REPORTED IS THE FINAL MATURITY DATE NOT THE NEXT RESET OR PUT DATE.
(B) PRIVATE PLACEMENT SECURITY
(C) ZERO COUPON
(D) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
(E) ILLIQUID SECURITY. TOTAL MARKET VALUE OF ILLIQUID SECURITIES IS $788,709 AND REPRESENTS 0.4% OF NET ASSETS AS OF MAY 31, 2002.
CL -- CLASS
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
SEE NOTES TO FINANCIAL STATEMENTS.



90  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                              FIXED INCOME FUNDS


ARMADA TOTAL RETURN ADVANTAGE FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- 43.7%
BASIC MATERIALS -- 1.1%
  Abitibi-Consolidated
   8.550%, 08/01/10                              $  300        $  316
  Alcoa
   7.375%, 08/01/10                               2,310         2,538
                                                              -------
                                                                2,854
-----------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.4%
  Harrahs
   7.875%, 12/15/05                                 225           232
  Iron Mountain
   8.625%, 04/01/13                                 170           174
  Mail-Well (A)
   9.625%, 03/15/12                                 150           152
  Park Place Entertainment
   8.500%, 11/15/06                                 300           317
  Station Casinos
   8.375%, 02/15/08                                 100           104
                                                              -------
                                                                  979
-----------------------------------------------------------------------
CONSUMER CYCLICALS -- 3.3%
  Ford Motor
   6.375%, 02/01/29                               3,675         3,124
  Navistar International, Series B
   8.000%, 02/01/08                                 300           293
  Pep Boys-Manny Moe Jack
   7.000%, 06/01/05                                 100            96
  Remington Arms, Cl B
   9.500%, 12/01/03                                 150           147
  Target
   5.950%, 05/15/06                                 900           934
   5.500%, 04/01/07                                 810           826
  Unilever
   6.750%, 11/01/03                               1,425         1,494
  Wal-Mart Stores
   7.550%, 02/15/30                               1,330         1,505
  Yum! Brands
   7.450%, 05/15/05                                 150           153
                                                              -------
                                                                8,572
-----------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 3.8%
  Coca-Cola Enterprises
   6.125%, 08/15/11                                 715           727
  Congara Foods
   6.000%, 09/15/06                               1,000         1,030
  Constellation Brands
   8.125%, 01/15/12                                 200           206
  Del Monte
   9.250%, 05/15/11                                 150           158
  General Mills
   6.000%, 02/15/12                                 815           810
  Hasbro
   6.150%, 07/15/08                                 225           212
  Kroger
   6.375%, 03/01/08                               1,625         1,672


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
CONSUMER NON-CYCLICALS -- CONTINUED
  Pepsi Bottling Holdings (A)
   5.375%, 02/17/04                             $ 1,855       $ 1,910
  Safeway
   7.250%, 09/15/04                               2,925         3,115
                                                              -------
                                                                9,840
-----------------------------------------------------------------------
CONSUMER SERVICES -- 2.6%
  AOL Time Warner
   6.750%, 04/15/11                                 330           323
  Charter Communications
   8.250%, 04/01/07                                 280           244
  Comcast Cable Communications
   6.375%, 01/30/06                               1,940         1,941
   6.200%, 11/15/08                               1,590         1,526
  CSC Holdings
   7.625%, 04/01/11                                 300           282
  Entravision Communications (A)
   8.125%, 03/15/09                                 150           153
  MGM Mirage
   8.375%, 02/01/11                                 300           311
  Time Warner
   6.625%, 05/15/29                               2,300         1,964
                                                              -------
                                                                6,744
-----------------------------------------------------------------------
ENERGY -- 2.9%
  Anadarko Petroleum
   5.375%, 03/01/07                                 685           688
  Conoco
   6.950%, 04/15/29                               2,550         2,630
   5.900%, 04/15/04                               1,495         1,550
  Newfield Exploration
   7.450%, 10/15/07                                 450           460
  PSE&G Power (A)
   8.625%, 04/15/31                                 500           561
  Seacor Smit
   7.200%, 09/15/09                                 100           100
  Sunoco Logistics Partner (A)
   7.250%, 02/15/12                                 300           297
  Wisconsin Energy
   5.875%, 04/01/06                               1,150         1,193
  XTO Energy
   8.750%, 11/01/09                                 130           137
                                                              -------
                                                                7,616
-----------------------------------------------------------------------
FINANCIALS -- 15.1%
  ABN Amro Bank of Chicago
   7.250%, 05/31/05                               1,300         1,420
  Associates of North America
   7.750%, 02/15/05                               2,225         2,409
  Bank of America
   5.250%, 02/01/07                                 750           761
  Bear Stearns
   6.500%, 05/01/06                               2,100         2,200





                                                                 MAY 31, 2002 91

STATEMENT OF NET ASSETS
FIXED INCOME FUNDS


ARMADA TOTAL RETURN ADVANTAGE FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- CONTINUED
  Citicorp
   7.125%, 09/01/05                             $ 1,000       $ 1,081
  Citigroup
   7.250%, 10/01/10                               3,000         3,261
  First Union
   7.125%, 10/15/06                               4,400         4,686
  Fleet Boston Financial
   6.500%, 03/15/08                               2,775         2,867
   6.375%, 05/15/08                               1,250         1,283
  Ford Motor Credit
   7.375%, 10/28/09                               2,625         2,719
  General Motors Acceptance
   8.000%, 11/01/31                                 875           940
  Goldman Sachs Group
   6.600%, 01/15/12                                 825           841
  Household Finance
   6.750%, 05/15/11                               3,000         2,996
  IBP Finance (A)
   7.450%, 06/01/07                                 300           314
  Lehman Brothers Holdings
   7.000%, 02/01/08                               3,000         3,165
  Merrill Lynch#
   6.000%, 02/17/09                               1,725         1,761
  Morgan Stanley Dean Witter
   6.750%, 04/15/11                               3,000         3,098
  National Westminster Bank
   7.375%, 10/01/09                                 100           110
  Verizon Global Funding
   7.750%, 12/01/30                               1,050         1,089
  Wells Fargo Bank
   7.550%, 06/21/10                               2,250         2,488
                                                              -------
                                                               39,489
-----------------------------------------------------------------------
HEALTHCARE -- 0.1%
  Healthsouth (A)
   7.625%, 06/01/12                                 225           226
-----------------------------------------------------------------------
INDUSTRIALS -- 2.9%
  Beazer Homes USA
   8.875%, 04/01/08                                 450           469
  D.R. Horton
   9.375%, 03/15/11                                 300           314
  El Paso Corporation (MTN)
   7.750%, 01/15/32                                 475           453
  Emerson Electric
   5.850%, 03/15/09                               1,125         1,141
  Lear
   8.110%, 05/15/09                                 300           312
  Lennar
   7.625%, 03/01/09                                 250           258
  Nortek
   9.125%, 09/01/07                                  70            72
  Pharmacia
   6.600%, 12/01/28                               3,090         3,119


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
INDUSTRIALS -- CONTINUED
  Stone Container
   9.250%, 02/01/08                              $  100        $  107
  Systems 2001 Asset Trust (A)
   6.664%, 09/15/13                                 690           724
  Toll
   8.250%, 12/01/11                                 450           461
  WCI Communities (A)
   9.125%, 05/01/12                                  95            98
                                                              -------
                                                                7,528
-----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
  Mack-Cali Realty
   7.000%, 03/15/04                               1,650         1,716
-----------------------------------------------------------------------
SOVEREIGN AGENCY -- 4.8%
  Province of Ontario
   5.500%, 10/01/08                               6,000         6,165
  Quebec Province
   8.625%, 01/19/05                               3,050         3,377
  Republic of Finland
   5.875%, 02/27/06                               2,895         3,058
                                                              -------
                                                               12,600
-----------------------------------------------------------------------
TECHNOLOGY -- 1.1%
  Apple Computer
   6.500%, 02/15/04                                 300           303
  Fairchild Semiconductor
  10.500%, 02/01/09                                 100           111
  Flextronics International Limited
   9.875%, 07/01/10                                 100           109
  Hewlett-Packard
   7.150%, 06/15/05                                 750           792
  International Business Machines
   6.500%, 01/15/28                               1,540         1,494
                                                              -------
                                                                2,809
----------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.2%
  BellSouth
   6.875%, 10/15/31                                 700           701
  Cox Communications
   6.750%, 03/15/11                               1,500         1,431
  Crown Castle International
   9.375%, 08/01/11                                 200           162
  Sprint Capital (A)
   8.375%, 03/15/12                                 110           109
   6.125%, 11/15/08                                 350           314
  Triton PCS
   8.750%, 11/15/11                                 100            87
  WorldCom
   7.500%, 05/15/11                                 600           297
                                                              -------
                                                                3,101
-----------------------------------------------------------------------




92  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                              FIXED INCOME FUNDS


ARMADA TOTAL RETURN ADVANTAGE FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
TRANSPORTATION -- 3.7%
  CSX
   6.300%, 03/15/12                              $  395        $  398
  FedEx
   6.720%, 01/15/22                               1,581         1,615
  Union Pacific
   7.600%, 05/01/05                                 790           853
   6.625%, 02/01/29                                 980           956
  US Airways, Series 2000-3G
   7.890%, 09/01/20                               5,747         5,943
                                                              -------
                                                                9,765
-----------------------------------------------------------------------
UTILITIES -- 0.1%
  Calpine Canada Energy
   8.500%, 05/01/08                                 300           246
-----------------------------------------------------------------------
Total Corporate Bonds (Cost $112,040)                         114,085
-----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.7%
U.S. TREASURY BONDS -- 8.9%
   7.500%, 11/15/16#                              7,250         8,609
   6.250%, 08/15/23#                              7,500         7,930
   6.000%, 02/15/26#                              4,820         4,951
   5.250%, 02/15/29#                              2,025         1,884
                                                              -------
                                                               23,374
-----------------------------------------------------------------------
U.S. TREASURY NOTES -- 6.8%
   6.125%, 08/15/07#                              1,845         1,989
   6.000%, 08/15/04#                              1,545         1,633
   4.875%, 02/15/12#                              5,000         4,937
   4.375%, 05/15/07#                              6,000         6,008
   3.375%, 04/30/04#                              3,200         3,214
                                                              -------
                                                               17,781
-----------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $40,975)                 41,155
-----------------------------------------------------------------------
ASSET BACKED SECURITIES -- 12.5%
AUTOMOTIVE -- 5.0%
  Daimler Chrysler Auto Trust,
   Series 2001-A, Cl A4
   5.400%, 03/06/06                               5,785         5,986
  World Omni Auto Receivables Trust,
   Series 2001-A, Cl A3
   5.300%, 02/20/05                               6,855         7,004
                                                              -------
                                                               12,990
-----------------------------------------------------------------------
CREDIT CARDS -- 5.2%
  Discover Card Master Trust,
   Series 1999-6, Cl A
   6.850%, 07/17/07                               2,779         2,968
  MBNA Master Credit Card Trust,
   Series 2000-L, Cl A
   6.500%, 04/15/10                              10,000        10,684
                                                              -------
                                                               13,652
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
ASSET BACKED SECURITIES -- CONTINUED
OTHER -- 2.3%
  Railcar Leasing LLC, Series 1, Cl A1
   6.750%, 07/15/06                             $ 5,757       $ 6,017
-----------------------------------------------------------------------
Total Asset Backed Securities (Cost $31,137)                   32,659
-----------------------------------------------------------------------
COMMERCIAL-MORTGAGE BACKED SECURITIES -- 12.5%
  Chase Commercial Mortgage Securities,
   Series 1999-2, Cl A2
   7.198%, 11/15/09                               5,330         5,777
  Credit Suisse First Boston Mortgage Securities,
   Series 2002-CKP1, Cl A3
   6.439%, 12/15/35                               4,000         4,146
  GMAC Commercial Mortgage Securities,
   Series 2001-C1, Cl A2
   6.465%, 04/15/34                               5,000         5,217
  Morgan Stanley Dean Witter Capital,
   Series 2001-TOP1, Cl A1
   6.020%, 02/15/33                               6,907         7,184
  Prudential Securities Secured Financing,
   Series 1999-NRF1, Cl A2
   6.480%, 01/15/09                               1,550         1,628
  Salomon Brothers Mortgage Securities,
   Series 2001-C1, Cl A3
   6.428%, 12/18/35                               8,290         8,620
-----------------------------------------------------------------------
Total Commercial-Mortgage Backed Securities
  (Cost $31,891)                                               32,572
-----------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 8.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.9%
   8.750%, 05/01/08                                   2             2
   7.500%, 12/01/10                                  27            28
   5.750%, 01/15/12                                 190           193
   4.875%, 03/15/07#                              4,675         4,716
                                                              -------
                                                                4,939
-----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.3%
   6.280%, 02/01/12                               6,000         6,231
   5.730%, 12/01/08                               3,566         3,642
   5.500%, 12/01/06                               6,331         6,509
                                                              -------
                                                               16,382
-----------------------------------------------------------------------
Total U.S. Government Mortgage-Backed
Obligations (Cost $20,895)                                     21,321
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
FEDERAL HOME LOAN BANK -- 6.1%
   3.750%, 04/15/04#                             15,735        15,853
-----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.4%
   6.625%, 11/15/30                                 980         1,024
-----------------------------------------------------------------------
Total U.S. Government Agency Obligations
  (Cost $16,694)                                               16,877
-----------------------------------------------------------------------
MORTGAGE PASS THROUGH OBLIGATIONS -- 0.1%
  Thirty-Seventh FHA Insurance Project (B) (C)
   7.430%, 05/01/22                                 327           327
-----------------------------------------------------------------------
Total Mortgage Pass Through Obligations (Cost $327)               327
-----------------------------------------------------------------------



                                                                 MAY 31, 2002 93

STATEMENT OF NET ASSETS
FIXED INCOME FUNDS


ARMADA TOTAL RETURN ADVANTAGE FUND



-----------------------------------------------------------------------
                                                 NUMBER         VALUE
                                                OF SHARES       (000)
-----------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 0.2%
  Armada Money Market Fund,
     Class I+                                   426,218        $  426
-----------------------------------------------------------------------
Total Related Party Money Market Fund (Cost $426)                 426
-----------------------------------------------------------------------
Total Investments -- 99.4% (Cost $254,385)                    259,422
-----------------------------------------------------------------------
Other Assets & Liabilities, Net -- 0.6%                         1,669
-----------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                   255,339
Distributions in excess of net investment income                  (62)
Accumulated net realized gain on investments                      777
Net unrealized appreciation on investments                      5,037
-----------------------------------------------------------------------
Total Net Assets -- 100.0%                                   $261,091
-----------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  25,352,132 outstanding shares of
  beneficial interest)                                         $10.23
-----------------------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 131,822
  outstanding shares of beneficial
  interest)                                                    $10.24
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($10.24 / 95.25%)                                    $10.75
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 29,369
  outstanding shares of beneficial
  interest)                                                    $10.27
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 3,746
  outstanding shares of beneficial
  interest)                                                    $10.25
-----------------------------------------------------------------------
#   SECURITY FULLY OR PARTIALLY ON LOAN
+   SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) PRIVATE PLACEMENT SECURITY
(B) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
(C) ILLIQUID SECURITY. TOTAL MARKET VALUE OF ILLIQUID SECURITIES IS $327,292 AND REPRESENTS 0.1% OF NET ASSETS AS OF MAY 31, 2002.
CL -- CLASS
FHA -- FEDERAL HOUSING AUTHORITY
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
SEE NOTES TO FINANCIAL STATEMENTS.




94  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                              FIXED INCOME FUNDS


ARMADA U.S. GOVERNMENT INCOME FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 106.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 17.5%
  12.250%, 08/01/15                             $   365       $   417
  10.500%, 11/01/02                                   6             6
  10.000%, 09/01/16                                 154           172
   9.750%, 11/01/08 to 04/01/09                     228           249
   9.250%, 08/01/13                                  36            39
   9.000%, 04/01/06 to 09/01/20                   1,277         1,400
   8.750%, 06/01/16 to 07/01/17                     320           349
   8.500%, 03/01/06 to 01/01/22                   1,109         1,203
   8.000%, 09/01/03 to 03/01/22                   1,098         1,188
   7.500%, 05/15/22                                 729           773
   7.000%, 05/01/31                              10,321        10,670
   6.500%, 08/01/31                               4,589         4,670
   0.000%, 06/13/02 (A)                          15,000        14,991
                                                              -------
                                                               36,127
-----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 63.8%
  14.000%, 11/01/12                                  41            46
  12.500%, 05/01/15                                 432           501
  11.250%, 06/01/13 to 05/01/14                      35            39
  10.500%, 02/01/04 to 05/01/04                      16            16
  10.000%, 06/01/21                                  61            68
   9.500%, 09/01/11                                 261           275
   9.000%, 06/01/09 to 10/01/19                     222           242
   8.500%, 11/01/21 to 09/01/23                     282           308
   8.000%, 12/01/17 to 03/01/23                   1,478         1,588
   7.500%, 09/01/22 to 05/01/32                  14,286        14,955
   7.000%, 12/01/15 to 08/01/31                   4,494         4,688
   6.500%, 04/01/16 to 06/01/32                  20,006        20,418
   6.500%, 06/01/32 (when issued)                43,350        46,044
   6.000%, 05/01/16 to 06/01/31                  22,684        22,730
   6.000%, 06/13/32 (when issued)                 5,000         4,958
   0.000%, 06/13/02 (A)                          15,000        14,991
                                                              -------
                                                              131,867
-----------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 24.8%
  17.000%, 11/15/11                                  83           104
  16.000%, 11/15/11 to 12/15/11                       5             6
  15.000%, 06/15/11 to 01/15/13                   2,155         2,617
  14.500%, 09/15/12 to 08/15/14                      14            17
  14.000%, 05/15/11 to 02/15/15                     967         1,157
  13.500%, 05/15/10 to 06/20/15                   1,130         1,343
  13.000%, 11/15/10 to 06/20/15                   1,078         1,275
  12.750%, 09/20/13 to 12/20/14                     166           193
  12.500%, 04/15/10 to 01/20/16                   2,453         2,870
  12.000%, 08/15/12 to 01/15/16                   1,169         1,357
  11.500%, 06/20/04 to 12/15/15                     301           344
  10.500%, 11/15/03 to 09/15/04                      35            37
   9.250%, 05/15/16 to 05/15/21                     520           573
   9.000%, 10/15/04 to 12/15/22                   2,123         2,313
   8.750%, 08/15/08 to 12/15/16                     251           274
   8.500%, 03/20/17 to 09/15/24                     283           308
   8.250%, 01/15/05 to 06/15/16                     498           534
   8.000%, 04/15/17 to 05/20/24                   1,003         1,086


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
   7.500%, 05/15/22 to 12/15/29                 $ 3,704       $ 3,928
   7.000%, 10/15/22 to 07/15/31                  16,022        16,625
   6.500%, 03/15/29 to 09/15/31                   6,832         6,960
   6.000%, 07/20/29                               7,518         7,462
                                                              -------
                                                               51,383
-----------------------------------------------------------------------
Total U.S. Government Mortgage-Backed
Obligations (Cost $215,622)                                   219,377
-----------------------------------------------------------------------
COMMERCIAL PAPER -- 7.3%
  American Express
   1.760%, 06/13/02                               5,000         4,997
  Ford Motor Credit
   1.780%, 06/13/02                               5,000         4,996
  GE Capital International Funding
   1.770%, 06/13/02                               5,000         4,997
-----------------------------------------------------------------------
Total Commercial Paper (Cost $14,991)                          14,990
-----------------------------------------------------------------------
ASSET BACKED COMMERCIAL PAPER -- 2.4%
  New Center Asset Trust
   1.770%, 06/13/02                               5,000         4,997
-----------------------------------------------------------------------
Total Asset Backed Commercial Paper (Cost $4,997)               4,997
-----------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%
  Prudential Home Mortgage Securities,
   Series 1993-44, Cl A11
   6.000%, 11/25/23                               1,141         1,150
  Security Mortgage Acceptance Corporation,
   Series B, Cl 4
   9.000%, 12/01/16                               1,382         1,501
  Structured Mortgage Asset Residential Trust,
   Series 1992-2, Cl I
   8.250%, 06/25/19                                 518           566
  Washington Mutual,
   Series 2001-AR1, Cl IIA2
   5.423%, 09/25/31                                 231           233
-----------------------------------------------------------------------
Total Collateralized Mortgage Obligations
  (Cost $3,412)                                                 3,450
-----------------------------------------------------------------------
COMMERCIAL-MORTGAGE BACKED SECURITIES -- 1.1%
  Credit Suisse First Boston Mortgage Securities,
   Series 1997-C1, Cl A1C
   7.240%, 04/20/07                               2,200         2,370
-----------------------------------------------------------------------
Total Commercial-Mortgage Backed Securities
  (Cost $2,257)                                                 2,370
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.8%
FEDERAL HOME LOAN BANK -- 0.8%
   3.750%, 04/15/04                               1,600         1,612
-----------------------------------------------------------------------
Total U.S. Government Agency Obligations
  (Cost $1,608)                                                 1,612
-----------------------------------------------------------------------




                                                                 MAY 31, 2002 95

STATEMENT OF NET ASSETS
FIXED INCOME FUNDS


ARMADA U.S. GOVERNMENT INCOME FUND



-----------------------------------------------------------------------
                                            NUMBER OF SHARES/   VALUE
                                                PAR (000)       (000)
-----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.7%
U.S. TREASURY NOTES -- 0.7%
   3.500%, 11/15/06#                             $1,500       $ 1,456
-----------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $1,449)                   1,456
-----------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 4.1%
  Armada Government Money Market Fund,
   Class I+                                   8,428,479         8,428
-----------------------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $8,428)                                                 8,428
-----------------------------------------------------------------------
Total Investments -- 124.2% (Cost $252,764)                   256,680
-----------------------------------------------------------------------
Other Assets & Liabilities -- (24.2)%
Payable for Investment Securities Purchased                   (50,491)
Other Assets & Liabilities                                        528
-----------------------------------------------------------------------
Other Assets and Liabilities, Net                             (49,963)
-----------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                   209,580
Undistributed net investment income                               550
Accumulated net realized loss on investments                   (7,329)
Net unrealized appreciation on investments                      3,916
-----------------------------------------------------------------------
Total Net Assets -- 100.0%                                   $206,717
-----------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  19,658,936 outstanding shares of
  beneficial interest)                                          $9.45
-----------------------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 1,416,848
  outstanding shares of beneficial
  interest)                                                     $9.45
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($9.45 / 95.25%)                                      $9.92
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 721,843
  outstanding shares of beneficial
  interest)                                                     $9.42
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 79,670
  outstanding shares of beneficial
  interest)                                                     $9.43
-----------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 2,373 outstanding shares of
  beneficial interest)                                          $9.43
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($9.43 / 99.00%)                                      $9.53
-----------------------------------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) ZERO COUPON
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.



96  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                             TAX FREE BOND FUNDS


ARMADA MICHIGAN MUNICIPAL BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- 97.0%
MICHIGAN -- 88.7%
  Anchor Bay School District (GO) (FGIC)
   Series II
   6.125%, 05/01/11                              $  350        $  400
  Brighton Area School District
   (GO) (AMBAC) (C) Series II
   0.000%, 05/01/11                               2,000         1,342
  Byron Center Public School (GO) (MBIA)
   8.250%, 05/01/08                               1,380         1,701
   8.250%, 05/01/09                               1,380         1,730
  Central Michigan University (RB) (FGIC)
   5.000%, 10/01/18                               1,000         1,007
  Chippewa Valley School District (GO)
   5.500%, 05/01/16                               1,000         1,065
  Clarkeston State Community Schools
   (GO) (FGIC)
   6.250%, 05/01/05                               1,000         1,095
  Detroit Distributable State Aid
   (GO) (AMBAC)
   5.250%, 05/01/08                               2,000         2,167
  Detroit Downtown Development
   (GO) (AMBAC) Series A
   6.250%, 07/15/11                               1,600         1,848
  Detroit School District (GO) (FGIC)
   Series B
   5.000%, 05/01/17                               1,000         1,016
  Detroit Sewer Disposal System
   (RB) (MBIA) Series A
   6.000%, 07/01/07                               2,500         2,803
  Detroit Sewer Disposal System
   (RB) (MBIA) Series B
   6.000%, 07/01/09                               1,000         1,127
   6.000%, 07/01/10                               1,380         1,561
  Detroit Water Supply System
   (RB) (FGIC)
   6.500%, 07/01/15                               1,000         1,199
  Detroit Water Supply System
   (RB) (MBIA) Series A
   6.000%, 07/01/13                               1,000         1,134
  Detroit Water Supply System
   (RB) (MBIA) Series B
   5.550%, 07/01/12                               2,000         2,212
  Ecorse Public School District
   (GO) (FGIC)
   6.500%, 05/01/07                               1,350         1,532
  Flint (GO) (MBIA)
   6.000%, 11/01/04                               1,110         1,204
  Forest Hills Public Schools (GO)
   5.000%, 05/01/12                               1,000         1,059
  Goodrich Area School District
   (GO) (FSA) Series A
   5.750%, 05/01/12                               1,020         1,144
  Goodrich Area School District,
   Prerefunded 05/01/05 @ 102 (GO) (AMBAC)
   7.650%, 05/01/05                               1,125         1,298

-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Grand Haven Area Public Schools
   (GO) (MBIA)
   7.000%, 05/01/07                              $1,235       $ 1,426
  Grand Ledge Public School District
   (GO) (MBIA)
   5.450%, 05/01/11                               1,250         1,370
  Grand Rapids Building Authority (RB)
   5.000%, 04/01/15                               1,570         1,637
  Grand Rapids Sanitation & Sewer Systems
   (RB) (FGIC) Series A
   5.375%, 01/01/16                               1,535         1,664
  Grand Valley Michigan State University
   (RB) (FGIC)
   5.750%, 12/01/14                               1,405         1,542
  Greater Detroit Resource Recovery Authority
   (RB) (AMBAC) Series B
   6.250%, 12/13/08                               1,500         1,714
  Hartland School District (GO) (B)
   5.050%, 05/01/18                               1,000         1,012
  Hartland School District,
   Prerefunded 05/01/10 @ 100 (GO) (FGIC)
   6.000%, 05/01/10                               1,325         1,507
  Holt Public Schools (GO) (FGIC) Series A
   5.625%, 05/01/15                               1,275         1,372
  Jenison Public Schools (GO) (FGIC)
   5.250%, 05/01/12                               1,000         1,081
  Kalamazoo (GO)
   6.200%, 10/01/06                               1,650         1,700
  Kalamazoo Hospital Finance Authority,
   Borgess Medical Center
   (RB) (ETM) (FGIC) Series A
   6.125%, 07/01/07                               2,000         2,045
  Kalamazoo Hospital Finance Authority,
   Bronson Methodist (RB) (ETM) Series A
   5.875%, 05/15/03                               1,440         1,497
  Kalamazoo Public Library (GO) (MBIA)
   5.200%, 05/01/11                               1,000         1,079
  Kent County Hospital Finance Authority,
   Butterworth Hospital Project (RB) Series A
   7.250%, 01/15/13                               5,000         5,975
  Kentwood Public School System (GO)
   5.900%, 05/01/04                                 500           517
  Lake Orion Community School District,
   Prerefunded 05/01/05 @ 101 (GO) (AMBAC)
   7.000%, 05/01/05                               2,000         2,255
  Lansing (GO)
   6.000%, 01/01/07                               1,335         1,480
  Lansing Building Authority
   (GO) (ETM) (AMBAC)
   6.000%, 06/01/04                               1,000         1,022
  Lansing School District,
   Prerefunded 05/01/05 @ 100 (GO)
   Series III
   6.875%, 05/01/05                               2,000         2,230
  Lansing Tax Increment Finance Authority
   (GO) (ETM)
   6.000%, 10/01/02                               1,000         1,015




                                                                 MAY 31, 2002 97

STATEMENT OF NET ASSETS
TAX FREE BOND FUNDS


ARMADA MICHIGAN MUNICIPAL BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Livonia Public School District (GO) Series I
   6.350%, 05/01/04                              $1,000       $ 1,036
  Michigan State Building Authority,
   Facilities Program (RB) Series 1
   5.250%, 10/15/11                               2,675         2,849
  Michigan State Building Facilities Authority
   (RB) Series II
   5.000%, 10/15/14                               1,000         1,029
  Michigan State Environmental Protection
   Program (GO)
   6.250%, 11/01/12                               3,250         3,725
  Michigan State Environmental Protection
   Program, Prerefunded 11/01/02 @ 102 (GO)
   6.250%, 11/01/02                               1,000         1,039
  Michigan State Hospital Finance Authority
   (RB) (ETM) (MBIA)
   5.375%, 08/15/14                                 285           306
  Michigan State Hospital Finance Authority,
   Genesys Health Systems,
   Prerefunded 10/01/05 @ 102 (RB)
   Series A
   8.100%, 10/01/05                               3,500         4,134
  Michigan State Hospital Finance Authority,
   Harper-Grace Hospitals (RB) (ETM)
   7.125%, 05/01/09                                 880         1,002
  Michigan State Hospital Finance Authority,
   Henry Ford Health System (RB) (AMBAC)
   6.000%, 09/01/11                                 500           567
   6.000%, 09/01/12                               2,000         2,263
  Michigan State Housing Development
   Authority (RB) (AMT) (AMBAC) Series A
   5.750%, 10/01/04                               1,525         1,597
  Michigan State Housing Development
   Authority (RB) Series A
   6.450%, 06/01/04                               1,000         1,044
  Michigan State Housing Development
   Authority, Parkway Meadows Project
   (RB) (FSA)
   6.625%, 10/15/06                               1,000         1,038
  Michigan State South Central Power
   Agency System (RB) (MBIA)
   5.800%, 11/01/05                               2,000         2,193
   5.700%, 11/01/04                               1,055         1,137
  Michigan State Strategic Fund Limited
   Obligation, Consumers Power Project
   (RB) (CAPMAC)
   5.800%, 06/15/10                               3,000         3,157
  Michigan State Strategic Fund Limited
   Obligation, Detroit Edison Project
   (RB) (FGIC)
   6.950%, 05/01/11                               2,000         2,408
  Michigan State Strategic Fund Limited
   Obligation, Detroit Edison Project
   (RB) (MBIA)
   7.000%, 07/15/08                               3,000         3,514
  Michigan State Strategic Fund Limited
   Obligation, Ford Motor Project
   (RB) Series A
   7.100%, 02/01/06                               5,950         6,508


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Michigan State Strategic Fund Limited
   Obligation, Pollution Control General
   Motors Project (RB)
   6.200%, 09/01/20                              $1,000       $ 1,045
  Michigan State Trunk Line (RB) (MBIA)
   Series A
   5.250%, 11/01/15                               2,000         2,155
  Michigan State Underground Storage Tank
   (RB) (AMBAC) Series I
   6.000%, 05/01/05                               1,000         1,088
  Mona Shores School District (GO) (FGIC)
   6.750%, 05/01/09                               2,075         2,423
  Oakland County Economic Development
   Authority, Cranbrook Community
   Project (RB)
   5.000%, 11/01/17                               5,000         5,031
  Oakland County Economic Development
   Authority, Cranbrook Community Project,
   Prerefunded 11/01/04 @ 100 (RB) Series B
   6.375%, 11/01/04                               1,000         1,095
  Paw Paw Public School District
   (GO) (FGIC)
   6.500%, 05/01/09                               1,000         1,155
  Southgate Community School District
   (GO) (FGIC)
   5.750%, 05/01/11                               1,665         1,825
  St. Johns Public Schools (GO) (FGIC)
   5.000%, 05/01/21                               1,130         1,140
  Tecumseh Public Schools (GO) (B)
   5.450%, 05/01/18                               1,165         1,212
  University of Michigan, Student Fee (RB)
   Series A
   6.000%, 04/01/05                                 500           543
   6.000%, 04/01/06                               1,315         1,453
  Utica Community Schools (GO)
   5.600%, 05/01/05                               1,975         2,073
  Wayne Charter County, Wayne County
   Airport Project (RB) (AMT) (AMBAC)
   Series A
   7.250%, 12/01/10                                 285           290
  Wayne County Building Authority,
   Capital Improvements (RB) (MBIA)
   Series A
   6.000%, 06/01/07                               2,000         2,233
  Western Michigan University (RB) (FGIC)
   Series A
   5.400%, 07/15/08                               1,500         1,579
  Western School District (GO) (MBIA)
   5.900%, 05/01/10                               1,680         1,892
  Wyandotte Electric Authority
   (RB) (MBIA) (A)
   6.250%, 10/01/08                               3,000         3,360
  Ypsilanti School District (GO) (FGIC)
   6.500%, 05/01/06                               1,175         1,320
                                                              -------
                                                              138,242
-----------------------------------------------------------------------



98  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                             TAX FREE BOND FUNDS


ARMADA MICHIGAN MUNICIPAL BOND FUND



-----------------------------------------------------------------------
                                            NUMBER OF SHARES/   VALUE
                                                PAR (000)       (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
PUERTO RICO -- 7.8%
  Commonwealth of Puerto Rico
   (GO) (MBIA)
   6.250%, 07/01/09                              $2,000       $ 2,310
   6.250%, 07/01/10                               2,000         2,325
   6.250%, 07/01/12                                 500           590
  Commonwealth of Puerto Rico, Electric
   Power Authority (RB) (MBIA) Series W
   6.500%, 07/01/05                               1,250         1,392
  Commonwealth of Puerto Rico, Public
   Buildings Authority (RB) (FSA) Series L
   5.500%, 07/01/07                               4,000         4,415
  University of Puerto Rico (RB) (MBIA)
   Series N
   6.250%, 06/01/07                               1,000         1,137
                                                              -------
                                                               12,169
-----------------------------------------------------------------------
VIRGIN ISLANDS -- 0.5%
  Virgin Islands Public Finance Authority
   (RB) (ETM) Series A
   7.000%, 10/01/04                                 740           785
-----------------------------------------------------------------------
Total Municipal Bonds (Cost $140,987)                         151,196
-----------------------------------------------------------------------
MONEY MARKET FUND -- 1.8%
  Federated Michigan Tax Free Money Market
   Fund                                       2,748,622         2,749
-----------------------------------------------------------------------
Total Money Market Fund (Cost $2,749)                           2,749
-----------------------------------------------------------------------
Total Investments -- 98.8% (Cost $143,736)                    153,945
-----------------------------------------------------------------------
Other Assets & Liabilities, Net -- 1.2%                         1,838
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                                VALUE
                                                                (000)
-----------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                  $145,402
Distributions in excess of net investment income                  (81)
Accumulated net realized gain on investments                      253
Net unrealized appreciation on investments                     10,209
-----------------------------------------------------------------------
Total Net Assets -- 100.0%                                   $155,783
-----------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  12,506,265 outstanding shares of
  beneficial interest)                                         $11.03
-----------------------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 1,419,111
  outstanding shares of beneficial
  interest)                                                    $11.02
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($11.02 / 95.25%)                                    $11.57
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 177,627
  outstanding shares of beneficial
  interest)                                                    $11.03
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 25,592
  outstanding shares of beneficial
  interest)                                                    $11.03
-----------------------------------------------------------------------

(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2002, AND THE DATE REPORTED IS THE FINAL MATURITY DATE NOT THE NEXT RESET OR PUT DATE.
(B) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR BANK OR FINANCIAL INSTITUTION.
(C) ZERO COUPON
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT -- ALTERNATIVE MINIMUM TAX
CAPMAC -- CAPITAL MARKETS ASSURANCE CORPORATION
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 MAY 31, 2002 99

STATEMENT OF NET ASSETS
TAX FREE BOND FUNDS


ARMADA NATIONAL TAX EXEMPT BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- 95.3%
ALASKA -- 0.7%
  Alaska State Housing Finance Agency
   (RB) (MBIA) Series A
   5.050%, 12/01/03                              $   55       $    56
   4.950%, 06/01/02                                  55            55
  Anchorage (GO) (MBIA)
   5.000%, 07/01/14                               1,100         1,147
                                                              -------
                                                                1,258
-----------------------------------------------------------------------
ARIZONA -- 1.6%
  Maricopa County Industrial Development
   Authority, Madera Pointe Apartments
   Project (RB) (FSA) (A) Series A
   5.300%, 06/01/06                               1,000         1,052
  Tucson Street & Highway User Authority
   (RB) (MBIA) Series A
   7.000%, 07/01/11                               1,500         1,823
                                                              -------
                                                                2,875
-----------------------------------------------------------------------
ARKANSAS -- 0.1%
  Arkansas State Industrial Development
   Authority, Correctional Facility Finance
   Project (RB) (MBIA)
   4.800%, 11/15/06                                 200           206
-----------------------------------------------------------------------
COLORADO -- 1.2%
  Colorado Educational & Cultural Facilities,
   University of Denver (RB) (MBIA) (A) Series B
   1.350%, 03/01/31                               1,000         1,000
  Colorado Water Resource Power Development
   Authority (RB) Series A
   6.300%, 09/01/14                               1,000         1,032
                                                              -------
                                                                2,032
-----------------------------------------------------------------------
CONNECTICUT -- 2.8%
  Connecticut (GO) Series B
   5.500%, 03/15/11                               1,000         1,105
  Connecticut Clean Water Fund (RB)
   6.375%, 06/01/05                               1,770         1,953
  Connecticut State Transportation
   Infrastructure (RB)
   5.375%, 09/01/08                               1,700         1,866
                                                              -------
                                                                4,924
-----------------------------------------------------------------------
DELAWARE -- 1.2%
  Delaware State Transportation & Turnpike
   Authority (RB) (ETM)
   7.800%, 07/01/04                                 645           666
  Delaware State Transportation System
   Authority (RB) (AMBAC)
   6.000%, 07/01/06                               1,250         1,388
                                                              -------
                                                                2,054
-----------------------------------------------------------------------


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
FLORIDA -- 6.8%
  Dade County School District (GO) (MBIA)
   6.500%, 02/15/06                              $1,630       $ 1,817
  Florida Board of Education (GO) (ETM)
   9.125%, 06/01/14                                 135           186
  Florida Board of Education Capital Outlay
   (GO) Series A
   4.900%, 01/01/12                               2,000         2,058
  Florida Board of Higher Education
   (GO) (ETM) Series G
   6.900%, 05/01/03                               2,000         2,095
  Florida Department of Transportation,
   Right of Way Project (GO)
   6.000%, 07/01/07                               1,000         1,121
  Gulf Breeze Capital Funding
   (RB) (MBIA) (A) Series B
   4.500%, 12/01/17                               1,000           968
  Jacksonville Excise Tax Project
   (RB) (AMBAC)
   6.500%, 10/01/08                               2,600         2,694
  Tampa Sports Authority, Stadium Project
   (RB) (MBIA)
   6.000%, 01/01/06                               1,000         1,098
                                                              -------
                                                               12,037
-----------------------------------------------------------------------
GEORGIA -- 6.9%
  Atlanta Water & Waste Water Authority
   (RB) (FGIC) Series A
   5.500%, 11/01/13                               2,000         2,215
  Fayette County School District (GO) (ETM)
   6.250%, 03/01/04                               1,200         1,281
  Fulton County Development Authority,
   Georgia Tech Athletic Association
   (RB) (AMBAC)
   5.500%, 10/01/17                               1,750         1,864
  Fulton County Housing Authority,
   Single-Family Housing Mortgage Project
   (RB) (AMT) (GNMA) Series A
   5.300%, 03/01/05                                  25            26
   5.100%, 03/01/03                                  25            25
  Georgia Municipal Electric Authority
   (RB) (MBIA) Series X
   6.500%, 01/01/12                               2,000         2,280
  Georgia State (GO) Series B
   6.650%, 03/01/09                               1,000         1,167
  Georgia State (GO) Series C
   6.600%, 04/01/05                               2,000         2,205
   6.250%, 08/01/06                               1,000         1,124
                                                              -------
                                                               12,187
-----------------------------------------------------------------------
IDAHO -- 0.9%
  Canyon County School District
   (GO) (MBIA)
   8.125%, 07/30/03                               1,560         1,671
-----------------------------------------------------------------------




100  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                             TAX FREE BOND FUNDS


ARMADA NATIONAL TAX EXEMPT BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
ILLINOIS -- 3.3%
  Chicago (GO) (MBIA)
   5.500%, 01/01/14                              $1,000       $ 1,074
  Du Page County School District No. 58
   (GO) Series A
   5.000%, 12/01/11                               1,155         1,224
  Illinois Educational Facilities Authority,
   Robert Morris College Project
   (RB) (MBIA)
   4.700%, 06/01/04                                 200           209
  Illinois Highway Toll Authority
   (RB) (FSA) Series A
   5.500%, 01/01/13                               1,000         1,093
  Illinois Sales Tax Program (RB)
   Series Q
   6.000%, 06/15/12                               1,000         1,130
  Lake County Community School
   District No. 50 (GO) (FGIC) Series A
   6.000%, 12/01/20                               1,000         1,070
                                                              -------
                                                                5,800
-----------------------------------------------------------------------
INDIANA -- 4.2%
  East Chicago Elementary School Building
   Corporation, First Mortgage (RB) (B)
   6.250%, 01/05/16                               1,750         1,977
  Fort Wayne South Side School Building
   Corporation, First Mortgage (RB) (FSA)
   4.750%, 07/15/11                                 500           515
  Hamilton Southeastern Consolidated
   School Building Corporation,
   First Mortgage (RB) (B)
   4.550%, 07/05/04                                 300           312
   4.500%, 07/05/03                                 365           375
  Hammond Multi-School Building
   Corporation, First Mortgage
   (RB) (B) (ETM) Series B
   6.000%, 01/15/18                               1,000         1,122
  Indianapolis Local Improvement Project
   (RB) (AMBAC) Series D
   5.375%, 02/01/17                               1,250         1,298
  IPS School Building, First Mortgage,
   Prerefunded 07/15/04 @ 102 (RB)
   6.150%, 07/15/04                               1,200         1,319
  Vinton-Tecumseh School Building
   Corporation, First Mortgage (RB) (B)
   4.350%, 01/05/04                                 495           509
                                                              -------
                                                                7,427
-----------------------------------------------------------------------
KANSAS -- 0.6%
  Kansas Department of Transportation,
   Highway Authority (RB)
   7.250%, 03/01/04                               1,000         1,082
-----------------------------------------------------------------------
KENTUCKY -- 2.0%
  Kentucky Turnpike Authority, Economic
   Revitalization Projects (RB) (AMBAC)
   6.500%, 07/01/07                               3,000         3,435
-----------------------------------------------------------------------


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
MARYLAND -- 0.6%
  Montgomery County (GO) Series A
   5.700%, 07/01/05                              $1,000       $ 1,087
-----------------------------------------------------------------------
MASSACHUSETTS -- 8.6%
  Boston (GO) (MBIA) Series C
   4.250%, 11/01/18                               5,000         4,587
  Lawrence (GO) (AMBAC)
   5.500%, 02/01/14                               1,355         1,458
   5.500%, 02/01/17                               1,765         1,873
  Massachusetts (GO) (FGIC) Series A
   5.750%, 08/01/08                               1,000         1,119
  Massachusetts Bay Transportation Authority,
   General Transportation Systems Project
   (RB) (B) Series A
   5.800%, 03/01/11                               1,000         1,120
   5.750%, 03/01/18                                 655           688
  Massachusetts Bay Transportation Authority,
   General Transportation Systems Project
   (RB) (FGIC) Series A
   5.500%, 03/01/15                               1,500         1,599
  Massachusetts Bay Transportation Authority,
   General Transportation Systems Project,
   Prerefunded 03/01/05 @ 102 (RB) (B)
   Series A
   5.750%, 03/01/05                               2,385         2,618
                                                              -------
                                                               15,062
-----------------------------------------------------------------------
MICHIGAN -- 3.7%
  Grand Rapids Community College,
   Prerefunded 05/01/03 @ 101.5
   (GO) (MBIA)
   5.900%, 05/01/03                               2,000         2,107
  Michigan Municipal Bond Authority,
   Revolving Fund (RB)
   6.000%, 10/01/07                               2,000         2,255
  Michigan State Underground Storage Tank
   (RB) (AMBAC) Series I
   6.000%, 05/01/04                               2,000         2,135
                                                              -------
                                                                6,497
-----------------------------------------------------------------------
MINNESOTA -- 1.3%
  Minnesota (GO)
   6.000%, 05/01/06                               1,000         1,109
  North St. Paul Maplewood Independent
   School District No. 622,
   Prerefunded 02/01/05 @ 100 (GO) (MBIA)
   Series A
   6.875%, 02/01/05                               1,000         1,105
                                                              -------
                                                                2,214
-----------------------------------------------------------------------
MISSOURI -- 2.5%
  Kansas City (GO) Series B
   6.000%, 02/01/04                               1,535         1,627



                                                                MAY 31, 2002 101

STATEMENT OF NET ASSETS
TAX FREE BOND FUNDS


ARMADA NATIONAL TAX EXEMPT BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
MISSOURI -- CONTINUED
  Missouri Environmental Improvement
   Authority, Revolving Fund Program (RB)
   Series A
   6.000%, 01/01/07                              $1,545       $ 1,721
  Missouri Environmental Improvement
   Water Authority, Revolving Fund Program
   (RB) Series B
   5.500%, 07/01/16                               1,000         1,104
                                                              -------
                                                                4,452
-----------------------------------------------------------------------
NEBRASKA -- 0.6%
  American Public Energy Agency,
   Nebraska Gas Supply (RB) (AMBAC)
   Series C
   4.200%, 09/01/10                               1,000         1,005
-----------------------------------------------------------------------
NEVADA -- 2.5%
  Clark County School District (GO) (FSA)
   Series F
   5.500%, 06/15/17                               1,000         1,058
  Henderson (GO) (MBIA) Series A
   6.500%, 06/01/07                               1,000         1,140
  Nevada (GO) Series A-1
   6.000%, 05/15/09                               1,000         1,125
  Nevada Municipal Bond Bank
   Project No. 38-39 (GO) (ETM) Series A
   6.300%, 07/01/04                               1,000         1,013
                                                              -------
                                                                4,336
-----------------------------------------------------------------------
NEW JERSEY -- 1.2%
  New Jersey Transportation Trust Fund
   (RB) (AMBAC) Series B
   6.000%, 06/15/05                               2,000         2,185

-----------------------------------------------------------------------
NEW MEXICO -- 1.3%
  Albuquerque Joint Water & Sewer Systems
   Project (RB)
   6.000%, 07/01/05                               1,000         1,093
   6.000%, 07/01/07                               1,000         1,121
                                                              -------
                                                                2,214
-----------------------------------------------------------------------
NEW YORK -- 3.3%
  Buffalo Sewer Authority (RB) (FGIC) Series F
   6.000%, 07/01/13                               1,300         1,488
  New York City (GO) (AMBAC) Series K
   8.000%, 04/01/03                               1,005         1,058
  New York City (GO) (ETM) (AMBAC)
   Series K
   8.000%, 04/01/03                                 995         1,048
  New York City Municipal Assistance
   Authority (RB) (B) Series J
   6.000%, 07/01/04                               1,000         1,074
  New York State Power Authority,
   Prerefunded 01/01/10 @ 100 (RB)
   7.000%, 01/01/10                               1,000         1,210
                                                              -------
                                                                5,878
-----------------------------------------------------------------------


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
OHIO -- 9.9%
  Butler County Transportation Improvement
   (RB) (FSA) Series A
   6.000%, 04/01/10                              $1,000       $ 1,116
   5.500%, 04/01/09                               1,150         1,262
  Cleveland Capital Appreciation,
   Cleveland Stadium Project
   (RB) (AMBAC) (C) Series A
   0.000%, 12/01/12                                 820           480
   0.000%, 12/01/15                                 820           399
  Cleveland Capital Appreciation,
   Cleveland Stadium Project
   (RB) (MBIA) (C) Series B
   0.000%, 12/01/16                                 815           372
  Cleveland Public Power Systems,
   First Mortgage (RB) (MBIA) Series 1
   6.000%, 11/15/10                                 995         1,133
  Cleveland Water Works, First Mortgage
   (RB) (MBIA) Series G
   5.500%, 01/01/09                               1,000         1,094
  Cuyahoga County Economic Development
   Authority, University School Project
   (RB) (A) (B) Series B
   5.300%, 12/01/29                               1,000         1,099
  Delaware County Capital Facilities (GO)
   6.000%, 12/01/12                                 545           616
  Greater Cleveland Regional Transportation
   Authority (GO) (MBIA) Series A
   5.000%, 12/01/18                                 570           577
   5.000%, 12/01/19                                 495           498
  Hamilton County Hospital Facilities
   Authority, Children's Hospital Medical
   Center (RB) (MBIA) Series G
   5.375%, 05/15/13                               1,100         1,163
  Hudson Local School District
   (GO) (FGIC) (C)
   0.000%, 12/15/10                               1,000           688
  Lakota Local School District
   (GO) (FGIC)
   5.500%, 12/01/16                                 500           549
  Massillon Parks & Recreation
   (GO) (AMBAC) (A)
   5.500%, 12/01/18                               1,405         1,489
  Ohio Housing Finance Agency
   (RB) (AMT) (GNMA)
   5.350%, 09/01/04                                 170           177
  Ohio Housing Finance Agency,
   Single-Family Housing Mortgage,
   Prerefunded 01/15/13 @ 81.88
   (RB) (FGIC) (C)
   0.000%, 01/15/13                               1,920           950
  Ohio State Higher Education (GO)
   Series A
   5.375%, 08/01/18                               1,000         1,045
  Ohio Turnpike Commission Authority
   (RB) (FGIC) Series A
   5.500%, 02/15/17                                 500           544
   5.500%, 02/15/18                               1,000         1,090




102  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                             TAX FREE BOND FUNDS


ARMADA NATIONAL TAX EXEMPT BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Perrysburg Exempted Village School
   District (GO)
   5.350%, 12/01/25                              $1,000       $ 1,005
                                                              -------
                                                               17,346
-----------------------------------------------------------------------
OKLAHOMA -- 1.7%
  Grand River Dam Authority (RB) (AMBAC)
   6.250%, 06/01/11                               2,500         2,903
-----------------------------------------------------------------------
OREGON -- 0.8%
  Washington County School District No. 48j
   Beaverton (GO) Series C
   7.800%, 06/01/04                               1,220         1,348
-----------------------------------------------------------------------
PENNSYLVANIA -- 3.0%
  Allegheny County Sewer Sanitation
   Authority (RB) (FGIC)
   5.500%, 12/01/08                                 115           120
   5.500%, 12/01/08                                 150           155
  Lackawanna County (GO) (FGIC)
   Series A
   4.800%, 01/01/13                                 500           512
  Pennsylvania State Intergovernmental
   Cooperative Authority, Special Tax,
   City of Philadelphia Funding Program
   (RB) (FGIC)
   5.250%, 06/15/12                               1,000         1,061
  Pittsburgh School District (GO) (AMBAC)
   Series A
   5.500%, 09/01/12                               3,050         3,344
  State Public School Building Authority,
   Montgomery County Community
   College Project (RB)
   4.600%, 05/01/12                                 160           164
                                                              -------
                                                                5,356
-----------------------------------------------------------------------
SOUTH CAROLINA -- 1.8%
  Charleston County Public Improvement (GO)
   6.000%, 09/01/09                               1,000         1,135
  South Carolina Public Service Authority
   (RB) (FGIC) Series B
   5.875%, 01/01/23                               2,000         2,097
                                                              -------
                                                                3,232
-----------------------------------------------------------------------
TENNESSEE -- 4.2%
  Memphis (GO)
   6.000%, 11/01/03                               1,290         1,361
  Nashville & Davidson County
   Metropolitan Government (GO)
   6.000%, 12/01/10                               1,500         1,716
  Shelby County (GO) Series B
   5.200%, 12/01/09                               2,000         2,127
  Tennessee (GO) Series B
   6.000%, 05/01/05                               2,000         2,178
                                                              -------
                                                                7,382

-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
TEXAS -- 8.7%
  Conroe Independent School District
   (GO) (B)
   5.500%, 02/15/15                              $2,500       $ 2,641
  Dallas County Utility & Reclamation
   Distribution (GO) (MBIA)
   5.000%, 02/15/09                                 600           608
  Dallas, Prerefunded 02/15/03 @ 100 (GO)
   6.125%, 02/15/03                               1,000         1,031
  Harris County (GO)
   6.500%, 08/15/15                               3,540         3,639
  Houston Water & Sewer Systems
   (RB) (FSA) Series A
   5.500%, 12/01/13                               1,500         1,624
  Plano Independent School District (GO) (B)
   6.000%, 02/15/06                               1,000         1,097
   5.900%, 02/15/10                               1,000         1,081
  Robinson Independent School District
   (GO) (B)
   5.750%, 08/15/12                                 575           630
  Texas State Water Financial Assistance (GO)
   5.500%, 08/01/17                               1,125         1,184
  United Independent School District (GO) (B)
   5.375%, 08/15/16                               1,585         1,674
                                                              -------
                                                               15,209
-----------------------------------------------------------------------
UTAH -- 1.3%
  Intermountain Power Agency
   (RB) (FSA) Series E
   6.250%, 07/01/09                               2,000         2,273
-----------------------------------------------------------------------
VERMONT -- 2.1%
  Burlington Electric (RB) (MBIA)
   6.000%, 07/01/07                               1,355         1,509
  Vermont Municipal Bond Bank
   (RB) (AMBAC) Series 2
   5.500%, 12/01/10                               2,000         2,155
                                                              -------
                                                                3,664
-----------------------------------------------------------------------
WASHINGTON -- 0.5%
  Washington State (GO) Series 93A
   5.750%, 10/01/17                                 900           928
-----------------------------------------------------------------------
WISCONSIN -- 1.4%
  Cottage Grove (GO) (FSA)
   4.700%, 08/01/07                                 260           264
  Milwaukee (GO)
   6.000%, 02/01/07                               2,000         2,220
                                                              -------
                                                                2,484
-----------------------------------------------------------------------



                                                                MAY 31, 2002 103

STATEMENT OF NET ASSETS
TAX FREE BOND FUNDS


ARMADA NATIONAL TAX EXEMPT BOND FUND



-----------------------------------------------------------------------
                                            NUMBER OF SHARES/   VALUE
                                                PAR (000)       (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
PUERTO RICO -- 2.0%
  Commonwealth of Puerto Rico
   (GO) (MBIA)
   6.250%, 07/01/09                              $2,000       $ 2,310
  University of Puerto Rico (RB) (MBIA)
   Series N
   6.250%, 06/01/07                               1,000         1,136
                                                              -------
                                                                3,446
-----------------------------------------------------------------------
Total Municipal Bonds (Cost $159,584)                         167,489
-----------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 3.1%
  Armada Tax Exempt Money Market Fund,
   Class I+                                   5,408,260         5,408
-----------------------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $5,408)                                                 5,408
-----------------------------------------------------------------------
Total Investments -- 98.4% (Cost $164,992)                    172,897
-----------------------------------------------------------------------
Other Assets & Liabilities, Net -- 1.6%                         2,834
-----------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                   169,184
Distributions in excess of net investment income                   (1)
Accumulated net realized loss on investments                   (1,357)
Net unrealized appreciation on investments                      7,905
-----------------------------------------------------------------------
Total Net Assets -- 100.0%                                   $175,731
-----------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  16,479,866 outstanding shares of
  beneficial interest)                                         $10.17
-----------------------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 723,446
  outstanding shares of beneficial
  interest)                                                    $10.21
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($10.21 / 95.25%)                                    $10.72
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 73,736
  outstanding shares of beneficial
  interest)                                                    $10.16
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 1,832
  outstanding shares of beneficial
  interest)                                                    $10.17
-----------------------------------------------------------------------

+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2002, AND THE DATE REPORTED IS THE FINAL MATURITY DATE NOT THE NEXT RESET OR PUT DATE.
(B) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR BANK OR FINANCIAL INSTITUTION.
(C) ZERO COUPON
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT -- ALTERNATIVE MINIMUM TAX
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FEDERAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
SEE NOTES TO FINANCIAL STATEMENTS.

104   MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                             TAX FREE BOND FUNDS


ARMADA OHIO TAX EXEMPT BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- 97.0%
OHIO -- 96.3%
  Akron (GO)
   6.000%, 12/01/12                              $1,000       $ 1,145
  Akron Economic Development
   (RB) (MBIA)
   6.000%, 12/01/12                                 935         1,072
   5.750%, 12/01/09                               1,680         1,863
  Akron Sewer System (RB) (MBIA)
   5.650%, 12/01/08                                 560           610
  Ashland City School District,
   Elementary Schools Facilities Project
   (COP) (AMBAC)
   5.100%, 12/01/09                                 245           265
   5.000%, 12/01/08                                 250           269
   4.950%, 12/01/07                                 345           372
  Avon Local School District
   (GO) (AMBAC)
   5.800%, 12/01/12                               1,000         1,084
  Beavercreek Local School District
   (GO) (FGIC)
   5.250%, 12/01/07                               1,130         1,227
  BelleFontaine City School District
   (GO) (MBIA)
   5.750%, 12/01/18                                 505           545
  Bowling Green State University
   (RB) (FGIC)
   5.750%, 06/01/12                               1,000         1,107
  Brown County (GO) (AMBAC)
   5.200%, 12/01/04                                 455           486
  Butler County Sewer Systems Authority,
   Prerefunded 12/01/02 @ 101
   (RB) (AMBAC) Series B
   6.000%, 12/01/02                                 500           516
  Centerville Capital Facilities (GO) (MBIA)
   5.650%, 12/01/18                                 500           523
  Centerville City School District
   (GO) (FGIC)
   5.500%, 12/01/07                                 500           548
  Chesapeake Union Exempted Village
   School District (GO) (AMBAC)
   6.250%, 12/01/22                               1,000         1,112
  Chillicothe (GO) (AMBAC)
   6.050%, 12/01/12                                 475           489
  Cincinnati City School District
   (GO) (MBIA)
   5.375%, 12/01/16                               1,000         1,057
  Cincinnati Water Systems (RB)
   5.500%, 12/01/10                               2,000         2,205
  Clermont County & Sewer District
   Authority (RB) (AMBAC)
   5.300%, 12/01/05                                 500           531
  Cleveland Capital Appreciation,
   Cleveland Stadium Project
   (RB) (AMBAC) (B) Series A
   0.000%, 12/01/09                                 825           585
   0.000%, 12/01/18                                 820           331


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Cleveland Capital Appreciation,
   Cleveland Stadium Project
   (RB) (AMBAC) (B) Series B
   0.000%, 12/01/07                              $  810        $  661
   0.000%, 12/01/10                                 815           539
   0.000%, 12/01/13                                 815           447
   0.000%, 12/01/19                                 815           310
  Cleveland Regional Sewer District,
   Water Resource Project,
   Prerefunded 05/15/04 @ 100 (RB)
   6.750%, 05/15/04                                 600           649
  Cleveland Waterworks, Refunding &
   Improvement Project (RB) (MBIA)
   Series H
   6.000%, 01/01/06                               2,000         2,195
   5.625%, 01/01/13                               2,000         2,115
  Columbus (GO) Series 2
   5.000%, 06/15/16                               1,000         1,021
  Columbus Sewer (GO)
   5.300%, 05/01/03                               1,000         1,032
  Columbus Sewer (RB)
   6.200%, 06/01/04                               1,500         1,530
  Copley, Fairlawn City School District (TAN)
   4.150%, 12/01/05                                 675           699
  Cuyahoga County (GO)
   5.650%, 05/15/18                                 600           660
  Cuyahoga County Economic
   Development Authority,
   University School Project (RB) Series B
   5.300%, 12/01/29                               1,500         1,648
  Cuyahoga County Hospital Facility
   Authority, University Hospital Systems
   Health Project (RB) (MBIA) Series A
   5.250%, 01/15/08                               2,000         2,135
  Cuyahoga County Hospital Facility
   Authority, University Hospital Systems
   Health Project (RB) Series B
   6.000%, 01/15/03                                 400           409
  Delaware County (GO)
   6.000%, 12/01/13                                 575           648
  Fairfield City School District
   Improvement (GO) (FGIC)
   5.500%, 12/01/15                               1,000         1,079
  Forest Hills Local School District
   (GO) (MBIA)
   6.000%, 12/01/08                               1,210         1,372
   6.000%, 12/01/09                                 830           944
  Franklin County (GO)
   5.500%, 12/01/11                                 745           792
   5.500%, 12/01/13                               1,000         1,060
   5.450%, 12/01/09                               1,000         1,055
  Franklin County Hospital Facility
   Authority, Children's Hospital Project
   (RB) Series A
   6.000%, 11/01/06                               1,035         1,135




                                                                MAY 31, 2002 105

STATEMENT OF NET ASSETS
TAX FREE BOND FUNDS


ARMADA OHIO TAX EXEMPT BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Greene County Water Works System
   (RB) (AMBAC)
   5.300%, 12/01/05                              $  500        $  531
  Hamilton City School District (GO) (C)
   Series A
   6.150%, 12/01/13                               1,000         1,159
  Hamilton County (GO)
   5.125%, 12/01/08                               1,000         1,080
   5.100%, 12/01/11                               1,025         1,063
   5.000%, 12/01/08                                 425           437
  Hamilton County Water System,
   West Phase Project (GO)
   5.500%, 12/01/07                                 240           261
  Indian Hill Exempted Village School
   District (GO)
   5.500%, 12/01/16                               1,300         1,384
  Kenston Local School District (GO)
   5.550%, 12/01/03                                 500           513
  Lakewood, Prerefunded 12/01/02 @ 102 (GO)
   6.500%, 12/01/02                               1,500         1,566
  Lakota Local School District (GO) (AMBAC)
   5.700%, 12/01/05                                 250           274
  Lakota Local School District (GO) (FGIC)
   5.500%, 12/01/16                                 880           967
   5.000%, 12/01/12                               1,000         1,047
  Lebanon City School District (GO) (FSA)
   5.500%, 12/01/16                               2,000         2,137
  Licking County (GO) (FGIC)
   7.000%, 12/01/02                                 100           103
  Lima City School District (GO) (AMBAC)
   5.500%, 12/01/22                               1,000         1,037
  Lucas County, Hospital Facility Authority,
   Mercy Hospital Project (RB) (ETM)
   6.000%, 09/01/04                                  75            78
  Mad River Local School District (GO) (FGIC)
   5.750%, 12/01/14                               1,060         1,198
  Mahoning Valley Water Sanitation,
   Prerefunded 05/15/04 @ 102 (RB)
   7.750%, 05/15/04                                 485           544
  Mansfield City School District (GO) (C)
   6.250%, 12/01/07                               1,000         1,144
   6.250%, 12/01/09                               1,000         1,157
  Marysville Exempted Village School District
   (GO) (AMBAC)
   5.100%, 12/01/04                                 500           529
  Mason City School District (GO) (FGIC)
   5.200%, 12/01/08                                 865           908
  Miami University General Receipts (RB)
   5.400%, 12/01/05                               1,000         1,061
  Middleburg Heights Hospital Authority,
   Southwest General Health Care
   Center Project (RB) (FSA)
   6.750%, 08/15/06                               1,400         1,591
  Middletown (GO) (FGIC)
   5.750%, 12/01/12                                 650           717
   5.750%, 12/01/13                                 640           702


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Montgomery County (GO)
   5.500%, 12/01/20                              $1,515       $ 1,579
  Montgomery County Solid Waste
   Authority (RB) (MBIA)
   5.350%, 11/01/10                                 900           953
   5.300%, 11/01/07                               1,000         1,087
   5.125%, 11/01/08                                 500           532
  Montgomery County Water Authority,
   Greater Moraine, Beavercreek Project
   (RB) (AMBAC)
   5.250%, 11/15/06                                 500           544
  Montgomery County, Catholic Health
   (RB) (A) Series B
   1.500%, 12/01/25                                 900           900
  Montgomery County, Sisters of Charity
   Health Care (RB) (MBIA) Series A
   6.500%, 05/15/08                                  85            86
  Newark (GO) (AMBAC)
   5.450%, 12/01/02                               1,000         1,019
  North Canton City School District
   (GO) (AMBAC)
   5.750%, 12/01/06                                 250           272
  North Royalton City School District
   (GO) (MBIA)
   6.625%, 12/01/06                               1,885         2,156
  Oak Hills Local School District
   (GO) (MBIA)
   5.650%, 12/01/07                                 350           389
  Ohio Air Quality Development Authority,
   Buckeye Power Project (RB)
   5.250%, 08/01/07                                 400           414
  Ohio Building Authority, Adult Correctional
   Building Fund (RB) (AMBAC) Series A
   6.000%, 04/01/06                               1,930         2,130
   5.500%, 04/01/14                               1,500         1,581
  Ohio Building Authority, Adult Correctional
   Building Fund, Prerefunded
   10/01/03 @ 102 (RB) Series A
   6.125%, 10/01/03                               1,300         1,402
  Ohio Building Authority, Arts Facilities
   Project (RB) Series A
   5.500%, 04/01/16                               1,000         1,063
   5.200%, 10/01/04                                 500           532
  Ohio Capital Corporation for Housing,
   Housing & Urban Development
   (RB) (FHA) Series D
   5.350%, 02/01/09                                 650           684
  Ohio Department of Administrative
   Services Office Project (COP) (AMBAC)
   5.000%, 12/15/12                               1,210         1,267
  Ohio Higher Educational Facility Commission,
   Case Western University Project (RB)
   Series C
   5.000%, 10/01/10                                 905           953




106  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                             TAX FREE BOND FUNDS


ARMADA OHIO TAX EXEMPT BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio Higher Educational Facility Commission,
   Oberlin College Project (RB)
   5.250%, 10/01/14                              $1,045       $ 1,125
  Ohio Higher Educational Facility Commission,
   Wittenberg University Project (RB)
   5.500%, 12/01/18                               1,870         1,945
  Ohio Housing Finance Agency,
   Single Family Mortgage (RB) (C) Series A
   6.375%, 04/01/17                                  55            55
  Ohio Infrastructure Improvement (GO)
   Series A
   5.750%, 02/01/12                               1,000         1,108
  Ohio Natural Resources Capital Facilities
   (GO) Series A
   5.400%, 10/01/07                               1,370         1,433
  Ohio Public Facilities Commission,
   Higher Education Capital Facilities Project,
   Prerefunded 05/01/05 @ 100 (RB) (AMBAC)
   Series II-A
   5.200%, 05/01/05                               1,275         1,361
  Ohio State (GO)
   6.600%, 09/01/03                                 150           158
   5.200%, 08/01/08                               1,000         1,044
   4.900%, 08/01/12                               1,000         1,026
  Ohio State Common School Capital
   Facilities (GO) Series B
   5.500%, 09/15/13                               2,640         2,927
  Ohio State Higher Educational Capital
   Facilities (GO) Series B
   5.750%, 05/01/11                               2,820         3,127
  Ohio State, Prerefunded 08/01/05
   @ 102 (GO)
   6.200%, 08/01/05                                 860           964
  Ohio Turnpike Commission Authority
   (RB) (FGIC) Series A
   5.500%, 02/15/17                               1,500         1,633
  Ohio Turnpike Commission, Prerefunded
   02/15/06 @ 102 (RB) (FSA) Series A
   6.000%, 02/15/06                               4,100         4,592
  Ohio Water & Pollution Control
   Development Authority, State Match Loan
   Funding Project (RB)
   5.900%, 12/01/02                                 320           326
  Ohio Water & Pollution Control
   Development Authority, Water Quality
   Loan Funding Project (RB) (MBIA)
   5.000%, 12/01/14                               1,700         1,760
  Ohio Water Development Authority,
   Fresh Water Project (RB) (AMBAC)
   5.400%, 12/01/04                                 510           547
  Ohio Water Development Authority,
   Fresh Water Project (RB) (ETM) (AMBAC)
   5.600%, 06/01/07                               1,500         1,616
  Ohio Water Development Authority,
   Fresh Water Project (RB) (FSA) Series B
   5.500%, 12/01/20                               1,835         1,984


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio Water Development Authority,
   Pure Water Project (RB) (ETM) (AMBAC)
   Series I
   7.250%, 12/01/08                             $   450      $    505
  Ohio Water Development Authority,
   Pure Water Project (RB) (MBIA)
   5.750%, 12/01/05                                 500           519
  Ohio Water Development Authority,
   Safe Water Project (RB) (AMBAC)
   6.000%, 12/01/06                               1,075         1,204
   6.000%, 06/01/07                               1,715         1,919
  Olentangy Local School District (GO) (FSA)
   5.500%, 12/01/19                               1,245         1,309
  Ottawa County (GO) (MBIA)
   5.400%, 09/01/11                                 500           541
  Parma City School District (GO)
   5.550%, 12/01/04                                 200           213
   5.550%, 12/01/05                                 290           310
   5.550%, 12/01/06                                 305           328
  Parma City School District (TAN)
   4.600%, 12/01/03                               1,360         1,403
   4.600%, 12/01/04                               1,360         1,423
  Perrysburg Exempted Village School
   District (GO) (FSA) Series B
   5.750%, 12/01/12                               1,225         1,378
  Portage County (GO) (MBIA)
   5.100%, 12/01/12                               2,500         2,634
  Portage County Correctional Facilities
   Construction (GO)
   6.000%, 12/01/03                                 915           968
  Portage County Hospital Facility Authority,
   Robinson Memorial Hospital Project
   (RB) (MBIA)
   5.625%, 11/15/07                               1,000         1,075
  Richland County (GO) (AMBAC)
   5.200%, 12/01/08                                 515           550
  Sandusky County Hospital Facility
   Authority, Memorial Hospital Project (RB)
   4.900%, 01/01/05                                 500           488
  Southwest Licking Local School District
   (GO) (FGIC)
   5.750%, 12/01/15                                 550           622
   5.750%, 12/01/16                                 400           450
  Springfield Local School District (GO)
   6.100%, 12/01/03                                 250           260
  Stow City School District (GO)
   9.125%, 12/01/06                                 580           721
  Strongsville (GO)
   5.900%, 12/01/15                                 175           192
  Strongsville City School District
   (GO) (MBIA)
   5.200%, 12/01/09                                 670           728
   5.150%, 12/01/08                               1,000         1,085
  Strongsville, Prerefunded 12/01/06
   @ 102 (GO)
   5.900%, 12/01/06                               1,400         1,584





                                                                MAY 31, 2002 107

STATEMENT OF NET ASSETS
TAX FREE BOND FUNDS


ARMADA OHIO TAX EXEMPT BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Summit County (GO) (FGIC)
   6.250%, 12/01/11                              $1,235       $ 1,443
   6.000%, 12/01/09                                 790           899
  Teays Valley Local School District,
   Facilities Construction & Improvement
   (GO) (FGIC)
   5.375%, 12/01/10                               1,000         1,030
  University of Akron General Receipts
   (RB) (AMBAC)
   6.000%, 01/01/07                                 800           888
  University of Cincinnati General Receipts
   (RB) Series R6
   5.350%, 06/01/08                               1,000         1,046
  University of Cincinnati General Receipts
   (RB) Series T
   5.500%, 06/01/11                               1,110         1,220
  University of Toledo General Receipts
   (RB) (FGIC) Series A
   5.750%, 12/01/08                               1,950         2,022
  Upper Arlington City School District
   (GO) (MBIA)
   6.000%, 12/01/05                               1,170         1,293
  Valley View Village Street Improvement
   (GO) (AMBAC)
   5.550%, 12/01/20                                 450           475
  Vandalia (GO)
   5.350%, 12/01/09                                 505           539
  Washington County Hospital Facility
   Authority, Marietta Area Health Care
   Project (RB) (FSA)
   5.375%, 09/01/18                               1,500         1,558
  West Chester Township (GO) (AMBAC)
   5.750%, 12/01/15                               2,145         2,427
  West Clermont Local School District
   (GO) (AMBAC)
   5.650%, 12/01/08                               1,030         1,125
  West Geauga Local School District
   (GO) (AMBAC)
   8.250%, 11/01/12                                 710           932
   5.650%, 11/01/06                               1,000         1,080
  Westerville (GO)
   5.250%, 12/01/12                               1,205         1,288
  Westlake (GO)
   5.300%, 12/01/03                                 500           524
  Westlake City School District (GO)
   Series A
   6.200%, 12/01/06                               1,635         1,848
  Worthington City School District
   (GO) (FGIC)
   5.850%, 12/01/02                                 500           510
  Wyoming City School District
   (GO) (FGIC) Series B
   5.750%, 12/01/13                                 135           152
   5.750%, 12/01/14                                 690           780
   5.750%, 12/01/15                                 740           837
   5.750%, 12/01/16                                 800           900
   5.750%, 12/01/17                                 400           448
                                                              -------
                                                              161,212
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                            NUMBER OF SHARES/   VALUE
                                                PAR (000)       (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
PUERTO RICO -- 0.7%
  Puerto Rico Housing Finance Authority,
   Multi-Family Housing Mortgage Project
   (RB) (FHA)
   6.000%, 07/01/07                              $1,000      $  1,129
-----------------------------------------------------------------------
Total Municipal Bonds (Cost $154,834)                         162,341
-----------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 1.1%
  Armada Ohio Municipal Money Market
   Fund, Class I+                             1,746,453         1,746
-----------------------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $1,746)                                                 1,746
-----------------------------------------------------------------------
Total Investments -- 98.1% (Cost $156,580)                    164,087
-----------------------------------------------------------------------
Other Assets & Liabilities, Net -- 1.9%                         3,229
-----------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                   161,817
Undistributed net investment income                                 2
Accumulated net realized loss on investments                   (2,010)
Net unrealized appreciation on investments                      7,507
-----------------------------------------------------------------------
Total Net Assets -- 100.0%                                   $167,316
-----------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  13,787,817 outstanding shares of
  beneficial interest)                                         $11.20
-----------------------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 1,042,369
  outstanding shares of beneficial
  interest)                                                    $11.17
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($11.17 / 97.00%)                                    $11.52
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B (based on 14,460
  outstanding shares of beneficial
  interest)                                                    $11.14
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 91,921
  outstanding shares of beneficial
  interest)                                                    $11.15
-----------------------------------------------------------------------
Net Asset Value Per Share -- Class H
  (based on 2,741 outstanding shares of
  beneficial interest)                                         $11.15
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class H ($11.15 / 99.00%)                                    $11.26
-----------------------------------------------------------------------

+   SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2002, AND THE DATE REPORTED IS THE FINAL MATURITY DATE NOT THE NEXT RESET OR PUT DATE.
(B) ZERO COUPON
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR BANK OR FINANCIAL INSTITUTION.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FHA -- FEDERAL HOUSING AUTHORITY
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
TAN -- TAX ANTICIPATION NOTE
SEE NOTES TO FINANCIAL STATEMENTS.



108  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                             TAX FREE BOND FUNDS


ARMADA PENNSYLVANIA MUNICIPAL BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- 92.9%
PENNSYLVANIA -- 92.3%
  Allegheny County Higher Education
   Authority, Community College Project
   (RB) (MBIA) Series A
   5.800%, 06/01/13                              $1,000      $  1,048
  Allegheny County Higher Education
   Authority, Duquesne University Project
   (RB) (AMBAC)
   6.500%, 03/01/10                                 380           441
  Allegheny County Higher Education
   Authority, Duquesne University Project
   (RB) (AMBAC) Series A
   5.000%, 04/01/19                                 500           501
  Allegheny County Hospital Development
   Authority, Magee Woman's Hospital
   Project (RB) (ETM) Series O
  10.125%, 10/01/02                                  30            31
  Allegheny County Port Authority
   (RB) (FGIC)
   5.500%, 03/01/13                                 500           544
  Allegheny County Port Authority,
   Prerefunded 03/01/09 @ 101 (RB) (MBIA)
   6.250%, 03/01/09                                 685           789
  Allegheny County Sewer Sanitation
   Authority (RB) (FGIC) (ETM) (B)
   0.000%, 12/01/08                               1,000           772
  Blair County (GO) (AMBAC) Series A
   5.000%, 08/01/12                                 500           531
  Bradford County School District,
   Partially Prerefunded 10/01/05 @ 100
   (GO) (FGIC)
   5.250%, 10/01/05                               1,000         1,059
  Bucks County (GO)
   5.250%, 12/01/17                               1,000         1,024
  Bucks County Community College
   Authority, College Building (RB)
   5.300%, 06/15/10                                 100           106
  Butler County Sewer Authority,
   Prerefunded 01/01/04 @ 100 (RB)
   7.250%, 01/01/04                                 100           107
  Chester County (GO)
   5.100%, 06/15/18                               1,000         1,013
  Danville Area School District (GO) (FGIC)
   5.000%, 05/15/11                                 545           580
  Dauphin County General Authority
   (RB) (AMBAC)
   5.400%, 06/01/26                                 800           800
  Dauphin County General Authority,
   Pooled Financing Program II
   (RB) (AMBAC) (A)
   1.650%, 09/01/32                                 450           450
  Delaware River Port Authority,
   Pennsylvania & New Jersey Bridges
   Project (RB) (ETM)
   6.000%, 01/15/10                                 465           511


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Delaware River Port Authority,
   Pennsylvania & New Jersey Bridges
   Project (RB) (FSA)
   5.500%, 01/01/10                             $   500      $    552
  Delaware Valley Regional Finance
   Authority (RB) (AMBAC) Series A
   5.900%, 04/15/16                               1,000         1,056
  Elizabeth Forward School District
   (GO) (MBIA) Series A
   5.450%, 09/01/08                                 170           171
  Fairview School District (GO) (FGIC)
   6.000%, 02/15/07                               1,140         1,268
  Garnet Valley School District (GO) (FGIC)
   5.375%, 04/01/13                                 500           540
  Gettysburg College Municipal Authority
   (RB) (MBIA)
   5.375%, 08/15/13                               1,000         1,089
  Indiana County Industrial Development
   Authority, New York State Electric & Gas
   (RB) (MBIA) Series A
   6.000%, 06/01/06                               1,000         1,108
  Lehigh County Industrial Development
   Authority, Pennsylvania Power & Light
   Project (RB) (MBIA) Series A
   6.400%, 11/01/21                               2,250         2,332
  Lycoming County College Authority,
   Pennsylvania College of Technology
   Project (RB) (AMBAC)
   5.400%, 11/01/08                               1,000         1,027
  Monroeville County Hospital Authority,
   East Suburban Health Center Project,
   Prerefunded 07/01/04 @ 100 (RB)
   7.600%, 07/01/04                                 700           757
  Montgomery County Higher Education &
   Health Authority, Foulkeways at
   Gwynedd Project (RB)
   6.000%, 11/15/07                                 105           114
   5.900%, 11/15/06                                 190           206
  Montgomery County Higher Education &
   Health Authority, St Joseph's Unviersity
   Project (RB) (CONNIE LEE)
   6.500%, 12/15/22                                 200           208
  Moon Area School District
   (GO) (FGIC) (B) Series A
   0.000%, 11/15/11                               1,520           992
  North Huntingdon Township
   (RB) (AMBAC)
   5.500%, 04/01/15                               1,025         1,098
  Northampton County (GO)
   5.125%, 08/15/17                                 735           751
  Parkland School District (GO) (FGIC)
   5.375%, 09/01/14                               1,000         1,090
  Pennsylvania State (GO) Second Series
   5.000%, 08/01/15                               1,000         1,031





                                                                MAY 31, 2002 109

STATEMENT OF NET ASSETS
TAX FREE BOND FUNDS


ARMADA PENNSYLVANIA MUNICIPAL BOND FUND



-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pennsylvania State Financing Authority,
   Municipal Capital Improvements
   Program (RB)
   6.600%, 11/01/09                              $1,000       $ 1,064
  Pennsylvania State Higher Educational
   Facilities Authority, University of
   Pennsylvania Project (RB) Series A
   6.500%, 09/01/04                                 250           272
   5.550%, 09/01/09                               1,300         1,385
  Pennsylvania State Housing Finance
   Agency, Single-Family Mortgage
   Project (RB) (AMT) Series 43
   6.550%, 10/01/03                                 150           154
  Pennsylvania State Industrial Development
   Authority, Economic Development
   Project (RB) (AMBAC)
   6.000%, 01/01/12                               1,000         1,068
   5.800%, 07/01/09                                 700           784
  Pennsylvania State Infrastructure
   Investment Authority, Pennvest
   Project (RB) Series B
   6.450%, 09/01/04                               1,500         1,545
  Pennsylvania State Intergovernmental
   Cooperative Authority, Special Tax,
   City of Philadelphia Funding Program
   (RB) (FGIC)
   5.250%, 06/15/12                                 500           531
   5.250%, 06/15/17                                 500           514
  Pennsylvania State University (RB)
   5.250%, 08/15/13                               1,000         1,075
  Pennsylvania State University (RB) Series A
   4.900%, 08/15/10                                 200           211
  Perkiomen Valley School District (GO) (FSA)
   5.000%, 02/01/17                                 100           101
  Philadelphia Gas Works,
   Partially Prerefunded 07/01/03 @102
   (RB) (FSA) Series 14
   6.250%, 07/01/03                                 300           318
  Philadelphia Hospital Authority,
   Graduate Hospital Project (RB) (ETM)
   7.000%, 07/01/10                                 315           359
  Philadelphia Hospital Authority,
   Thomas Jefferson University Hospital
   Project (RB) (ETM)
   7.000%, 07/01/08                                 185           206
  Philadelphia Industrial Development
   Authority, Fox Chase Cancer Center
   (RB) (A) (C)
   1.600%, 07/01/10                               1,000         1,000
  Philadelphia Water & Waste Water Authority
   (RB) (MBIA)
   6.250%, 08/01/08                                 500           571
   6.250%, 08/01/11                                 200           232
   5.500%, 06/15/07                               1,500         1,646


-----------------------------------------------------------------------
                                                   PAR          VALUE
                                                  (000)         (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pittsburgh & Allegheny County
   Public Auditorium, Regional
   Asset District Sales Tax (RB) (AMBAC)
   5.250%, 02/01/14                              $  500        $  526
  Pittsburgh Public Parking Authority
   (RB) (AMBAC)
   6.000%, 12/01/09                                 945         1,076
  Pittsburgh Water & Sewer Authority
   (RB) (FGIC) Series A
   5.000%, 09/01/18                               1,000         1,006
  Pittsburgh Water & Sewer Authority,
   Capital Appreciation, Senior Lien
   (RB) (FGIC) (B) Series B
   0.000%, 09/01/19                               2,000           810
  Pittsburgh, Prerefunded 09/01/04 @ 100
   (GO) (MBIA) Series A
   5.500%, 09/01/04                                 955         1,021
  Scranton-Lackawanna Health & Welfare
   Authority, Moses Taylor Hospital Project
   (RB) (ETM)
   6.625%, 07/01/09                                 395           435
  Seneca Valley School District, Prerefunded
   07/01/02 @ 100 (GO) (FGIC) Series A
   5.700%, 07/01/02                               1,000         1,003
  Shaler School District, Capital
   Appreciation (GO) (B) Series A
   0.000%, 11/15/20                                 615           229
  Southeastern Transportation Authority
   (RB) (FGIC) Series A
   5.250%, 03/01/17                               1,070         1,106
  State Public School Building Authority,
   Delaware County Community College
   Project (RB) (MBIA)
   5.750%, 10/01/16                                 150           164
  Swarthmore Borough Authority,
   Swarthmore College Project (RB)
   6.000%, 09/15/06                                 700           721
  Washington County Lease Authority,
   Special Sub-Series (RB) (ETM)
   7.875%, 12/15/18                               1,000         1,358
  West Mifflin Sewer Authority (RB) (MBIA)
   5.000%, 08/01/14                                 250           257
  West Whiteland Municipal Sewer
   Authority (RB) (ETM)
   6.400%, 09/15/13                                 240           277
                                                              -------
                                                               48,722
-----------------------------------------------------------------------
PUERTO RICO -- 0.6%
  Puerto Rico Housing Finance Authority,
   Multi-Family Housing Mortgage
   Project (RB) (FHA)
   7.400%, 04/01/07                                 180           180
   7.300%, 10/01/06                                 170           170
                                                              -------
                                                                  350
-----------------------------------------------------------------------
Total Municipal Bonds (Cost $47,077)                           49,072
-----------------------------------------------------------------------




110  MAY 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                             TAX FREE BOND FUNDS


ARMADA PENNSYLVANIA MUNICIPAL BOND FUND



-----------------------------------------------------------------------
                                                 NUMBER         VALUE
                                                OF SHARES       (000)
-----------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 3.2%
  Armada Pennsylvania Tax Exempt Money
   Market Fund, Class I+                      1,661,769       $ 1,662
-----------------------------------------------------------------------
Total Related Party Money Market Fund
  (Cost $1,662)                                                 1,662
-----------------------------------------------------------------------
Total Investments -- 96.1% (Cost $48,739)                      50,734
-----------------------------------------------------------------------
Other Assets & Liabilities, Net -- 3.9%                         2,063
-----------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                    50,804
Undistributed net investment income                                14
Accumulated net realized loss on investments                      (16)
Net unrealized appreciation on investments                      1,995
-----------------------------------------------------------------------
Total Net Assets -- 100.0%                                    $52,797
-----------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I (based on
  4,902,958 outstanding shares of
  beneficial interest)                                         $10.47
-----------------------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A (based on 96,758
  outstanding shares of beneficial
  interest)                                                    $10.49
-----------------------------------------------------------------------
Maximum Offering Price Per Share --
  Class A ($10.49 / 97.00%)                                    $10.81
-----------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C (based on 44,243
  outstanding shares of beneficial
  interest)                                                    $10.48
-----------------------------------------------------------------------

+   SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) VARIABLE RATE SECURITY -- RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2002, AND THE DATE REPORTED IS THE FINAL MATURITY DATE NOT THE NEXT RESET OR PUT DATE.
(B) ZERO COUPON
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR BANK OR FINANCIAL INSTITUTION.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT -- ALTERNATIVE MINIMUM TAX CONNIE
LEE -- COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FHA -- FEDERAL HOUSING AUTHORITY
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
SEE NOTES TO FINANCIAL STATEMENTS.



                                                                MAY 31, 2002 111

FINANCIAL STATEMENTS
ARMADA FUNDS

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED MAY 31, 2002
                                                  ----------------------------------------------------------------------------------

                                                        CORE            EQUITY         EQUITY        INTERNATIONAL   LARGE CAP
                                                     EQUITY FUND      GROWTH FUND    INDEX FUND       EQUITY FUND    ULTRA FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends .......................................     $ 1,704         $  8,526        $  4,457         $ 10,867        $ 1,098
Interest+ .......................................          96              687             321            1,179            120
Less: foreign taxes withheld ....................          --               --             (15)          (1,183)            --
------------------------------------------------------------------------------------------------------------------------------------
Total investment income .........................       1,800            9,213           4,763           10,863          1,218
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory fees ........................         939            7,081           1,176            6,316          1,267
Administration fees .............................          88              661             235              384            118
12b-1 fees:
    Class I Shares ..............................          54              372              17              240             69
    Class A Shares ..............................           1               54              --                6              4
    Class B Shares ..............................          14               25               9               31             57
    Class C Shares ..............................           2                4               6                3              2
    Class H Shares ..............................          --               --              --               --             --
Transfer Agent fees .............................          70              160              70              174            167
Custodian fees ..................................          23              102              45              144             28
Professional fees                                           9               74              16               41             11
Printing and shareholder reports ................          12              126              21               68             18
Registration and filing fees ....................          15               37              11               13              3
Trustees'fees ...................................           2               12               4                5              3
Miscellaneous ...................................           4               41              24               17              8
Shareholder servicing fees:
    Class A Shares ..............................           8              297              18               35             25
    Class B Shares ..............................           5                8               3               10             19
    Class C Shares ..............................           1                1               2                1              1
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses ..................................       1,247            9,055           1,657            7,488          1,800
------------------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of Investment Advisory fees ..............          --               --            (504)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses ....................................       1,247            9,055           1,153            7,488          1,800
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ....................         553              158           3,610            3,375           (582)
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold ....       5,859            6,971         (10,310)         (43,465)       (27,095)
Net realized loss on foreign currency transactions         --               --              --             (765)            --
Net realized gain (loss) on futures .............          --               --          (1,201)          (1,023)            --
Capital gain distributions received from other
   Armada Funds                                            --               --              --               --             --
Net change in unrealized depreciation on futures           --               --            (535)          (1,223)            --
Net change in unrealized appreciation on foreign
   currency translation .........................          --               --              --              197             --
Net change in unrealized appreciation
   (depreciation) on investments ................     (19,964)        (209,261)        (43,354)         (20,428)       (23,574)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments ..................     (14,105)        (202,290)        (55,400)         (66,707)       (50,669)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations .............................    $(13,552)       $(202,132)       $(51,790)        $(63,332)      $(51,251)
====================================================================================================================================

+ INCLUDES INCOME FROM SECURITIES LENDING (SEE NOTE 8).
SEE NOTES TO FINANCIAL STATEMENTS.



112 MAY 31, 2002

                                                                            YEAR ENDED MAY 31, 2002
                                                  -------------------------------------------------------------------------

                                                    LARGE CAP       MID CAP       SMALL CAP    SMALL CAP      TAX MANAGED
                                                    VALUE FUND    GROWTH FUND    GROWTH FUND   VALUE FUND     EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends .......................................   $ 14,956      $    378       $    449       $ 10,305       $  2,720
Interest+ .......................................        388           323            738          1,843            164
Less: foreign taxes withheld ....................        (13)          (12)            (4)            (6)           (21)
---------------------------------------------------------------------------------------------------------------------------
Total investment income .........................     15,331           689          1,183         12,142          2,863
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory fees ........................      5,529         1,952          3,256          7,169          1,693
Administration fees .............................        516           137            228            502            158
12b-1 fees:
    Class I Shares ..............................        308            74            130            307             90
    Class A Shares ..............................         18            10             12              8              7
    Class B Shares ..............................         82            66             80             26             75
    Class C Shares ..............................          2             2              3             12              7
    Class H Shares ..............................         --            --             --              1             --
Transfer Agent fees .............................        247           225            277            118             96
Custodian fees ..................................         84            31             44             82             33
Professional fees                                         40            11             20             49             12
Printing and shareholder reports ................         68            25             36             41             15
Registration and filing fees ....................         15            11             23             24              6
Trustees'fees ...................................         10             3              4              6              3
Miscellaneous ...................................         13             8             18             18              2
Shareholder servicing fees:
    Class A Shares ..............................         99            58             66             48             43
    Class B Shares ..............................         27            22             27              9             25
    Class C Shares ..............................          1             1              1              4              2
---------------------------------------------------------------------------------------------------------------------------
Total Expenses ..................................      7,059         2,636          4,225          8,424          2,267
---------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of Investment Advisory fees ..............         --            --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Net Expenses ....................................      7,059         2,636          4,225          8,424          2,267
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ....................      8,272        (1,947)        (3,042)         3,718            596
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold ....     11,962       (26,134)       (26,077)        59,029          1,624
Net realized loss on foreign currency transactions        --            --             --             --             --
Net realized gain (loss) on futures .............         --           (97)          (509)         3,636             --
Capital gain distributions received from other
   Armada Funds                                           --            --             --             --             --
Net change in unrealized depreciation on futures          --          (744)          (914)        (4,678)            --
Net change in unrealized appreciation on foreign
   currency translation .........................         --            --             --             --             --
Net change in unrealized appreciation
   (depreciation) on investments ................    (49,058)      (16,227)       (44,973)        66,765        (30,803)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments ..................    (37,096)      (43,202)       (72,473)       124,752        (29,179)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations .............................   $(28,824)     $(45,149)      $(75,515)      $128,470       $(28,583)
===========================================================================================================================


                                                                     YEAR ENDED MAY 31, 2002
                                                  -------------------------------------------------------
                                                   AGGRESSIVE      BALANCED     CONSERVATIVE
                                                   ALLOCATION     ALLOCATION     ALLOCATION        BOND
                                                      FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends .......................................      $ 120        $ 1,528          $ 207       $    --
Interest+ .......................................          2          4,453              2        53,335
Less: foreign taxes withheld ....................         --            (77)            --            --
---------------------------------------------------------------------------------------------------------
Total investment income .........................        122          5,904            209        53,335
---------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory fees ........................         13          1,413             14         4,578
Administration fees .............................          4            132              4           583
12b-1 fees:
    Class I Shares ..............................          1             77              1           371
    Class A Shares ..............................          1              6              2             4
    Class B Shares ..............................         --             41              1            17
    Class C Shares ..............................          1              3              2             1
    Class H Shares ..............................          1             --             --            --
Transfer Agent fees .............................         49            109             49            94
Custodian fees ..................................          1             61             --            93
Professional fees                                         --             13              1            48
Printing and shareholder reports ................          1             22             --            68
Registration and filing fees ....................          6             41              5            26
Trustees'fees ...................................         --              2             --            11
Miscellaneous ...................................         --             15             --            43
Shareholder servicing fees:
    Class A Shares ..............................          6             32              7            23
    Class B Shares ..............................         --             14             --             6
    Class C Shares ..............................         --              1             --            --
---------------------------------------------------------------------------------------------------------
Total Expenses ..................................         84          1,982             86         5,966
---------------------------------------------------------------------------------------------------------
LESS:
Waiver of Investment Advisory fees ..............        (13)            --            (14)           --
---------------------------------------------------------------------------------------------------------
Net Expenses ....................................         71          1,982             72         5,966
---------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ....................         51          3,922            137        47,369
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold ....       (281)       (13,994)          (163)        4,441
Net realized loss on foreign currency transactions        --             (6)            --            --
Net realized gain (loss) on futures .............         --            186             --            --
Capital gain distributions received from other
   Armada Funds                                           67             --             32            --
Net change in unrealized depreciation on futures          --             (5)            --            --
Net change in unrealized appreciation on foreign
   currency translation .........................         --              6             --            --
Net change in unrealized appreciation
   (depreciation) on investments ................       (245)          (489)           (73)        8,380
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments ..................       (459)       (14,302)          (204)       12,821
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations .............................      $(408)      $(10,380)         $ (67)      $60,190
=========================================================================================================

                                                                MAY 31, 2002 113

FINANCIAL STATEMENTS
ARMADA FUNDS



------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR ENDED MAY 31, 2002
                                                       -----------------------------------------------------------------------------
                                                                                                      TOTAL RETURN  U.S. GOVERNMENT
                                                           GMNA      INTERMEDIATE   LIMITED MATURITY   ADVANTAGE        INCOME
                                                           FUND        BOND FUND        BOND FUND         FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest+ ...............................................  $ 9,261     $20,610          $11,081          $17,278        $12,128
------------------------------------------------------------------------------------------------------------------------------------
Total investment income .................................    9,261      20,610           11,081           17,278         12,128
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory fees ................................      795       1,939              922            1,592          1,102
Administration fees .....................................      101         247              143              203            140
12b-1 fees:
    Class I Shares ......................................       63         155               70              100             81
    Class A Shares ......................................        1           3                1               --              5
    Class B Shares ......................................        3          11                7                2             51
    Class C Shares ......................................        6           2                3               --              5
Transfer Agent fees .....................................       59          86               59               62            104
Custodian fees ..........................................       31          46               33               40             31
Professional fees .......................................       10          21               11               17             10
Printing and shareholder reports ........................       15          29               16               31             16
Registration and filing fees ............................       15          23               15               17             12
Trustees'fees ...........................................        1           4                2                4              3
Miscellaneous ...........................................       10          13                8               13             13
Shareholder servicing fees:
    Class A Shares ......................................        5          20               11                2             33
    Class B Shares ......................................        1           4                2                1             17
    Class C Shares ......................................        2           1                1               --              2
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses ..........................................    1,118       2,604            1,304            2,084          1,625
------------------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of Investment Advisory fees ......................       --        (529)            (204)            (486)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses ............................................    1,118       2,075            1,100            1,598          1,625
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...................................    8,143      18,535            9,981           15,680         10,503
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments sold ...................      218       3,470            1,468            2,579          2,321
Net change in unrealized appreciation
     on investments .....................................    1,723       2,291              634            4,416          2,096
------------------------------------------------------------------------------------------------------------------------------------
Net gain on investments .................................    1,941       5,761            2,102            6,995          4,417
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations ....  $10,084     $24,296          $12,083          $22,675        $14,920
====================================================================================================================================


                                                                                     YEAR ENDED MAY 31, 2002
                                                         ---------------------------------------------------------------------------
                                                                                                                        PENNSYLVANIA
                                                           MICHIGAN MUNICIPAL    NATIONAL TAX EXEMPT  OHIO TAX EXEMPT     MUNICIPAL
                                                                BOND FUND             BOND FUND          BOND FUND        BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest+ ...............................................         $8,351               $8,207            $8,117            $2,388
------------------------------------------------------------------------------------------------------------------------------------
Total investment income .................................          8,351                8,207             8,117             2,388
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory fees ................................            908                  942               930               261
Administration fees .....................................            116                  120               118                33
12b-1 fees:
    Class I Shares ......................................             65                   74                71                16
    Class A Shares ......................................              8                    3                 5                --
    Class B Shares ......................................             15                    4                --                 2
    Class C Shares ......................................              1                    1                 7                --
Transfer Agent fees .....................................             57                   48                54                38
Custodian fees ..........................................             28                   28                30                10
Professional fees .......................................              6                   11                13                 3
Printing and shareholder reports ........................             18                   16                21                 4
Registration and filing fees ............................              6                   20                 6                 5
Trustees'fees ...........................................              3                    2                 2                 1
Miscellaneous ...........................................             11                   21                16                 3
Shareholder servicing fees:
    Class A Shares ......................................             37                   15                22                 1
    Class B Shares ......................................              5                    1                 3                --
    Class C Shares ......................................             --                   --                --                 1
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses ..........................................          1,284                1,306             1,298               378
------------------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of Investment Advisory fees ......................           (248)                (257)             (254)              (71)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses ............................................          1,036                1,049             1,044               307
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...................................          7,315                7,158             7,073             2,081
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments sold ...................            234                1,065               833                47
Net change in unrealized appreciation
     on investments .....................................          1,207                1,598             1,651               423
------------------------------------------------------------------------------------------------------------------------------------
Net gain on investments .................................          1,441                2,663             2,484               470
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations ....         $8,756               $9,821            $9,557            $2,551
====================================================================================================================================

+ INCLUDES INCOME FROM SECURITIES LENDING (SEE NOTE 8).
SEE NOTES TO FINANCIAL STATEMENTS.


114 & 115  MAY 31, 2002

FINANCIAL STATEMENTS
ARMADA FUNDS

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 CORE EQUITY FUND                  EQUITY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                            FOR THE           FOR THE            FOR THE          FOR THE
                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                          MAY 31, 2002      MAY 31, 2001      MAY 31, 2002     MAY 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                $    553          $     88        $      158         $     (708)
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions                   5,859             3,880             6,971               (370)
Net unrealized depreciation on investments,
   futures and foreign currency translation                  (19,964)          (11,584)         (209,261)          (160,624)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations         (13,552)           (7,616)         (202,132)          (161,702)
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                      (428)              (31)              (74)                --
   Class A                                                        (5)               --                --                 --
   Class B                                                        --                --                --                 --
   Class C                                                        --                --                --                 --
Distributions from net realized capital gains:
   Class I                                                    (2,550)          (16,653)           (7,690)           (45,705)
   Class A                                                       (79)             (565)           (1,111)            (6,819)
   Class B                                                       (45)             (248)              (31)              (161)
   Class C                                                        (5)               (2)               (6)               (11)
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                             (3,112)          (17,499)           (8,912)           (52,696)
----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                    37,383            13,333            66,530             90,725
   Class A                                                       898             1,710            20,036             21,929
   Class B                                                       524               780               693              1,371
   Class C                                                       469                50               460                222
   Class H                                                         7                --                27                 --
Net Assets from Parkstone Merger (Note 9):
   Class I                                                        --                --                --                 --
   Class A                                                        --                --                --                 --
   Class B                                                        --                --                --                 --
Reinvestment of cash distributions:
   Class I                                                     2,791            15,460             6,437             38,752
   Class A                                                        82               554             1,052              6,463
   Class B                                                        43               247                31                159
   Class C                                                         5                 2                 5                 11
----------------------------------------------------------------------------------------------------------------------------------
                                                              42,202            32,136            95,271            159,632
----------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                    (9,280)          (19,872)         (155,221)          (229,758)
   Class A                                                    (1,174)           (1,612)          (30,464)           (40,624)
   Class B                                                      (355)             (439)             (744)              (744)
   Class C                                                       (12)               (1)             (114)               (11)
----------------------------------------------------------------------------------------------------------------------------------
                                                             (10,821)          (21,924)         (186,543)          (271,137)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions     31,381            10,212           (91,272)          (111,505)
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       14,717           (14,903)         (302,316)          (325,903)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                       132,292           147,195         1,109,088          1,434,991
----------------------------------------------------------------------------------------------------------------------------------
   End of period                                            $147,009          $132,292        $  806,772         $1,109,088
==================================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.



116 MAY 31, 2002

                                                                    EQUITY INDEX FUND                    INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE              FOR THE              FOR THE            FOR THE
                                                            YEAR ENDED           YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                           MAY 31, 2002         MAY 31, 2001         MAY 31, 2002       MAY 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                 $  3,610            $  3,081            $   3,375           $   1,359
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions                  (11,511)               (482)             (45,253)            (63,943)
Net unrealized depreciation on investments,
   futures and foreign currency translation                   (43,889)            (37,819)             (21,454)           (123,860)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations          (51,790)            (35,220)             (63,332)           (186,444)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                     (3,474)             (3,100)              (2,172)                 --
   Class A                                                        (61)                (58)                 (15)                 --
   Class B                                                         (2)                 (1)                  --                  --
   Class C                                                         (1)                 --                   --                  --
Distributions from net realized capital gains:
   Class I                                                         --                  --                   --             (28,291)
   Class A                                                         --                  --                   --                (245)
   Class B                                                         --                  --                   --                 (42)
   Class C                                                         --                  --                   --                 (12)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (3,538)             (3,159)              (2,187)            (28,590)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                     96,742              96,190              303,937             277,053
   Class A                                                      3,238               2,637               86,128              42,547
   Class B                                                        799                 821                  140                 751
   Class C                                                        440                 465                  265                 260
   Class H                                                         59                  --                    6                  --
Net Assets from Parkstone Merger (Note 9):
   Class I                                                         --                  --                   --             279,700
   Class A                                                         --                  --                   --              21,734
   Class B                                                         --                  --                   --               7,727
Reinvestment of cash distributions:
   Class I                                                      3,028               2,692                  831              16,097
   Class A                                                         56                  53                   14                 209
   Class B                                                          2                   1                   --                  42
   Class C                                                          1                  --                   --                  12
------------------------------------------------------------------------------------------------------------------------------------
                                                              104,365             102,859              391,321             646,132
------------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                    (66,832)            (84,276)            (329,864)           (184,496)
   Class A                                                     (1,995)             (2,190)             (88,681)            (46,482)
   Class B                                                       (213)               (151)              (1,661)             (1,660)
   Class C                                                        (97)                (33)                 (28)                (10)
------------------------------------------------------------------------------------------------------------------------------------
                                                              (69,137)            (86,650)            (420,234)           (232,648)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions      35,228              16,209              (28,913)            413,484
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       (20,100)            (22,170)             (94,432)            198,450
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                        341,521             363,691              628,184             429,734
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                             $321,421            $341,521            $ 533,752           $ 628,184
====================================================================================================================================


                                                                   LARGE CAP ULTRA FUND
---------------------------------------------------------------------------------------------
                                                                 FOR THE           FOR THE
                                                               YEAR ENDED        YEAR ENDED
                                                              MAY 31, 2002      MAY 31, 2001
---------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                   $   (582)           $ (1,174)
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions                    (27,095)             (3,167)
Net unrealized depreciation on investments,
   futures and foreign currency translation                     (23,574)            (73,984)
---------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations            (51,251)            (78,325)
---------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                           --                  --
   Class A                                                           --                  --
   Class B                                                           --                  --
   Class C                                                           --                  --
Distributions from net realized capital gains:
   Class I                                                           --             (34,933)
   Class A                                                           --              (2,574)
   Class B                                                           --              (2,062)
   Class C                                                           --                  (1)
---------------------------------------------------------------------------------------------
Total dividends and distributions                                    --             (39,570)
---------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                       20,998              47,734
   Class A                                                        2,186               3,086
   Class B                                                          246               1,256
   Class C                                                          317                 129
   Class H                                                           10
Net Assets from Parkstone Merger (Note 9):
   Class I                                                           --                  --
   Class A                                                           --                  --
   Class B                                                           --                  --
Reinvestment of cash distributions:
   Class I                                                           --              22,606
   Class A                                                           --               2,252
   Class B                                                           --               1,997
   Class C                                                           --                   1
---------------------------------------------------------------------------------------------
                                                                 23,757              79,061
---------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                      (34,458)            (62,600)
   Class A                                                       (4,614)             (6,141)
   Class B                                                       (2,510)             (2,735)
   Class C                                                          (26)                 (4)
---------------------------------------------------------------------------------------------
                                                                (41,608)            (71,480)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions       (17,851)              7,581
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (69,102)           (110,314)
---------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                          205,703             316,017
---------------------------------------------------------------------------------------------
   End of period                                               $136,601           $ 205,703
=============================================================================================

                                                                MAY 31, 2002 117

FINANCIAL STATEMENTS
ARMADA FUNDS


-------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------------------------------------------------------

                                                               LARGE CAP VALUE FUND                MID CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                            FOR THE           FOR THE            FOR THE          FOR THE
                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                          MAY 31, 2002      MAY 31, 2001      MAY 31, 2002     MAY 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                $  8,272        $   10,687          $ (1,947)          $ (2,103)
Net realized gain (loss) on investments sold and futures      11,962            23,369           (26,231)            (6,518)
Net unrealized appreciation (depreciation) on investments
   and futures                                               (49,058)           53,312           (16,971)           (70,164)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                           (28,824)           87,368           (45,149)           (78,785)
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                    (8,036)          (10,846)               --                 --
   Class A                                                      (365)             (525)               --                 --
   Class B                                                       (23)              (71)               --                 --
   Class C                                                        (1)               (1)               --                 --
Distributions from net realized capital gains:
   Class I                                                   (28,586)          (10,037)               --            (75,891)
   Class A                                                    (1,621)             (182)               --            (11,883)
   Class B                                                      (462)              (27)               --             (5,487)
   Class C                                                       (12)               (2)               --                (12)
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                            (39,106)          (21,691)               --            (93,273)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                   165,364            76,707            15,437             75,216
   Class A                                                     5,104             5,083            15,526             23,009
   Class B                                                       608               654               231                589
   Class C                                                       244                88               184                162
   Class H                                                        17                --                --                 --
Net Assets from Parkstone Merger (Note 9:)
   Class I                                                        --           178,560                --                 --
   Class A                                                        --            41,201                --                 --
   Class B                                                        --            13,116                --                 --
Reinvestment of cash distributions:
   Class I                                                    25,115            12,663                --             59,697
   Class A                                                     1,770               589                --             11,327
   Class B                                                       476                95                --              5,394
   Class C                                                        11                 3                --                 11
-------------------------------------------------------------------------------------------------------------------------------
                                                             198,709           328,759            31,378            175,405
-------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                   (84,462)         (126,928)          (29,872)           (79,672)
   Class A                                                    (7,066)          (17,081)          (18,301)           (31,048)
   Class B                                                    (2,941)           (4,104)           (2,493)            (3,667)
   Class C                                                       (83)              (23)              (32)                (9)
-------------------------------------------------------------------------------------------------------------------------------
                                                             (94,552)         (148,136)          (50,698)          (114,396)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions    104,157           180,623           (19,320)            61,009
-------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       36,227           246,300           (64,469)          (111,049)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                       756,967           510,667           234,879            345,928
-------------------------------------------------------------------------------------------------------------------------------
   End of period                                            $793,194         $ 756,967          $170,410          $ 234,879
===============================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.



118 MAY 31, 2002

                                                                    SMALL CAP GROWTH FUND                 SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE              FOR THE           FOR THE            FOR THE
                                                               YEAR ENDED           YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                              MAY 31, 2002         MAY 31, 2001      MAY 31, 2002       MAY 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                    $ (3,042)          $  (1,838)        $   3,718            $  6,051
Net realized gain (loss) on investments sold and futures         (26,586)            (16,557)           62,665              51,444
Net unrealized appreciation (depreciation) on investments
   and futures                                                   (45,887)            (68,623)           62,087              63,640
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                               (75,515)            (87,018)          128,470             121,135
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                            --                  --            (4,955)             (6,229)
   Class A                                                            --                  --               (93)               (133)
   Class B                                                            --                  --                (9)                 (6)
   Class C                                                            --                  --                (5)                 (1)
Distributions from net realized capital gains:
   Class I                                                            --             (20,594)          (57,653)            (10,302)
   Class A                                                            --              (1,527)           (1,438)               (262)
   Class B                                                            --                (609)             (293)                (23)
   Class C                                                            --                  (9)             (109)                 (2)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                     --             (22,739)          (64,555)            (16,958)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                        93,670             108,840           387,085             157,014
   Class A                                                        15,081              37,877            34,457               4,016
   Class B                                                           271                 538             5,685                 733
   Class C                                                           286                 320             4,644                 267
   Class H                                                             7                  --               416                  --
Net Assets from Parkstone Merger (Note 9:)
   Class I                                                            --             201,533                --                  --
   Class A                                                            --              46,295                --                  --
   Class B                                                            --              20,127                --                  --
Reinvestment of cash distributions:
   Class I                                                            --              11,746            39,211              10,072
   Class A                                                            --               1,464             1,421                 360
   Class B                                                            --                 593               301                  29
   Class C                                                            --                   9               112                   2
------------------------------------------------------------------------------------------------------------------------------------
                                                                 109,315             429,342           473,332             172,493
------------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                       (63,085)            (82,577)         (104,898)            (73,620)
   Class A                                                       (18,438)            (44,672)           (6,559)             (4,309)
   Class B                                                        (2,704)             (3,326)             (312)               (242)
   Class C                                                           (74)                (10)             (121)                 (6)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 (84,301)           (130,585)         (111,890)            (78,177)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions         25,014             298,757           361,442              94,316
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (50,501)            189,000           425,357             198,493
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                           349,465             160,465           563,377             364,884
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                $298,964           $ 349,465         $ 988,734            $563,377
====================================================================================================================================


                                                                   TAX MANAGED EQUITY FUND
---------------------------------------------------------------------------------------------
                                                                 FOR THE           FOR THE
                                                               YEAR ENDED        YEAR ENDED
                                                              MAY 31, 2002      MAY 31, 2001
---------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                   $    596            $    161
Net realized gain (loss) on investments sold and futures          1,624                (142)
Net unrealized appreciation (depreciation) on investments
   and futures                                                  (30,803)            (32,950)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                              (28,583)            (32,931)
---------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                         (595)               (153)
   Class A                                                          (13)                 --
   Class B                                                           --                  --
   Class C                                                           --                  --
Distributions from net realized capital gains:
   Class I                                                           --                (492)
   Class A                                                           --                 (39)
   Class B                                                           --                 (25)
   Class C                                                           --                  (2)
---------------------------------------------------------------------------------------------
Total dividends and distributions                                  (608)               (711)
---------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                       15,550              23,165
   Class A                                                        4,171               6,160
   Class B                                                        1,161               2,630
   Class C                                                          439                 570
   Class H                                                           27                  --
Net Assets from Parkstone Merger (Note 9:)
   Class I                                                           --                  --
   Class A                                                           --                  --
   Class B                                                           --                  --
Reinvestment of cash distributions:
   Class I                                                           19                 251
   Class A                                                           11                  34
   Class B                                                           --                  24
   Class C                                                           --                   1
---------------------------------------------------------------------------------------------
                                                                 21,378              32,835
---------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                      (32,446)            (31,331)
   Class A                                                       (3,907)             (3,524)
   Class B                                                       (1,657)             (1,442)
   Class C                                                         (220)                (31)
---------------------------------------------------------------------------------------------
                                                                (38,230)            (36,328)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions       (16,852)             (3,493)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (46,043)            (37,135)
---------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                          249,373             286,508
---------------------------------------------------------------------------------------------
   End of period                                               $203,330            $249,373
=============================================================================================

                                                               MAY 31, 2002  119

FINANCIAL STATEMENTS
ARMADA FUNDS

--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------------------------------------------------------

                                                            AGGRESSIVE ALLOCATION FUND          BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                            FOR THE           FOR THE            FOR THE          FOR THE
                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                          MAY 31, 2002      MAY 31, 2001      MAY 31, 2002     MAY 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                         $   51            $   11          $  3,922           $  4,784
Net realized gain (loss) on investments sold, futures, foreign currency transactions and capital gain distributions received
   from other Armada Funds                                      (214)              (27)          (13,814)             4,278
Net unrealized appreciation (depreciation) on investments,
   futures and foreign currency translation                     (245)               (2)             (488)           (15,788)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations (408)              (18)          (10,380)            (6,726)
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                       (30)               (3)           (3,660)            (4,117)
   Class A                                                       (24)               (3)             (235)              (278)
   Class B                                                        (1)               --               (66)               (71)
   Class C                                                        (1)               --                (5)                --
   Class H                                                        --                --                (1)                --
Distributions from net realized capital gains:
   Class I                                                        --                --                --            (13,998)
   Class A                                                        --                --                --               (947)
   Class B                                                        --                --                --               (274)
   Class C                                                        --                --                --                 (1)
Return of Capital:
   Class I                                                       (12)               --                --                 --
   Class A                                                       (11)               --                --                 --
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                (79)               (6)           (3,967)           (19,686)
--------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                       564             2,500            21,123             35,923
   Class A                                                       455             2,510             7,003              2,708
   Class B                                                       139                 7             1,609              1,183
   Class C                                                       232                --               780                 34
   Class H                                                       521                --               343                 --
Net Assets from Parkstone Merger (Note 9):
   Class I                                                        --                --                --            130,610
   Class A                                                        --                --                --             12,881
   Class B                                                        --                --                --              4,937
   Class C
Reinvestment of cash distributions:
   Class I                                                        38                 3             3,349             17,363
   Class A                                                        35                 3               222              1,189
   Class B                                                         1                --                62                320
   Class C                                                         1                --                 5                  1
   Class H                                                        --                --                 1                 --
--------------------------------------------------------------------------------------------------------------------------------
                                                               1,986             5,023            34,497            207,149
--------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                        --                --           (40,648)           (42,539)
   Class A                                                       (16)               --            (3,136)            (5,467)
   Class B                                                        (6)               --            (1,082)            (1,002)
   Class C                                                        (4)               --               (43)               (16)
--------------------------------------------------------------------------------------------------------------------------------
                                                                 (26)               --           (44,909)           (49,024)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions      1,960             5,023           (10,412)           158,125
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        1,473             4,999           (24,759)           131,713
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                         4,999                --           205,889             74,176
--------------------------------------------------------------------------------------------------------------------------------
   End of period                                              $6,472            $4,999          $181,130           $205,889
================================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.



120 MAY 31, 2002

                                                                CONSERVATIVE ALLOCATION FUND                   BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE              FOR THE          FOR THE            FOR THE
                                                               YEAR ENDED           YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                              MAY 31, 2002         MAY 31, 2001     MAY 31, 2002       MAY 31, 2001+
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                             $  137             $    36        $  47,369            $ 58,267
Net realized gain (loss) on investments sold, futures, foreign currency transactions and capital gain distributions received
   from other Armada Funds                                          (131)                 (6)           4,441             (12,862)
Net unrealized appreciation (depreciation) on investments,
   futures and foreign currency translation                          (73)                 15            8,380              39,510
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (67)                 45           60,190              84,915
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                           (77)                (13)         (46,303)            (57,451)
   Class A                                                           (67)                (12)            (501)               (648)
   Class B                                                            (1)                 --             (106)               (139)
   Class C                                                            (4)                 --               (5)                 (2)
   Class H                                                            --                  --               --                  --
Distributions from net realized capital gains:
   Class I                                                            --                  --               --                  --
   Class A                                                            --                  --               --                  --
   Class B                                                            --                  --               --                  --
   Class C                                                            --                  --               --                  --
Return of Capital:
   Class I                                                            --                  --               --                  --
   Class A                                                            --                  --               --                  --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                   (149)                (25)         (46,915)            (58,240)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                           260               2,500          112,645              90,132
   Class A                                                           248               2,500            6,482               1,915
   Class B                                                           217                  --              239                  82
   Class C                                                           741                  55               91                  33
   Class H                                                           362                  --                5                  --
Net Assets from Parkstone Merger (Note 9):
   Class I                                                            --                  --               --             621,925
   Class A                                                            --                  --               --               3,738
   Class B                                                            --                  --               --                 563
   Class C                                                            --                  --               --                  41
Reinvestment of cash distributions:
   Class I                                                            72                  13           11,011              15,995
   Class A                                                            66                  12              343                 366
   Class B                                                             1                  --               89                 120
   Class C                                                             4                  --                5                   2
   Class H                                                            --                  --               --                  --
------------------------------------------------------------------------------------------------------------------------------------
                                                                   1,971               5,080          130,910             734,912
------------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                            --                  --         (180,977)           (205,657)
   Class A                                                           (48)                 --           (6,376)             (7,693)
   Class B                                                           (53)                 --             (546)               (911)
   Class C                                                           (88)                 --               (9)                (15)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    (189)                 --         (187,908)           (214,276)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions          1,782               5,080          (56,998)            520,636
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            1,566               5,100          (43,723)            547,311
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                             5,100                  --          854,229             306,918
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                  $6,666              $5,100        $ 810,506           $ 854,229
====================================================================================================================================


                                                                           GNMA FUND
------------------------------------------------------------------------------------------------
                                                                   FOR THE           FOR THE
                                                                 YEAR ENDED        YEAR ENDED
                                                                MAY 31, 2002      MAY 31, 2001
------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                            $  8,143            $  7,982
Net realized gain (loss) on investments sold, futures, foreign currency transactions and capital gain distributions received
   from other Armada Funds                                            218                (109)
Net unrealized appreciation (depreciation) on investments,
   futures and foreign currency translation                         1,723               6,015
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    10,084              13,888
------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                         (8,096)             (7,814)
   Class A                                                           (105)                (79)
   Class B                                                            (16)                 (8)
   Class C                                                            (36)                 (4)
   Class H                                                             --                  --
Distributions from net realized capital gains:
   Class I                                                             --                  --
   Class A                                                             --                  --
   Class B                                                             --                  --
   Class C                                                             --                  --
Return of Capital:
   Class I                                                             --                  --
   Class A                                                             --                  --
------------------------------------------------------------------------------------------------
Total dividends and distributions                                  (8,253)             (7,905)
------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                         43,606              25,012
   Class A                                                          5,805                 617
   Class B                                                            490                 124
   Class C                                                          1,802                  22
   Class H                                                             15                  --
Net Assets from Parkstone Merger (Note 9):
   Class I                                                             --                  --
   Class A                                                             --                  --
   Class B                                                             --                  --
   Class C                                                             --                  --
Reinvestment of cash distributions:
   Class I                                                          1,132                 821
   Class A                                                             74                  58
   Class B                                                             15                   7
   Class C                                                             32                   3
   Class H                                                             --                  --
------------------------------------------------------------------------------------------------
                                                                   52,971              26,664
------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                        (25,002)            (17,736)
   Class A                                                           (468)               (857)
   Class B                                                           (140)                (92)
   Class C                                                           (113)                (52)
------------------------------------------------------------------------------------------------
                                                                  (25,723)            (18,737)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions          27,248               7,927
------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            29,079              13,910
------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                            135,039             121,129
------------------------------------------------------------------------------------------------
   End of period                                                 $164,118            $135,039
================================================================================================

+ REFLECTS OPERATING HISTORY OF A PREDECESSOR MUTUAL FUND (SEE NOTE 9).

                                                               MAY 31, 2002  121

FINANCIAL STATEMENTS
ARMADA FUNDS

---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
---------------------------------------------------------------------------------------------------------------------------------

                                                              INTERMEDIATE BOND FUND           LIMITED MATURITY BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                            FOR THE           FOR THE            FOR THE          FOR THE
                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                          MAY 31, 2002      MAY 31, 2001      MAY 31, 2002     MAY 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                     $   18,535        $   23,078        $    9,981          $  11,540
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions                   3,470            (4,923)            1,468             (3,333)
Net unrealized appreciation on investments,
   futures and foreign currency transactions                   2,291            16,524               634              6,671
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations          24,296            34,679            12,083             14,878
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                   (18,107)          (22,379)           (9,717)           (11,557)
   Class A                                                      (406)             (573)             (249)              (381)
   Class B                                                       (62)              (74)              (35)               (37)
   Class C                                                       (12)              (10)              (13)                (1)
   Class H                                                        --                --                (1)                --
Distributions from net realized capital gains:
   Class I                                                        --                --                --                 --
   Class A                                                        --                --                --                 --
   Class B                                                        --                --                --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                            (18,587)          (23,036)          (10,015)           (11,976)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                   144,818           110,336           130,948             88,082
   Class A                                                     2,456             2,079            11,057                826
   Class B                                                       279               345               818                323
   Class C                                                       301                30               927                 48
   Class H                                                        39                --               173                 --
Net Assets from Parkstone Merger (Note 9):
   Class I                                                        --            72,396                --            100,489
   Class A                                                        --             7,594                --              8,775
   Class B                                                        --               556                --                575
Reinvestment of cash distributions:
   Class I                                                     4,199             5,464             3,080              4,380
   Class A                                                       280               386               178                265
   Class B                                                        48                60                30                 31
   Class C                                                         9                10                10                  1
   Class H                                                        --                --                 1                 --
---------------------------------------------------------------------------------------------------------------------------------
                                                             152,429           199,256           147,222            203,795
---------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                  (152,851)         (149,433)         (112,954)           (99,170)
   Class A                                                    (2,106)           (6,057)           (9,274)            (5,799)
   Class B                                                      (295)             (344)             (269)              (377)
   Class C                                                       (78)              (58)             (112)                (3)
---------------------------------------------------------------------------------------------------------------------------------
                                                            (155,330)         (155,892)         (122,609)          (105,349)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions     (2,901)           43,364            24,613             98,446
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        2,808            55,007            26,681            101,348
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                       354,803           299,796           196,071             94,723
---------------------------------------------------------------------------------------------------------------------------------
   End of period                                           $ 357,611         $ 354,803         $ 222,752          $ 196,071
=================================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.



122 MAY 31, 2002

                                                             TOTAL RETURN ADVANTAGE FUND             U.S. GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                             FOR THE              FOR THE              FOR THE            FOR THE
                                                           YEAR ENDED           YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                          MAY 31, 2002         MAY 31, 2001         MAY 31, 2002       MAY 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                      $  15,680            $ 21,578             $ 10,503            $ 10,138
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions                   2,579               6,920                2,321                 506
Net unrealized appreciation on investments,
   futures and foreign currency transactions                   4,416              12,544                2,096               7,507
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations          22,675              41,042               14,920              18,151
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                   (15,539)            (21,402)              (9,295)             (8,784)
   Class A                                                       (57)               (167)                (655)               (999)
   Class B                                                       (10)                 (3)                (291)               (425)
   Class C                                                        (2)                 --                  (25)                 (1)
   Class H                                                        --                  --                   --                  --
Distributions from net realized capital gains:
   Class I                                                       (96)                 --                   --                  --
   Class A                                                        --                  --                   --                  --
   Class B                                                        --                  --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                            (15,704)            (21,572)             (10,266)            (10,209)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                    27,218              72,346               88,961              57,791
   Class A                                                       846               1,641                2,613                 926
   Class B                                                       159                 143                1,134                 457
   Class C                                                        74                  19                  974                 112
   Class H                                                        --                  --                   22                  --
Net Assets from Parkstone Merger (Note 9):
   Class I                                                        --                  --                   --                  --
   Class A                                                        --                  --                   --                  --
   Class B                                                        --                  --                   --                  --
Reinvestment of cash distributions:
   Class I                                                     8,583              12,140                1,221                 952
   Class A                                                        41                 130                  374                 494
   Class B                                                         9                   3                  182                 260
   Class C                                                         1                  --                   21                   1
   Class H                                                        --                  --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------
                                                              36,931              86,422               95,502              60,993
------------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                  (138,681)            (79,450)             (64,260)            (43,963)
   Class A                                                      (753)             (5,810)              (3,791)             (9,223)
   Class B                                                       (15)                 --               (1,846)             (3,162)
   Class C                                                       (56)                 --                 (361)                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                            (139,505)            (85,260)             (70,258)            (56,348)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions   (102,574)              1,162               25,244               4,645
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      (95,603)             20,632               29,898              12,587
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                       356,694             336,062              176,819             164,232
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                           $ 261,091            $356,694             $206,717            $176,819
====================================================================================================================================


                                                               MICHIGAN MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------
                                                                 FOR THE           FOR THE
                                                               YEAR ENDED        YEAR ENDED
                                                              MAY 31, 2002      MAY 31, 2001
----------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                          $  7,315            $  7,687
Net realized gain (loss) on investments sold,
   futures and foreign currency transactions                        234                 805
Net unrealized appreciation on investments,
   futures and foreign currency transactions                      1,207               8,061
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              8,756              16,553
----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                       (6,441)             (7,022)
   Class A                                                         (764)               (599)
   Class B                                                          (71)                (66)
   Class C                                                           (4)                 --
   Class H                                                           --                  --
Distributions from net realized capital gains:
   Class I                                                         (188)                 --
   Class A                                                          (28)                 --
   Class B                                                           (3)                 --
----------------------------------------------------------------------------------------------
Total dividends and distributions                                (7,499)             (7,687)
----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                       13,638              14,150
   Class A                                                       11,200               3,247
   Class B                                                          353                 322
   Class C                                                          280                  --
   Class H                                                           --                  --
Net Assets from Parkstone Merger (Note 9):
   Class I                                                           --                  --
   Class A                                                           --                  --
   Class B                                                           --                  --
Reinvestment of cash distributions:
   Class I                                                          814                 775
   Class A                                                          567                 450
   Class B                                                           53                  49
   Class C                                                            3                  --
   Class H                                                           --                  --
----------------------------------------------------------------------------------------------
                                                                 26,908              18,993
----------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                      (26,477)            (30,971)
   Class A                                                       (9,985)             (5,415)
   Class B                                                         (399)               (408)
   Class C                                                           --                  --
----------------------------------------------------------------------------------------------
                                                                (36,861)            (36,794)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions        (9,953)            (17,801)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (8,696)             (8,935)
----------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                          164,479             173,414
----------------------------------------------------------------------------------------------
   End of period                                               $155,783            $164,479
==============================================================================================

                                                               MAY 31, 2002  123

FINANCIAL STATEMENTS
ARMADA FUNDS

------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------

                                                           NATIONAL TAX EXEMPT BOND FUND        OHIO TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------------------------------------
                                                            FOR THE           FOR THE            FOR THE          FOR THE
                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                          MAY 31, 2002      MAY 31, 2001      MAY 31, 2002     MAY 31, 2001
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                       $  7,158          $  7,189          $  7,073           $  7,524
Net realized gain on investments sold,
   futures and foreign currency transactions                   1,065               614               833                246
Net unrealized appreciation on investments,
   futures and foreign currency transactions                   1,598             7,312             1,651              8,471
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations           9,821            15,115             9,557             16,241
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                    (6,734)           (6,859)           (6,640)            (7,259)
   Class A                                                      (278)             (294)             (428)              (264)
   Class B                                                       (19)              (18)               (1)                --
   Class C                                                        (2)               (3)              (30)                (3)
------------------------------------------------------------------------------------------------------------------------------
Total dividends                                               (7,033)           (7,174)           (7,099)            (7,526)
------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                    35,186            28,490            26,279             18,699
   Class A                                                     2,977             1,193             5,217             10,141
   Class B                                                       374                51               160                 --
   Class C                                                        18                90             1,488                278
   Class H                                                        --                --               119                 --
Net Assets from Parkstone Merger (Note 9):
   Class I                                                        --            61,308                --                 --
   Class A                                                        --             3,375                --                 --
   Class B                                                        --               404                --                 --
Reinvestment of cash distributions:
   Class I                                                       314               352               375                279
   Class A                                                       219               221               363                190
   Class B                                                        12                12                --                 --
   Class C                                                         2                 2                19                 --
------------------------------------------------------------------------------------------------------------------------------
                                                              39,102            95,498            34,020             29,587
------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                   (32,613)          (31,341)          (31,185)           (36,930)
   Class A                                                    (2,559)           (2,495)           (2,519)            (7,316)
   Class B                                                      (143)             (216)               --                 --
   Class C                                                       (85)              (13)             (764)                 3
   Class H                                                        --                --               (90)                --
------------------------------------------------------------------------------------------------------------------------------
                                                             (35,400)          (34,065)          (34,558)           (44,243)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions      3,702            61,433              (538)           (14,656)
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        6,490            69,374             1,920             (5,941)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                       169,241            99,867           165,396            171,337
------------------------------------------------------------------------------------------------------------------------------
   End of period                                            $175,731          $169,241          $167,316           $165,396
==============================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.



124 MAY 31, 2002

                                                             PENNSYLVANIA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------
                                                                FOR THE              FOR THE
                                                              YEAR ENDED           YEAR ENDED
                                                             MAY 31, 2002         MAY 31, 2001
-----------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                           $ 2,081             $ 2,082
Net realized gain on investments sold,
   futures and foreign currency transactions                         47                 118
Net unrealized appreciation on investments,
   futures and foreign currency transactions                        423               1,955
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              2,551               4,155
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                       (2,034)             (2,068)
   Class A                                                          (29)                (14)
   Class B                                                           --                  --
   Class C                                                           (7)                 --
-----------------------------------------------------------------------------------------------
Total dividends                                                  (2,070)             (2,082)
-----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                       13,949               5,118
   Class A                                                          648                 189
   Class B                                                           --                  --
   Class C                                                          458                   4
   Class H                                                           --                  --
Net Assets from Parkstone Merger (Note 9):
   Class I                                                           --                  --
   Class A                                                           --                  --
   Class B                                                           --                  --
Reinvestment of cash distributions:
   Class I                                                           67                  57
   Class A                                                           12                   5
   Class B                                                           --                  --
   Class C                                                            7                  --
-----------------------------------------------------------------------------------------------
                                                                 15,141               5,373
-----------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                       (8,613)             (6,817)
   Class A                                                          (51)                (22)
   Class B                                                           --                  --
   Class C                                                           (5)                 --
   Class H                                                           --                  --
-----------------------------------------------------------------------------------------------
                                                                 (8,669)             (6,839)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions         6,472              (1,466)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                           6,953                 607
-----------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                           45,844              45,237
-----------------------------------------------------------------------------------------------
   End of period                                                $52,797             $45,844
===============================================================================================

                                                               MAY 31, 2002  125

NOTES TO FINANCIAL STATEMENTS
ARMADA FUNDS

1.   FUND ORGANIZATION

Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2002, the Trust offered for sale shares of 30 funds. Each Fund is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution and/or shareholder service fees, sales charges and investment minimums. With respect to the Equity, Asset Allocation, Fixed Income, and Tax Free Bond Funds, Class I shares are sold without a sales charge; Class A and H shares are sold subject to a front-end sales charge; and Class B, Class C and Class H shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances. See page 27, Additional Armada Performance Information, for a description of front-end and contingent deferred sales charges currently in effect. See the respective Fund's prospectus for additional information.

The Trust currently offers five asset categories that consist of the following Funds (each referred to as a "Fund" or collectively as the "Funds"):

EQUITY FUNDS
Core Equity Fund, Equity Growth Fund, Equity Index Fund, International Equity Fund, Large Cap Ultra Fund, Large Cap Value Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, and Tax Managed Equity Fund;

ASSET ALLOCATION FUNDS
Aggressive   Allocation  Fund,   Balanced   Allocation  Fund,  and  Conservative
Allocation Fund;

FIXED INCOME FUNDS
Bond Fund, GNMA Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, and U.S. Government Income Fund;

TAX FREE BOND FUNDS
Michigan Municipal Bond Fund, National Tax Exempt Bond Fund, Ohio Tax Exempt Bond Fund, and Pennsylvania Municipal Bond Fund;

MONEY MARKET FUNDS
Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, Treasury Money Market Fund, and Treasury Plus Money Market Fund. The financial statements presented herein are those of the Equity, Asset Allocation, Fixed Income and Tax Free Bond Funds. The financial statements of the Money Market Funds are not presented herein, but are presented separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION:

Investment securities of the Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). If there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and ask prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The



126  MAY 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    ARMADA FUNDS

pricing services may also employ electronic data processing techniques and matrix systems to determine value. Short-term obligations with maturities of 60 days or less may be valued at amortized cost. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. The Aggressive Allocation and Conservative Allocation Funds invest in underlying Armada Funds. The investments in underlying funds are valued at their respective net asset values as determined by those funds each business day.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate an NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy and hold shares of a Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Discounts and market premiums are amortized and classified as interest income over the lives of the respective securities. Dividends are recorded on the ex-dividend date. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Distributions and shareholder service expenses relating to a specific class are charged directly to that class. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS:

The Funds implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on June 1, 2001. Prior to June 1, 2001, the Tax Free Bond Funds did not accrete market discounts on fixed income securities. In accordance with the implementation of the new accounting standards, the Michigan Municipal Bond Fund, National Tax Exempt Bond Fund, Ohio Tax Exempt Bond Fund, and Pennsylvania Municipal Bond Fund were required to record a cumulative effect adjustment of $78,937, $103,395, $36,769 and $47,421, respectively, to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustments were reclassified between net investment income and net unrealized appreciation of securities and therefore did not impact total net assets or the net asset value per share of the Funds. The effect of this change for the year ended May 31, 2002 was to increase (decrease) net investment income by $36,050, $128,647, $(26,247) and $(3,294), respectively. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

Prior to June 1, 2001, the Fixed Income Funds recorded paydown gains and losses on mortgage- and asset-backed securities as realized gains and losses, not as adjustments to interest income. The implementation of the accounting changes had no impact on total net assets of the Fixed Income Funds or the Fixed Income Funds' total net assets or the net asset value per share of the Funds, but resulted in a $106,688, $35,584, $11,385 and $350,696 decrease in interest income and a corresponding $106,688, $35,584, $11,385 and $350,696 increase in realized gains for the GNMA Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and U.S. Government Income Fund, respectively. The Balanced Allocation Fund and Bond Fund increased interest income by $31,297 and $452,071 while decreasing realized gains for $31,297 and $452,071, respectively.


                                                                MAY 31, 2002 127

NOTES TO FINANCIAL STATEMENTS
ARMADA FUNDS


The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes.

The effect of these changes on the financial highlights for the Balanced Allocation Fund, Bond Fund, GNMA Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, U.S. Government Income Fund, Michigan Municipal Bond Fund, National Tax Exempt Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund (as presented on pages 38-43) for the year ended May 31, 2002 was:

                       IMPACT OF
                      ADOPTION ON           RATIO OF NET
                   ----------------------    INVESTMENT
                               REALIZED       INCOME TO
                                  AND        AVERAGE NET
                       NET     UNREALIZED       ASSETS
                   INVESTMENT    GAINS    ------------------
                     INCOME     (LOSSES)   BEFORE    AFTER
                    PER SHARE   PER SHARE ADOPTION  ADOPTION
                   ---------- ----------- -------- ---------
BALANCED
 ALLOCATION FUND
  Class I ........   $ 0.00    $ 0.00      2.11%      2.13%
  Class A ........     0.00      0.00      1.86%      1.88%
  Class B ........     0.00      0.00      1.15%      1.17%
  Class C ........     0.00      0.00      1.15%      1.17%
  Class H ........     0.00      0.00      1.15%      1.17%
BOND FUND
  Class I ........   $ 0.01    $(0.01)     5.64%      5.70%
  Class A ........     0.01     (0.01)     5.39%      5.45%
  Class B ........     0.01     (0.01)     4.68%      4.74%
  Class C ........     0.01     (0.01)     4.68%      4.74%
  Class H ........     0.01     (0.01)     5.56%      5.62%
GNMA FUND
  Class I ........   $(0.01)   $ 0.01      5.72%      5.65%
  Class A ........    (0.01)     0.01      5.47%      5.40%
  Class B ........    (0.01)     0.01      4.76%      4.69%
  Class C ........    (0.01)     0.01      4.76%      4.69%
  Class H ........    (0.01)     0.01      4.21%      4.14%
LIMITED MATURITY
 BOND FUND
  Class I ........   $ 0.00     $0.00      4.90%      4.89%
  Class A ........     0.00      0.00      4.70%      4.69%
  Class B ........     0.00      0.00      3.94%      3.93%
  Class C ........     0.00      0.00      3.94%      3.93%
  Class H ........     0.00      0.00      3.40%      3.39%
TOTAL RETURN
 ADVANTAGE FUND
  Class I ........   $ 0.00     $0.00      5.42%      5.42%
  Class A ........     0.00      0.00      5.17%      5.17%
  Class B ........     0.00      0.00      4.46%      4.46%
  Class C ........     0.00      0.00      4.46%      4.46%
U.S. GOVERNMENT
 INCOME FUND
  Class I ........   $(0.02)    $0.02      5.47%      5.29%
  Class A ........    (0.02)     0.02      5.22%      5.04%
  Class B ........    (0.02)     0.02      4.51%      4.33%
  Class C ........    (0.02)     0.02      4.51%      4.33%
  Class H ........    (0.02)     0.02      4.58%      4.40%


                       IMPACT OF
                      ADOPTION ON           RATIO OF NET
                   ----------------------    INVESTMENT
                               REALIZED       INCOME TO
                                  AND        AVERAGE NET
                       NET     UNREALIZED       ASSETS
                   INVESTMENT    GAINS    ------------------
                     INCOME     (LOSSES)   BEFORE    AFTER
                    PER SHARE   PER SHARE ADOPTION  ADOPTION
                   ---------- ----------- -------- ---------
MICHIGAN
 MUNICIPAL BOND FUND
  Class I ........    $0.00     $ 0.00      4.44%    4.47%
  Class A ........     0.00       0.00      4.24%    4.27%
  Class B ........     0.00       0.00      3.53%    3.56%
  Class C ........     0.00       0.00      3.48%    3.51%
NATIONAL TAX
 EXEMPT BOND FUND
  Class I ........    $0.01     $(0.01)     4.12%    4.19%
  Class A ........     0.01      (0.01)     3.92%    3.99%
  Class B ........     0.01      (0.01)     3.21%    3.28%
  Class C ........     0.01      (0.01)     3.16%    3.23%
OHIO TAX
 EXEMPT BOND FUND
  Class I ........    $0.00     $ 0.00      4.22%    4.20%
  Class A ........     0.00       0.00      4.02%    4.00%
  Class B ........     0.00       0.00      3.31%    3.29%
  Class C ........     0.00       0.00      3.26%    3.24%
  Class H ........     0.00       0.00      3.18%    3.16%
PENNSYLVANIA
 MUNICIPAL BOND FUND
  Class I ........    $0.00     $ 0.00      4.40%    4.40%
  Class A ........     0.00       0.00      4.20%    4.20%
  Class C ........     0.00       0.00      3.44%    3.44%

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the net investment income of the Core Equity, Equity Growth, Equity Index, Large Cap Ultra, Large Cap Value, Mid Cap Growth, Tax Managed Equity, Aggressive Allocation and Balanced Allocation Funds, if any, are declared and paid quarterly; dividends from net investment income of the International Equity, Small Cap Growth and Small Cap Value Funds, if any, are declared and paid annually. Dividends from the net investment income of the Bond, GNMA, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, U.S. Government Income, Michigan Municipal Bond, National Tax Exempt Bond, Ohio Tax Exempt Bond, and Pennsylvania Municipal Bond Funds are declared daily and paid monthly. Dividends from net investment income of the Conservative Allocation Fund are declared and paid monthly. Any net realized capital gains will be distributed at least annually for all of the Funds.

FOREIGN CURRENCY TRANSLATION:

The books and records of the International Equity and Balanced Allocation Funds are maintained in U.S.



128  MAY 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    ARMADA FUNDS

dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in operations for the current period. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain Funds enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. As of May 31, 2002, there were no forward foreign currency contracts outstanding.

FUTURES CONTRACTS:

Certain Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized gain/(loss), if any, is shown in the financial statements.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.


Financial futures contracts open at May 31, 2002 were as follows:



                         NOTIONAL
               NUMBER      COST                 UNREALIZED
                 OF       AMOUNT    EXPIRATION  GAIN/(LOSS)
FUND          CONTRACTS    (000)       DATE        (000)
----          ---------   -------   ----------  -----------
EQUITY INDEX FUND:
S&P 500
 Composite
 Index            22     $ 5,984     06/20/02   $  (112)
                                                -------
INTERNATIONAL EQUITY FUND:
FTSE 100 Index   280      21,519     06/24/02      (877)
SPI 200 Index    390      19,161     06/28/02      (575)
TOPIX Index      150      13,435     06/17/02        56
                                                 ------
                                                 (1,396)
                                                 ------
SMALL CAP GROWTH FUND:
Russell 2000
   Index          35       8,746     06/24/02      (213)
                                                 ------
SMALL CAP VALUE FUND:
Russell 2000
   Index         222      55,429     06/24/02    (1,305)
                                                 ------
BALANCED ALLOCATION FUND:
FTSE 100 Index    10         772     06/24/02       (35)
SPI200 Index      10         483     06/28/02        (6)
                                                 ------
                                                    (41)
                                                 ------

In connection with the outstanding futures contracts, $346,500, $2,273,757, $609,000, $3,862,800, and $67,978 is held by the broker as collateral as of May 31, 2002 for the Equity Index, International Equity, Small Cap Growth, Small Cap Value, and Balanced Allocation Funds, respectively.



                                                               MAY 31, 2002  129

NOTES TO FINANCIAL STATEMENTS
ARMADA FUNDS

MORTGAGE DOLLAR ROLLS:

For the purpose of enhancing the Fund's yield, the GNMA Fund and U.S. Government Income Fund may enter into mortgage dollar rolls (principally in securities referred to as TBA's or To Be Announced) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and maintains liquid high-grade securities in an amount at least equal to its commitment to repurchase.

REPURCHASE AGREEMENTS:

Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than the repurchase price. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.

3.  INVESTMENT ADVISER, DISTRIBUTION FEES AND OTHER RELATED PARTY TRANSACTIONS

Fees paid by the Trust pursuant to the Advisory Agreements with National City Investment Management Company (the "Adviser" or "IMC"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may from time to time waive its fees payable by the Funds. At May 31, 2002, advisory fees accrued and unpaid amounted to:

                                        ANNUAL
                                         RATE      (000)
                                       --------  ---------
Core Equity Fund.....................    0.75%    $  94
Equity Growth Fund...................    0.75%      527
Equity Index Fund....................    0.35%       57
International Equity Fund............    1.15%      532
Large Cap Ultra Fund.................    0.75%       90
Large Cap Value Fund.................    0.75%      501
Mid Cap Growth Fund..................    1.00%      148

                                        ANNUAL
                                         RATE      (000)
                                       --------  ---------
Small Cap Growth Fund................    1.00%      264
Small Cap Value Fund.................    1.00%      841
Tax Managed Equity Fund..............    0.75%      132
Aggressive Allocation Fund...........    0.25%       --
Balanced Allocation Fund.............    0.75%      116
Conservative Allocation Fund.........    0.25%       --
Bond Fund............................    0.55%      378
GNMA Fund............................    0.55%       74
Intermediate Bond Fund...............    0.55%      120
Limited Maturity Bond Fund...........    0.45%       65
Total Return Advantage Fund..........    0.55%       90
U.S. Government Income Fund..........    0.55%      $97
Michigan Municipal Bond Fund.........    0.55%       53
National Tax Exempt Bond Fund........    0.55%       59
Ohio Tax Exempt Bond Fund............    0.55%       56
Pennsylvania Municipal Bond Fund.....    0.55%       17

The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A, Class B, Class C and Class H shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, B, C, or H shares in consideration for payment, listed in the table below, on an annual basis of the net asset value of the Class A, B, C, or H shares.

                          ANNUAL   ANNUAL    ANNUAL   ANNUAL
                           RATE     RATE      RATE     RATE
                          CLASS A  CLASS B   CLASS C  CLASS H
                          -------  -------   -------  -------
Core Equity Fund....       0.25%    0.25%    0.25%    0.25%
Equity Growth Fund..       0.25%    0.25%    0.25%    0.25%
Equity Index Fund...       0.25%    0.25%    0.25%    0.25%
International Equity
   Fund.............       0.25%    0.25%    0.25%    0.25%
Large Cap Ultra Fund       0.25%    0.25%    0.25%    0.25%
Large Cap Value Fund       0.25%    0.25%    0.25%    0.25%
Mid Cap Growth Fund.       0.25%    0.25%    0.25%    0.25%
Small Cap Growth
   Fund.............       0.25%    0.25%    0.25%    0.25%
Small Cap Value Fund       0.25%    0.25%    0.25%    0.25%
Tax Managed Equity
   Fund.............       0.25%    0.25%    0.25%    0.25%
Aggressive Allocation
   Fund.............       0.25%    0.25%    0.25%    0.25%
Balanced Allocation
   Fund.............       0.25%    0.25%    0.25%    0.25%
Conservative Allocation
   Fund.............       0.25%    0.25%    0.25%    0.25%
Bond Fund...........       0.25%    0.25%    0.25%    0.25%
GNMA Fund...........       0.25%    0.25%    0.25%    0.25%
Intermediate Bond
   Fund.............       0.25%    0.25%    0.25%    0.25%
Limited Maturity Bond
   Fund.............       0.25%*   0.25%    0.25%    0.25%
Total Return Advantage
   Fund.............       0.25%    0.25%    0.25%    0.25%


130  MAY 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    ARMADA FUNDS

                          ANNUAL   ANNUAL    ANNUAL   ANNUAL
                           RATE     RATE      RATE     RATE
                          CLASS A  CLASS B   CLASS C  CLASS H
                          -------  -------   -------  -------
U.S. Government
   Income Fund......       0.25%    0.25%    0.25%    0.25%
Michigan Municipal
   Bond Fund........       0.25%*   0.25%*   0.25%    0.25%
National Tax Exempt
   Bond Fund........       0.25%*   0.25%*   0.25%    0.25%
Ohio Tax Exempt
   Bond Fund........       0.25%*   0.25%*   0.25%    0.25%
Pennsylvania Municipal
   Bond Fund........       0.25%*   0.25%*   0.25%    0.25%

*Prior to October 1, 2001, payment was 0.10% on an annual basis of the net asset value.

National City Bank ("NCB") serves as the Funds' Custodian. For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average gross assets; (ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

The Trust and SEI Investments Distribution Co. ("SEI" or the "Distributor") are parties to a distribution agreement dated May 1, 1998. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average net assets of the Funds' Class I and Class A shares. Currently, the Funds are being charged 0.04% for Class I and Class A Shares, with the exception of the Equity Index Fund, which is currently being charged 0.005% for Class I and Class A Shares. The Trust also has adopted plans under Rule 12b-1 with respect to Class B Shares, Class C Shares and Class H Shares pursuant to which the Trust, excluding the Aggressive Allocation and Conservative Allocation Funds, compensates the Distributor for distribution services in an amount up to 0.75% per annum of the average net assets of the Funds' Class B, Class C and Class H Shares. The Aggressive
Allocation and Conservative Allocation Funds compensate the Distributor for distributions services in an amount of up to 0.65% per annum of the average net assets of the Funds' Class B, Class C and Class H Shares.

Effective January 1, 2002, each Trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $16,000 per annum for services in such capacity. Prior to January 1, 2002, each Trustee received an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board received an additional $5,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated on a prorata basis across the portfolios of Armada Funds and The Armada Advantage Fund, another registered investment company managed by the Adviser. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

The Trust, SEI Investments Mutual Funds Services ("SIMFS") and NCB are parties to a Co-Administration Agreement effective as of August 15, 2000, as amended, under which SIMFS and NCB provide administrative services in exchange for fees at the following annual rates based on the average daily net assets of all the Trust's Funds.



                                                                MAY 31, 2002 131

NOTES TO FINANCIAL STATEMENTS
ARMADA FUNDS

                          AGGREGATE   PORTION     PORTION
COMBINED AVERAGE           ANNUAL    ALLOCATED   ALLOCATED
DAILY NET ASSETS            RATE     TO SIMFS     TO NCB
----------------          ---------  --------    ---------
Up to $16 billion ......    0.070%     0.050%     0.020%
From $16 billion to
   $20 billion .........    0.070%     0.040%     0.030%
Over $20 billion .......    0.065%     0.035%     0.030%

Expenses paid by the Trust for the year ended May 31, 2002, include legal fees of $424,673 paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the Armada Money Market Funds, provided that investments in the Money Market Funds do not exceed 25% of the investing Fund's total assets.

4.  INVESTMENTS

During the year ended May 31, 2002, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                 PURCHASES (000)  SALES (000)
                                 ---------------  -----------
Core Equity Fund .............    $ 167,160        $ 138,507
Equity Growth Fund ...........      478,935          563,052
Equity Index Fund ............       50,012           14,442
International Equity Fund ....      325,556          403,445
Large Cap Ultra Fund .........       82,165           98,105
Large Cap Value Fund .........      356,254          285,935
Mid Cap Growth Fund ..........      127,459          136,914
Small Cap Growth Fund ........      385,963          371,736
Small Cap Value Fund .........      956,414          692,584
Tax Managed Equity Fund ......           --           10,375
Aggressive Allocation Fund ...        4,120            2,110
Balanced Allocation Fund .....      126,426          128,563
Conservative Allocation Fund .        3,312            1,486
Bond Fund ....................      169,966          225,436
GNMA Fund ....................           --              912
Intermediate Bond Fund .......      110,300          106,225
Limited Maturity Bond Fund ...       83,530          102,684
Total Return Advantage Fund ..       76,455           85,847
U.S. Government Income Fund ..        5,691            8,295
Michigan Municipal Bond Fund .       10,315           20,880
National Tax Exempt Bond Fund        32,785           30,568
Ohio Tax Exempt Bond Fund ....       31,142           33,727
Pennsylvania Municipal Bond Fund      7,760            5,845

Purchases and sales of long-term U.S. government obligations were:

                                 PURCHASES (000)  SALES (000)
                                 --------------- -------------
Balanced Allocation Fund.......    $   63,676    $   65,901
Bond Fund......................       631,085       639,265
GNMA Fund......................        83,551        64,363
Intermediate Bond Fund.........       376,983       390,849
Limited Maturity Bond Fund.....       151,134       115,396
Total Return Advantage Fund....       176,843       269,731
U.S. Government Income Fund....       442,944       415,415

5.  FEDERAL INCOME TAXES:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. In addition, certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.




132  MAY 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    ARMADA FUNDS

Accordingly, the following permanent differences, have been reclassified to/from the following accounts:

                                        UNDISTRIBUTED  ACCUMULATED
                                             NET           NET
                                         INVESTMENT      REALIZED            PAID-IN
                                           INCOME          GAINS             CAPITAL
                                            (000)          (000)               (000)
                                        -------------  -------------        ----------
Core Equity Fund .....................    $   (8)          $   (39)          $    47
Equity Growth Fund ...................        (3)             (143)              146
Equity Index Fund ....................         1                (1)               --
International Equity Fund ............      (767)              763                 4
Large Cap Ultra Fund .................       582                --              (582)
Large Cap Value Fund .................      (106)             (149)              255
Mid Cap Growth Fund ..................     1,947                (2)           (1,945)
Small Cap Growth Fund ................     3,042                 3            (3,045)
Small Cap Value Fund .................        --            (3,502)            3,502
Tax Managed Equity Fund ..............       (36)              (68)              104
Balanced Allocation Fund .............       (39)               39                --
Conservative Allocation Fund .........         1                --                (1)
Bond Fund ............................      (452)              451                 1
GNMA Fund ............................       107              (108)                1
Intermediate Bond Fund ...............         1             4,739            (4,740)
Limited Maturity Bond Fund ...........        36             4,086            (4,122)
Total Return Advantage Fund ..........        11              (250)              239
U.S. Government Income Fund ..........       349              (350)                1
Michigan Municipal Bond Fund .........      (197)              112                85
National Tax Exempt Bond Fund ........      (233)              232                 1
Ohio Tax Exempt Bond Fund ............       (11)               11                --
Pennsylvania Municipal Bond Fund .....       (44)               45                (1)

The tax character of dividends and distributions paid during the years ended May 31, 2002 and May 31, 2001 were as follows:

                                                                              LONG-TERM
                                         TAX-EXEMPT         ORDINARY           CAPITAL           RETURN
                                           INCOME            INCOME             GAIN           OF CAPITAL           TOTAL
                                            (000)             (000)             (000)             (000)             (000)
                                         ----------        -----------       ----------        ----------        ----------
Core Equity Fund
    2002 ..............................      $--           $   440            $ 2,672               $--           $ 3,112
    2001 ..............................       --                31             17,468                --            17,499
Equity Growth Fund
    2002 ..............................       --                74              8,838                --             8,912
    2001 ..............................       --            10,577             42,119                --            52,696
Equity Index Fund
    2002 ..............................       --             3,538                 --                --             3,538
    2001 ..............................       --             3,159                 --                --             3,159
International Equity Fund
    2002 ..............................       --             2,187                 --                --             2,187
    2001 ..............................       --            13,760             14,830                --            28,590
Large Cap Ultra Fund
    2002 ..............................       --                --                 --                --                --
    2001 ..............................       --            39,570                 --                --            39,570
Large Cap Value Fund
    2002 ..............................       --            11,910             27,196                --            39,106
    2001 ..............................       --            11,443             10,248                --            21,691
Mid Cap Growth Fund
    2002 ..............................       --                --                 --                --                --
    2001 ..............................       --            32,969             60,304                --            93,273
Small Cap Growth Fund
    2002 ..............................       --                --                 --                --                --
    2001 ..............................       --            22,739                 --                --            22,739
Small Cap Value Fund
    2002 ..............................       --            35,487             29,068                --            64,555
    2001 ..............................       --            16,835                123                --            16,958
Tax Managed Equity Fund
    2002 ..............................       --               608                 --                --               608
    2001 ..............................       --               347                364                --               711
Aggressive Allocation Fund
    2002 ..............................       --                56                 --                23                79
    2001 ..............................       --                 6                 --                --                 6



                                                                MAY 31, 2002 133

NOTES TO FINANCIAL STATEMENTS
ARMADA FUNDS

                                                                              LONG-TERM
                                         TAX-EXEMPT         ORDINARY           CAPITAL           RETURN
                                           INCOME            INCOME             GAIN           OF CAPITAL           TOTAL
                                            (000)             (000)             (000)             (000)             (000)
                                         ----------        -----------       ----------        ----------        ----------
Balanced Allocation Fund
    2002 ..............................    $ --            $ 3,967            $    --               $--           $ 3,967
    2001 ..............................      --              9,016             10,670                --            19,686
Conservative Allocation Fund
    2002 ..............................      --                149                 --                --               149
    2001 ..............................      --                 25                 --                --                25
Bond Fund
    2002 ..............................      --             46,915                 --                --            46,915
    2001 ..............................      --             58,240                 --                --            58,240
GNMA Fund
    2002 ..............................      --              8,253                 --                --             8,253
    2001 ..............................      --              7,905                 --                --             7,905
Intermediate Bond Fund
    2002 ..............................      --             18,587                 --                --            18,587
    2001 ..............................      --             23,036                 --                --            23,036
Limited Maturity Bond Fund
    2002 ..............................      --             10,015                 --                --            10,015
    2001 ..............................      --             11,976                 --                --            11,976
Total Return Advantage Fund
    2002 ..............................      --             15,608                 96                --            15,704
    2001 ..............................      --             21,572                 --                --            21,572
U.S. Government Income Fund
    2002 ..............................      --             10,266                 --                --            10,266
    2001 ..............................      --             10,209                 --                --            10,209
Michigan Municipal Bond Fund
    2002 ..............................   7,277                 --                222                --             7,499
    2001 ..............................   7,468                 --                219                --             7,687
National Tax Exempt Bond Fund
    2002 ..............................   7,008                 25                 --                --             7,033
    2001 ..............................   7,157                 17                 --                --             7,174
Ohio Tax Exempt Bond Fund
    2002 ..............................   7,081                 18                 --                --             7,099
    2001 ..............................   7,523                  3                 --                --             7,526
Pennsylvania Municipal Bond Fund
    2002 ..............................   2,054                 16                 --                --             2,070
    2001 ..............................   2,082                 --                 --                --             2,082

As of May 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                          TOTAL
                                                                                                                      DISTRIBUTABLE
                              UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED  CAPITAL     POST-    UNREALIZED      OTHER     EARNINGS
                                 ORDINARY    TAX-EXEMPT     LONG-TERM     LOSS      OCTOBER  APPRECIATION   TEMPORARY (ACCUMULATED
                                  INCOME       INCOME     CAPITAL GAIN CARRYFORWARD  LOSSES  (DEPRECIATION) DIFFERENCES  LOSSES)
                                   (000)        (000)         (000)       (000)      (000)       (000)         (000)      (000)
                               ------------ ------------- ------------ ------------ ------- --------------  -----------  ----------
Core Equity Fund ..............  $   169       $ --        $    --     $     --     $  (147)      $ 7,155      $   --     $   7,177
Equity Growth Fund ............       81         --             --           --      (2,766)      118,987           --      116,302
Equity Index Fund .............      690         --             --      (12,467)     (8,220)      (18,985)          --      (38,982)
International Equity Fund .....    1,290         --             --      (86,314)    (22,578)       (4,199)          --     (111,801)
Large Cap Ultra Fund ..........       --         --             --      (22,903)     (9,614)       20,383           --      (12,134)
Large Cap Value Fund ..........    1,374         --          1,256           --          --        85,135           --       87,765
Mid Cap Growth Fund ...........       --         --             --      (50,026)    (20,398)        8,657           --      (61,767)
Small Cap Growth Fund .........       --         --             --      (42,793)    (14,620)        1,658           --      (55,755)
Small Cap Value Fund ..........   29,541         --         10,250           --          --       163,042           --      202,833
Tax Managed Equity Fund .......      110         --          1,106           --          --       166,519           --      167,735
Aggressive Allocation Fund ....       --         --             --         (129)         (1)         (358)          --         (488)
Balanced Allocation Fund ......      608         --             --      (12,181)     (4,717)        9,453           (6)      (6,843)
Conservative Allocation Fund ..       --         --             --          (68)        (31)          (96)          --         (195)
Bond Fund .....................    3,469         --             --      (67,177)       (403)       22,028       (3,471)     (45,554)
GNMA Fund .....................      715         --             --       (1,321)        (95)        4,824         (715)       3,408
Intermediate Bond Fund ........    1,523         --             --      (22,133)         --         7,961       (1,516)     (14,165)
Limited Maturity Bond Fund ....      319         --             --       (9,040)         --         2,127         (321)      (6,915)
Total Return Advantage Fund ...    1,170         --            812           --          --         4,957       (1,187)       5,752
U.S. Government Income Fund ...    1,368         --             --       (6,646)       (683)        3,916         (818)      (2,863)
Michigan Municipal Bond Fund ..       10        496            221           --          --        10,231         (577)      10,381
National Tax Exempt Bond Fund .       --        588             --       (1,589)         --         8,137         (589)       6,547
Ohio Tax Exempt Bond Fund .....       --        590             --       (2,021)         --         7,518         (588)       5,499
Pennsylvania Municipal Bond Fund      --        192             --          (60)         --         2,039         (178)       1,993


134  MAY 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    ARMADA FUNDS


Post-October losses represent losses realized on investment transactions from November 1, 2001 through May 31, 2002 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At May 31, 2002, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                   EXPIRING MAY 31,
                                ---------------------------------------------------------------------------------------------
                                  2003      2004      2005      2006       2007      2008       2009       2010       TOTAL
                                  (000)     (000)     (000)     (000)      (000)     (000)      (000)      (000)      (000)
                                --------  --------  --------  --------   --------  ---------  ---------  ---------  ---------
Equity Index Fund ............   $   --   $   --     $   --     $ --      $   --   $    --    $ 8,714    $ 3,753    $12,467
International Equity Fund* ...       --       --         --       --          --        --      8,277     78,037     86,314
Large Cap Ultra Fund .........       --       --         --       --          --        --      1,885     21,018     22,903
Mid Cap Growth Fund ..........       --       --         --       --          --        --         --     50,026     50,026
Small Cap Growth Fund ........       --       --         --       --          --        --         --     42,793     42,793
Aggressive Allocation Fund ...       --       --         --       --          --        --         --        129        129
Balanced Allocation Fund .....       --       --         --       --          --        --         --     12,181     12,181
Conservative Allocation Fund .       --       --         --       --          --        --         --         68         68
Bond Fund* ...................       --       --         --       --          --    31,124     24,100     11,953     67,177
GNMA Fund ....................       --       --         --       --          --       411        910         --      1,321
Intermediate Bond Fund* ......    2,891       --      2,923       --       1,537     6,009      7,604      1,169     22,133
Limited Maturity Bond Fund* ..    2,458      479      1,140      724          --     1,834        755      1,650      9,040
U.S. Government Income Fund ..       --    2,800         --       --          --     1,618      2,228         --      6,646
National Tax Exempt Bond Fund*       --       --         --       --          --       570      1,019         --      1,589
Ohio Tax Exempt Bond Fund ....       --       --         --       --          --       366      1,655         --      2,021
Pennsylvania Municipal Bond
   Fund ......................       --       --         --       --          --        60         --         --         60

*THE AMOUNT OF THIS LOSS WHICH CAN BE UTILIZED IN SUBSEQUENT YEARS IS SUBJECT TO  AN ANNUAL LIMITATION DUE TO THE FUND'S MERGER
 WITH ITS RESPECTIVE PARKSTONE  FUND (SEE NOTE 9).



                                                                MAY 31, 2002 135

NOTES TO FINANCIAL STATEMENTS
ARMADA FUNDS


During the year ended May 31, 2002, capital loss carryforwards that were utilized to offset capital gains were as follows:

                                            (000)
                                        -------------
GNMA Fund ...........................     $  206
Total Return Advantage Fund .........      1,454
U.S. Government Income Fund .........      2,779
National Tax Exempt Bond Fund .......      1,065
Ohio Tax Exempt Bond Fund ...........        833
Pennsylvania Municipal Bond Fund ....         40


At May 31, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

                  FEDERAL   AGGREGATE    AGGREGATE
                    TAX       GROSS        GROSS
                   COST   APPRECIATION DEPRECIATION  NET
                   (000)      (000)        (000)    (000)
                --------- ------------ ------------ ------
Core Equity
  Fund ........ $139,686   $ 14,225     $ (7,070) $  7,155
Equity Growth
  Fund ........  689,133    147,140      (28,153)  118,987
Equity Index
  Fund ........  340,338     43,659      (62,644)  (18,985)
International
  Equity Fund .  534,203     41,155      (45,504)   (4,349)
Large Cap
  Ultra Fund ..  115,382     31,825      (11,442)   20,383
Large Cap
  Value Fund ..  706,107    133,742      (48,607)   85,135
Mid Cap
  Growth Fund .  161,986     28,986      (20,329)    8,657
Small Cap
  Growth Fund .  291,785     39,269      (37,611)    1,658
Small Cap
  Value Fund ..  849,834    173,672      (10,630)  163,042
Tax Managed
  Equity Fund .   36,724    166,519           --   166,519
Aggressive
  Allocation
  Fund ........    6,813        146         (504)     (358)

                    FEDERAL   AGGREGATE    AGGREGATE
                      TAX       GROSS        GROSS
                     COST   APPRECIATION DEPRECIATION  NET
                     (000)      (000)        (000)    (000)
                  --------- ------------ ------------ ------
Balanced
  Allocation Fund  $170,317   $ 16,565      $(7,115)  $ 9,450
Conservative
  Allocation Fund     6,758        116         (212)      (96)
Bond Fund .......   803,868     24,055       (2,027)   22,028
GNMA Fund .......   157,350      4,875          (51)    4,824
Intermediate
  Bond Fund .....   346,712      8,609         (648)    7,961
Limited Maturity
  Bond Fund .....   214,483      2,993         (866)    2,127
Total Return
  Advantage
  Fund ..........   254,465      6,410       (1,453)    4,957
U.S. Government
  Income Fund ...   252,764      3,940          (24)    3,916
Michigan
  Municipal
  Bond Fund .....   143,714     10,277          (46)   10,231
National Tax
  Exempt Bond
  Fund ..........   164,760      8,201          (64)    8,137
Ohio Tax Exempt
  Bond Fund .....   156,569      7,546          (28)    7,518
Pennsylvania
  Municipal
  Bond Fund .....    48,695      2,061          (22)    2,039

6.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Funds.


136   MAY 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    ARMADA FUNDS

                                                                            (000)
                           ---------------------------------------------------------------------------------------------------------
                                 CLASS I             CLASS A               CLASS B               CLASS C            CLASS H
                           -----------------    ----------------      ------------------   ------------------     -----------
                             YEAR     YEAR       YEAR     YEAR         YEAR      YEAR        YEAR      YEAR          YEAR
                             ENDED    ENDED      ENDED    ENDED        ENDED     ENDED       ENDED     ENDED         ENDED
                            5/31/02  5/31/01    5/31/02  5/31/01      5/31/02   5/31/01     5/31/02   5/31/01       5/31/02
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
Shares issued ...........   3,263     1,011         79      130           48       60           45        4            1
Shares reinvested .......     254     1,159          8       42            4       19           --       --           --
Shares redeemed .........    (811)   (1,374)      (107)    (124)         (32)     (33)          (1)      --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .   2,706       796        (20)      48           20       46           44        4            1
====================================================================================================================================
EQUITY GROWTH FUND
Shares issued ...........   3,050     3,314        955      810           34       53           23        9            1
Shares reinvested .......     292     1,408         48      236            1        6           --       --           --
Shares redeemed .........  (7,157)   (8,400)    (1,444)  (1,526)         (36)     (31)          (6)      --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .  (3,815)   (3,678)      (441)    (480)          (1)      28           17        9            1
====================================================================================================================================
EQUITY INDEX FUND
Shares issued ...........   9,784     8,430        334      232           82       70           47       40            6
Shares reinvested .......     312       231          6        5           --       --           --       --           --
Shares redeemed .........  (6,923)   (6,982)      (200)    (193)         (21)     (13)         (10)      (3)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase ............   3,173     1,679        140       44           61       57           37       37            6
====================================================================================================================================
INTERNATIONAL EQUITY FUND
Shares issued ...........  31,843    22,270      9,169    3,405           15       59           29       23            1
Shares issued from
   Parkstone merger .....      --    18,933         --    1,478           --      531           --       --           --
Shares reinvested .......      88     1,088          1       14           --        3           --        1           --
Shares redeemed           (34,553)  (14,813)    (9,340)  (3,715)        (177)    (134)          (3)      (1)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .  (2,622)   27,478       (170)   1,182         (162)     459           26       23            1
====================================================================================================================================
LARGE CAP ULTRA FUND
Shares issued ...........   1,928     2,825        199      171           25       75           30       10            1
Shares reinvested .......      --     1,473         --      149           --      139           --       --           --
Shares redeemed .........  (3,208)   (3,802)      (427)    (355)        (254)    (184)          (3)      --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .  (1,280)      496       (228)     (35)        (229)      30           27       10            1
====================================================================================================================================
LARGE CAP VALUE FUND
Shares issued ...........  10,320     4,700        318      315           38       41           15        5            1
Shares issued from
   Parkstone merger .....      --    11,506         --    2,659           --      849           --       --           --
Shares reinvested .......   1,613       800        114       37           31        6            1       --           --
Shares redeemed .........  (5,239)   (7,926)      (437)  (1,072)        (184)    (261)          (5)      (1)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .   6,694     9,080         (5)   1,939         (115)     635           11        4            1
====================================================================================================================================
MID CAP GROWTH FUND
Shares issued ...........   2,182     6,774      2,213    1,864           42       48           30       21           --
Shares reinvested .......      --     6,468         --    1,268           --      717           --        1           --
Shares redeemed .........  (4,278)   (6,816)    (2,627)  (2,504)        (450)    (367)          (6)      (1)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .  (2,096)    6,426       (414)     628         (408)     398           24       21           --
====================================================================================================================================
SMALL CAP GROWTH FUND
Shares issued ...........   8,963     8,720      1,429    2,739           28       43           29       28            1
Shares issued from
   Parkstone Merger .....      --    12,779         --    2,956           --    1,307           --       --           --
Shares reinvested .......      --       901         --      122           --       51           --        1           --
Shares redeemed .........  (6,090)   (6,580)    (1,747)  (3,262)        (276)    (261)          (8)      (1)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .   2,873    15,820       (318)   2,555         (248)   1,140           21       28            1
====================================================================================================================================


                                                               MAY 31, 2002  137

NOTES TO FINANCIAL STATEMENTS
ARMADA FUNDS

                                                                             (000)
                                ----------------------------------------------------------------------------------------------------
                                     CLASS I                CLASS A               CLASS B               CLASS C          CLASS H
                                -----------------      ----------------     ------------------    ------------------   -----------
                                 YEAR       YEAR        YEAR       YEAR       YEAR      YEAR        YEAR      YEAR        YEAR
                                 ENDED      ENDED       ENDED      ENDED      ENDED     ENDED       ENDED     ENDED       ENDED
                                5/31/02    5/31/01     5/31/02    5/31/01    5/31/02   5/31/01     5/31/02   5/31/01     5/31/02
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
Shares issued ..............   19,648      9,105     1,744         237        298         43        240          15         21
Shares reinvested ..........    2,160        605        81          22         17          2          6          --         --
Shares redeemed ............   (5,423)    (4,298)     (339)       (255)       (17)       (15)        (6)         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase ...............   16,385      5,412     1,486           4        298         30        240          15         21
====================================================================================================================================
TAX MANAGED EQUITY FUND
Shares issued ..............    1,301      1,746       349         452        104        189         39          41          2
Shares reinvested ..........        2         18         1           2         --          2         --          --         --
Shares redeemed ............   (2,743)    (2,328)     (328)       (267)      (144)      (107)       (19)         (2)        --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) ....   (1,440)      (564)       22         187        (40)        84         20          39          2
====================================================================================================================================
AGGRESSIVE ALLOCATION FUND*
Shares issued ..............       60        250        49         251         15          1         25          --         57
Shares reinvested ..........        4         --         4          --         --         --         --          --         --
Shares redeemed ............       --         --        (2)         --         (1)        --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase ...............       64        250        51         251         14          1         25          --         57
====================================================================================================================================
BALANCED ALLOCATION FUND
Shares issued ..............    2,257      3,505       762         274        175        116         85           3         38
Shares issued from
   Parkstone merger ........       --     12,263        --       1,208         --        462         --          --         --
Shares reinvested ..........      366      1,689        24         116          7         31          1          --         --
Shares redeemed ............   (4,352)    (4,191)     (337)       (539)      (118)       (98)        (5)         (1)        --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) ....   (1,729)    13,266       449       1,059         64        511         81           2         38
====================================================================================================================================
CONSERVATIVE ALLOCATION FUND*
Shares issued ..............       27        250        25         250         21         --         77           5         37
Shares reinvested ..........        7          1         7           1          1         --         --          --         --
Shares redeemed ............       --         --        (5)         --         (5)        --         (9)         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase ...............       34        251        27         251         17         --         68           5         37
====================================================================================================================================
BOND FUND+
Shares issued ..............   11,472      9,381       660         199         24          9          9           3         --
Shares issued from
   Parkstone merger ........       --     65,764        --         394         --         60         --           4         --
Shares reinvested ..........    1,118      1,662        35          38          9         12          1           1         --
Shares redeemed ............  (18,395)   (21,374)     (649)       (802)       (55)       (95)        (1)         (2)        --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) ....   (5,805)    55,433        46        (171)       (22)       (14)         9           6         --
====================================================================================================================================
GNMA FUND
Shares issued ..............    4,229      2,480       561          61         48         11        174           2          1
Shares reinvested ..........      110         81         7           6          1          1          3          --         --
Shares redeemed ............   (2,427)    (1,762)      (45)        (84)       (13)        (9)       (11)         (5)        --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) ....    1,912        799       523         (17)        36          3        166          (3)         1
====================================================================================================================================
INTERMEDIATE BOND FUND
Shares issued ..............   13,968     10,867       237         204         27         34         29           3          4
Shares issued from
   Parkstone merger ........       --      7,270        --         761         --         56         --          --         --
Shares reinvested ..........      404        540        27          38          5          6          1           1         --
Shares redeemed ............  (14,718)   (14,764)     (204)       (597)       (29)       (34)        (8)         (6)        --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) ....     (346)     3,913        60         406          3         62         22          (2)         4
====================================================================================================================================

*THE AGGRESSIVE ALLOCATION FUND AND CONSERVATIVE ALLOCATION FUND COMMENCED
 OPERATIONS ON MARCH 6, 2001.

+REFLECTS THE OPERATING HISTORY OF A PREDECESSOR MUTUAL FUND (SEE NOTE 10).



138 MAY 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    ARMADA FUNDS

                                                                              (000)
                                ----------------------------------------------------------------------------------------------------
                                     CLASS I                CLASS A               CLASS B               CLASS C         CLASS H
                                -----------------      ----------------     ------------------    ------------------   -----------
                                 YEAR       YEAR        YEAR       YEAR       YEAR      YEAR        YEAR      YEAR        YEAR
                                 ENDED      ENDED       ENDED      ENDED      ENDED     ENDED       ENDED     ENDED       ENDED
                                5/31/02    5/31/01     5/31/02    5/31/01    5/31/02   5/31/01     5/31/02   5/31/01     5/31/02
------------------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
Shares issued ...............  13,134      8,992     1,108          83         82         32         92          4          17
Shares issued from
   Parkstone merger .........      --     10,316        --         898         --         59         --         --          --
Shares reinvested ...........     309        448        18          27          3          3          1         --          --
Shares redeemed ............. (11,331)   (10,132)     (929)       (591)       (27)       (38)       (11)        --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase ................   2,112      9,624       197         417         58         56         82          4          17
====================================================================================================================================
TOTAL RETURN ADVANTAGE FUND
Shares issued ...............   2,651      7,322        83         165         16         15          7          2          --
Shares reinvested ...........     838      1,225         4          13          1         --         --         --          --
Shares redeemed ............. (13,596)    (7,997)      (73)       (592)        (2)        --         (6)        --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) ..... (10,107)       550        14        (414)        15         15          1          2          --
====================================================================================================================================
U.S. GOVERNMENT INCOME FUND
Shares issued ...............   9,492      6,313       279         101        122         50        104         12           2
Shares reinvested ...........     130        105        40          54         19         29          2         --          --
Shares redeemed .............  (6,853)    (4,840)     (406)     (1,022)      (198)      (351)       (39)        --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .....   2,769      1,578       (87)       (867)       (57)      (272)        67         12           2
====================================================================================================================================
MICHIGAN MUNICIPAL BOND FUND
Shares issued ...............   1,234      1,298     1,014         299         32         29         26         --          --
Shares reinvested ...........      74         72        51          42          5          5         --         --          --
Shares redeemed .............  (2,400)    (2,867)     (910)       (503)       (36)       (38)        --         --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .....  (1,092)    (1,497)      155        (162)         1         (4)        26         --          --
====================================================================================================================================
NATIONAL TAX EXEMPT BOND FUND
Shares issued ...............   3,483      2,867       292         121         37          5          2          9          --
Shares issued from
   Parkstone merger .........      --      6,390        --         350         --         42         --         --          --
Shares reinvested ...........      31         36        22          22          1          1         --         --          --
Shares redeemed .............  (3,217)    (3,173)     (252)       (252)       (14)       (22)        (8)        (1)         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .....     297      6,120        62         241         24         26         (6)         8          --
====================================================================================================================================
OHIO TAX EXEMPT BOND FUND
Shares issued ...............   2,359      1,709       468         928         14         --        134         26          11
Shares reinvested ...........      34         26        32          17         --         --          1         --          --
Shares redeemed .............  (2,794)    (3,382)     (227)       (671)        --         --        (69)        --          (8)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .....    (401)    (1,647)      273         274         14         --         66         26           3
====================================================================================================================================
PENNSYLVANIA MUNICIPAL BOND FUND
Shares issued ...............   1,335        498        62          17         --         --         44         --          --
Shares reinvested ...........       6          6         1           1         --         --          1         --          --
Shares redeemed .............    (823)      (669)       (5)         (2)        --         --         (1)        --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .....     518       (165)       58          16         --         --         44         --          --
====================================================================================================================================


                                                               MAY 31, 2002  139

NOTES TO FINANCIAL STATEMENTS
ARMADA FUNDS

7.  MARKET AND CREDIT RISK

Some countries in which certain of the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

The Balanced Allocation, Bond, Limited Maturity Bond, GNMA, Intermediate Bond, Strategic Income Bond, Total Return Advantage and U.S. Government Income Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

The Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The National Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Michigan Municipal Bond, National Tax Exempt Bond, Ohio Tax Exempt Bond, and Pennsylvania Municipal Bond Funds.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedules of Investments.

The Funds invest in securities that include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At May 31, 2002, the percentage of portfolio investments by each revenue source were as follows:

                                NATIONAL   OHIO
                       MICHIGAN   TAX      TAX   PENNSYLVANIA
                       MUNICIPAL EXEMPT   EXEMPT   MUNICIPAL
                         BOND     BOND     BOND      BOND
                       --------- ------- ------- ------------
Agency ...............   34.3%    31.0%    23.5%     44.9%
General Obligations ..   34.0     43.3     50.0      19.0
Hospital .............    5.8      0.7      4.2       2.0
Prerefunded & Escrowed
  to Maturity ........   14.0     10.6      9.5      18.4
Utility ..............   11.9     14.4     12.6      15.7
                       ------   ------   ------    ------
                        100.0%   100.0%   100.0%    100.0%

The rating of long-term debt as a percentage of total value of investments at May 31, 2002, is as follows:

                              NATIONAL   OHIO
                     MICHIGAN    TAX      TAX  PENNSYLVANIA
  STANDARD & POOR'S/  MUNICIPAL EXEMPT   EXEMPT   MUNICIPAL
    MOODY'S RATINGS    BOND     BOND     BOND      BOND
  -----------------  --------- -------  ------ ------------
      AAA/Aaa            75.7%    73.5%    64.3%     76.9%
       AA/Aa             17.9     24.0     27.0      19.5
        A/A               0.5      2.5      5.4       2.1
      BBB/Baa             5.9       --      0.3       0.6
        NR                 --       --      3.0       0.9
                       ------   ------  -------    ------
                        100.0%   100.0%   100.0%    100.0%



140  MAY 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    ARMADA FUNDS

Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.

8. SECURITIES LENDING

To generate additional income, the Funds may lend up to 33 1/3% of securities in which they are invested requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Union Bank of California acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by IMC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as of May 31, 2002.

The market value of the securities on loan and the related collateral received as of May 31, 2002 and the income received from securities lending for the year ended May 31, 2002 were as follows:



                         MARKET      MARKET       INCOME
                          VALUE       VALUE      RECEIVED
                      OF SECURITIES    OF     FROM SECURITIES
                         ON LOAN   COLLATERAL     LENDING
                          (000)       (000)       (000)
                      ------------ ---------- ---------------
Core Equity Fund ....  $ 13,678   $ 14,138        $ 18
Equity Growth Fund ..    64,910     67,092         230
Equity Index Fund ...    10,431     11,039          44
International Equity
   Fund .............   106,957    112,801         339
Large Cap Ultra Fund      8,207      8,518          24
Large Cap Value Fund     17,763     18,527         152
Mid Cap Growth
   Fund .............    25,046     25,896          89
Small Cap Growth
   Fund .............    68,356     71,507         229
Small Cap Value
   Fund .............   118,718    124,107         238
Tax Managed Equity
   Fund .............     8,997      9,298          28
Balanced Allocation
   Fund .............     3,306      3,484          85
Bond Fund ...........   144,873    147,483         327
Intermediate Bond
   Fund .............    78,494     79,931         230
Limited Maturity
   Bond Fund ........    50,405     51,341          81
Total Return
   Advantage Fund ...    39,508     40,205         148
U.S. Government
   Income Fund ......     1,459      1,487          12

9. PARKSTONE MERGER

The Board of Trustees and shareholders of The Parkstone Group of Funds approved a reorganization of certain Parkstone Funds ("Reorganizing Funds") into similarly-managed Armada Funds. The Reorganization also provided for five Parkstone Funds ("Continuing Funds") to be merged into newly-established Armada investment portfolios. The tax-free reorganization of the Reorganizing Funds took place at the close of business on June 9, 2000. Similarly, the reorganization of the Continuing Funds took place on June 10, 2000.



                                                                MAY 31, 2002 141

NOTES TO FINANCIAL STATEMENTS
ARMADA FUNDS

PARKSTONE REORGANIZING FUNDS                     EXISTING ARMADA FUNDS
--------------------------------------------------------------------------------
Equity Income                                    Large Cap Value(1)
International Discovery                          International Equity(1)
Small Capitalization                             Small Cap Growth(1)
Balanced Allocation                              Balanced Allocation(1)
Bond(1)                                          Bond
Intermediate Government Obligations              Intermediate Bond(1)
Limited Maturity Bond                            Limited Maturity Bond(1)
National Tax Exempt Bond                         National Tax Exempt Bond(1)


PARKSTONE CONTINUING FUNDS                       NEW ARMADA FUNDS
--------------------------------------------------------------------------------
Large Capitalization(1)                            Large Cap Ultra
Mid Capitalization(1)                              Mid Cap Growth
U.S. Government Income(1)                          U.S. Government Income
Michigan Municipal Bond(1)                         Michigan Municipal Bond

--------------------------------------------------------------------------------
(1)Denotes the surviving or continuing portfolio for purposes of maintaining the financial statements and performance history in the post-reorganization funds.


Under the Agreement and Plan of Reorganization the Parkstone Institutional Shares were exchanged for Armada I Shares, Parkstone Investor A Shares were exchanged for Armada A Shares and Parkstone Investor B Shares were exchanged for Armada B Shares.

In subsequent financial reporting, the financial information for the Armada Bond Fund prior to June 9, 2000 will be that of the Parkstone Bond Fund. The Armada Bond Fund was the surviving net asset value. This means conversion factors were applied to the Parkstone Bond Fund's financial performance history for the respective share classes.

The net assets before and after the reorganization and shares issued and redeemed by the corresponding Armada Funds were as follows:

                                                                                            EXISTING                  PARKSTONE
EXISTING                         COMBINED NET ASSETS       PRIOR NET ASSETS            ARMADA FUND'S        REORGANIZING FUND'S
ARMADA FUNDS                      AS OF JUNE 9, 2000     AS OF JUNE 9, 2000            SHARES ISSUED            SHARES REDEEMED
--------------------------------------------------------------------------------------------------------------------------------
International Equity                    $754,601,736           $445,440,153               20,943,493                 19,911,559
Large Cap Value                          734,773,889            501,897,326               15,013,663                 24,002,514
Small Cap Growth                         452,639,251            184,684,416               17,041,876                 11,204,423
Balanced Allocation                      224,665,290             76,237,123               13,933,236                 11,739,478
Bond                                     934,865,789            626,266,871               32,620,288                 33,298,251
Intermediate Bond                        382,256,189            301,710,283                8,086,393                  8,470,934
Limited Maturity Bond                    202,393,175             92,554,395               11,273,126                 11,937,935
National Tax Exempt Bond                 166,379,126            101,292,106                6,782,394                  6,518,841

                                                                                                                      PARKSTONE
NEW                              COMBINED NET ASSETS       PRIOR NET ASSETS        NEW ARMADA FUND'S          CONTINUING FUND'S
ARMADA FUNDS                     AS OF JUNE 10, 2000    AS OF JUNE 10, 2000            SHARES ISSUED            SHARES REDEEMED
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Ultra                         $324,621,718                    N/A               15,601,834                 15,601,834
Mid Cap Growth                           368,457,916                    N/A               21,700,476                 21,700,476
U.S. Government Income                   163,774,447                    N/A               18,554,018                 18,554,018
Michigan Municipal Bond                  174,186,214                    N/A               16,624,617                 16,624,617
--------------------------------------------------------------------------------------------------------------------------------

142  MAY 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    ARMADA FUNDS


Included in the net assets from the Parkstone Funds were the following components:

                                                     UNDISTRIBUTED         ACCUMULATED         NET UNREALIZED
                                      PAID IN       NET INVESTMENT            REALIZED          APPRECIATION/
PARKSTONE FUND                         CAPITAL       INCOME (LOSS)         GAIN (LOSS)         (DEPRECIATION)       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZING FUNDS
Equity Income                     $212,645,099         $        --        $ (2,638,601)        $  22,870,065       $232,876,563
International Discovery            229,752,949                  --            (207,630)           79,616,264        309,161,583
Small Capitalization               178,531,921                  --            (953,654)           90,376,568        267,954,835
Balanced Allocation                125,265,493                  --            (534,620)           23,697,294        148,428,167
Bond                               336,656,458                  --         (20,685,215)           (7,372,325)       308,598,918
Intermediate Government
   Obligations                      96,419,860                  --         (13,925,552)           (1,948,063)        80,546,245
Limited Maturity Bond              123,443,908                  --         (10,400,629)           (3,204,499)       109,838,780
National Tax Exempt Bond            66,180,249                  --          (1,307,669)              214,440         65,087,020

CONTINUING FUNDS

Large Capitalization               156,872,678             (25,627)         37,823,085           129,951,582        324,621,718
Mid Capitalization                 188,111,048             (66,261)         61,277,106           119,136,023        368,457,916
U.S. Government Income             178,091,984              33,878          (9,826,242)           (4,525,173)       163,774,447
Michigan Municipal Bond            172,259,138               2,703            (762,940)            2,687,313        174,186,214
------------------------------------------------------------------------------------------------------------------------------------


                                                                MAY 31, 2002 143

                     This page is intentionally left blank.

                               INVESTMENT ADVISER
                   National City Investment Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                         SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                            Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                              [LOGO OMITTED]
                                              ARMADA[REGISTRATION MARK]
                                              FUNDS

[LOGO OMITTED]
ARMADA[REGISTRATION MARK]
FUNDS
WWW.ARMADAFUNDS.COM

One Freedom Valley Drive
Oaks, PA 19456



INVESTMENT ADVISER:
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NATIONAL CITY [REGISTRATION MARK]
INVESTMENT MANAGEMENT COMPANY

1900 East Ninth Street, 22nd Floor
Cleveland, OH 44114





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